September 30, 2002

Annual Report

[BERGER FUNDS LOGO]

BERGER GROWTH FUND
BERGER LARGE CAP GROWTH FUND
BERGER MID CAP GROWTH FUND
BERGER SMALL COMPANY GROWTH FUND
BERGER INFORMATION TECHNOLOGY FUND
BERGER INTERNATIONAL FUND
BERGER SMALL CAP VALUE FUND
BERGER SMALL CAP VALUE FUND II
BERGER MID CAP VALUE FUND
BERGER LARGE CAP VALUE FUND
BERGER BALANCED FUND

Berger Funds are presenting a combined Annual Report which includes Berger Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Information Technology Fund, Berger International Fund, Berger Small Cap Value Fund, Berger Small Cap Value Fund II, Berger Mid Cap Value Fund, Berger Large Cap Value Fund, and Berger Balanced Fund. This report reflects the financial position of each Fund at September 30, 2002 and the results of their operations and changes in their net assets and financial highlights for the periods indicated, in a single document.

                                                                    Berger Funds

TABLE OF CONTENTS
================================================================================

A Message To Our Shareholders ........................................         4

BERGER FUNDS

Berger Growth Fund ...................................................         5

Berger Large Cap Growth Fund .........................................        10

Berger Mid Cap Growth Fund ...........................................        14

Berger Small Company Growth Fund .....................................        19

Berger Information Technology Fund ...................................        25

Berger International Fund ............................................        29

Berger Small Cap Value Fund ..........................................        31

Berger Small Cap Value Fund II .......................................        36

Berger Mid Cap Value Fund ............................................        41

Berger Large Cap Value Fund ..........................................        46

Berger Balanced Fund .................................................        49

FINANCIAL STATEMENTS AND NOTES

Statements Of Assets And Liabilities .................................        52

Statements Of Operations .............................................        54

Statements Of Changes In Net Assets ..................................        56

Berger International Fund Financial Statements .......................        60

Berger Funds Notes To Financial Statements ...........................        62

Berger International Portfolio Financial Statements ..................        70
      (to be read in conjunction with the Berger International Fund)

Berger International Portfolio Notes To Financial Statements .........        75

FINANCIAL HIGHLIGHTS .................................................        78

Report Of Independent Accountants ....................................        89

Other Matters (Unaudited) ............................................        90

Fund Directors/Trustees And Officers (Unaudited) .....................        91

This material must be preceded or accompanied by a prospectus for the Berger Funds, which contains more complete information, including risks, fees and expenses. Please read it carefully before you invest. Berger Distributors LLC (11/02) www.berger.com

                        Berger Funds o September 30, 2002 Combined Annual Report

4

A MESSAGE TO OUR
SHAREHOLDERS
================================================================================

DEAR BERGER INVESTOR:

As I am sure you aware by now, Stilwell Financial Inc., the parent company of Berger Financial Group, is in the process of consolidating all of its investment advisory operations under Janus Capital Management. The Independent Trustees of the Berger Funds are in the process of evaluating options for the future management and servicing of the Berger Funds. We anticipate a decision by early December and you will receive further information about their decision and the proxy process by mail.

As we have told you in previous communications, we do not anticipate any change in the investment manager of Berger Small Cap Value Fund, Berger Mid Cap Value Fund or Berger Small Cap Value Fund II. This is still the outcome we expect and this would be good news for our investors in these funds. The future of Berger Large Cap Value Fund and the International portfolios is being deliberated along with the future of the growth funds.

During the difficult markets of the past three years, the Berger team that manages our growth products has produced abysmal results in spite of their hard work to perform more competitively. We here at Berger are investors along with you and know exactly how painful it is to open a Berger growth fund statement. Based upon these results, I believe the transition of these products to a new manager will be a positive event for our investors.

We will remain in touch with you regarding the Trustees' decision and the next steps. In the meantime, Berger Financial Group LLC will continue to provide investment advisory and administrative services to the Berger Funds until the completion of the transaction.

We appreciate your continued patience.

Sincerely,

/s/ JACK R. THOMPSON

Jack R.Thompson
President

This material must be preceded or accompanied by a prospectus for Berger Funds that contains more complete information including risks, fees and expenses. Please read it carefully before you invest. Berger Distributors LLC (11/02)

Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

                          Ticker Symbol                                    BEONX
BERGER                    Fund Number                                         43
GROWTH FUND               PORTFOLIO MANAGER COMMENTARY      JAY W.TRACEY,    CFA
                                                        STEVEN L. FOSSEL,    CFA
================================================================================

MARKET CONDITIONS

After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record. The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long--and as ugly--as 1929-32. It began in 2000 when an overheated economy started to run out of gas. It continued as the recession of 2001 unfolded and collapsed in the aftermath of the 9/11 terrorist attacks. Investors saw some relief in December of 2001, when the market rallied as the news of the economy improved. Despite this positive news, the bear market resumed early in 2002 as the Enron debacle and many other corporate scandals and bankruptcies brought about a new crisis of confidence. The market crisis worsened through the third quarter of 2002 as tensions in the Middle East, the prospect of war with Iraq, and concerns about a possible slump back into recession further undermined what little investor confidence was left.

FUND PERFORMANCE

The Berger Growth Fund (the "Fund") declined in value by 28.34% during the fiscal year, compared with a 22.22% decline posted by its benchmark, the Russell 3000 Growth Index.(1) Clearly, these results have been very disappointing. The effort we made during the past year to lower the Fund's risk profile did succeed in reducing the extent of the Fund's underperformance on the downside, compared with the previous year, but we remain unsatisfied nevertheless.

By mid-year 2002, many technology companies, including some in the Fund's portfolio, had announced surprising weaknesses in their businesses and little hope for improvement in the foreseeable future, which resulted in significant declines in their stock prices. Enterprise software vendors such as VeriSign and Advent Software hurt performance when their stock prices collapsed in the wake of negative earnings news and diminished outlooks. Both stocks were sold, but regrettably, not before they caused significant damage to relative performance.

The Fund's performance also suffered from some of its holdings in financial services. Concord EFS, which has a track record of consistent growth, experienced a significant decline in its stock price when the company guided earnings estimates down for this year and next. As one of the Fund's larger holdings, that decline hurt relative performance, and the stock was sold. Concerns about deteriorating credit quality and slowing growth drove Americredit Corp.'s stock price down. The Fund's position was sold immediately following the company's announcement that it would seek additional equity capital, but again, not before the decline had a negative impact on relative performance.

The Fund's single-most important disappointment was Tyco International Corp. A large position going into 2002, the stock began to decline in the wake of the Enron debacle as a result of allegations of improper accounting and its relatively large debt load, a decline that had a negative impact on Fund performance. Because of the company's long record of success and its positive cash flow characteristics, we continued to hold the Fund's position. However, after Tyco's CEO was indicted for tax evasion, raising serious management and corporate governance issues, the position was sold.

The Fund's largest sector, healthcare, made a positive contribution to relative performance during the fiscal year. This was largely a result of gains in healthcare services. Hospitals, HMOs and distributors were generally good performers. The Fund did particularly well with Tenet Healthcare Corp., a leading operator of hospitals and related facilities, Wellpoint Health Networks, a major managed-care company, and AmerisourceBergen Corp., the nation's largest distributor of pharmaceuticals. However, the Fund's investments in biotechnology and pharmaceuticals companies had a negative impact on performance. Amgen, Abgenix and King Pharmaceuticals are examples of Fund holdings that suffered significant price declines during the year. The Fund maintained an overweighted position in the healthcare sector, but over the course of the year, we decreased the Fund's positions in the drug and biotechnology industries and increased its services holdings.

The Fund posted mixed results in the consumer sector. Thanks to strong operating trends, the Fund's holdings in education services, including Corinthian Colleges and Education Management; restaurants, including P.F. Chang's China Bistro and Brinker International; and consumer electronics, including Take-Two Interactive Software and Electronic Arts, contributed positively to performance. Positive results in retail were tougher to come by. The Fund's position in Bed Bath and Beyond, for example, did well, but Best Buy did not.

OUTLOOK

It is difficult to imagine a period of greater uncertainty than we have experienced in the past few months. However, despite the many challenges we face, we believe our nation will ultimately prevail. We believe that the economy is on the bumpy road to recovery, that corporate profits will respond positively to that recovery, and that corporations are taking the necessary steps to restore accountability and investor confidence. In the meantime, we will continue to seek out and invest in those companies that are succeeding in this tough environment and that we believe are now or will be leaders in the growth markets of the future.

                        Berger Funds o September 30, 2002 Combined Annual Report

6

PERFORMANCE OVERVIEW
================================================================================

BERGER GROWTH FUND - GROWTH OF $10,000

                         [GRAPH]

Berger Growth Fund                              $12,165

Russell 3000 Growth Index                       $18,486

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

One Year                                 (28.34)%

Five Year                                (11.39)%

Ten Year                                   1.98%

(1) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Index. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at www.berger.com for more current performance information.

================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.43%)
Auto/Truck - Original Equipment (0.28%)
        27,150        Superior Industries
                      International, Inc.                            $ 1,278,222
--------------------------------------------------------------------------------
Banks - Northeast (0.35%)
        91,400        Staten Islands BanCorp., Inc.                    1,590,360
--------------------------------------------------------------------------------
Banks - Southeast (0.23%)
        27,161        First BanCorp.                                   1,035,377
--------------------------------------------------------------------------------
Banks - West/Southwest (1.09%)
        66,755        Southwest Bancorp. of Texas, Inc.*               2,430,550
        63,590        UCBH Holdings, Inc.                              2,502,266
--------------------------------------------------------------------------------
                                                                       4,932,816
--------------------------------------------------------------------------------
Building - Construction Products/Miscellaneous (0.25%)
        58,197        Masco Corp.                                      1,137,751
--------------------------------------------------------------------------------
Building - Mobile/Manufactured/RV (0.55%)
        36,165        Thor Industries, Inc.                            1,257,095
        31,414        Winnebago Industries, Inc.                       1,241,796
--------------------------------------------------------------------------------
                                                                       2,498,891
--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.43%) - CONTINUED
Building - Residential/Commercial (1.17%)
        36,400        Hovnanian Enterprises, Inc. -
                      Class A*                                       $ 1,230,320
        48,781        Lennar Corp.                                     2,721,004
         4,513        NVR, Inc.*                                       1,353,133
--------------------------------------------------------------------------------
                                                                       5,304,457
--------------------------------------------------------------------------------
Commercial Services - Healthcare (0.51%)
        74,122        Pediatrix Medical Group, Inc.*                   2,297,041
--------------------------------------------------------------------------------
Commercial Services - Miscellaneous (0.87%)
        32,939        FTI Consulting, Inc.*                            1,309,655
        91,361        The Corporate Executive Board Co.*               2,608,356
--------------------------------------------------------------------------------
                                                                       3,918,011
--------------------------------------------------------------------------------
Commercial Services - Schools (2.93%)
        67,485        Apollo Group, Inc. - Class A*                    2,930,873
       105,966        Career Education Corp.*                          5,087,216
        69,786        Corinthian Colleges, Inc.*                       2,633,724
       139,551        ITT Educational Services, Inc.*                  2,619,372
--------------------------------------------------------------------------------
                                                                      13,271,185
--------------------------------------------------------------------------------

Berger Funds o September 30, 2002 Combined Annual Report

Berger                                                              Berger Funds
Growth Fund
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.43%) - CONTINUED
Computer - Graphics (0.53%)
        63,303        Synopsys, Inc.*                                $ 2,415,009
--------------------------------------------------------------------------------
Computer - Manufacturers (2.27%)
       438,250        Dell Computer Corp.*                            10,303,258
--------------------------------------------------------------------------------
Computer - Networking (2.23%)
       963,117        Cisco Systems, Inc.*                            10,093,466
--------------------------------------------------------------------------------
Computer - Peripheral Equipment (0.65%)
        62,174        Lexmark International, Inc.*                     2,922,178
--------------------------------------------------------------------------------
Computer - Services (0.77%)
        81,489        Affiliated Computer Services, Inc. -
                      Class A*                                         3,467,357
--------------------------------------------------------------------------------
Computer Software - Desktop (4.47%)
       463,189        Microsoft Corp.*                                20,236,727
--------------------------------------------------------------------------------
Computer Software - Educational/Entertainment (2.79%)
        84,840        Electronic Arts, Inc.*                           5,596,046
       159,081        Take-Two Interactive Software, Inc.*             4,613,349
       117,796        THQ, Inc.*                                       2,450,157
--------------------------------------------------------------------------------
                                                                      12,659,552
--------------------------------------------------------------------------------
Computer Software - Finance (1.32%)
        92,701        Fair, Isaac, and Co., Inc.                       3,031,323
       151,047        Sungard Data Systems, Inc.*                      2,937,864
--------------------------------------------------------------------------------
                                                                       5,969,187
--------------------------------------------------------------------------------
Cosmetics/Personal Care (0.26%)
        90,209        NBTY, Inc.*                                      1,170,913
--------------------------------------------------------------------------------
Diversified Operations (5.73%)
        51,446        3M Co.                                           5,657,517
        64,400        Carlisle Companies, Inc.                         2,362,192
       711,162        General Electric Co.                            17,530,143
        15,105        The Manitowoc Co., Inc.                            413,122
--------------------------------------------------------------------------------
                                                                      25,962,974
--------------------------------------------------------------------------------
Electrical - Control Instruments (0.54%)
        70,888        Roper Industries, Inc.                           2,445,636
--------------------------------------------------------------------------------
Electronics - Measuring Instruments (0.21%)
        52,404        Itron, Inc.*                                       963,710
--------------------------------------------------------------------------------
Electronics - Miscellaneous Products (0.49%)
        76,400        AMETEK, Inc.                                     2,224,768
--------------------------------------------------------------------------------
Electronics - Scientific Instruments (0.95%)
        64,529        Flir Systems, Inc.*                              2,248,836
        75,041        Varian, Inc.*                                    2,071,882
--------------------------------------------------------------------------------
                                                                       4,320,718
--------------------------------------------------------------------------------



                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.43%) - CONTINUED
Electronics - Semiconductor Equipment (0.45%)
        55,045        Cabot Microelectronics Corp.*                  $ 2,049,876
--------------------------------------------------------------------------------
Electronics - Semiconductor Manufacturing (2.73%)
       891,132        Intel Corp.                                     12,377,823
--------------------------------------------------------------------------------
Finance - Consumer/Commercial Loans (0.69%)
        89,729        Capital One Financial Corp.                      3,133,337
--------------------------------------------------------------------------------
Finance - Mortgage & Related Services (3.57%)
       121,500        Doral Financial Corp.                            2,933,010
       183,250        Fannie Mae                                      10,910,705
        99,681        New Century Financial Corp.                      2,332,535
--------------------------------------------------------------------------------
                                                                      16,176,250
--------------------------------------------------------------------------------
Finance - REIT (0.56%)
        74,884        Chelsea Property Group, Inc.                     2,527,335
--------------------------------------------------------------------------------
Financial Services - Miscellaneous (1.36%)
       105,031        Fiserv, Inc.*                                    2,949,271
        76,347        H&R Block, Inc.                                  3,207,337
--------------------------------------------------------------------------------
                                                                       6,156,608
--------------------------------------------------------------------------------
Household - Appliances (0.56%)
       108,739        Maytag Corp.                                     2,520,570
--------------------------------------------------------------------------------
Insurance - Brokers (1.22%)
       104,372        Brown & Brown, Inc.                              3,131,160
        58,243        Hilb, Rogal & Hamilton Co.                       2,402,524
--------------------------------------------------------------------------------
                                                                       5,533,684
--------------------------------------------------------------------------------
Internet - Content (0.59%)
       113,851        Overture Services, Inc.*                         2,683,468
--------------------------------------------------------------------------------
Internet - E*Commerce (0.67%)
        57,851        eBay, Inc.*                                      3,055,111
--------------------------------------------------------------------------------
Leisure - Gaming/Equipment (1.67%)
        62,176        Harrah's Entertainment, Inc.*                    2,997,505
        52,568        International Game Technology*                   3,634,552
        48,290        Multimedia Games, Inc.*                            950,878
--------------------------------------------------------------------------------
                                                                       7,582,935
--------------------------------------------------------------------------------
Leisure - Products (0.87%)
        84,395        Harley-Davidson, Inc.                            3,920,148
--------------------------------------------------------------------------------
Leisure - Toys/Games/Hobby (0.55%)
        96,835        Action Performance Companies, Inc.*              2,488,660
--------------------------------------------------------------------------------
Machine - Tools & Related Products (0.50%)
       101,524        Lincoln Electric Holdings, Inc.                  2,268,046
--------------------------------------------------------------------------------
Medical - Biomedical/Biotechnology (1.36%)
       183,680        Gilead Sciences, Inc.*                           6,158,790
--------------------------------------------------------------------------------

                        Berger Funds o September 30, 2002 Combined Annual Report

8

BERGER
GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.43%) - CONTINUED
Medical - Drug/Diversified (4.26%)
       357,315        Johnson & Johnson                              $19,323,595
--------------------------------------------------------------------------------
Medical - Ethical Drugs (5.91%)
        61,908        Forest Laboratories, Inc.*                       5,077,075
       748,486        Pfizer, Inc.                                    21,721,064
--------------------------------------------------------------------------------
                                                                      26,798,139
--------------------------------------------------------------------------------
Medical - Generic Drugs (1.36%)
        59,310        Barr Laboratories, Inc.*                         3,694,420
        88,251        Pharmaceutical Resources, Inc.*                  2,469,263
--------------------------------------------------------------------------------
                                                                       6,163,683
--------------------------------------------------------------------------------
Medical - Health Maintenance Organizations (1.42%)
        87,955        Wellpoint Health Networks, Inc.*                 6,447,102
--------------------------------------------------------------------------------
Medical - Hospitals (1.85%)
       176,151        HCA, Inc.                                        8,386,549
--------------------------------------------------------------------------------
Medical - Outpatient/Home Care (0.83%)
        49,374        Amsurg Corp.*                                    1,489,614
        95,900        Apria Healthcare Group, Inc.*                    2,259,404
--------------------------------------------------------------------------------
                                                                       3,749,018
--------------------------------------------------------------------------------
Medical - Products (2.23%)
        51,920        Bio-Rad Laboratories, Inc.*                      1,955,307
        49,600        Mentor Corp.                                     1,581,248
        74,300        Respironics, Inc.*                               2,378,343
       116,896        St. Jude Medical, Inc.*                          4,173,187
--------------------------------------------------------------------------------
                                                                      10,088,085
--------------------------------------------------------------------------------
Medical - Wholesale Drugs/Supplies (2.05%)
        81,532        AmerisourceBergen Corp.                          5,823,016
       138,026        Priority Healthcare Corp. - Class B*             3,478,255
--------------------------------------------------------------------------------
                                                                       9,301,271
--------------------------------------------------------------------------------
Medical/Dental - Services (1.72%)
       134,806        Caremark Rx, Inc.*                               2,291,702
       118,600        Covance, Inc.*                                   2,321,002
        58,713        Express Scripts, Inc. - Class A*                 3,201,033
--------------------------------------------------------------------------------
                                                                       7,813,737
--------------------------------------------------------------------------------
Medical/Dental - Supplies (0.58%)
        50,001        The Cooper Companies, Inc.                       2,625,053
--------------------------------------------------------------------------------
Pollution Control - Equipment (0.63%)
        93,500        Clarcor, Inc.                                    2,870,450
--------------------------------------------------------------------------------
Pollution Control - Services (0.95%)
        81,457        Stericycle, Inc.*                                2,763,021
        44,200        Waste Connections, Inc.*                         1,537,718
--------------------------------------------------------------------------------
                                                                       4,300,739
--------------------------------------------------------------------------------

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.43%) - CONTINUED
Retail - Apparel/Shoe (1.53%)
        61,306        Abercrombie & Fitch Co. - Class A*             $ 1,205,889
        39,973        Christopher & Banks Corp.*                       1,004,122
        53,475        Pacific Sunwear of California, Inc.*             1,088,751
        39,666        Ross Stores, Inc.                                1,413,696
        47,600        Too, Inc.*                                       1,108,128
        46,598        Urban Outfitters, Inc.*                          1,131,865
--------------------------------------------------------------------------------
                                                                       6,952,451
--------------------------------------------------------------------------------
Retail - Department Stores (0.91%)
        67,431        Kohls Corp.*                                     4,100,479
--------------------------------------------------------------------------------
Retail - Discount & Variety (0.27%)
        40,198        Fred's, Inc.                                     1,200,232
--------------------------------------------------------------------------------
Retail - Home Furnishings (1.55%)
        95,402        Bed Bath & Beyond, Inc.*                         3,107,243
        65,938        Linens `n Things, Inc.*                          1,211,281
        52,018        Rent-A-Center, Inc.*                             2,702,335
--------------------------------------------------------------------------------
                                                                       7,020,859
--------------------------------------------------------------------------------
Retail - Mail Order & Direct (0.24%)
        61,376        J. Jill Group, Inc.*                             1,069,170
--------------------------------------------------------------------------------
Retail - Major Discount Chains (5.39%)
       173,494        Target Corp.                                     5,121,543
       392,028        Wal-Mart Stores, Inc.                           19,303,459
--------------------------------------------------------------------------------
                                                                      24,425,002
--------------------------------------------------------------------------------
Retail - Miscellaneous/Diversified (1.39%)
        86,757        Movie Gallery, Inc.                              1,302,223
        89,485        Regis Corp.                                      2,531,531
       142,720        Yankee Candle Co., Inc.*                         2,450,502
--------------------------------------------------------------------------------
                                                                       6,284,256
--------------------------------------------------------------------------------
Retail - Restaurants (2.47%)
       111,106        California Pizza Kitchen, Inc.*                  2,556,549
        84,297        P.F. Chang's China Bistro, Inc.*                 2,447,142
       106,403        Sonic Corp.*                                     2,457,909
       179,474        Starbucks Corp.*                                 3,716,907
--------------------------------------------------------------------------------
                                                                      11,178,507
--------------------------------------------------------------------------------
Retail - Super/Mini Markets (1.58%)
       322,270        Kroger Co.*                                      4,544,007
        61,536        Whole Foods Market, Inc.*                        2,636,202
--------------------------------------------------------------------------------
                                                                       7,180,209
--------------------------------------------------------------------------------
Retail/Wholesale - Auto Parts (0.27%)
        23,256        Advance Auto Parts, Inc.*                        1,226,521
--------------------------------------------------------------------------------
Retail/Wholesale - Building Products (2.82%)
       262,249        Home Depot, Inc.                                 6,844,699
       143,579        Lowe's Companies, Inc.                           5,944,170
--------------------------------------------------------------------------------
                                                                      12,788,869
--------------------------------------------------------------------------------

                        Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.43%) - CONTINUED
Retail/Wholesale - Food (0.66%)
        88,633        Performance Food Group Co.*                   $  3,009,977
--------------------------------------------------------------------------------
Retail/Wholesale - Office Supplies (0.64%)
       228,081        Staples, Inc.*                                   2,917,156
--------------------------------------------------------------------------------
Shoes & Related Apparel (0.35%)
        78,100        Fossil, Inc.*                                    1,565,905
--------------------------------------------------------------------------------
Telecommunications - Equipment (0.62%)
       184,600        UTStarcom, Inc.*                                 2,818,842
--------------------------------------------------------------------------------
Tobacco (1.92%)
       223,830        Philip Morris Cos., Inc.                         8,684,604
--------------------------------------------------------------------------------
Transportation - Airlines (0.44%)
       151,700        SkyWest, Inc.                                    1,987,270
--------------------------------------------------------------------------------
Transportation - Truck (0.52%)
        48,164        Landstar System, Inc.*                           2,369,669
--------------------------------------------------------------------------------
Trucks & Parts - Heavy Duty (0.28%)
        22,781        Oshkosh Truck Corp.                              1,284,848
--------------------------------------------------------------------------------
Total Common Stock
(Cost $482,696,651)                                                  436,984,452
--------------------------------------------------------------------------------

                                                              September 30, 2002
--------------------------------------------------------------------------------
Par Value                                                                  Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.72%)
      $35,000,000     FHLB Discount Note;
                      1.83%, 10/01/02                                $35,000,000
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $35,000,000)                                                    35,000,000
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (7.57%)
      $34,284,000     State Street Repurchase Agreement,
                      1.88%, dated 9/30/02, due 10/1/02,
                      to be repurchased at $34,285,790#               34,284,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $34,284,000)                                                    34,284,000
--------------------------------------------------------------------------------
Total Investments (Cost $551,980,651) (111.72%)                      506,268,452
Total Other Assets, Less Liabilities (-11.72%)                       (53,104,097)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $453,164,355
--------------------------------------------------------------------------------

* Non-income producing security
# - The repurchase agreement is fully collateralized by FHLB Agency Note with a value of $34,970,376.
FHLB - Federal Home Loan Bank.
REIT - Real Estate Investment Trust.

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

10

BERGER LARGE CAP
GROWTH FUND             Ticker Symbol                                      BEOOX
                        Fund Number                                           44
                        PORTFOLIO MANAGER COMMENTARY       STEVEN L. FOSSEL, CFA
================================================================================

MARKET CONDITIONS

After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record. The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long--and as ugly--as 1929-32. It began in 2000 when an overheated economy started to run out of gas. It continued as the recession of 2001 unfolded and collapsed in the aftermath of the 9/11 terrorist attacks. Investors saw some relief in December of 2001, when the market rallied as the news of the economy improved. Despite this positive news, the bear market resumed early in 2002 as the Enron debacle and many other corporate scandals and bankruptcies brought about a new crisis of confidence. The market crisis worsened through the third quarter of 2002 as tensions in the Middle East, the prospect of war with Iraq, and concerns about a possible slump back into recession further undermined what little investor confidence was left.

FUND PERFORMANCE

Against this backdrop the Berger Large Cap Growth Fund (the "Fund") declined 28.78% compared with a 22.51% decline in its benchmark, the Russell 1000 Growth Index.(1) Clearly, these results are very disappointing. We have reduced the Fund's risk profile to some extent by reducing large sector bets but were still hurt severely by individual stock selection. To this end, Tyco International was the largest cause of this underperformance. We were late in selling the stock, believing that its business was solid and the price was attractive, despite accounting and liquidity questions. We were wrong, and after Tyco's CEO was indicted for tax evasion, raising serious management and corporate governance issues, the position was sold.

The technology sector was the worst-performing major sector in the market again this year and severely hurt the Fund's performance. Capital spending in general and technology spending in particular did not rebound with the improving economy. This resulted in many stocks posting disappointing earnings results. Software stocks performed very poorly as a result of a slump in technology spending. VeriSign and Adobe were two of the Fund's worst-performing stocks in this arena. Both stocks were sold after reporting poor results and large declines. Semiconductor stocks including Analog Devices also hurt the Fund's performance and were sold after reporting disappointing earnings. Some technology companies, such as Fund holding Dell Computer Corp., are beginning to experience improvement in their results. They are outperforming their competitors, and we believe are well-positioned for the future.


Healthcare, the Fund's largest sector, was a bright spot this year. Healthcare services companies performed particularly well for the Fund. Both hospitals and managed-care companies had strong pricing momentum that resulted in better-than-expected earnings growth. The Fund's position in Wellpoint Health Networks, a leading managed-care company, and Tenet Healthcare Corp., a leading hospital company, both contributed positively to performance this period. The Fund also profited from its investment in Eli Lilly Corp., which was sold after it reached our price target. The Fund continues to maintain an overweight position in health-care services, in which we believe the underlying growth fundamentals should remain very strong.

On the consumer front, results were mixed. Economically sensitive areas such as retail weakened late in the year as investors questioned the sustainability of strong consumer spending. Best Buy, a leading electronics retailer, and Home Depot both hurt the Fund's performance as same-store sales slowed. More defensive names with less economic sensitivity performed better this year. Procter & Gamble Co., a new holding, performed well as both revenue and earnings growth increased.

Financial stocks generally declined in line with the market.
Growth was difficult to come by as loan growth slowed and fee income was pressured by the market's decline. Deteriorating credit quality was a problem for many consumer finance companies, particularly credit card issuers. These trends impacted Capital One Financial Corp., a once fast-growing card issuer, resulting in a steep price decline. We sold the stock following this decline. Fifth Third Bancorp. was able to buck these trends and continue to perform well.

OUTLOOK

It is difficult to imagine a period of greater uncertainty than we have experienced in the last year. In spite of the many challenges we face, we believe our nation, its economy and its markets will ultimately prevail. We believe the economy is on a bumpy road to recovery and that corporate profits will respond positively to that recovery. We also believe corporations are taking the necessary steps to restore accountability and investor confidence. In the meantime, we will continue to seek out and invest in those companies that are succeeding in this tough environment and that we believe are currently or will be leaders in the growth markets of the future.

Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds


PERFORMANCE OVERVIEW
================================================================================
BERGER LARGE CAP GROWTH FUND - GROWTH OF $10,000

                                    [GRAPH]

                                     9/30/02
Berger Large Cap Growth Fund         $17,508

Russell 1000 Growth Index            $19,101

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30,2002
One Year                            (28.78)%

Five Year                            (4.56)%

Ten Year                              5.76%




(1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change. Past performance is no guarantee of future results.

Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at www.berger.com for more current performance information.



================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.68%)
Aerospace/Defense (1.82%)
        37,857          Boeing Co.                                    $1,292,059
         6,011          General Dynamics Corp.                           488,875
         7,613          Lockheed Martin Corp.                            492,333
         8,873          Northrop Grumman Corp.                         1,100,607
--------------------------------------------------------------------------------
                                                                       3,373,874
--------------------------------------------------------------------------------

Beverages - Alcoholic (1.04%)
        38,319          Anheuser-Busch Companies, Inc.                 1,938,941
--------------------------------------------------------------------------------

Beverages - Soft Drinks (1.83%)
        70,752          Coca-Cola Co.                                  3,393,266
--------------------------------------------------------------------------------

Banks - Money Center (0.72%)
        45,177          Citigroup, Inc.                                1,339,498
--------------------------------------------------------------------------------
Banks - Super Regional (1.87%)
        49,002          Fifth Third Bancorp.                           3,000,393
         9,846          Wells Fargo & Co.                                474,183
--------------------------------------------------------------------------------
                                                                       3,474,576
--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.68%) - CONTINUED
Building - Construction Products/Miscellaneous (0.23%)
        21,653          Masco Corp.                                   $  423,316
--------------------------------------------------------------------------------

Building - Residential/Commercial (1.13%)
        18,371          Lennar Corp.                                   1,024,735
         3,557          NVR, Inc.*                                     1,066,495
--------------------------------------------------------------------------------
                                                                       2,091,230
--------------------------------------------------------------------------------

Computer - Manufacturers (3.24%)
       163,000          Dell Computer Corp.*                           3,832,130
        37,374          International Business
                        Machines Corp.                                 2,182,268
--------------------------------------------------------------------------------
                                                                       6,014,398
--------------------------------------------------------------------------------

Computer - Networking (1.49%)
       263,900          Cisco Systems, Inc.*                           2,765,672
--------------------------------------------------------------------------------

Computer Software - Desktop (5.00%)
       212,464          Microsoft Corp.*                               9,282,552
--------------------------------------------------------------------------------

                        Berger Funds o September 30, 2002 Combined Annual Report

12

BERGER LARGE CAP
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.68%) - CONTINUED
Computer Software - Educational/Entertainment (1.12%)
        31,611          Electronic Arts, Inc.*                       $ 2,085,062
--------------------------------------------------------------------------------

Computer Software - Finance (0.53%)
        30,076          Fair, Isaac, and Co., Inc.                       983,485
--------------------------------------------------------------------------------

Cosmetics/Personal Care (2.36%)
        33,148          Colgate-Palmolive Co.                          1,788,334
        46,593          Gillette Co.                                   1,379,153
        21,331          Kimberly-Clark Corp.                           1,208,188
--------------------------------------------------------------------------------
                                                                       4,375,675
--------------------------------------------------------------------------------

Diversified Operations (5.76%)
        18,051          3M Co.                                         1,985,068
       331,041          General Electric Co.                           8,160,161
         3,452          Honeywell International, Inc.                     74,770
         8,599          United Technologies Corp.                        485,758
--------------------------------------------------------------------------------
                                                                      10,705,757
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.48%)
        77,900          Applied Materials, Inc.*                         899,745
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (3.29%)
       351,902          Intel Corp.                                    4,887,919
        82,263          Texas Instruments, Inc.                        1,215,024
--------------------------------------------------------------------------------
                                                                       6,102,943
--------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (1.28%)
        26,037          Capital One Financial Corp.                      909,212
        79,712          MBNA Corp.                                     1,465,107
--------------------------------------------------------------------------------
                                                                       2,374,319
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (4.29%)
        25,065          Doral Financial Corp.                            605,069
        69,434          Fannie Mae                                     4,134,101
        57,707          Freddie Mac                                    3,225,821
--------------------------------------------------------------------------------
                                                                       7,964,991
--------------------------------------------------------------------------------

Finance - Savings & Loan (0.47%)
        27,736          Washington Mutual, Inc.                          872,852
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (1.81%)
        48,901          American Express Co.                           1,524,733
        24,200          Concord EFS, Inc.*                               384,296
        51,943          First Data Corp.                               1,451,807
--------------------------------------------------------------------------------
                                                                       3,360,836
--------------------------------------------------------------------------------

Food - Miscellaneous Preparation (1.97%)
        14,794          Kellogg Co.                                      491,901
        72,633          Pepsico, Inc.                                  2,683,789
        26,736          Sara Lee Corp.                                   489,001
--------------------------------------------------------------------------------
                                                                       3,664,691
--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.68%) - CONTINUED
Insurance - Accident & Health (0.27%)
        16,438          AFLAC, Inc.                                  $   504,482
--------------------------------------------------------------------------------

Insurance - Brokers (1.36%)
        35,001          Brown & Brown, Inc.                            1,050,030
        35,265          Marsh & McLennan Companies, Inc.               1,468,435
--------------------------------------------------------------------------------
                                                                       2,518,465
--------------------------------------------------------------------------------

Insurance - Diversified (1.60%)
        54,450          American International Group, Inc.             2,978,415
--------------------------------------------------------------------------------

Insurance - Life (0.47%)
        38,442          Metlife, Inc.                                    874,940
--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (0.75%)
        21,107          The Hartford Financial Services
                        Group, Inc.                                      865,387
        10,254          The Progressive Corp.                            519,160
--------------------------------------------------------------------------------
                                                                       1,384,547
--------------------------------------------------------------------------------

Internet - E*Commerce (0.25%)
         8,732          eBay, Inc.*                                      461,137
--------------------------------------------------------------------------------

Leisure - Products (0.60%)
        24,200          Harley-Davidson, Inc.                          1,124,090
--------------------------------------------------------------------------------

Leisure Services (1.00%)
        40,489          Carnival Corp.                                 1,016,274
        77,773          Cendant Corp.*                                   836,837
--------------------------------------------------------------------------------
                                                                       1,853,111
--------------------------------------------------------------------------------

Machinery - Farm (0.56%)
        22,719          Deere & Co.                                    1,032,579
--------------------------------------------------------------------------------

Media - Books (0.27%)
         8,323          McGraw-Hill Companies, Inc.                      509,534
--------------------------------------------------------------------------------

Media - Cable/Satellite TV (0.27%)
        23,841          Comcast Corp. - Special Class A*                 497,323
--------------------------------------------------------------------------------

Media - Newspapers (0.57%)
        25,417          Tribune Co.                                    1,062,685
--------------------------------------------------------------------------------

Media - Radio/TV (1.29%)
        17,826          Clear Channel Communications, Inc.*              619,454
        43,619          Viacom, Inc. - Class B*                        1,768,750
--------------------------------------------------------------------------------
                                                                       2,388,204
--------------------------------------------------------------------------------

Medical - Biomedical/Biotechnology (2.02%)
        90,055          Amgen, Inc.*                                   3,755,293
--------------------------------------------------------------------------------

Medical - Drug/Diversified (6.30%)
        88,020          Abbott Laboratories                            3,556,008
       150,715          Johnson & Johnson                              8,150,667
--------------------------------------------------------------------------------
                                                                      11,706,675
--------------------------------------------------------------------------------

Berger Funds o September 30, 2002 Combined Annual Report

                                                                              13
                                                                    Berger Funds
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.68%) - CONTINUED
Medical - Ethical Drugs (10.45%)
        14,095          Forest Laboratories, Inc.*                 $   1,155,931
        73,276          Merck & Co., Inc.                              3,349,446
       317,654          Pfizer, Inc.                                   9,218,319
        96,330          Pharmacia Corp.                                3,745,310
        61,107          Wyeth                                          1,943,203
--------------------------------------------------------------------------------
                                                                      19,412,209
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (2.50%)
        31,144          UnitedHealth Group, Inc.                       2,716,380
        26,420          Wellpoint Health Networks, Inc.*               1,936,586
--------------------------------------------------------------------------------
                                                                       4,652,966
--------------------------------------------------------------------------------

Medical - Hospitals (2.33%)
        55,381          HCA, Inc.                                      2,636,689
        34,138          Tenet Healthcare Corp. *                       1,689,831
--------------------------------------------------------------------------------
                                                                       4,326,520
--------------------------------------------------------------------------------

Medical - Products (3.38%)
        41,941          Baxter International, Inc.                     1,281,298
        17,408          Boston Scientific Corp.*                         549,396
        29,384          Guidant Corp.*                                   949,397
        70,100          Medtronic, Inc.                                2,952,612
         9,529          Stryker Corp.*                                   548,870
--------------------------------------------------------------------------------
                                                                       6,281,573
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Supplies (1.51%)
        45,195          Cardinal Health, Inc.                          2,811,129
--------------------------------------------------------------------------------

Metal Products - Fasteners (0.25%)
         7,891          Illinois Tool Works, Inc.                        460,282
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (0.28%)
        11,822          Anadarko Petroleum Corp.                         526,552
--------------------------------------------------------------------------------

Pollution Control - Services (0.25%)
        20,005          Waste Management, Inc.                           466,517
--------------------------------------------------------------------------------

Real Estate (0.45%)
        49,257          The TJX Companies, Inc.                          837,369
--------------------------------------------------------------------------------

Retail - Department Stores (0.73%)
        22,389          Kohls Corp.*                                   1,361,475
--------------------------------------------------------------------------------

Retail - Drug Stores (1.05%)
        63,299          Walgreen Co.                                   1,947,077
--------------------------------------------------------------------------------

Retail - Home Furnishings (0.86%)
        15,303          Bed Bath & Beyond, Inc.*                         498,419
        20,984          Rent-A-Center, Inc.*                           1,090,119
--------------------------------------------------------------------------------
                                                                       1,588,538
--------------------------------------------------------------------------------

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (98.68%) - CONTINUED
Retail - Major Discount Chains (5.44%)
        15,700          Costco Wholesale Corp.*                      $   508,209
        57,274          Target Corp.                                   1,690,728
       160,557          Wal-Mart Stores, Inc.                          7,905,827
--------------------------------------------------------------------------------
                                                                       10,104,76
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (0.22%)
        29,100          Kroger Co.*                                      410,310
--------------------------------------------------------------------------------

Retail/Wholesale - Building Products (2.41%)
        95,098          Home Depot, Inc.                               2,482,058
        48,225          Lowe's Companies, Inc.                         1,996,515
--------------------------------------------------------------------------------
                                                                       4,478,573
--------------------------------------------------------------------------------

Retail/Wholesale - Food (1.35%)
        31,800          Performance Food Group Co.*                    1,079,928
        50,333          Sysco Corp.                                    1,428,954
--------------------------------------------------------------------------------
                                                                       2,508,882
--------------------------------------------------------------------------------

Soap & Cleaning Preparations (2.01%)
        41,800          Procter & Gamble Co.                           3,736,084
--------------------------------------------------------------------------------

Telecommunications - Equipment (1.24%)
        70,300          Motorola, Inc.                                   715,654
        57,704          QUALCOMM, Inc.*                                1,593,784
--------------------------------------------------------------------------------
                                                                       2,309,438
--------------------------------------------------------------------------------

Tobacco (1.55%)
        74,223          Philip Morris Cos., Inc.                       2,879,852
--------------------------------------------------------------------------------

Transportation - Air Freight (0.57%)
        21,200          FedEx Corp.                                    1,061,484
--------------------------------------------------------------------------------

Transportation - Rail (0.54%)
        17,326          Union Pacific Corp.                            1,002,656
--------------------------------------------------------------------------------
Total Common Stock
(Cost $215,690,088)                                                  183,303,409
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (0.86%)
   $1,592,000           State Street Repurchase Agreement,
                        1.88%, dated 9/30/02, due 10/1/02,
                        to be repurchased at $1,592,083#               1,592,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $1,592,000)                                                      1,592,000
--------------------------------------------------------------------------------
Total Investments (Cost $217,282,088) (99.54%)                       184,895,409
Total Other Assets, Less Liabilities (0.46%)                             863,182
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $185,758,591
--------------------------------------------------------------------------------


* Non-income producing security
# - The repurchase agreement is fully collateralized by Sallie Mae Agency Note with a value of $1,625,000.



See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

14

                        Ticker Symbol                                     BEMGX
BERGER MID CAP          Fund Number                                         215
GROWTH FUND             PORTFOLIO MANAGER COMMENTARY          JAY W.TRACEY, CFA
                                                          STEVEN L. FOSSEL, CFA
================================================================================

MARKET CONDITIONS

After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record. The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long -- and as ugly -- as 1929-32. It began in 2000 when an over-heated economy started to run out of gas. It continued as the recession of 2001 unfolded and collapsed in the aftermath of the 9/11 terrorist attacks. Investors saw some relief in December of 2001, when the market rallied as the news of the economy improved. Despite this positive news, the bear market resumed early in 2002 as the Enron debacle and many other corporate scandals and bankruptcies brought about a new crisis of confidence. The market crisis worsened through the third quarter of 2002 as tensions in the Middle East, the prospect of war with Iraq, and concerns about a possible slump back into recession further undermined what little investor confidence was left.

FUND PERFORMANCE

The Berger Mid Cap Growth Fund (the "Fund") declined by 28.62% this period, significantly worse than the 15.50% decline posted by its benchmark, the Russell Midcap Growth Index.1 Clearly, these results are very disappointing. Changes in portfolio managers and risk profile were made during the year; however, we remain unsatisfied by results for the year as a whole. In general, the Fund's underperformance had more to do with declines in specific Fund holdings than with the Fund's sector weightings.

The consumer sector was a significant source of the Fund's underperformance. The shares of consumer electronics retailer Best Buy declined when it became apparent that the company's revenues were slowing and that earnings expectations for this year were too high. The Fund's position was sold, but not before it had an adverse impact on relative performance. Another disappointment was Univision Communications, a leading Spanish-language media company. Concerns about advertising revenue growth, underperformance in their radio stations, and uncertainties surrounding their proposed acquisition of Hispanic Broadcasting Corp. resulted in poor stock performance. Cable T.V. stocks in general performed poorly primarily because of concerns about debt on their balance sheets. These concerns caused a significant decline in the value of the Fund's cable holdings, including Charter Communications and Cox Communications.

The Fund's performance also suffered from its financial services holdings, including NextCard, a provider of Internet-based consumer credit, which collapsed late last year when the company reported that its losses caused by fraud were much higher than previously disclosed. The integrity and credibility of management, as well as the viability of the company, in our opinion, became suspect, and we sold the position. On the positive side, securities broker Legg Mason performed well for the Fund, as did asset manager John Nuveen Co.

The Fund's wireless services stocks, including Alamosa Holdings and Intrado, were significant underperformers. The stocks first declined early in 2002 when investors became concerned about debt, because these companies had been financing the build-out of their networks with a significant amount of debt. We reduced the Fund's positions but did not sell out of them entirely because we believed the price weakness was overdone. Later in the period, when the companies' subscriber-growth problems worsened, with negative cash flow implications, we sold the remaining positions.

The Fund's largest sector, healthcare, made a modestly negative contribution to relative performance during the fiscal year. This was largely a result of weakness in the Fund's biotechnology and specialty pharmaceuticals holdings. A tougher regulatory environment, disappointing product news and uncertainties about future growth all caused valuations to contract in these areas. Invitrogen, Cell Therapeutics and King Pharmaceuticals are examples of Fund holdings that suffered significant price declines during the year. On the other hand, hospitals, HMOs and distributors were generally good performers. The Fund benefited from its holdings in Triad Hospitals, a major facilities operator, Wellpoint Health Networks, a large managed-care provider, and AmerisourceBergen Corp., one of the nation's largest distributors of pharmaceuticals.

The Fund was moderately underweighted in technology over the fiscal year. Enterprise software vendors such as VeriSign, Amdocs and Advent Software hurt performance when their stock prices collapsed in the wake of negative earnings news and diminished outlooks. Those stocks were sold, but, regrettably, not before they caused significant damage to relative performance. Semiconductor and components manufacturers such as Fund holdings Amkor Technology and Atmel also hurt performance.

OUTLOOK

It is difficult to imagine a period of greater uncertainty than we have experienced in the past few months. However, despite the many challenges we face, we believe our nation will ultimately prevail. We believe that the economy is on the bumpy road to recovery, that corporate profits will respond positively to that recovery, and that corporations are taking the necessary steps to restore accountability and investor confidence.In the meantime, we will continue to seek out and invest in those companies that are succeeding in this tough environment and that we believe are now or will be leaders in the growth markets of the future.

Berger Funds - September 30, 2002 Combined Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER MID CAP GROWTH FUND -
GROWTH OF $10,000

                                     [GRAPH]

                                        9/30/02
Berger Mid Cap Growth Fund               $9,810

Russell Midcap Growth Index              $8,357


AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30,2002

One Year                                 (28.62)%

Life of Fund (12/31/97)                   (0.40)%

(1) Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at www.berger.com for more current performance information.


================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.32%)
Aerospace/Defense Equipment (0.89%)
     11,701      Alliant Techsystems, Inc.*                         $   810,294
--------------------------------------------------------------------------------

Beverages - Alcoholic (0.62%)
     24,528      Constellation Brands, Inc. - Class A*                  566,597
--------------------------------------------------------------------------------

Beverages - Soft Drinks (0.52%)
     20,200      Pepsi Bottling Group, Inc.                             472,680
--------------------------------------------------------------------------------

Banks - Northeast (0.85%)
     18,750      Commerce Bancorp., Inc.                                778,312
--------------------------------------------------------------------------------

Building - Heavy Construction (1.27%)
     21,287      Fluor Corp.                                            520,255
     20,523      Jacobs Engineering Group, Inc.*                        633,750
--------------------------------------------------------------------------------
                                                                      1,154,005
--------------------------------------------------------------------------------

Building - Paint & Allied Products (0.65%)
     15,832      The Valspar Corp.                                      590,534
--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.32%) - CONTINUED
Building - Residential/Commercial (1.35%)
      9,655      Lennar Corp.                                       $   538,556
      2,292      NVR, Inc.*                                             687,210
--------------------------------------------------------------------------------
                                                                      1,225,766
--------------------------------------------------------------------------------

Chemicals - Specialty (1.21%)
     10,275      OM Group, Inc.                                         439,770
     13,500      Sigma-Aldrich Corp.                                    665,145
--------------------------------------------------------------------------------
                                                                      1,104,915
--------------------------------------------------------------------------------

Commercial Services - Advertising (0.67%)
     21,608      Catalina Marketing Corp.*                              606,753
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (2.11%)
      9,905      ChoicePoint, Inc.*                                     353,014
     26,480      Cintas Corp.                                         1,110,042
      9,536      Moody's Corp.                                          462,496
--------------------------------------------------------------------------------
                                                                      1,925,552
--------------------------------------------------------------------------------

                        Berger Funds o September 30, 2002 Combined Annual Report

16

BERGER MID CAP
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (91.32%) - CONTINUED
Commercial Services - Schools (3.77%)
     14,908      Apollo Group, Inc. - Class A*                      $   647,454
     27,859      Career Education Corp.*                              1,337,455
     35,492      Devry, Inc.*                                           660,861
     17,792      Education Management Corp.*                            787,652
--------------------------------------------------------------------------------
                                                                      3,433,422
--------------------------------------------------------------------------------
Computer - Graphics (1.50%)
     43,027      Autodesk, Inc.                                         545,152
     21,630      Synopsys, Inc.*                                        825,185
--------------------------------------------------------------------------------
                                                                      1,370,337
--------------------------------------------------------------------------------

Computer - Integrated Systems (1.34%)
     47,656      Henry (Jack) & Associates, Inc.                        592,364
     28,085      The Reynolds & Reynolds Co. - Class A                  630,227
--------------------------------------------------------------------------------
                                                                      1,222,591
--------------------------------------------------------------------------------

Computer - Networking (0.29%)
     10,200      QLogic Corp.*                                          265,608
--------------------------------------------------------------------------------

Computer - Peripheral Equipment (2.08%)
     26,331      Lexmark International, Inc.*                         1,237,557
     12,485      Zebra Technologies Corp. - Class A*                    657,836
--------------------------------------------------------------------------------
                                                                      1,895,393
--------------------------------------------------------------------------------

Computer - Services (1.07%)
     22,820      Affiliated Computer Services, Inc. -
                 Class A*                                               970,991
--------------------------------------------------------------------------------

Computer Software - Educational/Entertainment (3.33%)
     44,092      Activision, Inc.*                                    1,055,122
     29,937      Electronic Arts, Inc.*                               1,974,644
--------------------------------------------------------------------------------
                                                                      3,029,766
--------------------------------------------------------------------------------

Computer Software - Enterprise (0.69%)
     104,118     Citrix Systems, Inc.*                                  627,832
--------------------------------------------------------------------------------

Computer Software - Finance (3.12%)
     21,077      Fair, Isaac, and Co., Inc.                             689,218
     33,293      Intuit, Inc.*                                        1,515,830
     32,780      Sungard Data Systems, Inc.*                            637,571
--------------------------------------------------------------------------------
                                                                      2,842,619
--------------------------------------------------------------------------------

Cosmetics/Personal Care (1.57%)
     33,373      Dial Corp.                                             716,185
     22,339      International Flavors & Fragrances, Inc.               711,497
--------------------------------------------------------------------------------
                                                                      1,427,682
--------------------------------------------------------------------------------

Diversified Operations (0.75%)
     6,805       SPX Corp.*                                             686,624
--------------------------------------------------------------------------------

Electronics - Measuring Instruments (0.67%)
     23,502      Mettler Toledo International, Inc.*                    611,052
--------------------------------------------------------------------------------

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (91.32%) - CONTINUED
Electronics - Scientific Instruments (0.46%)
     17,146      Waters Corp.*                                      $   415,791
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.68%)
     22,200      KLA-Tencor Corp.*                                      620,268
--------------------------------------------------------------------------------

Finance - Investment Brokers (0.18%)
     5,700       Investment Technology Group, Inc.*                     166,782
--------------------------------------------------------------------------------

Finance - Investment Management (0.71%)
     28,326      The John Nuveen Co. - Class A                          644,417
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (0.65%)
     24,529      Doral Financial Corp.                                  592,130
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (2.98%)
     22,267      Fiserv, Inc.*                                          625,257
     31,730      H&R Block, Inc.                                      1,332,977
     28,022      Investors Financial Services Corp.                     758,556
--------------------------------------------------------------------------------
                                                                      2,716,790
--------------------------------------------------------------------------------

Household - Appliances (0.23%)
     9,000       Maytag Corp.                                           208,620
--------------------------------------------------------------------------------

Insurance - Brokers (0.89%)
     27,132      Brown & Brown, Inc.                                    813,960
--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (0.63%)
     10,646      Ambac Financial Group, Inc.                            573,713
--------------------------------------------------------------------------------

Internet - E*Commerce (0.69%)
     12,364      Hotels.com - Class A*                                  625,371
--------------------------------------------------------------------------------

Leisure - Gaming/Equipment (2.65%)
     23,493      Harrah's Entertainment, Inc.*                        1,132,598
     18,503      International Game Technology*                       1,279,297
--------------------------------------------------------------------------------
                                                                      2,411,895
--------------------------------------------------------------------------------

Leisure - Toys/Games/Hobby (1.45%)
     73,213      Mattel, Inc.                                         1,318,566
--------------------------------------------------------------------------------

Machinery - Farm (0.73%)
     28,705      Agco Corp.*                                            665,956
--------------------------------------------------------------------------------

Machinery - General Industrial (0.70%)
     25,667      Graco, Inc.                                            636,542
--------------------------------------------------------------------------------

Medical - Biomedical/Biotechnology (1.91%)
     52,007      Gilead Sciences, Inc.*                               1,743,795
--------------------------------------------------------------------------------

Medical - Ethical Drugs (0.57%)
     28,767      King Pharmaceuticals, Inc.*                            522,696
--------------------------------------------------------------------------------


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds
================================================================================
SCHEDULE OF INVESTMENTS

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (91.32%) - CONTINUED
Medical - Generic Drugs (3.03%)
     48,526      Andrx Group*                                       $ 1,074,851
     11,219      Barr Laboratories, Inc.*                               698,832
     30,045      Mylan Laboratories, Inc.                               983,673
--------------------------------------------------------------------------------
                                                                      2,757,356
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (4.40%)
     18,765      Coventry Health Care, Inc.*                            609,863
     33,077      Mid Atlantic Medical Services, Inc.*                 1,197,387
     30,000      Wellpoint Health Networks, Inc.*                     2,199,000
--------------------------------------------------------------------------------
                                                                      4,006,250
--------------------------------------------------------------------------------

Medical - Hospitals (0.85%)
     20,478      Triad Hospitals, Inc.*                                 777,140
--------------------------------------------------------------------------------

Medical - Outpatient/Home Care (1.01%)
     29,533      Lincare Holdings, Inc.*                                 916,704
--------------------------------------------------------------------------------

Medical - Products (3.00%)
     18,988      Charles River Laboratories
                 International, Inc.*                                   745,279
     14,968      Diagnostic Products Corp.                              688,528
     36,290      St. Jude Medical, Inc.*                              1,295,553
--------------------------------------------------------------------------------
                                                                      2,729,360
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Supplies (1.83%)
     23,305      AmerisourceBergen Corp.                              1,664,443
--------------------------------------------------------------------------------

Medical/Dental - Services (4.55%)
     23,643      Accredo Health, Inc.*                                1,126,731
     56,847      Caremark Rx, Inc.*                                     966,399
     17,300      Express Scripts, Inc. - Class A*                       943,196
     32,690      Laboratory Corp. of America Holdings*                1,104,268
--------------------------------------------------------------------------------
                                                                      4,140,594
--------------------------------------------------------------------------------

Medical/Dental - Supplies (0.66%)
     32,191      Apogent Technologies, Inc.*                            600,684
--------------------------------------------------------------------------------

Oil & Gas - Drilling (0.96%)
     34,893      ENSCO International, Inc.                              873,721
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.64%)
     33,560      National-Oilwell, Inc.*                                650,393
     28,802      Smith International, Inc.*                             844,186
--------------------------------------------------------------------------------
                                                                      1,494,579
--------------------------------------------------------------------------------

Pollution Control - Equipment (0.66%)
     17,419      Donaldson Co., Inc.                                    597,994
--------------------------------------------------------------------------------

Retail - Apparel/shoe (1.60%)
     34,448      Abercrombie & Fitch Co. - Class A*                     677,592
     22,002      Ross Stores, Inc.                                      784,151
--------------------------------------------------------------------------------
                                                                      1,461,743
--------------------------------------------------------------------------------

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (91.32%) - CONTINUED
Retail - Discount & Variety (0.95%)
     28,157      99 Cents Only Stores*                              $   582,850
     12,700      Dollar Tree Stores, Inc.*                              279,908
--------------------------------------------------------------------------------
                                                                        862,758
--------------------------------------------------------------------------------

Retail - Home Furnishings (3.92%)
     47,366      Bed Bath & Beyond, Inc.*                             1,542,711
     30,336      Pier 1 Imports, Inc.                                   578,507
     13,034      Rent-A-Center, Inc.*                                   677,116
     32,603      Williams-Sonoma, Inc.*                                 770,409
--------------------------------------------------------------------------------
                                                                      3,568,743
--------------------------------------------------------------------------------

Retail - Major Discount Chains (0.66%)
     37,722      Big Lots, Inc.*                                        597,139
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (2.34%)
     18,885      Michaels Stores, Inc.*                                 863,045
     71,409      PETsMART, Inc.*                                      1,271,794
--------------------------------------------------------------------------------
                                                                      2,134,839
--------------------------------------------------------------------------------

Retail - Restaurants (4.41%)
     22,154      Krispy Kreme Doughnuts, Inc.*                          692,534
     22,292      Outback Steakhouse, Inc.*                              612,584
     70,000      Starbucks Corp.*                                     1,449,700
     45,626      Yum! Brands, Inc.*                                   1,264,297
--------------------------------------------------------------------------------
                                                                      4,019,115
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (0.81%)
     17,321      Whole Foods Market, Inc.*                              742,032
--------------------------------------------------------------------------------

Retail/Wholesale - Auto Parts (2.20%)
     13,102      Advance Auto Parts, Inc.*                              690,999
     16,672      Autozone, Inc.*                                      1,314,754
--------------------------------------------------------------------------------
                                                                      2,005,753
--------------------------------------------------------------------------------

Retail/Wholesale - Building Products (0.79%)
     22,791      Fastenal Co.                                           719,740
--------------------------------------------------------------------------------

Retail/Wholesale - Food (0.75%)
     20,025      Performance Food Group Co.*                            680,049
--------------------------------------------------------------------------------

Retail/Wholesale - Office Supplies (0.78%)
     55,400      Staples, Inc.*                                         708,566
--------------------------------------------------------------------------------

Soap & Cleaning Preparations (0.71%)
     19,496      Church & Dwight, Inc.                                  646,292
--------------------------------------------------------------------------------

Telecommunications - Equipment (1.27%)
     75,655      UTStarcom, Inc.*                                     1,155,252
--------------------------------------------------------------------------------

Textile - Apparel Manufacturing (0.59%)
     15,592      Columbia Sportswear Co.*                               541,354
--------------------------------------------------------------------------------


                        Berger Funds o September 30, 2002 Combined Annual Report

18


BERGER MID CAP
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                          Value
--------------------------------------------------------------------------------
COMMON STOCK (91.32%) - CONTINUED
Transportation - Airlines (0.52%)
     35,990      SkyWest, Inc.                                      $   471,469
--------------------------------------------------------------------------------
Total Common Stock
(Cost $86,734,833)                                                   83,170,286
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (0.00%)
Telecommunications - Equipment (0.00%)
    425,071      Cidera, Inc. - Series D*@o                                  --
    173,950      LuxN, Inc. - Series E*@o                                 3,409
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $2,487,485)                                                         3,409
--------------------------------------------------------------------------------

CORPORATE DEBT - CONVERTIBLE (0.05%)
Computer - Services (0.05%)
 $2,000,000      Kestrel Solutions, Inc.;
                 5.50%, 07/15/05@o                                       47,800
--------------------------------------------------------------------------------
Total Corporate Debt - Convertible
(Cost $2,170,000)                                                        47,800
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (8.38%)
 $7,627,000      State Street Repurchase Agreement,
                 1.88%, dated 9/30/02, due 10/1/02,
                 to be repurchased at $7,627,398#                     7,627,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $7,627,000)                                                     7,627,000
--------------------------------------------------------------------------------
Total Investments (Cost $99,019,318) (99.75%)                        90,848,495
Total Other Assets, Less Liabilities (0.25%)                            226,029
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $91,074,524
--------------------------------------------------------------------------------


* Non-income producing security
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.
# - The repurchase agreement is fully collateralized by Fannie Mae Agency Note with a value of $7,784,358.
o Schedule of Restricted Securities and/or Illiquid Securities


                                                                     Fair Value
                                Date                      Fair        as a %
                              Acquired        Cost        Value    of Net Assets
--------------------------------------------------------------------------------
Cidera, Inc. -
Series D -
  Preferred Stock             9/1/2000             --         --         --
Kestrel Solutions, Inc. -
  Corp. Debt -
  Convertible                 8/8/2000     $2,170,000    $47,800        0.05%
LuxN, Inc. -
Series E -
  Preferred Stock            12/20/2000     2,487,485      3,409          --
--------------------------------------------------------------------------------
                                                         $51,209        0.05%
--------------------------------------------------------------------------------

See notes to financial statements.

Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

                        Ticker Symbol - Investor Shares                   BESCX
                                      - Institutional Shares              BSGIX
BERGER SMALL COMPANY    Fund Number   - Investor Shares                     345
GROWTH FUND                           - Institutional Shares                915
                        PORTFOLIO MANAGER COMMENTARY          JAY W.TRACEY, CFA
================================================================================

MARKET CONDITIONS

After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record. The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long -- and as ugly -- as 1929 - 32. It began in 2000 when an over-heated economy started to run out of gas. It continued as the recession of 2001 unfolded and collapsed in the aftermath of the 9/11 terrorist attacks. Investors saw some relief in December of 2001, when the market rallied as the news of the economy improved. Despite this positive news, the bear market resumed early in 2002 as the Enron debacle and many other corporate scandals and bankruptcies brought about a new crisis of confidence. The market crisis worsened through the third quarter of 2002 as tensions in the Middle East, the prospect of war with Iraq, and concerns about a possible slump back into recession further undermined what little investor confidence was left.

FUND PERFORMANCE

The Berger Small Company Growth Fund (the "Fund") declined by 34.15% (Investor Shares); and 33.47% (Institutional Shares) during the fiscal year, significantly worse than the 18.16% decline posted by its benchmark, the Russell 2000 Growth Index.1 Clearly, these results are very disappointing. The effort we made during the past year to lower the Fund's risk profile did not improve the Fund's downside relative performance until late in the fiscal year, and we remain unsatisfied. In general, the Fund's underperformance had more to do with declines in specific Fund holdings than with the Fund's sector weightings.

The financial services sector was a source of underperformance for the year. This was largely the result of poor performance by specific Fund holdings. NextCard, for example, a provider of Internet-based consumer credit, collapsed late last year when the company reported that its losses caused by fraud were much larger than previously disclosed. The integrity and credibility of management, as well as the viability of the company, in our opinion, became suspect, and we sold the position. The Fund did have a few successes, including Investors Financial Services, which is a leading provider of asset administration services to the financial services industry. Unfortunately, the losers hurt more than the winners helped.

The Fund also suffered from its holdings in the technology sector,one of the worst-performing sectors in the market this past fiscal year. Enterprise software vendors such as SeeBeyond and JDA Software hurt performance when their stock prices collapsed in the wake of negative earnings news and diminished outlooks. Both stocks were sold, but, regrettably, not before they caused significant damage to relative performance. Semiconductor equipment and components manufacturers such as Fund holdings ChipPAC and RF Micro Devices also hurt performance.

The Fund's wireless services stocks, including Airgate PCS and UbiquiTel, were significant underperformers. The stocks first declined early in 2002 when investors became concerned about debt. These companies had been financing the build-out of their networks with a significant amount of debt. We reduced the Fund's positions, but did not sell out of them entirely because we believed the price weakness was overdone. Later, when the companies developed subscriber-growth problems, which had negative cash flow implications, we sold the remaining positions.

One of the Fund's largest sectors, healthcare, made a modestly negative contribution to relative performance during the fiscal year. This was largely a result of weakness in the Fund's biotechnology and specialty pharmaceutical holdings. Icos Corp., Celgene and First Horizon Pharmaceutical are examples of Fund holdings that suffered significant price declines during the year. On the other hand, thanks to strong operating trends, services companies such as hospitals, HMOs and distributors were generally good performers. The Fund benefited from its holdings in Mid Atlantic Medical Services, for example, a well-run managed-care company, and Priority Healthcare, a national distributor of specialty pharmaceuticals and related medical supplies. Throughout the year, we significantly decreased the Fund's positions in the biotechnology area, increased holdings in health care services and broadened diversification in the sector. The Fund posted mixed results in the consumer sector. Thanks to strong operating trends, the Fund's holdings in education services (e.g., Corinthian Colleges and Strayer Education), restaurants (e.g., P.F. Chang's China Bistro and Panera Bread) and consumer electronics (e.g., Take-Two Interactive Software and Harmon International) contributed positively to performance. Good results in retail were tougher to come by. Broadcasters such as Fund holdings Radio One and Cumulus Media suffered from concerns about advertising trends.

OUTLOOK

It is difficult to imagine a period of greater uncertainty than we have experienced in the past few months. However, despite the many challenges we face, we believe our nation will ultimately prevail. We believe that the economy is on the bumpy road to recovery, that corporate profits will respond positively to that recovery, and that corporations are taking the necessary steps to restore accountability and investor confidence. In the meantime,we will continue to seek out and invest in those companies that are succeeding in this tough environment, that we believe are now or will be leaders in the growth markets of the future.


                        Berger Funds o September 30, 2002 Combined Annual Report

20


PERFORMANCE OVERVIEW
================================================================================

BERGER SMALL COMPANY GROWTH FUND - INVESTOR SHARES - GROWTH OF $10,000

                                    [GRAPH]

                                                            9/30/02
Berger Small Company Growth Fund - Investor Shares          $13,504

Russell 2000 Growth Index                                   $10,755



AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30,2002

One Year                    (34.15)%
Five Year                    (9.58)%
Life of Fund (12/30/93)       3.49%


BERGER SMALL COMPANY GROWTH FUND - INSTITUTIONAL SHARES - GROWTH OF $250,000

                                    [GRAPH]

                                                             9/30/02
Berger Small Company Growth Fund - Institutional Shares     $345,682

Russell 2000 Growth Index                                   $268,869


AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30,2002

One Year                    (33.47)%
Five Year                    (9.15)%
Life of Fund (12/30/93)       3.77%

(1) Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate,and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at www.berger.com for more current performance information.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

BERGER SMALL COMPANY
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (92.16%)
Aerospace/Defense Equipment (0.05%)
     50,919      Orbital Sciences Corp.*                            $   173,125
--------------------------------------------------------------------------------

Auto/Truck - Original Equipment (0.67%)
     46,300      Superior Industries International, Inc.              2,179,804
--------------------------------------------------------------------------------

Banks - Northeast (0.67%)
     37,197      Chittenden Corp.                                     1,101,031
     62,259      Staten Islands BanCorp., Inc.                        1,083,307
--------------------------------------------------------------------------------
                                                                      2,184,338
--------------------------------------------------------------------------------

Banks - Southeast (1.95%)
     46,880      First BanCorp.                                       1,787,066
     76,130      R&G Financial Corp.                                  1,661,157
    100,030      United Bankshares, Inc.                              2,901,870
--------------------------------------------------------------------------------
                                                                      6,350,093
--------------------------------------------------------------------------------

Banks - West/Southwest (3.56%)
     56,100      Cathay Bancorp., Inc.                                2,187,900
     61,600      East West Bancorp., Inc.                             2,079,616
     98,330      Pacific Capital Bancorp.                             2,670,446
     63,061      Southwest Bancorp. of Texas, Inc.*                   2,296,051
     60,420      UCBH Holdings, Inc.                                  2,377,527
--------------------------------------------------------------------------------
                                                                     11,611,540
--------------------------------------------------------------------------------

Building - Construction Products/Miscellaneous (1.62%)
     35,106      American Woodmark Corp.                              1,781,278
     98,737      Insituform Technologies, Inc. - Class A*             1,416,876
     65,943      Simpson Manufacturing Co., Inc.*                     2,069,951
--------------------------------------------------------------------------------
                                                                      5,268,105
--------------------------------------------------------------------------------

Building - Maintenance & Services (0.20%)

     45,660      ABM Industries, Inc.                                   643,806
--------------------------------------------------------------------------------

Building - Mobile/Manufactured/RV (1.92%)
     100,590     Monaco Coach Corp.*                                  2,014,818
     72,250      Thor Industries, Inc.                                2,511,410
     43,755      Winnebago Industries, Inc.                           1,729,635
--------------------------------------------------------------------------------
                                                                      6,255,863
--------------------------------------------------------------------------------

Building - Paint & Allied Products (0.67%)
     75,387      WD-40 Co.                                            2,178,684
--------------------------------------------------------------------------------

Building - Residential/Commercial (0.51%)
     49,259      Hovnanian Enterprises, Inc. - Class A*               1,664,954
--------------------------------------------------------------------------------

Chemicals - Specialty (0.66%)
    162,780      Airgas, Inc.*                                        2,137,301
--------------------------------------------------------------------------------

Commercial Services - Healthcare (0.82%)
     27,426      NDCHealth Corp.                                        426,474
     72,299      Pediatrix Medical Group, Inc.*                       2,240,546
--------------------------------------------------------------------------------
                                                                      2,667,020
--------------------------------------------------------------------------------

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (92.16%) - CONTINUED
Commercial Services - Miscellaneous (2.42%)
     25,150      Factset Research Systems, Inc.                     $   667,732
     64,874      FTI Consulting, Inc.*                                2,579,390
    146,870      PRG-Shultz International, Inc.*                      1,818,251
     99,378      The Corporate Executive Board Co.*                   2,837,242
--------------------------------------------------------------------------------
                                                                      7,902,615
--------------------------------------------------------------------------------

Commercial Services - Schools (2.70%)
     93,903      Corinthian Colleges, Inc.*                           3,543,899
    169,730      ITT Educational Services, Inc.*                      3,185,832
     34,612      Strayer Education, Inc.                              2,059,068
--------------------------------------------------------------------------------
                                                                      8,788,799
--------------------------------------------------------------------------------

Commercial Services - Security/Safety (1.76%)
    123,612      Armor Holdings, Inc.*                                1,852,944
     60,450      InVision Technologies, Inc.*                         1,935,004
     97,560      Kroll, Inc.*                                         1,934,615
--------------------------------------------------------------------------------
                                                                      5,722,563
--------------------------------------------------------------------------------

Computer - Graphics (1.72%)
     23,400      Ansys, Inc.*                                           403,182
    156,880      Intergraph Corp.*                                    2,681,079
    233,219      Pinnacle Systems, Inc.*                              2,518,765
--------------------------------------------------------------------------------
                                                                      5,603,026

Computer - Integrated Systems (0.76%)
     25,310      Kronos, Inc.*                                          623,385
     80,070      MICROS Systems, Inc.*                                1,856,824
--------------------------------------------------------------------------------
                                                                      2,480,209
--------------------------------------------------------------------------------

Computer - Networking (0.26%)
     17,607      Black Box Corp.*                                       584,552
     30,217      Echelon Corp.*                                         262,888
--------------------------------------------------------------------------------
                                                                        847,440
--------------------------------------------------------------------------------

Computer - Peripheral Equipment (0.08%)
     16,477      Planar Systems, Inc.*                                  262,643
--------------------------------------------------------------------------------

Computer - Services (1.47%)
     79,555      CACI International, Inc.*                            2,820,225
     34,404      Cognizant Technology Solutions Corp.*                1,977,198
--------------------------------------------------------------------------------
                                                                      4,797,423
--------------------------------------------------------------------------------

Computer Software - Desktop (0.81%)
     73,284      Borland Software Corp.*                                570,882
     439,014     Red Hat, Inc.*                                       2,085,317
--------------------------------------------------------------------------------
                                                                      2,656,199
--------------------------------------------------------------------------------

Computer Software - Educational/Entertainment (1.84%)
    169,400      Take-Two Interactive Software, Inc.*                 4,912,600
     51,800      THQ, Inc.*                                           1,077,440
--------------------------------------------------------------------------------
                                                                      5,990,040
--------------------------------------------------------------------------------


Berger Funds o September 30, 2002 Combined Annual Report

22

BERGER SMALL COMPANY
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (92.16%) - CONTINUED
Computer Software - Enterprise (0.99%)
    225,940      HPL Technologies, Inc.*                            $    11,297
    136,808      Progress Software Corp.*                             1,655,377
    118,620      TALX Corp.                                           1,562,225
--------------------------------------------------------------------------------
                                                                      3,228,899
--------------------------------------------------------------------------------

Computer Software - Finance (0.73%)
     18,053      Barra, Inc.*                                           493,208
    120,588      Digital Insight Corp.*                               1,895,643
--------------------------------------------------------------------------------
                                                                      2,388,851
--------------------------------------------------------------------------------

Containers (0.61%)
     72,960      Jarden Corp.*                                        1,980,864
--------------------------------------------------------------------------------

Cosmetics/Personal Care (1.85%)
     48,660      Chattem, Inc.*                                       1,986,788
    143,793      NBTY, Inc.*                                          1,866,433
    204,300      Perrigo Co.*                                         2,171,709
--------------------------------------------------------------------------------
                                                                      6,024,930
--------------------------------------------------------------------------------

Diversified Operations (1.12%)
     52,020      Carlisle Companies, Inc.                             1,908,094
     63,760      The Manitowoc Co., Inc.                              1,743,836
--------------------------------------------------------------------------------
                                                                      3,651,930
--------------------------------------------------------------------------------

Electrical - Control Instruments (0.83%)
     78,820      Roper Industries, Inc.                               2,719,290
--------------------------------------------------------------------------------

Electronics - Measuring Instruments (0.17%)
     29,290      Itron, Inc.*                                           538,643
--------------------------------------------------------------------------------

Electronics - Military Systems (1.79%)
     55,740      DRS Technologies, Inc.*                              2,074,643
     38,720      Engineered Support Systems, Inc.                     2,208,589
     84,260      Herley Industries, Inc.*                             1,564,708
--------------------------------------------------------------------------------
                                                                      5,847,940
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (1.06%)
     90,230      AMETEK, Inc.                                         2,627,497
     51,049      Plantronics, Inc.*                                    832,099
--------------------------------------------------------------------------------
                                                                      3,459,596
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (1.50%)
     33,840      FEI Co.*                                               488,988
     51,369      Flir Systems, Inc.*                                  1,790,210
     94,726      Varian, Inc.*                                        2,615,385
--------------------------------------------------------------------------------
                                                                      4,894,583
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.35%)
     30,910      Cabot Microelectronics Corp.*                        1,151,088
--------------------------------------------------------------------------------

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (92.16%) - CONTINUED
Electronics - Semiconductor Manufacturing (1.09%)
     36,607      ESS Technology, Inc.*                               $  225,133
     43,820      Exar Corp.*                                            506,121
    221,970      Genesis Microchip, Inc.*                             1,702,510
    100,430      Rambus, Inc.*                                          435,866
     36,660      Silicon Laboratories, Inc.*                            671,978
--------------------------------------------------------------------------------
                                                                      3,541,608
--------------------------------------------------------------------------------

Energy - Other (0.54%)
    126,350      Headwaters, Inc.*                                    1,746,157
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (0.56%)
    130,254      American Home Mortgage
                 Holdings, Inc.                                       1,436,702
     16,264      New Century Financial Corp.                            380,577
--------------------------------------------------------------------------------
                                                                      1,817,279
--------------------------------------------------------------------------------

Finance - Reit (4.85%)
     55,620      Alexandria Real Estate Equities, Inc.                2,362,738
     85,650      Chelsea Property Group, Inc.                         2,890,687
    101,360      Federal Realty Investment Trust                      2,736,720
     73,100      Shurgard Storage
                 Centers, Inc. - Class A                              2,311,422
     94,010      The Macerich Co.                                     2,912,430
    102,714      Washington Real Estate
                 Investment Trust                                     2,606,881
--------------------------------------------------------------------------------
                                                                     15,820,878
--------------------------------------------------------------------------------

Food - Miscellaneous Preparation (0.19%)
     17,260      American Italian Pasta Co. - Class A*                  616,009
--------------------------------------------------------------------------------

Funeral Services & Related (0.68%)
     94,520      Matthews International Corp. -
                 Class A                                              2,208,932
--------------------------------------------------------------------------------

Insurance - Brokers (1.09%)
     85,740      Hilb, Rogal & Hamilton Co.                           3,536,775
--------------------------------------------------------------------------------

Internet - Content (0.58%)
     37,620      Alloy, Inc.*                                           312,622
     67,210      Overture Services, Inc.*                             1,584,140
--------------------------------------------------------------------------------
                                                                      1,896,762
--------------------------------------------------------------------------------

Internet - Software (0.21%)
     37,167      Filenet Corp.*                                         384,679
     26,405      Websense, Inc.*                                        306,562
--------------------------------------------------------------------------------
                                                                        691,241
--------------------------------------------------------------------------------

Leisure - Gaming/Equipment (0.08%)
     13,410      Multimedia Games, Inc.*                                264,056
--------------------------------------------------------------------------------


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds
================================================================================
SCHEDULE OF INVESTMENTS

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (92.16%) - CONTINUED
Leisure - Toys/Games/Hobby (0.15%)
     18,871      Action Performance Companies, Inc.*                $   484,985
--------------------------------------------------------------------------------

Machine - Tools & Related Products (0.63%)
     91,818      Lincoln Electric Holdings, Inc.                      2,051,214
--------------------------------------------------------------------------------

Machinery - General Industrial (1.06%)
     55,000      Idex Corp.                                           1,570,250
    129,557      Paxar Corp.*                                         1,883,759
--------------------------------------------------------------------------------
                                                                      3,454,009
--------------------------------------------------------------------------------

Medical - Biomedical/Biotechnology (2.31%)
     56,560      Enzon, Inc.*                                         1,088,214
     71,461      Neurocrine Biosciences, Inc.*                        2,929,901
     60,610      Scios, Inc.*                                         1,542,525
     59,816      Techne Corp.*                                        1,961,367
--------------------------------------------------------------------------------
                                                                      7,522,007
--------------------------------------------------------------------------------

Medical - Ethical Drugs (0.54%)
    143,160      Noven Pharmaceuticals, Inc.*                         1,752,278
--------------------------------------------------------------------------------

Medical - Generic Drugs (0.71%)
     82,668      Pharmaceutical Resources, Inc.*                      2,313,051
--------------------------------------------------------------------------------

Medical - Genetics (0.69%)
     69,430      Transkaryotic Therapies, Inc.*                       2,264,668
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (0.62%)
    112,703      Sierra Health Services, Inc.*                        2,021,892
--------------------------------------------------------------------------------

Medical - Hospitals (0.33%)
     62,275      Province Healthcare Co.*                             1,068,016
--------------------------------------------------------------------------------

Medical - Outpatient/Home Care (1.62%)
     84,470      Amsurg Corp.*                                        2,548,460
    115,294      Apria Healthcare Group, Inc.*                        2,716,327
--------------------------------------------------------------------------------
                                                                      5,264,787
--------------------------------------------------------------------------------

Medical - Products (5.18%)
     91,080      American Medical Systems
                 Holdings, Inc.*                                      1,889,910
     88,507      Bio-Rad Laboratories, Inc.*                          3,333,174
     86,027      Biosite, Inc.*                                       2,493,923
     70,540      Mentor Corp.                                         2,248,815
     86,047      ResMed, Inc.*                                        2,460,944
    139,070      Respironics, Inc.*                                   4,451,631
--------------------------------------------------------------------------------
                                                                     16,878,397
--------------------------------------------------------------------------------

Medical - Systems/Equipment (0.40%)
     32,396      IDEXX Laboratories, Inc.*                            1,002,592
     15,310      Ventana Medical Systems, Inc.*                         286,756
--------------------------------------------------------------------------------
                                                                      1,289,348
--------------------------------------------------------------------------------

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (92.16%) - CONTINUED
Medical - Wholesale Drugs/Supplies (1.20%)
    155,284      Priority Healthcare Corp. - Class B*               $ 3,913,157
--------------------------------------------------------------------------------

Medical/Dental - Services (2.84%)
    101,326      Albany Molecular Research, Inc.*                     1,725,582
    118,390      American Healthways, Inc.*                           1,914,366
    159,521      Covance, Inc.*                                       3,121,826
     52,685      DIANON Systems, Inc.*                                2,492,527
--------------------------------------------------------------------------------
                                                                      9,254,301
--------------------------------------------------------------------------------

Medical/Dental - Supplies (1.59%)
     76,480      Invacare Corp.                                       2,619,440
     48,760      The Cooper Companies, Inc.                           2,559,900
--------------------------------------------------------------------------------
                                                                      5,179,340
--------------------------------------------------------------------------------

Office Supplies Manufacturing (0.65%)
     78,580      John H. Harland Co.                                  2,133,447
--------------------------------------------------------------------------------

Oil & Gas - Drilling (0.45%)
     50,154      Atwood Oceanics, Inc.*                               1,467,005
--------------------------------------------------------------------------------

Oil & Gas - Field Services (1.88%)
    116,180      Cal Dive International, Inc.*                        2,342,189
    252,650      Key Energy Services, Inc.*                           1,990,882
     69,900      Oceaneering International, Inc.*                     1,778,955
--------------------------------------------------------------------------------
                                                                      6,112,026
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (0.54%)
     71,381      Hydril Co.*                                          1,775,959
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (1.67%)
     68,503      Evergreen Resources, Inc.*                           2,807,253
     92,230      Patina Oil & Gas Corp.                               2,628,555
--------------------------------------------------------------------------------
                                                                      5,435,808
--------------------------------------------------------------------------------

Paper & Paper Products (0.50%)
     86,566      Albany International Corp. - Class A                 1,643,023
--------------------------------------------------------------------------------

Pollution Control - Equipment (1.36%)
     82,690      Clarcor, Inc.                                        2,538,583
     61,325      Cuno, Inc.*                                          1,891,876
--------------------------------------------------------------------------------
                                                                      4,430,459
--------------------------------------------------------------------------------

Pollution Control - Services (1.80%)
     89,405      Stericycle, Inc.*                                    3,032,617
     81,620      Waste Connections, Inc.*                             2,839,560
--------------------------------------------------------------------------------
                                                                      5,872,177
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (3.07%)
     65,710      AnnTaylor Stores Corp.*                              1,513,301
     66,178      Christopher & Banks Corp.*                           1,662,391
    100,314      Gymboree Corp.*                                      1,636,121
--------------------------------------------------------------------------------


                        Berger Funds o September 30, 2002 Combined Annual Report

24

BERGER SMALL COMPANY
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (92.16%) - CONTINUED
Retail - Apparel/Shoe (3.07%) - Continued
     98,162      Hot Topic, Inc.*                                   $ 1,769,861
     32,877      Pacific Sunwear of California, Inc.*                   669,376
     96,010      The Cato Corp.                                       1,822,270
     30,334      Too, Inc.*                                             706,176
      9,813      Urban Outfitters, Inc.*                                238,358
--------------------------------------------------------------------------------
                                                                     10,017,854
--------------------------------------------------------------------------------

Retail - Consumer Electronics (0.46%)
     54,303      Electronics Boutique Holdings Corp.*                 1,490,617
--------------------------------------------------------------------------------

Retail - Discount & Variety (0.79%)
     86,530      Fred's, Inc.                                         2,583,613
--------------------------------------------------------------------------------

Retail - Home Furnishings (0.82%)
     71,204      Cost Plus, Inc.*                                     1,911,827
     41,391      Linens `n Things, Inc.*                                760,353
--------------------------------------------------------------------------------
                                                                      2,672,180
--------------------------------------------------------------------------------

Retail - Mail Order & Direct (0.12%)
     21,893      J. Jill Group, Inc.*                                   381,376
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (2.95%)
     70,521      Hancock Fabrics, Inc.                                1,138,914
    134,669      Hollywood Entertainment Corp.*                       1,955,394
    111,810      Movie Gallery, Inc.*                                 1,678,268
    101,990      Regis Corp.                                          2,885,297
     69,130      Sharper Image Corp.*                                 1,321,766
     36,305      Yankee Candle Co., Inc.*                               623,357
--------------------------------------------------------------------------------
                                                                      9,602,996
--------------------------------------------------------------------------------

Retail - Restaurants (2.61%)
     86,850      California Pizza Kitchen, Inc.*                      1,998,419
     76,018      Jack in the Box, Inc.*                               1,733,210
     19,476      P.F. Chang's China Bistro, Inc.*                       565,388
     29,523      Panera Bread Co.*                                      797,121
    188,220      Ryan's Family Steak Houses, Inc.                     2,290,638
     47,813      Sonic Corp.*                                         1,104,480
--------------------------------------------------------------------------------
                                                                      8,489,256
--------------------------------------------------------------------------------

Retail/Wholesale - Building Products (0.40%)
     40,897      Tractor Supply Co.*                                  1,299,707
--------------------------------------------------------------------------------

Retail/Wholesale - Jewelry (0.35%)
    107,510      Whitehall Jewellers, Inc.*                           1,131,005
--------------------------------------------------------------------------------

Retail/Wholesale Computers/Cellular (0.16%)
     50,334      Insight Enterprises, Inc.*                             510,890
--------------------------------------------------------------------------------

Shoes & Related Apparel (0.55%)
     89,623      Fossil, Inc.*                                        1,796,941
--------------------------------------------------------------------------------

Telecommunications - Equipment (0.57%)
     91,694      Inter-Tel, Inc.                                      1,865,973
--------------------------------------------------------------------------------

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares/Par Valuec                                                          Value
--------------------------------------------------------------------------------
COMMON STOCK (92.16%) - CONTINUED
Telecommunications - Services (0.06%)
     20,511      Intrado, Inc.*                                    $    198,136
--------------------------------------------------------------------------------

Textile - Apparel Manufacturing (0.48%)
     69,943      Quicksilver, Inc.*                                   1,580,012
--------------------------------------------------------------------------------

Transportation - Truck (1.31%)
    112,308      Knight Transportation, Inc.*                         1,740,774
     51,650      Landstar System, Inc.*                               2,541,180
--------------------------------------------------------------------------------
                                                                      4,281,954
--------------------------------------------------------------------------------

Trucks & Parts - Heavy Duty (0.75%)
     43,090      Oshkosh Truck Corp.                                  2,430,276
--------------------------------------------------------------------------------

Total Common Stock
(Cost $294,033,812)                                                 300,306,041
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (0.00%)
Computer - peripheral equipment (0.00%)
    665,000      Candescent Technologies Corp. -
                 Series E*@o                                              6,650
--------------------------------------------------------------------------------

Telecommunications - Equipment (0.00%)
    644,462      Cidera, Inc. - Series D*@o                                  --
--------------------------------------------------------------------------------

Total Preferred Stock - Convertible
(Cost $3,657,500)                                                         6,650
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (6.59%)
$21,477,000      State Street Repurchase Agreement,
                 1.88%, dated 9/30/02, due 10/1/02,
                 to be repurchased at $21,478,121#                   21,477,000
--------------------------------------------------------------------------------

Total Repurchase Agreement
(Cost $21,477,000)                                                   21,477,000
--------------------------------------------------------------------------------
Total Investments (Cost $319,168,312) (98.75%)                      321,789,691
Total Other Assets, Less Liabilities (1.25%)                          4,079,135
--------------------------------------------------------------------------------
Net Assets (100.00%)                                               $325,868,826
--------------------------------------------------------------------------------

* Non-income producing security
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.
# - The repurchase agreement is fully collateralized by FHLB Agency Note with a value of $21,907,202. FHLB - Federal Home Loan Bank.
REIT - Real Estate Investment Trust.
o SCHEDULE OF RESTRICTED SECURITIES AND/OR ILLIQUID SECURITIES

                                                                     Fair Value
                                Date                      Fair        as a %
                              Acquired        Cost        Value    of Net Assets
--------------------------------------------------------------------------------
Candescent
Technologies Corp. -
Series E -
  Preferred Stock             5/1/1996     $ 3,657,500    $6,650       0.00%
Cidera, Inc. -
Series D -
  Preferred Stock             9/1/2000              --        --         --
--------------------------------------------------------------------------------
                                                          $6,650       0.00%
--------------------------------------------------------------------------------

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                         Ticker Symbol - Investor Shares                 BINVX
                                       - Institutional Shares            BINFX
                         Fund Number   - Investor Shares                   912
BERGER INFORMATION                     - Institutional Shares              913
TECHNOLOGY FUND          PORTFOLIO MANAGER COMMENTARY  WILLIAM F. K. SCHAFF, CFA
================================================================================

MARKET CONDITIONS

After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record. The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long -- and as ugly -- as 1929-32. It began in 2000 when an over-heated economy started to run out of gas. It continued as the recession of 2001 unfolded and collapsed in the aftermath of the 9/11 terrorist attacks. Investors saw some relief in December of 2001, when the market rallied as the news of the economy improved. Despite this positive news, the bear market resumed early in 2002 as the Enron debacle and many other corporate scandals and bankruptcies brought about a new crisis of confidence. The market crisis worsened through the third quarter of 2002 as tensions in the Middle East, the prospect of war with Iraq, and concerns about a possible slump back into recession further undermined what little investor confidence was left.

FUND PERFORMANCE

The Berger Information Technology Fund (the "Fund") declined in value by 34.67% (Investor Shares); and 34.32% (Institutional Shares) this fiscal year, compared with a 28.74% decline posted by its benchmark, the Nasdaq-100 Index.(1) Clearly, these results have been very disappointing. The decline was primarily driven by the significant decline in IT spending and its correlating negative impact on those technology companies that derive most of their sales and profits from IT budgets -- the heart and soul of the Fund's investments.

Many technology investors fully expected a technology recovery to start by mid-year 2002 as long as the economy continued to recover. In anticipation of that recovery, we remained fully committed to those companies that directly benefit from the IT capital spending cycle. The economic recovery started to materialize, but the recovery in IT-related technology companies did not. Instead, despite the improvement in the economy, IT spending has actually declined. This has had a dramatic negative impact on those technology companies that are dependent on IT budgets to grow sales and profits. In addition, we are seeing much of the allocated budget for the year being held back with the possibility of further reduction before year-end.

The major misses this period included StorageNetworks and VeriSign. The fast-growing need for storage but the limited availability and high cost of talent to run in-house storage services seemed to make a compelling proposition for StorageNetworks services. It also appealed to our sense of allowing businesses to focus on their core competencies.

Unfortunately, no one could account for the collapse of so many smaller enterprises. These were the businesses most likely to adopt these services. As of September 30, 2002, the company still had significant cash on the balance sheet, and they hope to reach cash flow break-even by year-end 2002.

Verisign, a leading security infrastructure company, is known widely for its digital certificates for e-commerce applications and as the distributor of domain names used on the Web. Unfortunately, with the significant downturn in technology, the domain name business has come under heavy pressure as well as other competitive threats. Meanwhile e-commerce has fallen off, along with pricing. The company has been slow to respond to the declines in business but we believe the worst may be over. The company hopes to shift its revenue model away from certificate fees to a per-transaction fee. Registrar revenue for domain names will likely decline but more slowly. In our opinion, most of the bad news seems to be priced into the stock today as it currently trades at very low multiples of earnings and cash flow.

On the other side of the coin, we were pleased with Symantec and Intuit. Symantec is a leading anti-virus and firewall security software company. The company is widely represented throughout the FORTUNE 1000. It has been one of the few companies continuing to put up impressive sales and profits in a very tough market. It doesn't hurt that anti-virus and firewall software has become highly recommended as part of homeland security. Intuit, a leading consumer and small-business financial applications company, has done well by focusing on the more mundane businesses such as filing tax returns and bookkeeping. Its leading products include Quicken and TurboTax. Revenue and operating profits continued to grow in high double digits last year. Their balance sheets remain very solid with high cash levels. And they remain market leaders in all their spaces. Not bad in a weak economic climate.

OUTLOOK

It is difficult to imagine a period of greater uncertainty than we have experienced in the past few months. However, despite the many challenges we face, we believe our nation will ultimately prevail. We believe that the economy is on the bumpy road to recovery, that corporate profits will respond positively to that recovery, and that corporations are taking the necessary steps to restore accountability and investor confidence. In the meantime, we will continue to seek out and invest in those companies that are succeeding in this tough environment, that we believe are now or will be leaders in the growth markets of the future.

                        Berger Funds o September 30, 2002 Combined Annual Report

26

                                                                    Berger Funds
PERFORMANCE OVERVIEW
================================================================================

BERGER INFORMATION TECHNOLOGY FUND -
INVESTOR SHARES - GROWTH OF $10,000

                                     [GRAPH]

                             9/30/02
Berger Information Technology Fund  -

Investor Shares              $11,598

Nasdaq-100 Index             $ 9,942

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

One Year                                    (34.67)%

Five Year                                    (3.10)%

Life of Fund (4/8/97)                         2.74%

--------------------------------------------------------------------------------

BERGER INFORMATION TECHNOLOGY FUND -
INSTITUTIONAL SHARES - GROWTH OF $250,000

                          [GRAPH]

                             9/30/02
Berger Information Technology Fund  -

Institutional Shares         $294,403

Nasdaq-100 Index             $248,543

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30,2002

One Year                                    (34.32)%

Five Year                                    (2.80)%

Life of Fund (4/8/97)                         3.03%

(1) The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The Nasdaq-100 Index is calculated under a modified capitalization-weighted methodology. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Performance data for the Investor Shares include periods prior to the adoption of class designations on July 2, 1999, and therefore does not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares. This would have reduced the Investor Shares' return for that prior period. The Fund's performance has sustained significant gains and losses due to market volatility in the technology sector, and current performance may be lower than the figures shown. As a sector fund, Berger Information Technology Fund may be subject to greater risk and market fluctuation than funds that have securities representing a broader range of investment alternatives. Please visit our web site at www.berger.com for more current performance information.

Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

BERGER INFORMATION
TECHNOLOGY FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (100.04%)
Commercial Services - Miscellaneous (8.03%)
          19,200      Accenture Ltd. - Class A*                    $     274,176
          35,980      Automatic Data Processing, Inc.                  1,251,025
--------------------------------------------------------------------------------
                                                                       1,525,201
--------------------------------------------------------------------------------

Commercial Services - Security/Safety (1.56%)
          50,000      Identix, Inc.*                                     297,500
--------------------------------------------------------------------------------

Computer - Integrated Systems (2.15%)
          16,200      NCR Corp.*                                         320,760
          27,130      Wind River Systems, Inc.*                           87,359
--------------------------------------------------------------------------------
                                                                         408,119
--------------------------------------------------------------------------------

Computer - Manufacturers (3.21%)
           6,800      Dell Computer Corp.*                               159,868
           6,400      International Business Machines Corp.              373,696
          29,720      Sun Microsystems, Inc.*                             76,975
--------------------------------------------------------------------------------
                                                                         610,539
--------------------------------------------------------------------------------

Computer - Memory Devices (1.16%)
          30,000      Network Appliance, Inc.*                           219,900
--------------------------------------------------------------------------------

Computer - Networking (2.89%)
          10,600      Brocade Communications Systems, Inc.*               79,818
          31,200      Cisco Systems, Inc.*                               326,976
           5,500      QLogic Corp.*                                      143,220
--------------------------------------------------------------------------------
                                                                         550,014
--------------------------------------------------------------------------------

Computer - Services (5.45%)
          12,000      American Management Systems, Inc.*                 152,760
           7,800      Cognizant Technology Solutions Corp.*              448,266
           9,455      Electronic Data Systems Corp.                      132,181
          22,000      Gartner, Inc. - Class A*                           178,200
          98,800      StorageNetworks, Inc.*                             123,500
--------------------------------------------------------------------------------
                                                                       1,034,907
--------------------------------------------------------------------------------

Computer Software - Desktop (4.85%)
          15,000      Borland Software Corp.*                            116,850
          18,400      Microsoft Corp.*                                   803,896
--------------------------------------------------------------------------------
                                                                         920,746
--------------------------------------------------------------------------------

Computer Software - Enterprise (14.67%)
          41,600      Actuate Corp.*                                      40,352
          74,700      Brio Technology, Inc.*                              81,423
           3,100      Business Objects SA*                                32,922
           8,800      Citrix Systems, Inc.*                               53,064
           8,000      Computer Associates International, Inc.             76,800
          22,000      Documentum, Inc.*                                  254,100
          13,593      Hyperion Solutions Corp.*                          249,431
          32,300      i2 Technologies, Inc.*                              16,796
          13,500      Informatica Corp.*                                  41,850
          16,000      IONA Technologies PLC - ADR*                        33,357
           7,500      Manugistics Group, Inc.*                            20,925
          22,400      Mercury Interactive Corp.*                         384,384
--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (100.04%) CONTINUED
Computer Software - Enterprise (14.67%) (Continued)
         20,000         Oracle Corp.*                             $      157,200
         15,100         Peoplesoft, Inc.*                                186,787
         92,400         Rational Software Corp.*                         399,168
         25,400         SAP AG - Spon. ADR                               285,750
         25,000         Serena Software, Inc.*                           300,000
         30,000         Siebel Systems, Inc.*                            172,500
--------------------------------------------------------------------------------
                                                                       2,786,809
--------------------------------------------------------------------------------

Computer Software - Finance (7.82%)
         20,000         Intuit, Inc.*                                    910,600
         29,600         Sungard Data Systems, Inc.*                      575,720
--------------------------------------------------------------------------------
                                                                       1,486,320
--------------------------------------------------------------------------------

Computer Software - Security (13.56%)
         42,050         Check Point Software Techologies Ltd.*           577,767
         25,600         Internet Security Systems, Inc.*                 315,392
         50,000         Symantec Corp.*                                1,683,500
--------------------------------------------------------------------------------
                                                                       2,576,659
--------------------------------------------------------------------------------

Diversified Operations (1.82%)
          7,000         Hitachi Ltd. - Spon. ADR                         346,920
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (1.07%)
         15,200         Plexus Corp.*                                    140,600
         30,000         Solectron Corp.*                                  63,300
--------------------------------------------------------------------------------
                                                                         203,900
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (13.73%)
         25,200         Analog Devices, Inc.*                            496,440
         15,000         Cree, Inc.*                                      187,500
         18,500         Intel Corp.                                      256,965
         27,000         Marvell Technology Group Ltd.*                   427,950
         26,000         RF Micro Devices, Inc.*                          156,000
         23,840         Texas Instruments, Inc.                          352,117
         16,800         TriQuint Semiconductor, Inc.*                     59,304
         40,000         Vitesse Semiconductor Corp.*                      27,200
         40,700         Xilinx, Inc.*                                    644,606
--------------------------------------------------------------------------------
                                                                       2,608,082
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (11.17%)
         14,000         Concord EFS, Inc.*                               222,320
         52,300         First Data Corp.                               1,461,785
         15,600         Fiserv, Inc.*                                    438,048
--------------------------------------------------------------------------------
                                                                       2,122,153
--------------------------------------------------------------------------------

Internet - Content (0.41%)
            8,069       Yahoo!, Inc.*                                     77,220
--------------------------------------------------------------------------------

Internet - Security/Solutions (3.49%)
         48,000         Network Associates, Inc.*                        510,240
         30,300         VeriSign, Inc.*                                  153,015
--------------------------------------------------------------------------------
                                                                         663,255
--------------------------------------------------------------------------------

Berger Funds o September 30, 2002 Combined Annual Report

28

BERGER INFORMATION
TECHNOLOGY FUND

================================================================================
SCHEDULE OF INVESTMENTS


                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (100.04%) - CONTINUED
Internet - Software (1.62%)
     80,200     Interwoven, Inc.*                                       $161,042
     30,270     Webmethods, Inc.*                                        146,204
--------------------------------------------------------------------------------
                                                                         307,246

--------------------------------------------------------------------------------

Telecommunications - Equipment (1.38%)
      9,500     QUALCOMM, Inc.*                                          262,390
--------------------------------------------------------------------------------
Total Common Stock

(Cost $43,714,126)                                                    19,007,880
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (0.62%)
   $117,000     State Street Repurchase Agreement,
                1.88%, dated 9/30/02, due 10/1/02,
                to be repurchased at $117,006#                           117,000
--------------------------------------------------------------------------------
Total Repurchase Agreement

(Cost $117,000)                                                          117,000
--------------------------------------------------------------------------------
Total Investments (Cost $43,831,126) (100.66%)                        19,124,880
Total Other Assets, Less Liabilities (-0.66%)                           (124,575)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $19,000,305
--------------------------------------------------------------------------------

* Non-income producing security
# - The repurchase agreement is fully collateralized by FHLB Agency Note with a value of $120,806.

ADR - American Depositary Receipt.
FHLB - Federal Home Loan Bank.
PLC - Public Limited Company.

See notes to financial statements.

Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

                      Ticker Symbol                                        BBINX
BERGER                Fund Number                                            349
INTERNATIONAL FUND    PORTFOLIO MANAGER COMMENTARY         BANK OF IRELAND ASSET
                                                          MANAGEMENT (U.S.) LTD.
================================================================================

MARKET CONDITIONS

For the better part of the previous 12 months, global equity markets had been in recovery mode fueled by optimism that the economy would recover quickly from the shallow recession of 2001. However, the combination of corporate scandals, weaker-than-expected economic and corporate data and fears about the prospect of military conflict with Iraq caused markets to close the year under review at or near five-year lows. The TMT (technology, media and telecommunications) sectors led the Fund lower for most of the period; however, of late, traditional defensive sectors such as financials and healthcare have added to the decline. Energy and consumer stocks remain the best-performing sectors in the portfolio.

FUND PERFORMANCE

The Berger International Fund (the "Fund") declined in value by 19.17% during the fiscal year, compared with a 15.26% decline posted by its benchmark, the MSCI EAFE Index.(1)

The Fund's overweight position in financials and underexposure to the Japanese market hurt performance this period. The Japanese market has been one of the best-performing markets year-to-date as investors have anticipated a cyclical recovery. However, we continue to feel that, absent meaningful reform, investment opportunities in Japan will be limited. During the third quarter, financial sectors led the downturn as falls in equity markets caused concerns as to the solvency of many insurance companies. Banks were hurt as many reported a rise in provisions for bad loans. We believe that banks and insurance companies offer a high degree of earnings visibility and reliability in the current market as well as opportunity for growth as the global economy recovers.

Within the financial sector, we were particularly disappointed with ING Groep and Swiss Re. Netherlands-based ING, Europe's seventh-largest financial services group, could not escape the fallout from the sentiment surrounding the insurance sector as two-thirds of its profits are generated from its insurance activities. ING still possesses a healthy balance sheet, and we have taken advantage of price weakness to increase our position. Swiss Re was strongly impacted by the negative sentiment surrounding the insurance sector. However, the world's number-two reinsurer has strong reserves -- predominantly invested in fixed-income securities -- and its recent operating results indicated that the company is beginning to benefit from the rise in premiums post 9/11.

In technology, we were pleased with the performance of Canon. As one of the world's largest makers of copy machines it is highly sensitive to the yen exchange rate as 70% of its revenue is derived outside of Japan. The company continues with its cost-reduction efforts, as it plans to move 80% of its laser printer production to lower-cost areas such as China and continues to introduce technologically improved products.

Results in the healthcare sector were disappointing. GlaxoSmithKline and Aventis in particular hurt Fund performance this period. GlaxoSmithKline, the UK-based pharmaceutical company fell as it lost a key court case clearing the way for generic competition for its antibiotic Augmentin. Aventis also slumped as worries grew about the strength of its new drugs pipeline.

The consumer sector posted mixed results. We were once again pleased with Diageo, one of the world's top spirits makers. U.K.-quoted Diageo's recent results revealed good growth despite disappointments related to a new ready-to-drink product based upon its popular Captain Morgan brand rum. On the flip side,Vivendi Universal and Koninklijke Ahold hurt relative performance. The deterioration of the telecommunications sector along with adverse information emerging in relation to short-term debt refinancing prompted us to sell Vivendi in June, unfortunately not before it hurt short-term performance. Shares of Koninklijke Ahold, a global supermarket chain store, fell as fears grew about its performance in its key U.S. market.

The Fund's energy holdings performed well this period, particularly, ENI, an Italian integrated energy company with activities in oil, natural gas, power generation and petrochemicals as well as oilfield services and engineering. While it remains a regional player, the company offers a rare combination of cost cutting and growth as it increases its exposure to the higher-margin upstream production.

OUTLOOK

The apparent inability of the world's major economies to move the pace of growth up a notch has been an obstacle for equity markets as earnings have begun to reflect the economic reality. Resulting downgrades and large-scale job cuts have put pressure on consumers even as the threat of a war involving Iraq has risen. Oil prices already include a "war premium" and are likely to spike higher in the event of conflict, but we believe this should be temporary unless there is a serious disruption to supply.

Despite the diffident economic data of recent months, the U.S. economy is, in our opinion, in reasonable shape. Productivity is up, reducing unit labor costs, and earnings are rising on a year-on-year basis. This should lead to increased job opportunities as uncertainty diminishes and consumer confidence strengthens. Interest rates remain very accommodating, and the consensus expectation is that the Federal Reserve will lower rates before year-end. There is less consensus about how the European Central Bank will react to sluggish growth, given its focus on inflation.

While the global economic outlook is undoubtedly weaker than at the beginning of the year, we are cautiously optimistic that conditions may exist to allow markets to regain an upward trend.

Berger Funds o September 30, 2002 Combined Annual Report

30

PERFORMANCE OVERVIEW
================================================================================

BERGER INTERNATIONAL FUND - GROWTH OF $10,000

                                     [GRAPH]

Berger International Fund  $14,108

MSCI EAFE Index            $13,770

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30,2002

One Year                   (19.17)%

Five Year                   (5.56)%

Ten Year                     3.50%

(1)The Morgan Stanley Capital International (MSCI) EAFE Index represents major overseas markets.The Index is unmanaged and includes reinvestment of gross dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

Foreign investing involves special risks, such as currency fluctuations and political and economic uncertainty, which are discussed further in the prospectus. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate,and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares.Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund, net of fee waivers. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected. Please visit our web site at www.berger.com for more current performance information.

The financial statements of the Berger International Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with this Fund's financial statements.

Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

BERGER SMALL CAP             Ticker Symbol -- Investor Shares              BSCVX
VALUE FUND                                 -- Shares Institutional         BSVIX
                             Fund Number   -- Investor Shares                120
                                           -- Shares Institutional           403
                             PORTFOLIO MANAGER COMMENTARY      ROBERT H. PERKINS
                                                               THOMAS M. PERKINS
================================================================================

MARKET CONDITIONS

The market's performance in the most recent six months was the inverse image of the previous six month's rally. Most of the major averages were down in the past six months, with the decline accelerating and broadening as the period drew to a close. The reasons continue to be a slow economic recovery, weak pricing power leading to disappointing earnings, suspect business practices and geopolitical turmoil. This has led to the highest level of redemption activity from equity mutual funds in recent years, which contributed to the acceleration. In our view, stock valuations have become more reasonable, setting the stage for short-term rallies. However the intermediate term is still clouded by the uncertainty created by the aforementioned factors and the fact that stock valuations still are not unusually low.

FUND PERFORMANCE

The Berger Small Cap Value Fund (the "Fund") posted losses of 2.52% (Investor Shares); and 2.13% (Institutional Shares) for the year ended September 30, 2002, compared with a 1.46% decline in its benchmark, the Russell 2000 Value Index.1 No one sector represented in the Fund was immune to weakness. Once again, the Fund's overweighted position in technology was the cause of most of the trouble. We were, however, rewarded for the Fund's underweighting in consumer stocks late in the year as that sector was particularly weak and also for maintaining a larger-than-normal cash position reflecting our cautious view on the market environment in general.

Performance for technology this fiscal year has been a tale of two halves. After fueling the Fund's outperformance in the first half of the fiscal year, the sector has given back all of those gains (and more) in the second half of the period. With the exception of HNC Software, which was acquired in July, and Asyst Technologies, which was sold for a modest gain, the unanticipated broad-based sell-off in the sector has been very disappointing. We still believe this sector offers the most potential reward and will work to maintain the Fund's current weighting. Most importantly, we are confident that the companies the Fund owns have the products and financial strength to survive. However, we will continue to be extremely cautious in our additions.

The largest sector in the Fund continues to be financials. That weighting is however, at historically low levels, primarily because, we believe, the risk/reward ratio in smaller banks and thrifts remains unfavorable as a result of what we believe are high price-to-earnings ratios. The Fund has been underweighted compared with the benchmark all year and will continue that way until we see what are, in our opinion, unjustifiably high price-to-earnings ratios come down, resulting in more favorable risk/reward ratios. We sold into the relative strength of companies such as Downey Financial early in the third quarter in order to make small additions to the Fund's holdings in Greater Bay Bancorp. and Horace Mann Educators Corp. as their prices dipped to attractive levels.

We have maintained the Fund's energy holdings at relatively high levels. We have been rewarded for this as the political uncertainties in the Middle East and the threat of war in that region have resulted in the current premium price for oil. While we recognize that these prices are vulnerable, we like the long-term prospects for natural gas and feel that the shares of these types of safer energy producers are still undervalued even if prices weaken somewhat. Profits were taken in Pogo Producing Co. and put toward stocks trading nearer to their lows such as Noble Energy and Key Energy Services.

As stated earlier, the Fund benefited from its relative underexposure to consumer stocks in the second half of the fiscal year. Because we considered the consumer's spending levels to be uncertain in early summer, that we began to trim those positions that performed well and that we believed were vulnerable to earnings disappointments. After selling out of AnnTaylor Stores and paring back La-Z-Boy at higher prices, we initiated a position in Furniture Brands and Casey's General Stores, a company that is, in our opinion, less prone to a fall-off in discretionary spending.

Healthcare was, for the most part, a mixed bag. Shares in companies such as rural hospital manager LifePoint Hospitals and long-term care provider Manor Care held up nicely. However, we were reminded all too well of how large potential legal risks can be when an acceleration of claims at Beverly Enterprises resulted in the Fund's market value in Beverly stock to be cut more than half before we sold out of the position. After a very thorough review of the remainder of the Fund's holdings in this area, we are satisfied with the risk/reward characteristics and continue to overweight the sector.

OUTLOOK

We reduced the Fund's cash level at the end of the third calendar quarter as stocks appeared to be in a mini free fall. However, as has been the case for more than a year, we remain somewhat cautious in terms of the Fund's positioning. The economic recovery has been fueled by the consumer, and the sustainability of that strength is questionable. Thus a strong rebound in earnings is unlikely. The uncertainty regarding terrorism and geopolitics remains high. Although we have probably passed the peak of corporate governance and accounting surprises, more are likely to come. Furthermore, the trend in equity mutual fund redemptions is worrisome as an indication that investors are still overweighted in equities. In summary, this is the most difficult environment for stocks that we have faced since the 1970s. However, even during that period with much higher interest rates, there were money-making opportunities for disciplined value investors.

Berger Funds o September 30, 2002 Combined Annual Report

32

PERFORMANCE OVERVIEW
================================================================================

BERGER SMALL CAP VALUE FUND -
INVESTOR SHARES - GROWTH OF $10,000

                                     [GRAPH]

Berger Small Cap Value Fund -
Investor Shares                 $42,791

Russell 2000 Value Index        $30,231

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30,2002

One Year                   (2.52)%

Five Year                   6.87%

Ten Year                   15.65%

BERGER SMALL CAP VALUE FUND -
INVESTOR SHARES - GROWTH OF $250,000

                                     [GRAPH]

Berger Small Cap Value Fund -
Institutional Shares             $1,089,977

Russell 2000 Value Index         $  755,781

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30,2002

One Year                   (2.13)%

Five Year                  7.23%

Ten Year                   15.86%

(1)Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate,and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Performance data for the Investor Shares include periods prior to the adoption of class designations on February 14, 1997, and therefore does not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares. This would have reduced the Investor Shares' return. Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Investments in small-company stocks may involve greater risks, including price volatility, and rewards than investments in larger companies. Please visit our web site at www.berger.com for more current performance information.

Berger Funds o September 30, 2002 Combined Annual Report

                                                                              33
                                                                    Berger Funds

BERGER SMALL CAP
VALUE FUND

================================================================================
SCHEDULE OF INVESTMENTS


                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (88.24%)
Banks - Northeast (2.83%)
  2,000,000     Seacoast Financial Services Corp.##                  $40,140,000
  1,650,000     Susquehanna Bancshares, Inc.                          35,722,500
--------------------------------------------------------------------------------
                                                                      75,862,500

--------------------------------------------------------------------------------

Banks - Southeast (1.80%)
  1,725,000     F.N.B. Corp.##                                        48,334,500
--------------------------------------------------------------------------------

Banks - West/Southwest (1.69%)
  2,500,000     Greater Bay Bancorp.##                                45,475,000
--------------------------------------------------------------------------------

Building - Air Conditioning & Heating Products (1.82%)
  1,164,420     Tecumseh Products Co. - Class A##                     48,859,063
--------------------------------------------------------------------------------

Building - Cement/Concrete/AG (0.41%)
    450,000     Texas Industries, Inc.                                10,926,000
--------------------------------------------------------------------------------

Building - Residential/Commercial (1.74%)
  2,000,000     Standard Pacific Corp.##                              46,760,000
--------------------------------------------------------------------------------

Building Products - Wood (1.56%)
  1,000,000     Rayonier, Inc.##                                      41,910,000
--------------------------------------------------------------------------------

Chemicals - Plastics (0.96%)
  3,000,000     PolyOne Corp.                                         25,770,000
--------------------------------------------------------------------------------

Commercial Services - Staffing (0.92%)
  3,500,000     Spherion Corp.*##                                     24,675,000
--------------------------------------------------------------------------------

Computer - Memory Devices (0.98%)
  5,500,000     Advanced Digital

                Information Corp.*##                                  26,400,000
--------------------------------------------------------------------------------

Computer - Networking (0.57%)
  2,800,000     Foundry Networks, Inc.*                               15,344,000
--------------------------------------------------------------------------------

Computer - Services (0.14%)
  2,140,630     Covansys Corp.*##                                      3,639,071
--------------------------------------------------------------------------------

Computer Software - Enterprise (2.24%)
  2,400,000     Captaris, Inc.*##                                      5,517,600
  4,500,000     Informatica Corp.*##                                  13,950,000
  5,800,000     Micromuse, Inc.*##                                    14,616,000
  2,161,900     Progress Software Corp.*##                            26,158,990
--------------------------------------------------------------------------------
                                                                      60,242,590

--------------------------------------------------------------------------------

Computer Software - Finance (0.69%)
  3,000,000     Transaction Systems

                Architects, Inc. - Class A##                          18,600,000
--------------------------------------------------------------------------------

Diversified Operations (3.69%)
    106,010     Carlisle Companies, Inc.                               3,888,447
  2,200,000     Federal Signal Corp.##                                40,524,000
  2,000,000     The Manitowoc Co., Inc.##                             54,700,000
--------------------------------------------------------------------------------
                                                                      99,112,447

--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (88.24%) - CONTINUED
Electrical - Equipment (2.30%)
  2,175,000     A.O. Smith Corp.##                                   $61,813,500
--------------------------------------------------------------------------------

Electronics - Measuring Instruments (0.97%)
  1,000,000     Mettler Toledo International, Inc.*                   26,000,000
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (1.35%)
  3,200,000     Newport Corp.*##                                      36,096,000
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.61%)
  2,700,000     Asyst Technologies, Inc.*##                           16,308,000
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (0.91%)
  2,300,000     Integrated Silicon Solutions, Inc.*##                  6,854,000
  4,500,000     Silicon Storage Technology, Inc.*                     17,595,000
--------------------------------------------------------------------------------
                                                                      24,449,000

--------------------------------------------------------------------------------

Finance - REIT (8.08%)
  1,800,000     Brandywine Reality Trust##                            40,590,000
  1,650,000     Gables Residential Trust##                            44,071,500
  1,800,000     Home Properties of New York, Inc.##                   58,500,000
  3,000,000     JDN Realty Corp.##                                    36,240,000
  1,300,000     Prentiss Properties Trust                             37,622,000
--------------------------------------------------------------------------------
                                                                     217,023,500

--------------------------------------------------------------------------------

Finance - Savings & Loan (2.82%)
  1,454,120     Downey Financial Corp.##                              49,803,610
  1,540,000     Waypoint Financial Corp.                              25,964,400
--------------------------------------------------------------------------------
                                                                      75,768,010

--------------------------------------------------------------------------------

Household/Office Furniture (3.25%)

    700,000     Furniture Brands International, Inc.*                 16,065,000
  3,071,770     La-Z-Boy, Inc.##                                      71,265,064
--------------------------------------------------------------------------------
                                                                      87,330,064

--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (3.44%)
    971,680     Horace Mann Educators Corp.                           14,283,696
  1,500,000     IPC Holdings Ltd.*##                                  44,055,000
  1,200,000     Old Republic International Corp.                      34,056,000
--------------------------------------------------------------------------------
                                                                      92,394,696

--------------------------------------------------------------------------------

Internet - Security/Solutions (0.52%)
  5,100,000     SonicWall, Inc.*##                                    14,025,000
--------------------------------------------------------------------------------

Internet - Software (2.16%)
  3,200,000     Filenet Corp.*##                                      33,120,000
  9,000,000     Openwave Systems, Inc.*##                              5,580,000
  4,000,000     Webmethods, Inc.*##                                   19,320,000
--------------------------------------------------------------------------------
                                                                      58,020,000

--------------------------------------------------------------------------------

Machinery - Construction/Mining (1.18%)
  3,800,000     Joy Global, Inc.*##                                   31,540,000
--------------------------------------------------------------------------------

Berger Funds o September 30, 2002 Combined Annual Report

4

BERGER SMALL CAP
VALUE FUND
================================================================================
SCHEDULE OF INVESTMENTS


                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (88.24%) - CONTINUED
Machinery - General Industrial (2.94%)
   2,100,000     Briggs & Stratton Corp.##                           $78,834,000
--------------------------------------------------------------------------------

Medical - Hospitals (2.47%)
   1,100,000     Lifepoint Hospitals, Inc.*                           34,306,800
   1,870,000     Province Healthcare Co.*                             32,070,500
--------------------------------------------------------------------------------
                                                                      66,377,300

--------------------------------------------------------------------------------

Medical - Nursing Homes (2.76%)
   3,300,000     Manor Care, Inc.*                                    74,184,000
--------------------------------------------------------------------------------

Medical/Dental - Supplies (2.04%)
   1,600,000     Invacare Corp.##                                     54,800,000
--------------------------------------------------------------------------------

Metal - Processing & Fabrication (2.63%)
   2,200,000     Kaydon Corp.##                                       44,088,000
   3,000,000     Maverick Tube Corp.*##                               26,610,000
--------------------------------------------------------------------------------
                                                                      70,698,000

--------------------------------------------------------------------------------

Office - Equipment & Automation (0.85%)
   3,000,000     InFocus Corp.*##                                     22,860,000
--------------------------------------------------------------------------------

Oil & Gas - Field Services (2.76%)
   9,400,000     Key Energy Services, Inc.*##                         74,072,000
--------------------------------------------------------------------------------

Oil & Gas - U.S.Exploration & Production (8.19%)
   1,750,000     Newfield Exploration Co.*                            58,782,500
   2,000,000     Noble Energy, Inc.                                   67,940,000
   1,300,000     Pogo Producing Co.                                   44,278,000
   1,500,000     Stone Energy Corp.*##                                48,750,000
--------------------------------------------------------------------------------
                                                                     219,750,500

--------------------------------------------------------------------------------

Paper & Paper Products (0.27%)
   1,024,990     Longview Fibre Co.##                                  7,113,431
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (0.62%)
   1,650,000     The Children's Place

                 Retail Stores, Inc.*##                               16,665,000
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (0.58%)
   1,350,000     Casey's General Stores, Inc.                         15,592,500
--------------------------------------------------------------------------------

Shoes & Related Apparel (2.21%)
   3,948,890     Wolverine World Wide, Inc.##                         59,233,350
--------------------------------------------------------------------------------

Telecommunications - Equipment (2.72%)
   3,300,000     C-COR.net Corp.*##                                   12,243,000
   4,500,000     Dycom Industries, Inc.*##                            41,220,000
   4,000,000     Remec, Inc.*##                                       13,640,000
   4,967,500     Stratex Networks, Inc.*##                             5,811,975
--------------------------------------------------------------------------------
                                                                      72,914,975

--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (88.24%) - CONTINUED
Transportation - Air Freight (0.66%)
   1,550,000     Airborne, Inc.                                      $17,577,000
--------------------------------------------------------------------------------

Transportation - Equipment Manufacturing (2.26%)
   3,000,000     Trinity Industries, Inc. ##                          49,380,000
   2,100,000     Wabash National Corp.*##                             11,361,000
--------------------------------------------------------------------------------
                                                                      60,741,000

--------------------------------------------------------------------------------

Transportation - Rail (0.81%)
   1,762,340     Kansas City Southern*                                21,853,016
--------------------------------------------------------------------------------

Transportation - Shipping (1.17%)
   1,100,000     Teekay Shipping Corp.                                31,350,000
--------------------------------------------------------------------------------

Transportation - Truck (2.67%)
   2,280,000     CNF Transportation, Inc.##                           71,569,200
--------------------------------------------------------------------------------
Total Common Stock

(Cost $2,824,213,614)                                              2,368,863,213
--------------------------------------------------------------------------------

U.S. Government Agency Obligations (3.73%)
$100,000,000     FHLB Discount Note;
                 1.83%, 10/01/02                                     100,000,000
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations

(Cost $100,000,000)                                                  100,000,000
--------------------------------------------------------------------------------

Repurchase Agreement (8.11%)
$217,823,000     State Street Repurchase Agreement,
                 1.88%, dated 9/30/02, due 10/1/02,
                 to be repurchased at $217,834,375#                  217,823,000
--------------------------------------------------------------------------------
Total Repurchase Agreement

(Cost $217,823,000)                                                  217,823,000
--------------------------------------------------------------------------------
Total Investments (Cost $3,142,036,614)(100.08%)                   2,686,686,213
Total Other Assets, Less Liabilities (-0.08%)                         (2,180,560)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                              $2,684,505,653
--------------------------------------------------------------------------------

*Non-income producing security
# - The repurchase agreement is fully collateralized by Sallie Mae and FHLB Agency Notes with values totaling $222,187,590.

FHLB - Federal Home Loan Bank.

REIT - Real Estate Investment Trust.

See notes to financial statements.

Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

================================================================================

SCHEDULE OF INVESTMENTS

## The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with affiliates for the year ended September 30, 2002.

                                                                                                    Change in
                                             Market Value       Purchases            Sales          Unrealized         Market Value
                                              9/30/2001          at Cost            at Cost        Appr./(Depr.)        9/30/2002
------------------------------------------------------------------------------------------------------------------------------------
A.O. Smith Corp.                           $    27,400,286   $    13,832,334                --    $    20,580,880    $    61,813,500
Advanced Digital Information Corp.              36,085,000        20,794,820                --        (30,479,820)        26,400,000
Alpharma, Inc.                                  48,960,000         8,105,500       (52,265,826)        (4,799,674)                --
Asyst Technologies, Inc.                        25,340,000         4,684,225        (9,253,420)        (4,462,805)        16,308,000
Beverly Enterprises, Inc.                               --        65,327,850       (65,327,850)                --                 --
Brandywine Realty Trust                         38,394,000                --                --          2,196,000         40,590,000
Briggs & Stratton Corp.                         65,541,000                --                --         13,293,000         78,834,000
Captaris, Inc.                                   5,016,000                --                --            501,600          5,517,600
C-COR.net Corp.                                 20,550,000        16,169,875       (12,833,054)       (11,643,821)        12,243,000
CNF Transportation, Inc.                        57,075,000         4,010,869       (10,886,773)        21,370,104         71,569,200
Computer Network Technology Corp.               29,456,000                --       (35,373,774)         5,917,774                 --
Covansys Corp.                                  18,709,106                --                --        (15,070,035)         3,639,071
Dollar Thrifty Automotive Group, Inc.           18,000,246                --       (33,378,980)        15,378,734                 --
Downey Financial Corp.                                  --        67,774,413       (13,612,758)        (4,358,045)        49,803,610
Dycom Industries, Inc.                          40,020,000        15,256,096                --        (14,056,096)        41,220,000
F.N.B. Corp.                                    27,457,500        17,422,149                --          3,454,851         48,334,500
Federal Signal Corp.                            26,460,000        26,768,685       (11,698,609)        (1,006,076)        40,524,000
Filenet Corp.                                   27,189,000        15,160,692        (5,838,832)        (3,390,860)        33,120,000
Fleetwood Enterprises, Inc.                     34,186,204                --       (37,478,151)         3,291,947                 --
Gables Residential Trust                        30,660,000        18,920,050                --         (5,508,550)        44,071,500
Greater Bay Bancorp                             51,194,000        13,689,665        (8,066,893)       (11,341,772)        45,475,000
Home Properties of New York, Inc.               56,952,000                --                --          1,548,000         58,500,000
Hyperion Solutions Corp.                        30,060,000                --       (34,038,262)         3,978,262                 --
InFocus Corp.                                   19,575,000        23,774,040                --        (20,489,040)        22,860,000
Informatica Corp.                                       --        34,477,811                --        (20,527,811)        13,950,000
Integrated Silicon Solutions, Inc.              19,757,000                --                --        (12,903,000)         6,854,000
Invacare Corp.                                          --        55,608,025                --           (808,025)        54,800,000
IPC Holdings Ltd.                               42,180,000                --        (8,121,293)         9,996,293         44,055,000
JDA Software Group, Inc.                        16,214,365                --       (13,100,118)        (3,114,247)                --
JDN Realty Corp.                                31,800,000                --                --          4,440,000         36,240,000
Joy Global, Inc.                                29,700,000        29,067,684                --        (27,227,684)        31,540,000
Kaydon Corp.                                    40,997,893         4,756,453                --         (1,666,346)        44,088,000
Key Energy Services, Inc.                       48,654,636        14,444,505                --         10,972,859         74,072,000
La-Z-Boy, Inc.                                  59,686,200         4,623,744       (16,451,612)        23,406,732         71,265,064
Longview Fibre Co.                              35,350,000                --       (32,336,423)         4,099,854          7,113,431
Maverick Tube Corp.                                     --        48,060,344                --        (21,450,344)        26,610,000
Micromuse, Inc.                                         --        45,070,985                --        (30,454,985)        14,616,000
Newpark Resources, Inc.                         26,304,952         2,052,529       (33,261,979)         4,904,498                 --
Newport Corp.                                   19,740,000        35,603,086                --        (19,247,086)        36,096,000
NMS Communications Corp.                         5,096,005                --       (27,124,783)        22,028,778                 --
Openwave Systems, Inc.                                  --        42,236,146                --        (36,656,146)         5,580,000
Pacific Sunwear of California, Inc.             31,422,050         6,256,386       (43,351,347)         5,672,911                 --
Progress Software Corp.                         29,970,077         7,367,769        (7,530,253)        (3,648,603)        26,158,990
Rayonier, Inc.                                  60,705,000                --       (21,639,900)         2,844,900         41,910,000
Remec, Inc.                                     27,755,000         3,486,921                --        (17,601,921)        13,640,000
Schulman (A.), Inc.                             22,550,000                --       (31,432,748)         8,882,748                 --
Seacoast Financial Services Corp.               29,740,000                --                --         10,400,000         40,140,000
SonicWall, Inc.                                         --        39,287,598                --        (25,262,598)        14,025,000
Spherion Corp.                                  25,200,000                --                --           (525,000)        24,675,000
Standard Pacific Corp.                          33,167,000         9,463,289        (2,607,360)         6,737,071         46,760,000
Stone Energy Corp.                              40,250,000         8,415,698                --             84,302         48,750,000
Stratex Networks, Inc.                          20,219,511         4,563,617                --        (18,971,153)         5,811,975
Tecumseh Products Co.                           54,636,000         4,483,871        (7,124,197)        (3,136,611)        48,859,063
The Children's Place Retail Stores, Inc.        17,930,000        19,793,108         2,518,003        (23,576,111)        16,665,000
The Manitowoc Co., Inc.                         55,752,000                --        (8,479,331)         7,427,331         54,700,000
Transaction Systems Architects, Inc.-
   Class A                                      16,328,000         4,002,887                --         (1,730,887)        18,600,000
Trinity Industries, Inc.                        62,785,000         2,085,393                --        (15,490,393)        49,380,000
Wabash National Corp.                           14,490,000                --                --         (3,129,000)        11,361,000
Watts Industries, Inc. - Class A                24,801,575                --       (21,652,257)        (3,149,318)                --
Webmethods, Inc.                                15,893,000        28,943,182        (9,477,606)       (16,038,576)        19,320,000
Wolverine World Wide, Inc.                      43,680,000        10,603,788                --          4,949,562         59,233,350
                                           ---------------                                                           ---------------
                                           $ 1,737,035,606                                                           $ 1,707,691,854
                                           ===============                                                           ===============

                                                  Dividend          Realized
                                                   Income          Gain/(Loss)
--------------------------------------------------------------------------------
A.O. Smith Corp.                              $     1,012,474                --
Advanced Digital Information Corp.                         --                --
Alpharma, Inc.                                        160,666       (19,075,939)
Asyst Technologies, Inc.                                   --          (209,090)
Beverly Enterprises, Inc.                                  --       (45,299,513)
Brandywine Realty Trust                             3,012,468                --
Briggs & Stratton Corp.                             2,667,000                --
Captaris, Inc.                                             --                --
C-COR.net Corp.                                            --         7,657,539
CNF Transportation, Inc.                              990,500         1,104,770
Computer Network Technology Corp.                          --        13,057,627
Covansys Corp.                                             --                --
Dollar Thrifty Automotive Group, Inc.                      --         3,801,900
Downey Financial Corp.                                468,122        (1,286,652)
Dycom Industries, Inc.                                     --                --
F.N.B. Corp.                                        1,186,290                --
Federal Signal Corp.                                1,552,500        (1,130,564)
Filenet Corp.                                              --           855,648
Fleetwood Enterprises, Inc.                           122,312       (10,130,185)
Gables Residential Trust                            2,772,211                --
Greater Bay Bancorp                                   815,500         1,771,807
Home Properties of New York, Inc.                   3,423,600                --
Hyperion Solutions Corp.                                   --         9,202,024
InFocus Corp.                                              --                --
Informatica Corp.                                          --                --
Integrated Silicon Solutions, Inc.                         --                --
Invacare Corp.                                         61,922                --
IPC Holdings Ltd.                                          --         1,040,795
JDA Software Group, Inc.                                   --         8,088,838
JDN Realty Corp.                                      949,920                --
Joy Global, Inc.                                           --                --
Kaydon Corp.                                        1,056,000                --
Key Energy Services, Inc.                                  --                --
La-Z-Boy, Inc.                                      1,322,400         6,964,165
Longview Fibre Co.                                    105,000        (8,922,253)
Maverick Tube Corp.                                        --                --
Micromuse, Inc.                                            --                --
Newpark Resources, Inc.                                    --       (15,183,944)
Newport Corp.                                              --                --
NMS Communications Corp.                                   --        (9,934,480)
Openwave Systems, Inc.                                     --                --
Pacific Sunwear of California, Inc.                        --        13,768,411
Progress Software Corp.                                    --          (713,095)
Rayonier, Inc.                                      1,926,000         4,220,484
Remec, Inc.                                                --                --
Schulman (A.), Inc.                                 1,041,912        12,213,637
Seacoast Financial Services Corp.                     800,000                --
SonicWall, Inc.                                            --                --
Spherion Corp.                                             --                --
Standard Pacific Corp.                                640,000           746,722
Stone Energy Corp.                                         --                --
Stratex Networks, Inc.                                     --                --
Tecumseh Products Co.                               1,642,506          (776,530)
The Children's Place Retail Stores, Inc.                   --           669,841
The Manitowoc Co., Inc.                               517,500         2,513,682
Transaction Systems Architects, Inc.-
   Class A                                                 --                --
Trinity Industries, Inc.                            1,398,000                --
Wabash National Corp.                                  21,000                --
Watts Industries, Inc. - Class A                      216,697         9,687,143
Webmethods, Inc.                                           --         9,964,823
Wolverine World Wide, Inc.                            685,100                --
                                              ---------------   ---------------
                                              $    30,567,600   $    (5,332,389)
                                              ===============   ===============

See notes to financial statements.


                        Berger Funds o September 30, 2002 Combined Annual Report

36

                             Ticker Symbol - Investor Shares               BVSCX
                                           - Institutional Shares          BVSIX
                                           - Service Shares                BVSSX
                             Fund Number   - Investor Shares                 918
                                           - Institutional Shares            919
BERGER SMALL CAP                           - Institutional Shares            920
VALUE FUND II                PORTFOLIO MANAGER COMMENTARY BAY ISLE FINANCIAL LLC
================================================================================

MARKET CONDITIONS

The Berger Small Cap Value Fund II's first six-months was truly dismal for stocks of any ilk. After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record. The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long--and as ugly--as 1929-32. The economy does not appear to be rebounding as quickly as investors had originally expected. This dire situation combined with lofty valuations of stocks has driven down the equity markets. Investors have given up on a 2002 recovery and now look with skepticism at prospects for a resurgence in 2003. Small-cap stocks declined 28.0% during the second and third quarters of the year according to Ibbotson Associates. Small-cap value stocks did not fare any better descending 23.0%, as measured by the Russell 2000 Value Index.(1) Since the beginning of the year small-cap value stocks have declined 15.6%, a performance that would be the second worst year for small-cap value stocks since Russell started tracking this group back in 1979. Large-cap stocks, international stocks and real estate investment trusts also declined, leaving investors no haven this year.

FUND PERFORMANCE

The Berger Small Cap Value Fund II (the "Fund") declined by 17.40% (Investor Shares), 17.40% (Institutional Shares) and 17.60% (Service Shares) since its inception on March 28, 2002, compared with a 22.96% decline posted by its benchmark, the Russell 2000 Value Index during that same period. A number of stocks in the information technology and industrial sectors disappointed us during this past quarter, but the fundamentals for most continue to be as expected.

The Fund continues to have a significant overweight in financials. The two largest industry representations within financials are banks and real estate investment trusts (REITs). The performance of these two segments of the portfolio was largely responsible for the Fund's performance this period. Most of the Fund's bank holdings, including WSFS Financial Corp., The First of Long Island and BancFirst Corp., are relatively solid community-based banks with sound balance sheets, which have not come under too much stress during the recent economic downturn. Somewhat surprisingly, credit quality has held up reasonably well. REITs also held up better than the benchmark, we believe in part as a result of their stable earnings stream and high dividend yield. However, the weighting in this sector exceeded our upper limit several times during the quarter, forcing us to sell or reduce several positions.

The performance of our information technology stocks was very disappointing. A number of companies announced that their businesses were not performing as well as investors had hoped, including telecommunications companies Riverstone Networks and Optical Communications Products. Riverstone, a networking equipment manufacturer, has suffered from the spending decline in this arena. Despite an abundance of cash on its balance sheet, Optical suffered alongside its telecommunications competitors.We were also disappointed by middleware software designer IONA Technologies.U.S.businesses appear to have postponed non-vital spending on information technology until the economy recovers. Our patience is wearing thin with this stock, however, and it may be replaced during the calendar fourth quarter.

Our holdings in the consumer discretionary sector also turned in a lackluster third quarter. Investors are increasingly skeptical that U.S. consumers can keep spending at the high pace seen in recent quarters.This would likely hurt sales of retail stores and of companies selling big-ticket items such as automobiles and appliances.

Within the healthcare sector, we were disappointed by AMERIGROUP Corp., which offers managed healthcare services to the Medicaid market. Medical services price inflation is not just a problem for individuals and corporations, but also for the states. The individual states are starting to outsource Medicaid services, a trend clearly benefiting AMERIGROUP.

OUTLOOK

The economy is not growing as quickly as was expected just a few months ago. Spending by consumers, which comprises two-thirds of the country's GDP, has been responsible for keeping us out of a prolonged recession. However, consumers may cut their spending as they are frightened by further declines in the stock market and higher unemployment. Meanwhile corporations have continued to curtail capital spending because of overcapacity and a desire to conserve their cash flow. Economists now expect only flat to modest growth for corporate capital spending in 2003. We expect the U.S. economy to grow modestly in 2003 after a meager increase in 2001 and a lackluster increase forecasted for 2002. The stock market is still trying to come to terms with the largest financial bubble in U.S. history, and those excesses are not easily erased. We are finding what appear to be good opportunities among small-cap stocks following the significant market declines this year. Many opportunities arise because we don't believe the market is perfectly efficient. We believe the economy will generate modest growth in the coming years, but the valuations seen in the equity markets might not yet reflect these moderate growth trends of the future.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER SMALL CAP VALUE FUND II -
INVESTOR SHARES - GROWTH OF $10,000

                                    [GRAPH]

                                            9/30/02
Berger Small Cap Value Fund II -
Investor Shares                             $ 8,260

Russell 2000 Value Index                    $ 7,704

TOTAL RETURN AS OF SEPTEMBER 30,2002

Life of Fund (3/28/02)          (17.40)%

--------------------------------------------------------------------------------

BERGER SMALL CAP VALUE FUND II -
INSTITUTIONAL SHARES - GROWTH OF $250,000

                                    [GRAPH]

                                            9/30/02
Berger Small Cap Value Fund II -
Institutional Shares                        $206,500

Russell 2000 Value Index                    $192,602

TOTAL RETURN AS OF SEPTEMBER 30, 2002

Life of Fund (3/28/02)          (17.40)%


                        Berger Funds o September 30, 2002 Combined Annual Report

38


PERFORMANCE OVERVIEW
================================================================================

BERGER SMALL CAP VALUE FUND II -
SERVICE SHARES - GROWTH OF $10,000

                                    [GRAPH]

                                            9/30/02
Berger Small Cap Value Fund II -
Service Shares                              $ 8,240

Russell 2000 Value Index                    $ 7,704

TOTAL RETURN AS OF SEPTEMBER 30, 2002

Life of Fund (3/28/02)            (17.60)%

(1) Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Returns for periods less than one year are not annualized. Investments in small-company stocks may involve greater risks, including price volatility, and rewards than investments in larger companies. Please visit our web site at www.berger.com for more current performance information.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

BERGER SMALL CAP
VALUE FUND II
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Common Stock (96.70%)
Agricultural Operations (1.92%)
          7,346        Delta and Pine Land Co.                          $137,664
--------------------------------------------------------------------------------

Banks - Midwest (4.59%)
          3,663        1st Source Corp.                                   51,612
          2,997        First Defiance Financial Corp.                     51,458
          1,963        First Financial Corp.                              95,107
          1,971        Peoples Bancorp., Inc.                             50,655
          2,050        UMB Financial Corp.                                80,032
--------------------------------------------------------------------------------
                                                                         328,864
--------------------------------------------------------------------------------

Banks - Northeast (9.69%)
          3,733        Camden National Corp.                              97,058
          3,411        CCBT Financial Companies, Inc.                     89,266
          2,849        Community Bank System, Inc.                        84,416
          7,107        First Commonwealth Financial Corp.                 88,056
          2,866        Omega Financial Corp.                              96,728
          4,401        The First of Long Island Corp.                    146,333
          4,656        Washington Trust Bancorp., Inc.                    91,909
--------------------------------------------------------------------------------
                                                                         693,766
--------------------------------------------------------------------------------

Banks - Southeast (5.35%)
          2,230        BancorpSouth, Inc.                                 43,931
          4,783        Bank of Granite Corp.                              86,094
            887        First Citizens BancShares, Inc. -
                       Class A                                            93,135
          4,302        Simmons First National Corp. -
                       Class A                                           159,948
--------------------------------------------------------------------------------
                                                                         383,108
--------------------------------------------------------------------------------

Banks - West/Southwest (4.11%)
          2,261        BancFirst Corp.                                   111,286
          4,387        Nara Bancorp., Inc.                                75,764
          4,242        TriCo Bancshares                                  107,323
--------------------------------------------------------------------------------
                                                                         294,373
--------------------------------------------------------------------------------

Building - Air Conditioning & Heating Products (1.04%)
          1,776        Tecumseh Products Co. - Class A                    74,521
--------------------------------------------------------------------------------

Building - Construction Products/Miscellaneous (1.21%)
          2,439        The Genlyte Group, Inc.*                           86,633
--------------------------------------------------------------------------------

Chemicals - Basic (1.01%)
          6,832        Symyx Technologies, Inc.*                          72,214
--------------------------------------------------------------------------------

Chemicals - Specialty (1.47%)
          5,021        Cabot Corp.                                       105,441
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (1.75%)
         10,295        Information Resources, Inc.*                       38,195
         22,390        Zomax, Inc.*                                       87,321
--------------------------------------------------------------------------------
                                                                         125,516
--------------------------------------------------------------------------------

Commercial Services - Printing (1.23%)
          8,816        Bowne & Co., Inc.                                  88,160
--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Common Stock (96.70%) - continued
Commercial Services - Staffing (1.16%)
         11,802        Spherion Corp.*                                  $ 83,204
--------------------------------------------------------------------------------

Computer - Integrated Systems (1.33%)
          2,817        Kronos, Inc.*                                      69,383
          7,967        Wind River Systems, Inc.*                          25,654
--------------------------------------------------------------------------------
                                                                          95,037
--------------------------------------------------------------------------------

Computer - Networking (0.48%)
          5,627        Extreme Networks, Inc.*                            23,690
         20,545        Riverstone Networks, Inc.*                         10,478
--------------------------------------------------------------------------------
                                                                          34,168
--------------------------------------------------------------------------------

Computer - Services (0.82%)
          4,632        American Management Systems, Inc.*                 58,965
--------------------------------------------------------------------------------

Computer Software - Enterprise (2.95%)
         10,921        IONA Technologies PLC - ADR*                       22,768
         11,844        Lightbridge, Inc.*                                 79,237
          9,423        Sybase, Inc.*                                     109,495
--------------------------------------------------------------------------------
                                                                         211,500
--------------------------------------------------------------------------------

Electrical - Control Instruments (0.82%)
          4,372        CIRCOR International, Inc.                         58,585
--------------------------------------------------------------------------------

Electronics - Miscellaneous Components (0.61%)
          5,073        KEMET Corp.*                                       43,374
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (0.24%)
          1,857        Plexus Corp.*                                      17,177
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.50%)
          6,939        Semitool, Inc.*                                    35,736
--------------------------------------------------------------------------------

Fiber Optic Components (0.58%)
         54,167        Optical Communication Products, Inc.*              41,709
--------------------------------------------------------------------------------

Finance - Index Tracking Fund (2.77%)
          1,857        iShares Russell 2000 Value Index Fund             198,513
--------------------------------------------------------------------------------

Finance - REIT (8.04%)
          1,931        Alexandria Real Estate Equities, Inc.              82,029
          1,343        CarrAmerica Realty Corp.                           33,803
          2,161        Chateau Communities, Inc.                          57,072
          3,120        Cousins Properties, Inc.                           71,760
            200        Health Care Property Investors, Inc.                8,520
            931        Home Properties of New York, Inc.                  30,258
          3,580        IRT Property Co.                                   42,065
          5,489        LTC Properties, Inc.                               44,571
          2,598        Manufactured Home Communities, Inc.                82,824
          2,249        National Health Investors, Inc.                    34,297
          1,839        Shurgard Storage Centers, Inc. -
                       Class A                                            58,149
          2,132        Taubman Centers, Inc.                              30,338
--------------------------------------------------------------------------------
                                                                         575,686
--------------------------------------------------------------------------------


                        Berger Funds o September 30, 2002 Combined Annual Report

40

BERGER SMALL CAP VALUE FUND II
================================================================================

SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.70%) - CONTINUED
Finance - Savings & Loan (6.99%)
          3,378        FirstFed Financial Corp.*              $           86,984
          3,569        Parkvale Financial Corp.                           84,050
          6,519        Provident Financial Holdings, Inc.                153,196
          6,298        WSFS Financial Corp.                              176,344
--------------------------------------------------------------------------------
                                                                         500,574
--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (1.65%)
          7,273        Ohio Casualty Corp.*                              118,404
--------------------------------------------------------------------------------

Leisure - Toys/Games/Hobby (1.58%)
          6,936        Racing Champions Ertl Corp.*                      113,334
--------------------------------------------------------------------------------

Media - Cable/Satellite TV (1.71%)
          7,215        Applied Industrial Technologies, Inc.             122,294
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (2.42%)
          5,154        AMERIGROUP Corp.*                                 172,917
--------------------------------------------------------------------------------

Medical - Systems/Equipment (1.07%)
          2,817        Datascope Corp.                                    76,228
--------------------------------------------------------------------------------

Medical/Dental - Supplies (1.31%)
          1,779        The Cooper Companies, Inc.                         93,398
--------------------------------------------------------------------------------

Metal - Processing & Fabrication (0.69%)
          5,600        Maverick Tube Corp.*                               49,672
--------------------------------------------------------------------------------

Office - Equipment & Automation (1.11%)
          3,121        HON INDUSTRIES, Inc.                               79,429
--------------------------------------------------------------------------------

Oil & Gas - Drilling (0.84%)
          2,045        Atwood Oceanics, Inc.*                             59,816
--------------------------------------------------------------------------------

Oil & Gas - Field Services (0.91%)
          3,218        TETRA Technologies, Inc.*                          64,843
--------------------------------------------------------------------------------

Oil & Gas - Transport/Pipeline (1.76%)
          1,379        El Paso Energy Partners, L.P.                      40,791
          1,430        TEPPCO Partners, L.P.                              41,756
          1,335        Williams Energy Partners, L.P.                     43,387
--------------------------------------------------------------------------------
                                                                         125,934
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (2.20%)
          3,276        Group 1 Automotive, Inc.*                          73,219
          5,625        Movie Gallery, Inc.*                               84,431
--------------------------------------------------------------------------------
                                                                         157,650
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (3.22%)
          8,214        Ruddick Corp.                                     124,771
          3,152        Weis Markets, Inc.                                105,529
--------------------------------------------------------------------------------
                                                                         230,300
--------------------------------------------------------------------------------

Retail/Wholesale - Jewelry (1.01%)
          2,407        Zale Corp.*                                        72,595
--------------------------------------------------------------------------------

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (96.70%) - CONTINUED
Retail/Wholesale - Office Supplies (1.30%)
          3,533        United Stationers, Inc.*               $           92,918
--------------------------------------------------------------------------------

Shoes & Related Apparel (0.61%)
          7,686        Vans, Inc.*                                        43,733
--------------------------------------------------------------------------------

Steel - Specialty Alloys (1.61%)
         10,970        RTI International Metals, Inc.*                   115,185
--------------------------------------------------------------------------------

Telecommunications - Equipment (1.40%)
          2,961        Dycom Industries, Inc.*                            27,123
          5,829        Scientific-Atlanta, Inc.                           72,921
--------------------------------------------------------------------------------
                                                                         100,044
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (2.09%)
         14,497        Boston Communications Group, Inc.*                149,609
--------------------------------------------------------------------------------

Textile - Apparel Manufacturing (2.54%)
          9,559        Nautica Enterprises, Inc.*                         99,413
          8,805        Tommy Hilfiger Corp.*                              82,327
--------------------------------------------------------------------------------
                                                                         181,740
--------------------------------------------------------------------------------

Tobacco (1.09%)
          2,218        Universal Corp.                                    77,785
--------------------------------------------------------------------------------

Trucks & Parts - Heavy Duty (0.71%)
          5,196        Stewart & Stevenson Services, Inc.                 50,817
--------------------------------------------------------------------------------

Utility - Gas Distribution (1.20%)
          1,926        Atmos Energy Corp.                                 41,409
          1,263        Piedmont Natural Gas Co., Inc.                     44,799
--------------------------------------------------------------------------------
                                                                          86,208
--------------------------------------------------------------------------------

Utility - Water Supply (2.01%)
          5,482        American States Water Co.                         143,738
--------------------------------------------------------------------------------
Total Common Stock
(Cost $8,278,273)                                                      6,923,079
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (5.13%)
 $367,000               State Street Repurchase Agreement,
                        1.88%, dated 9/30/02, due 10/1/02,
                        to be repurchased at $367,019#                   367,000
--------------------------------------------------------------------------------
Total Repurchase Agreement (Cost $367,000)                               367,000
--------------------------------------------------------------------------------
Total Investments (Cost $8,645,273) (101.83%)                          7,290,079
Total Other Assets, Less Liabilities (-1.83%)                           (130,799)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                          $        7,159,280
--------------------------------------------------------------------------------

* Non-income producing security
# - The repurchase agreement is fully collateralized by FHLB Agency Note with a value of $378,308.
ADR - American Depositary Receipt.
FHLB - Federal Home Loan Bank.
PLC - Public Limited Company.
REIT - Real Estate Investment Trust.

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds


                               Ticker Symbol -   Investor Shares           BEMVX
                                             -   Institutional Shares      BEMIX
                               Fund Number   -   Investor Shares             216
                                             -   Institutional Shares       1963
                               PORTFOLIO MANAGER COMMENTARY    THOMAS M. PERKINS
BERGER MID CAP                                                 ROBERT H. PERKINS
VALUE FUND                                                     JEFFREY KAUTZ,CFA
================================================================================

MARKET CONDITIONS

The market's performance in the most recent six months was the inverse image of the previous six month's rally. Most of the major averages were down in each of the past six months, with the decline accelerating and broadening as the period drew to a close. The reasons continue to be a slow economic recovery, weak pricing power leading to disappointing earnings, suspect business practices and geopolitical turmoil. This has led to the highest level of redemption activity from equity mutual funds in recent years. In our view, stock valuations have become more reasonable, setting the stage for short-term rallies. However, the intermediate term is still clouded by the uncertainty created by the aforementioned factors and the fact that stock valuations still are not unusually low.

FUND PERFORMANCE

The Berger Mid Cap Value Fund (the "Fund") was down 1.96% (Investor Shares); and 1.89% (Institutional Shares) for the year ended September 30, 2002, compared with a 5.46% decline in its benchmark, the Russell Midcap Value Index.(1) Reflective of the poor market environment, all sectors were down in the last six months. The Fund's over-weighting in technology--which suffered more than any other area--particularly hurt performance in calendar year 2002.

The Fund's largest sector weighting since its inception has been, and remains, financials. This area generally outperformed over the past six months as real estate investment trusts (REITs) and insurance stocks declined less than the market. In the second calendar quarter, we used price strength to reduce the Fund's insurance holdings and took gains in The St. Paul Companies, Mercury General and Travelers. In the third calendar quarter, financials were hit hard, and we reinitiated positions in Everest Reinsurance and Liberty Properties, which we had sold in 2001 at higher prices, and bought Mercantile Bancshares.

The Fund's overweight in energy also contributed to its relative outperformance as oil prices moved higher, we believe in response to the threat of war in the Middle East. Although we recognize that oil prices are vulnerable, we continue to like the long-term prospects for natural gas, safe energy assets and beneficiaries of pent-up demand for new drilling prospects.

Technology stocks had been the Fund's best performers each year until 2002. We increased the Fund's exposure in this area in late 2001 after the stocks had, in general, declined more than 50 percent, despite having strong balance sheets and what we consider good long-term prospects. Although we were expecting soft technology spending this year, it has been much weaker than we (and many other investors) had anticipated. Thus the performance of the Fund's holdings has been very disappointing. Although we are overweighted relative to value indexes, the Fund's technology weighting is at the low end of its historic range, primarily because of the price depreciation of most of the holdings.

We have done some repositioning and taken short-term losses by eliminating eight of the Fund's technology holdings. We have taken the opportunity to increase the Fund's investments in what we believe are well-positioned technology stocks that have been especially weak, including Fairchild, Vishay, Filenet and Micromuse. Although the timing is uncertain, we believe that technology is a cyclical growth business and that the current long-term risk/reward relationship of these stocks is compelling. It is interesting to note that in recent index rebalancing, technology weightings in the value component increased. Just as irrational exuberance led to excessive valuations in the late 1990s, we believe current market pessimism seems to have created some unusual bargains.

The consumer sector was also down sharply this period. Earnings shortfalls and investor concerns about consumer spending weighed heavily on the group. Particularly hard-hit were American Eagle Outfitters and Toys R US. The Fund continues to be underweighted in this sector, but we did initiate new positions in Furniture Brands International, SUPERVALU (after they had declined significantly) and also Foot Locker. These are all strong franchises that, by our estimates, are selling at less than 10 times 2003 earnings.

OUTLOOK

We reduced the Fund's cash level at the end of the quarter as stocks appeared to be in a mini free fall. However, as has been the case for more than a year, we are somewhat cautious in terms of the Fund's positioning. The economic recovery has been fueled by the consumer, and the sustainability of that strength is questionable. Thus a strong rebound in earnings is unlikely. The uncertainty regarding terrorism and geopolitics remains high. Although we have probably passed the peak of corporate governance and accounting surprises, more are likely to come. Furthermore, the trend in equity mutual fund redemptions is worrisome as an indication that investors are still overweighted in equities. In summary, this is the most difficult environment for stocks that we have faced since the 1970s. However, even during that period with much higher interest rates, there were money-making opportunities for disciplined value investors.


                        Berger Funds o September 30, 2002 Combined Annual Report

42


PERFORMANCE OVERVIEW
================================================================================

BERGER MID CAP VALUE FUND - INVESTOR SHARES - GROWTH OF $10,000

                                    [GRAPH]

                                                       9/30/02
Berger Mid Cap Value Fund - Investor Shares            $17,251

Russell Midcap Value Index                             $10,886

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

One Year                                (1.96)%
Life of Fund (8/12/98)                  14.08%

--------------------------------------------------------------------------------

BERGER MID CAP VALUE FUND - INSTITUTIONAL SHARES - GROWTH OF $250,000

                                    [GRAPH]

                                                      9/30/02
Berger Mid Cap Value Fund - Institutional Shares      $431,598

Russell Midcap Value Index                            $272,139

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

One Year                                (1.89)%
Life of Fund (8/12/98)                  14.10%


(1) Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate,and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Due to market volatility, the Fund's current performance may be lower than the figures shown. Performance data for Institutional Shares include periods prior to the adoption of class designations on May 17, 2002. Please visit our web site at www.berger.com for more current performance information.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

BERGER MID CAP
VALUE FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (84.48%)
Auto/Truck - Original Equipment (2.15%)
     470,000     Autoliv, Inc.                                      $  9,907,600
     165,000     Magna International, Inc. - Class A                   9,302,700
--------------------------------------------------------------------------------
                                                                      19,210,300
--------------------------------------------------------------------------------

Banks - Northeast (2.25%)
     330,000     Mercantile Bankshares Corp.                          12,596,100
     260,000     Wilmington Trust Corp.                                7,519,200
--------------------------------------------------------------------------------
                                                                      20,115,300
--------------------------------------------------------------------------------

Banks - Southeast (0.86%)
     260,000     Compass Bancshares, Inc.                              7,703,800
--------------------------------------------------------------------------------

Banks - Super Regional (1.60%)
      95,000     Northern Trust Corp.                                  3,581,500
     440,000     SouthTrust Corp.                                     10,670,000
--------------------------------------------------------------------------------
                                                                      14,251,500
--------------------------------------------------------------------------------

Banks - West/Southwest (0.69%)
     340,000     Greater Bay Bancorp.                                  6,184,600
--------------------------------------------------------------------------------

Building - Air Conditioning & Heating Products (0.96%)
     204,720     Tecumseh Products Co. - Class A                       8,590,051
--------------------------------------------------------------------------------

Building - Hand Tools (0.62%)
     240,000     Snap-On, Inc.                                         5,515,200
--------------------------------------------------------------------------------

Building - Heavy Construction (1.23%)
     450,000     Fluor Corp.                                          10,998,000
--------------------------------------------------------------------------------

Building - Residential/Commercial (1.85%)
     210,000     Pulte Homes, Inc.                                     8,952,300
     325,000     Standard Pacific Corp.                                7,598,500
--------------------------------------------------------------------------------
                                                                      16,550,800
--------------------------------------------------------------------------------

Building Products - Wood (0.42%)
      90,000     Rayonier, Inc.                                        3,771,900
--------------------------------------------------------------------------------

Chemicals - Specialty (0.86%)
     830,000     Hercules, Inc.*                                       7,644,300
--------------------------------------------------------------------------------

Commercial Services - Staffing (0.28%)
     358,000     Spherion Corp.*                                       2,523,900
--------------------------------------------------------------------------------

Computer - Graphics (0.60%)
     420,000     Autodesk, Inc.                                        5,321,400
--------------------------------------------------------------------------------

Computer - Integrated Systems (0.81%)
     220,000     Diebold, Inc.                                         7,242,400
--------------------------------------------------------------------------------

Computer - Memory Devices (0.99%)
     880,000     Adaptec, Inc.*                                        3,880,800
   1,040,000     Advanced Digital Information Corp.*                   4,992,000
--------------------------------------------------------------------------------
                                                                       8,872,800
--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (84.48%) - CONTINUED
Computer Software - Enterprise (1.09%)
     900,000     Informatica Corp.*                                 $  2,790,000
   1,400,000     IONA Technologies PLC - ADR*                          2,918,720
   1,603,000     Micromuse, Inc.*                                      4,039,560
--------------------------------------------------------------------------------
                                                                       9,748,280
--------------------------------------------------------------------------------

Diversified Operations (0.66%)
     215,000     The Manitowoc Co., Inc.                               5,880,250
--------------------------------------------------------------------------------

Electronics - Measuring Instruments (0.95%)
     325,000     Mettler Toledo International, Inc.*                   8,450,000
--------------------------------------------------------------------------------

Electronics - Miscellaneous Components (0.44%)
     450,000     Vishay Intertechnology, Inc.*                         3,960,000
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (0.91%)
     395,000     Newport Corp.*                                        4,455,600
     150,000     Waters Corp.*                                         3,637,500
--------------------------------------------------------------------------------
                                                                       8,093,100
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.47%)
     700,000     Asyst Technologies, Inc.*                             4,228,000
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (0.90%)
     520,000     Fairchild Semiconductor Corp. - Class A*              4,924,400
     785,000     Silicon Storage Technology, Inc.*                     3,069,350
--------------------------------------------------------------------------------
                                                                       7,993,750
--------------------------------------------------------------------------------

Finance - Investment Brokers (1.94%)
     125,000     Edwards (A.G.), Inc.                                  3,997,500
     250,000     Legg Mason, Inc.                                     10,640,000
     100,000     Raymond James Financial, Inc.                         2,707,000
--------------------------------------------------------------------------------
                                                                      17,344,500
--------------------------------------------------------------------------------

Finance - Investment Management (2.13%)
     285,000     Franklin Resources, Inc.                              8,863,500
     575,000     Waddell & Reed Financial, Inc. - Class A             10,154,500
--------------------------------------------------------------------------------
                                                                      19,018,000
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (0.90%)
     170,000     Countrywide Credit Industries, Inc.                   8,015,500
--------------------------------------------------------------------------------

Finance - REIT (7.56%)
     510,000     Archstone-Smith Trust                                12,178,800
     175,000     Avalonbay Communities, Inc.                           7,315,000
     355,000     Equity Residential                                    8,498,700
     265,000     Home Properties of New York, Inc.                     8,612,500
     420,000     Liberty Property Trust                               13,020,000
     220,000     Mack-Cali Realty Corp.                                7,068,600
     275,000     Vornado Realty Trust                                 10,848,750
--------------------------------------------------------------------------------
                                                                      67,542,350
--------------------------------------------------------------------------------


                        Berger Funds o September 30, 2002 Combined Annual Report

44


BERGER MID CAP
VALUE FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (84.48%) - CONTINUED
Finance - Savings & Loan (1.77%)
     170,000     Astoria Financial Corp.                            $  4,148,000
     145,200     Downey Financial Corp.                                4,973,100
     200,000     Webster Financial Corp.                               6,716,000
--------------------------------------------------------------------------------
                                                                      15,837,100
--------------------------------------------------------------------------------

Household/Office Furniture (1.96%)
     450,000     Furniture Brands International, Inc.*                10,327,500
     310,000     La-Z-Boy, Inc.                                        7,192,000
--------------------------------------------------------------------------------
                                                                      17,519,500
--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (5.36%)
     350,000     Cincinnati Financial Corp.                           12,453,000
     220,000     Everest Re Group Ltd.                                12,069,200
     360,000     IPC Holdings Ltd.*                                   10,573,200
     450,000     Old Republic International Corp.                     12,771,000
--------------------------------------------------------------------------------
                                                                      47,866,400
--------------------------------------------------------------------------------

Internet - Security/Solutions (0.34%)
   1,100,000     SonicWall, Inc.*                                      3,025,000
--------------------------------------------------------------------------------

Internet - Software (1.43%)
     790,000     Filenet Corp.*                                        8,176,500
     810,000     Openwave Systems, Inc.*                                 502,200
     850,000     Webmethods, Inc.*                                     4,105,500
--------------------------------------------------------------------------------
                                                                      12,784,200
--------------------------------------------------------------------------------

Leisure - Hotels & Motels (1.15%)
     430,000     Fairmont Hotels & Resorts, Inc.                      10,234,000
--------------------------------------------------------------------------------

Leisure - Products (0.78%)
     330,000     Brunswick Corp.                                       6,943,200
--------------------------------------------------------------------------------

Leisure Services (1.21%)
     150,000     Carnival Corp.                                        3,765,000
     650,000     Cendant Corp.*                                        6,994,000
--------------------------------------------------------------------------------
                                                                      10,759,000
--------------------------------------------------------------------------------

Machinery - Construction/Mining (0.51%)
     544,500     Joy Global, Inc.*                                     4,519,350
--------------------------------------------------------------------------------

Machinery - General Industrial (0.65%)
     155,000     Briggs & Stratton Corp.                               5,818,700
--------------------------------------------------------------------------------

Media - Periodicals (1.14%)
     650,000     The Readers Digest Association, Inc. -
                 Class A                                              10,172,500
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (0.83%)
     600,000     Humana, Inc.*                                         7,440,000
--------------------------------------------------------------------------------

Medical - Hospitals (1.94%)
     225,000     Lifepoint Hospitals, Inc.*                            7,017,300
     600,000     Province Healthcare Co.*                             10,290,000
--------------------------------------------------------------------------------
                                                                      17,307,300
--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------

COMMON STOCK (84.48%) - CONTINUED
Medical - Nursing Homes (1.18%)
     470,000     Manor Care, Inc.*                                  $ 10,565,600
--------------------------------------------------------------------------------

Medical/Dental - Services (1.25%)
     530,000     Omnicare, Inc.                                       11,193,600
--------------------------------------------------------------------------------

Medical/Dental - Supplies (0.90%)
     235,000     Invacare Corp.                                        8,048,750
--------------------------------------------------------------------------------

Metal - Processing & Fabrication (0.62%)
     620,000     Maverick Tube Corp.*                                  5,499,400
--------------------------------------------------------------------------------

Office - Equipment & Automation (0.40%)
     473,800     InFocus Corp.*                                        3,610,356
--------------------------------------------------------------------------------

Oil & Gas - Drilling (2.18%)
     300,000     Helmerich & Payne, Inc.                              10,269,000
     305,000     Precision Drilling Corp.*                             9,180,500
--------------------------------------------------------------------------------
                                                                      19,449,500
--------------------------------------------------------------------------------

Oil & Gas - Field Services (1.02%)
   1,150,000     Key Energy Services, Inc.*                            9,062,000
--------------------------------------------------------------------------------

Oil & Gas - International Exploration & Production (1.56%)
     320,000     Kerr-McGee Corp.                                     13,900,800
--------------------------------------------------------------------------------

Oil & Gas - International Integrated (0.78%)
      85,000     Murphy Oil Corp.                                      6,975,950
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (7.24%)
     315,000     Burlington Resources, Inc.                           12,083,400
      90,000     Devon Energy Corp.                                    4,342,500
     255,000     EOG Resources, Inc.                                   9,169,800
     355,000     Newfield Exploration Co.*                            11,924,450
     360,000     Noble Energy, Inc.                                   12,229,200
     450,000     Ocean Energy, Inc.                                    8,977,500
     175,000     Pogo Producing Co.                                    5,960,500
--------------------------------------------------------------------------------
                                                                      64,687,350
--------------------------------------------------------------------------------

Paper & Paper Products (0.80%)
     315,000     Boise Cascade Corp.                                   7,182,000
--------------------------------------------------------------------------------

Pollution Control - Services (1.20%)
     570,000     Republic Services, Inc.*                             10,716,000
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (2.57%)
     330,000     American Eagle Outfitters, Inc.*                      3,979,800
     950,000     Foot Locker, Inc.*                                    9,490,500
     340,000     Talbots, Inc.                                         9,520,000
--------------------------------------------------------------------------------
                                                                      22,990,300
--------------------------------------------------------------------------------

Retail - Department Stores (0.63%)
     190,000     Federated Department Stores, Inc.*                    5,593,600
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (0.72%)
     630,000     Toys R US, Inc.*                                      6,413,400
--------------------------------------------------------------------------------


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (84.48%) - CONTINUED
Retail/Wholesale - Auto Parts (1.12%)
     350,000     O'Reilly Automotive, Inc.*                         $ 10,017,000
--------------------------------------------------------------------------------

Retail/Wholesale - Food (0.63%)
     350,000     SUPERVALU, INC.                                       5,652,500
--------------------------------------------------------------------------------

Shoes & Related Apparel (0.67%)
     400,000     Wolverine World Wide, Inc.                            6,000,000
--------------------------------------------------------------------------------

Telecommunications - Equipment (1.89%)
     570,000     C-COR.net Corp.*                                      2,114,700
     635,000     Comverse Technology, Inc.*                            4,438,650
     650,000     Dycom Industries,Inc.*                                5,954,000
     665,000     Remec,Inc.*                                           2,267,650
   1,800,000     Stratex Networks,Inc.*                                2,106,000
--------------------------------------------------------------------------------
                                                                      16,881,000
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (0.42%)
      75,000     Telephone & Data Systems, Inc.                        3,783,750
--------------------------------------------------------------------------------

Transportation - Air Freight (0.76%)
     600,000     Airborne,Inc.                                         6,804,000
--------------------------------------------------------------------------------

Transportation - Equipment Manufacturing (0.70%)
     380,000     Trinity Industries, Inc.                              6,254,800
--------------------------------------------------------------------------------

Transportation - Shipping (1.12%)
     350,000     Teekay Shipping Corp.                                 9,975,000
--------------------------------------------------------------------------------

Transportation - Truck (0.93%)
     265,000     CNF Transportation, Inc.                              8,318,350
--------------------------------------------------------------------------------

Total Common Stock
(Cost $912,206,288)                                                  754,571,237
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (5.60%)
 $50,000,000     FHLB Discount Note;
                 1.83%, 10/01/02                                      50,000,000
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $50,000,000)                                                    50,000,000
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (9.91%)
 $88,526,000     State Street Repurchase Agreement,
                 1.88%, dated 9/30/02, due 10/1/02,
                 to be repurchased at $88,530,623#                    88,526,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $88,526,000)                                                    88,526,000
--------------------------------------------------------------------------------
Total Investments (Cost $1,050,732,288) (99.99%)                     893,097,237
Total Other Assets, Less Liabilities (0.01%)                             104,104
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $893,201,341
--------------------------------------------------------------------------------

* Non-income producing security
# - The repurchase agreement is fully collateralized by Freddie Mac and FHLB Agency Notes with values totaling $90,298,050.
ADR - American Depositary Receipt.
FHLB - Federal Home Loan Bank.
PLC - Public Limited Company.
REIT - Real Estate Investment Trust.

See notes to financial statements.


                        Berger Funds o September 30, 2002 Combined Annual Report

46


                            Ticker Symbol - Investor Shares                BLCVX
                                          - Institutional Shares           BBLVX
                            Fund Number   - Investor Shares                  217
BERGER LARGE CAP                          - Institutional Shares             917
VALUE FUND                  PORTFOLIO MANAGER COMMENTARY  BAY ISLE FINANCIAL LLC
================================================================================

MARKET CONDITIONS

The economy does not appear to be snapping back as quickly as investors had originally expected. This malaise has driven down the equity markets. Investors appear to have given up on a 2002 recovery and are now looking at prospects for resurgence in 2003 with skepticism. However, we believe the slide in the market has unveiled some interesting investment opportunities. Many companies that were once untouchable because of lofty stock valuations have declined below what we believe these companies are worth today. We also believe that many of these securities are trading at levels that reflect their businesses' worst-case scenarios. A number of stocks, especially in the consumer staples industry, have lofty valuations because they are considered safe havens. We strive to choose companies that generate good cash flow returns on investment and have less sensitivity to volatile economic factors. However, we attempt to avoid exposure to the downside price risk that many safe-haven stocks feature today. As the economy improves, we expect many of these stocks to underperform while the undervalued companies with good business prospects should rise to more appropriate values.

FUND PERFORMANCE

The Berger Large Cap Value Fund (the "Fund") declined in value by 20.59% (Investor Shares); and 20.17% (Institutional Shares) during the fiscal year, compared with a 16.95% decline posted by its benchmark, the Russell 1000 Value Index.(1) The Fund returned a disappointing performance this year primarily because of its underweighting in the consumer staples and exposure to certain financial companies.

In particular, we were disappointed with the performance of The St. Paul Companies. St. Paul was hit hard this year with issues surrounding asbestos liability, and we sold the position. Although we believe strongly in CEO Jay Fishman and his ability to leverage St. Paul's strengths and drive profitability higher, the unknown liabilities give us pause.

The consumer sector posted mixed results this period. We were disappointed with the performance of AOL Time Warner. AOL experienced slower growth in new online subscribers, and there are fears that the trend toward high-speed Internet access will drive customers away from AOL's services. In addition, the weak advertising market continued to put pressure on the stock, and we sold the Fund's position. We were relatively pleased with Black & Decker. We believe Black & Decker's hardware, tools, locks and plumbing will all be in strong demand by both new homeowners and construction crews. In addition, Black & Decker's continued focus on streamlining operations and lowering manufacturing and distribution costs has driven its stock price higher.

Within the energy sector, we were disappointed with both ExxonMobile and ChevronTexaco. As the economy shows sluggish growth, demand for energy remains modest. We believe troubles in the Middle East could put further pressure on the economy, reducing the demand for energy and thus lowering energy prices. However, if current Iraq leadership is deposed, we believe there could be less volatility in the region, which would help to stabilize the energy markets. We continue to hold these major integrated energy companies in the belief that their oil reserves offer significant value to investors.

The Fund's technology holdings also posted mixed results. The Fund's performance was hurt by Convergys Corp., but was helped by ITT Corp. Convergys' growth slowed dramatically as its telephone company customers ratcheted back spending on billing systems and call center outsourcing. We believe that these lines of business will return to health at some point, but the nearer-term outlook is not good, and we sold the position. ITT continues to win new business in the defense sector as the government scrambles to purchase the latest in electronic defense. ITT's margins are improving thanks to management's actions in streamlining costs and implementing better manufacturing, purchasing and distribution practices. As the stock continued its rise, we became uncomfortable with the lofty valuation and sold the stock.

The Fund's brightest sector was healthcare. We were pleased with the performance of both Johnson & Johnson and Aetna. J&J was added to the portfolio after its stock took a hard fall in July. We believe good growth in pharmaceuticals and medical products is driving this company's cash flow higher. Although we believe the rise in the stock this quarter makes the upside less compelling in the future, we continue to hold it as its price remains under our target price. Aetna experienced good performance this year, we believe, as a result of lower costs, better pricing and more discipline in bidding for business.

OUTLOOK

The economy is not growing as quickly as was expected just a few months ago. Spending by consumers, which comprises two-thirds of the country's GDP, has been responsible for keeping us out of a prolonged recession. However, consumers may cut their spending as they are frightened by further declines in the stock market and higher unemployment. Meanwhile corporations have continued to curtail capital spending because of overcapacity and a desire to conserve their cash flow. Economists now expect only flat to modest growth for corporate capital spending in 2003. We expect the U.S. economy to grow modestly in 2003 after a meager increase in 2001 and a lackluster increase forecasted for 2002. The stock market is still trying to come to terms with the largest financial bubble in U.S. history, and those excesses are not easily erased. We are finding good opportunities following the significant market declines this year. Many opportunities arise because we don't believe the market is perfectly efficient. The economy will likely generate modest growth in the coming years, but the valuations seen in the equity markets might not yet reflect these moderate growth trends of the future.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER LARGE CAP VALUE FUND -
INVESTOR SHARES - GROWTH OF $10,000

                               [GRAPH]

                                      9/30/02
Berger Large Cap Value Fund -
Investor Shares                       $7,941

Russell 1000 Value Index              $8,305

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

One Year/Life of Fund (9/28/01)        (20.59)%

--------------------------------------------------------------------------------

BERGER LARGE CAP VALUE FUND - INSTITUTIONAL SHARES - GROWTH OF $250,000

                            [GRAPH]

                                      9/30/02
Berger Large Cap Value Fund -
Institutional Shares                   $199,567

Russell 1000 Value Index               $207,628

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

One Year/Life of Fund (9/28/01)        (20.17)%

(1) The Russell 1000(R) Value Index represents large capitalization U.S. stocks with less-than-average growth orientation. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate,and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Please visit our web site at www.berger.com for more current performance information.


                        Berger Funds o September 30, 2002 Combined Annual Report

48


BERGER LARGE CAP
VALUE FUND
================================================================================

SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (94.32%)
Banks - Money Center (3.22%)
       6,831     Bank of New York Co., Inc.                             $196,323
--------------------------------------------------------------------------------

Banks - Super Regional (14.23%)
       4,120     BB&T Corp.                                              144,365
       9,324     Mellon Financial Corp.                                  241,771
       3,794     PNC Financial Services Group                            159,993
       6,657     Wells Fargo & Co.                                       320,601
--------------------------------------------------------------------------------
                                                                         866,730
--------------------------------------------------------------------------------

Commercial Services - Advertising (2.01%)
       7,716     Interpublic Group Cos., Inc.                            122,299
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (2.05%)
       3,595     Automatic Data Processing, Inc.                         124,998
--------------------------------------------------------------------------------

Computer Software - Security (2.24%)
       4,054     Symantec Corp.*                                         136,498
--------------------------------------------------------------------------------

Diversified Operations (9.47%)
       5,272     Emerson Electric Co.                                    231,652
       7,872     Tyco International Ltd.                                 110,995
       4,149     United Technologies Corp.                               234,377
--------------------------------------------------------------------------------
                                                                         577,024
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (1.74%)
       7,627     Intel Corp.                                             105,939
--------------------------------------------------------------------------------

Finance - Investment Management (2.90%)
       4,574     State Street Corp.                                      176,739
--------------------------------------------------------------------------------

Finance - Reit (6.96%)
       5,376     Equity Office Properties Trust                          138,808
      11,443     Prologis                                                285,045
--------------------------------------------------------------------------------
                                                                         423,853
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (1.82%)
       3,970     First Data Corp.                                        110,962
--------------------------------------------------------------------------------

Household - Housewares (2.48%)
       4,901     Newell Rubbermaid, Inc.                                 151,294
--------------------------------------------------------------------------------

Insurance - Diversified (1.93%)
       2,151     American International Group, Inc.                      117,660
--------------------------------------------------------------------------------

Media - Books (5.28%)
       5,255     McGraw-Hill Companies, Inc.                             321,711
--------------------------------------------------------------------------------

Medical - Drug/Diversified (2.65%)
       2,982     Johnson & Johnson                                       161,267
--------------------------------------------------------------------------------

Medical - Ethical Drugs (2.30%)
       3,062     Merck & Co., Inc.                                       139,964
--------------------------------------------------------------------------------


                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (94.32%) -- CONTINUED

Medical - Health Maintenance Organizations (4.51%)
       7,677     Aetna, Inc.                                          $  274,913
--------------------------------------------------------------------------------

Medical - Products (5.26%)
       6,360     Baxter International, Inc.                              194,298
       3,902     Guidant Corp.*                                          126,074
--------------------------------------------------------------------------------
                                                                         320,372
--------------------------------------------------------------------------------

Medical/Dental - Supplies (2.81%)
       6,026     Becton Dickinson & Co.                                  171,138
--------------------------------------------------------------------------------

Oil & Gas - International Integrated (9.83%)
       4,594     ChevronTexaco Corp.                                     318,134
       8,794     Exxon Mobil Corp.                                       280,529
--------------------------------------------------------------------------------
                                                                         598,663
--------------------------------------------------------------------------------

Oil & Gas - Refining/Marketing (1.66%)
       5,165     Duke Energy Corp.                                       100,976
--------------------------------------------------------------------------------

Retail - Department Stores (2.18%)
       8,355     Penney (J.C.) Co.                                       133,012
--------------------------------------------------------------------------------

Retail - Drug Stores (2.74%)
       6,595     CVS Corp.                                               167,183
--------------------------------------------------------------------------------

Retail - Restaurants (2.12%)
       7,314     McDonald's Corp.                                        129,165
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (1.93%)
       5,285     Safeway, Inc.*                                          117,855
--------------------------------------------------------------------------------

Total Common Stock
(Cost $7,087,818)                                                      5,746,538
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (5.98%)
    $364,000     State Street Repurchase Agreement,
                 1.88%, dated 9/30/02, due 10/1/02,
                 to be repurchased at $364,019#                          364,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $364,000)                                                          364,000
--------------------------------------------------------------------------------
Total Investments (Cost $7,451,818) (100.30%)                          6,110,538
Total Other Assets, Less Liabilities (-0.30%)                            (18,056)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                  $6,092,482
--------------------------------------------------------------------------------

*Non-income producing security
# - The repurchase agreement is fully collateralized by Fannie Mae Agency Note with a value of $374,031.
    REIT - Real Estate Investment Trust.

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

                          Ticker Symbol                                    BEBAX
                          Fund Number                                        213
BERGER                    PORTFOLIO MANAGER COMMENTARY  WILLIAM F.K. SCHAFF, CFA
BALANCED FUND                                                   STEVE BLOCK, CFA
================================================================================

MARKET CONDITIONS

The economy does not appear to be snapping back as quickly as investors had originally expected. This malaise has driven down the equity markets. Investors appear to have given up on a 2002 recovery and are now looking at prospects for resurgence in 2003 with skepticism. However, we believe the slide in the market has unveiled some interesting investment opportunities. Many companies that were once untouchable because of lofty stock valuations have declined below what we believe these companies are worth today. We also believe that many of these securities are trading at levels that reflect their businesses' worst-case scenarios. A number of stocks, especially in the consumer staples industry, have lofty valuations because they are considered safe havens. We strive to choose companies that generate good cash flow returns on investment and have less sensitivity to volatile economic factors. However, we attempt to avoid exposure to the downside price risk that many safe-haven stocks feature today. As the economy improves, we expect many of these stocks to underperform while the undervalued companies with good business prospects should rise to more appropriate values.

FUND PERFORMANCE

The Berger Balanced Fund (the "Fund") declined in value by 17.76% this fiscal year, compared with declines of 20.49% in its benchmark, the S&P 500 Index,(1) and 6.92% in the Blended Index.(2) The Fund's equity component returned disappointing performance this year primarily because of its underweighting in the consumer staples and exposure to certain financial companies.

In particular, we were disappointed with the performance of The St. Paul Companies. St. Paul was hit hard this year with issues surrounding asbestos liability and we sold the position. Although we believe strongly in CEO Jay Fishman and his ability to leverage St. Paul's strengths and drive profitability higher, the unknown liabilities give us pause.

The consumer sector posted mixed results this period. We were disappointed with the performance of AOL Time Warner. AOL experienced slower growth in new online subscribers, and there are fears that the trend toward high-speed Internet access will drive customers away from AOL's services. In addition, the weak advertising market continued to put pressure on the stock, and we sold the Fund's position.

Within the energy sector, we were disappointed with both Exxon Mobil and ChevronTexaco. As the economy shows sluggish growth, demand for energy remains modest. We believe troubles in the Middle East could put further pressure on the economy, reducing the demand for energy, thus lowering energy prices. However, if current Iraq leadership is deposed, we believe there could be less volatility in the region, which would help to stabilize the energy markets. We continue to hold these major integrated energy companies in the belief that their oil reserves offer significant value to investors.

The Fund's technology holdings also posted mixed results. The Fund's performance was hurt by Convergys Corp. Convergys' growth slowed dramatically as its telephone company customers ratcheted back spending on billing systems and call center outsourcing. We believe that these lines of business will return to health at some point, but the nearer-term outlook is not good, and we sold the position.

The Fund's brightest sector was healthcare. We were pleased with the performance of both Johnson & Johnson and Aetna. J&J was added to the portfolio after its stock took a hard fall in July. We believe good growth in pharmaceuticals and medical products is driving this company's cash flow higher. Although we believe the rise in the stock this quarter makes the upside less compelling in the future, we continue to hold it as its price remains under our target price. Aetna experienced good performance this year, we believe, as a result of lower costs, better pricing and more discipline in bidding for business.

The fixed-income portion of the portfolio remains invested in high-quality bonds with shorter-term durations. This positioning has provided some income and relative stability in a volatile market. This year, however, long-term interest rates retreated to 40-year lows. Thus,the longer-term bonds in the benchmark performed quite well, thus boosting its performance. In our anticipation of rising long-term rates over the next year, we continue to believe that shorter-term and intermediate-term bonds should generate solid performance.

OUTLOOK

The economy is not growing as quickly as was expected just a few months ago. Spending by consumers, which comprises two-thirds of the country's GDP, has been responsible for keeping us out of a prolonged recession. However, consumers may cut their spending as they are frightened by further declines in the stock market and higher unemployment. Meanwhile corporations have continued to curtail capital spending because of overcapacity and a desire to conserve their cash flow. Economists now expect only flat to modest growth for corporate capital spending in 2003. We expect the U.S. economy to grow modestly in 2003 after a meager increase in 2001 and a lackluster increase forecasted for 2002. The stock market is still trying to come to terms with the largest financial bubble in U.S. history, and those excesses are not easily erased. We are finding good opportunities following the significant market declines this year. Many opportunities arise because we don't believe the market is perfectly efficient. The economy will likely generate modest growth in the coming years, but the valuations seen in the equity markets might not yet reflect these moderate growth trends of the future.


                        Berger Funds o September 30, 2002 Combined Annual Report

50


PERFORMANCE OVERVIEW
================================================================================

BERGER BALANCED FUND - GROWTH OF $10,000

                                    [GRAPH]

                                                       9/30/02
Berger Balanced Fund                                   $17,345

S&P 500 Index                                          $ 9,214

Blended Index                                          $11,959


AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

One Year                               (17.76)%
Five Year/Life of Fund (9/30/97)        11.64%

(1) The Standard and Poor's 500 Index is a market capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

(2) The Blended Index consists of 60% Russell 1000(R) Value Index and 40% Lehman Brothers Government/Credit Index. The Index is unmanaged and includes reinvestment of dividends, income and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Life of Fund performance includes returns for the last quarter of 1997, which reflect a higher-than-normal level of trading activity undertaken to pursue equity opportunities available as the Adviser was beginning to implement the Fund's long-term approach to equity management. Please visit our web site at www.berger.com for more current performance information.

================================================================================

SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (55.40%)
Banks - Money Center (1.83%)
      33,900     Bank of New York Co., Inc.                         $    974,286
--------------------------------------------------------------------------------

Banks - Super Regional (8.08%)
      19,100     BB&T Corp.                                              669,264
      46,700     Mellon Financial Corp.                                1,210,931
      19,300     PNC Financial Services Group                            813,881
      33,600     Wells Fargo & Co.                                     1,618,176
--------------------------------------------------------------------------------
                                                                       4,312,252
--------------------------------------------------------------------------------

Commercial Services - Advertising (1.23%)
      41,300     Interpublic Group Cos., Inc.                            654,605
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (1.26%)
      19,300     Automatic Data Processing, Inc.                         671,061
--------------------------------------------------------------------------------

Computer Software - Security (1.37%)
      21,700     Symantec Corp.*                                         730,639
--------------------------------------------------------------------------------

Diversified Operations (5.94%)
      26,000     Emerson Electric Co.                                 $1,142,440
      62,300     Tyco International Ltd.                                 878,430
      20,300     United Technologies Corp.                             1,146,747
--------------------------------------------------------------------------------
                                                                       3,167,617
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (0.97%)
      37,200     Intel Corp.                                             516,708
--------------------------------------------------------------------------------

Finance - Investment Management (1.69%)
      23,300     State Street Corp.                                      900,312
--------------------------------------------------------------------------------

Finance - Reit (4.00%)
      27,800     Equity Office Properties Trust                          717,796
      56,900     Prologis                                              1,417,379
--------------------------------------------------------------------------------
                                                                       2,135,175
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (1.09%)
      20,800     First Data Corp.                                        581,360
--------------------------------------------------------------------------------


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

BERGER
BALANCED FUND
================================================================================

SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (55.40%) - CONTINUED
Household - Housewares (1.39%)
      24,000     Newell Rubbermaid, Inc.                            $    740,880
--------------------------------------------------------------------------------

Insurance - Diversified (1.23%)
      12,000     American International Group, Inc.                      656,400
--------------------------------------------------------------------------------

Media - Books (2.91%)
      25,400     McGraw-Hill Companies, Inc.                           1,554,988
--------------------------------------------------------------------------------

Medical - Drug/Diversified (1.56%)
      15,400     Johnson & Johnson                                       832,832
--------------------------------------------------------------------------------

Medical - Ethical Drugs (1.32%)
      15,400     Merck & Co., Inc.                                       703,934
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (2.58%)
      38,500     Aetna, Inc.                                           1,378,685
--------------------------------------------------------------------------------

Medical - Products (3.12%)
      32,700     Baxter International, Inc.                              998,985
      20,700     Guidant Corp.*                                          668,817
--------------------------------------------------------------------------------
                                                                       1,667,802
--------------------------------------------------------------------------------

Medical/Dental - Supplies (1.49%)
      28,000     Becton Dickinson & Co.                                  795,200
--------------------------------------------------------------------------------

Oil & Gas - International Integrated (5.52%)
      22,500     ChevronTexaco Corp.                                   1,558,125
      43,500     Exxon Mobil Corp.                                     1,387,650
--------------------------------------------------------------------------------
                                                                       2,945,775
--------------------------------------------------------------------------------

Oil & Gas - Refining/Marketing (1.67%)
      45,700     Duke Energy Corp.                                       893,435
--------------------------------------------------------------------------------

Retail - Department Stores (1.30%)
      43,700     Penney (J.C.) Co.                                       695,704
--------------------------------------------------------------------------------

Retail - Drug Stores (1.49%)
      31,400     CVS Corp.                                               795,990
--------------------------------------------------------------------------------

Retail - Restaurants (1.22%)
      36,800     McDonald's Corp.                                        649,888
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (1.14%)
      27,200     Safeway, Inc.*                                          606,560
--------------------------------------------------------------------------------

Total Common Stock
(Cost $36,080,782)                                                    29,562,088
--------------------------------------------------------------------------------

CORPORATE DEBT - NON-CONVERTIBLE (16.35%)
Banks - Money Center (4.30%)
  $2,000,000     Citigroup, Inc.;
                 7.25%, 10/01/10                                       2,295,680
--------------------------------------------------------------------------------

Computer - Manufacturers (3.94%)
  $2,000,000     International Business Machines Corp.;
                 5.63%, 04/12/04                                    $  2,101,064
--------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (4.00%)
   2,000,000     General Electric Capital Corp.;
                 5.88%, 02/15/12                                       2,134,266
--------------------------------------------------------------------------------

Retail - Major Discount Chains (4.11%)
   2,000,000     Wal-Mart Stores, Inc.;
                 5.45%, 08/01/06                                       2,195,112
--------------------------------------------------------------------------------
Total Corporate Debt - Non-Convertible
(Cost $8,066,873)                                                      8,726,122
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (20.48%)
  $2,000,000     Freddie Mac Agency Note;
                 6.25%, 07/15/04                                       2,148,746
   3,000,000     Fannie Mae Agency Note;
                 7.13%, 02/15/05                                       3,338,706
   2,000,000     Fannie Mae Agency Note;
                 4.75%, 01/02/07                                       2,105,818
   3,000,000     Fannie Mae Agency Note;
                 6.25%, 02/01/11                                       3,337,167
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $9,986,360)                                                     10,930,437
--------------------------------------------------------------------------------

U.S. TREASURY NOTES (4.61%)
  $2,229,500     U. S.Treasury Inflation-Indexed Note;
                 3.625%, 1/15/08                                       2,460,115
--------------------------------------------------------------------------------
Total U.S.Treasury Notes
(Cost $2,331,613)                                                      2,460,115
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (2.80%)
  $1,495,000     State Street Repurchase Agreement,
                 1.88%, dated 9/30/02, due 10/1/02,
                 to be repurchased at $1,495,078#                      1,495,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $1,495,000)                                                      1,495,000
--------------------------------------------------------------------------------
Total Investments (Cost $57,960,628) (99.64%)                         53,173,762
Total Other Assets, Less Liabilities (0.36%)                             193,896
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $ 53,367,658
--------------------------------------------------------------------------------

* Non-income producing security
# - The repurchase agreement is fully collateralized by Freddie Mac Agency Note with a value of $1,524,900.
REIT - Real Estate Investment Trust.

See notes to financial statements.


                        Berger Funds o September 30, 2002 Combined Annual Report

52


FINANCIAL
STATEMENTS
================================================================================

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                          Berger           Berger
                                                                        Berger         Large Cap          Mid Cap
September 30, 2002                                                 Growth Fund       Growth Fund       Growth Fund
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at cost                                            $  551,980,651    $  217,282,088    $   99,019,318
---------------------------------------------------------------------------------------------------------------------
Investments, at value
     Unaffiliated issuers                                       $  506,268,452    $  184,895,409    $   90,848,495
     Affiliates                                                             --                --                --
---------------------------------------------------------------------------------------------------------------------
Total Investments                                                  506,268,452       184,895,409        90,848,495(1)
Cash                                                                       325               657               598
Receivables
     Investment securities sold                                     61,813,999         1,122,700           520,976
     Fund shares sold                                                  138,444            18,141            41,741
     Dividends                                                         400,873           291,916            21,448
     Interest                                                            1,790                83            26,065
     Due from Adviser                                                   79,867            24,811            14,026
Other investments (Note 3)                                                  --                --         6,420,257
---------------------------------------------------------------------------------------------------------------------
        Total Assets                                               568,703,750       186,353,717        97,893,606
---------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables
     Investment securities purchased                               114,120,234                --                --
     Fund shares redeemed                                              400,130           227,096            95,140
     Interest                                                               --                --                --
     Securities loaned                                                      --                --         6,420,257
Accrued investment advisory fees                                       299,455           124,057            58,442
Accrued custodian and accounting fees                                    9,420             4,172             2,430
Accrued transfer agent fees                                            584,621           174,759           205,113
Accrued 12b-1 fees                                                      99,835            41,352            19,480
Accrued audit fees                                                      25,700            23,690            18,220
Other accrued expenses                                                      --                --                --
---------------------------------------------------------------------------------------------------------------------
        Total Liabilities                                          115,539,395           595,126         6,819,082
---------------------------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $  453,164,355    $  185,758,591    $   91,074,524
---------------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                         $1,126,490,008    $  378,111,166    $  294,001,253
Undistributed net investment income/
     (Accumulated net investment loss)                                (407,231)          (84,354)           (4,776)
Undistributed net realized gain/(Accumulated net realized
     loss) on securities and foreign currency transactions        (627,206,223)     (159,881,542)     (194,751,130)
Net unrealized appreciation (depreciation) on
     securities and foreign currency transactions                  (45,712,199)      (32,386,679)       (8,170,823)
---------------------------------------------------------------------------------------------------------------------
                                                                $  453,164,355    $  185,758,591    $   91,074,524
---------------------------------------------------------------------------------------------------------------------
Shares Outstanding                                                  91,030,115        26,801,682        11,864,727
---------------------------------------------------------------------------------------------------------------------
Shares Authorized (par value $0.01)                                200,000,000       100,000,000         Unlimited
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE        $         4.98    $         6.93    $         7.68
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Investor Shares                                                       N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------
     Institutional Shares                                                  N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------
     Service Shares                                                        N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
     Investor Shares                                                       N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------
     Institutional Shares                                                  N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------
     Service Shares                                                        N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
     Investor Shares                                                       N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------
     Institutional Shares                                                  N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------
     Service Shares                                                        N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------

(1) See Note 3 for information regarding the value of securities on loan.

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                                                                           53

                                                                                                         Financial Statements

=============================================================================================================================

        Berger            Berger             Berger             Berger            Berger             Berger            Berger
 Small Company        Information         Small Cap          Small Cap           Mid Cap          Large Cap          Balanced
   Growth Fund    Technology Fund        Value Fund      Value Fund II        Value Fund         Value Fund              Fund
------------------------------------------------------------------------------------------------------------------------------
$  319,168,312     $   43,831,126     $3,142,036,614    $    8,645,273    $1,050,732,288     $    7,451,818    $   57,960,628
------------------------------------------------------------------------------------------------------------------------------

$  321,789,691     $   19,124,880     $  978,994,359    $    7,290,079    $  893,097,237     $    6,110,538    $   53,173,762
            --                 --      1,707,691,854                --                --                 --                --
------------------------------------------------------------------------------------------------------------------------------
   321,789,691(1)      19,124,880(1)   2,686,686,213         7,290,079       893,097,237(1)       6,110,538        53,173,762
       901,133                806                382               491               294              1,231             3,445

     4,991,737                 --         11,515,837           391,601         7,641,213                 --                --
       401,121             23,970          6,663,626            45,838        13,970,349                776            64,541
       154,983              6,645          1,997,700            12,294         1,051,688              5,132            26,982
         1,121                  6             11,375                19             4,623                 19           284,122
        45,635             21,525             39,047                --                --              4,596             4,148
    78,325,254          2,251,080                 --                --        74,611,087                 --                --
------------------------------------------------------------------------------------------------------------------------------
   406,610,675         21,428,912      2,706,914,180         7,740,322       990,376,491          6,122,292        53,557,000
------------------------------------------------------------------------------------------------------------------------------


        74,911                 --          6,795,515           547,006        17,981,907                 --                --
     1,589,937             75,707         13,076,784             3,305         3,748,710              3,880            94,311
            --                 --                 --                --                --                204                --
    78,325,254          2,251,080                 --                --        74,611,087                 --                --
       239,240             17,530          1,853,117             8,350           543,434              4,592            32,259
        10,865              2,093             43,437             2,506            10,006              1,996             1,277
       405,466             60,953            278,627             5,076            94,764              3,659            31,474
        70,276              1,564            325,387             1,099           163,342                579            11,521
        25,900             18,500             35,660            13,700            21,900             14,900            18,500
            --              1,180                 --                --                --                 --                --
------------------------------------------------------------------------------------------------------------------------------
    80,741,849          2,428,607         22,408,527           581,042        97,175,150             29,810           189,342
------------------------------------------------------------------------------------------------------------------------------

$  325,868,826     $   19,000,305     $2,684,505,653    $    7,159,280    $  893,201,341     $    6,092,482    $   53,367,658
------------------------------------------------------------------------------------------------------------------------------

$  988,986,901     $   85,589,300     $3,021,829,566    $    8,569,816    $1,070,090,849     $    9,107,831    $   87,951,839

      (159,200)            (3,978)         4,949,471               (83)        1,709,000             39,927           790,801

  (665,580,254)       (41,878,770)       113,077,017           (55,259)      (20,963,457)        (1,713,996)      (30,588,116)

     2,621,379        (24,706,247)      (455,350,401)       (1,355,194)     (157,635,051)        (1,341,280)       (4,786,866)
------------------------------------------------------------------------------------------------------------------------------
$  325,868,826     $   19,000,305     $2,684,505,653    $    7,159,280    $  893,201,341     $    6,092,482    $   53,367,658
------------------------------------------------------------------------------------------------------------------------------
   201,177,905          5,807,125        121,938,003           866,866        65,131,968            768,639         5,226,928
------------------------------------------------------------------------------------------------------------------------------
     Unlimited          Unlimited          Unlimited         Unlimited         Unlimited          Unlimited         Unlimited
------------------------------------------------------------------------------------------------------------------------------

           N/A                N/A                N/A               N/A               N/A                N/A    $        10.21
------------------------------------------------------------------------------------------------------------------------------

$  325,454,971     $   14,657,106     $1,461,278,441    $    4,921,242    $  782,100,513     $    2,624,215               N/A
------------------------------------------------------------------------------------------------------------------------------
$      413,855     $    4,343,199     $1,223,227,212    $    1,879,144    $  111,100,828     $    3,468,267               N/A
------------------------------------------------------------------------------------------------------------------------------
           N/A                N/A                N/A    $      358,894               N/A                N/A               N/A
------------------------------------------------------------------------------------------------------------------------------

   200,926,976          4,496,132         66,533,211           595,844        57,036,860            331,646               N/A
------------------------------------------------------------------------------------------------------------------------------
       250,929          1,310,993         55,404,792           227,480         8,095,108            436,993               N/A
------------------------------------------------------------------------------------------------------------------------------
           N/A                N/A                N/A            43,542               N/A                N/A               N/A
------------------------------------------------------------------------------------------------------------------------------

         $1.62              $3.26             $21.96             $8.26            $13.71              $7.91               N/A
------------------------------------------------------------------------------------------------------------------------------
         $1.65              $3.31             $22.08             $8.26            $13.72              $7.94               N/A
------------------------------------------------------------------------------------------------------------------------------
           N/A                N/A                N/A             $8.24               N/A                N/A               N/A
----------------------------------------------------------------------------------------------------------------------------


                        Berger Funds o September 30, 2002 Combined Annual Report

54


FINANCIAL
STATEMENTS
================================================================================

STATEMENTS OF OPERATIONS

                                                                                   Berger             Berger
                                                                Berger          Large Cap            Mid Cap
For the year or period ended September 30, 2002            Growth Fund        Growth Fund        Growth Fund
-------------------------------------------------------------------------------------------------------------
Income
   Dividends (net of foreign taxes withheld)            $    2,686,599     $    1,973,108     $       96,344
   Dividends from affiliates                                        --                 --                 --
   Interest                                                    702,682            217,606            151,894
   Securities lending income                                        --                 --             39,786
-------------------------------------------------------------------------------------------------------------
      Total Income                                           3,389,281          2,190,714            288,024
-------------------------------------------------------------------------------------------------------------

EXPENSES
   Investment advisory fees                                  5,072,427          2,183,936            476,199
   Accounting fees                                              59,180             25,683              8,504
   Custodian fees                                               62,296             25,849             13,395
   Transfer agent fees
      Investor Shares or single-class Funds                  2,420,967            754,706            424,024
      Institutional Shares                                          --                 --                 --
      Service Shares                                                --                 --                 --
   Registration fees                                            37,703             34,105             22,148
   12b-1 fees
      Investor Shares or single-class Funds                  1,726,524            729,689            159,585
      Service Shares                                                --                 --                 --
   Service fees (Service Shares only)                               --                 --                 --
   Audit fees                                                   13,775             26,552             11,342
   Legal fees                                                   20,076              8,836              1,658
   Directors'/Trustees' fees and expenses                       56,717             24,689              5,049
   Shareholder reporting fees                                  887,912            200,772            132,363
   Amortization of deferred organization costs                      --                 --                 --
   Interest expense                                             14,563              5,961                760
   Other expenses                                               24,424              9,837              3,072
-------------------------------------------------------------------------------------------------------------
      Gross Expenses                                        10,396,564          4,030,615          1,258,099
      Less fees waived and/or reimbursed by Adviser           (389,930)          (124,144)           (67,917)
      Less brokerage credits                                   (13,816)           (12,100)            (3,325)
      Less earnings credits                                     (1,627)              (367)              (659)
-------------------------------------------------------------------------------------------------------------
      Net Expenses                                           9,991,191          3,894,004          1,186,198
-------------------------------------------------------------------------------------------------------------
      Net Investment Income (Loss)                          (6,601,910)        (1,703,290)          (898,174)
-------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS ON SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on securities and
   foreign currency transactions                          (263,805,674)       (98,716,621)       (46,991,570)
Net realized loss on futures contracts                              --                 --                 --
Net change in unrealized appreciation (depreciation)
   on securities and foreign currency transactions          91,862,074         20,987,367            515,603
-------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Securities
   and Foreign Currency Transactions                      (171,943,600)       (77,729,254)       (46,475,967)
-------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $ (178,545,510)    $  (79,432,544)    $  (47,374,141)
-------------------------------------------------------------------------------------------------------------

FOREIGN TAXES WITHHELD                                  $       20,256     $       11,318                 --
=============================================================================================================

(1) For the period from March 28, 2002 (commencement of operations) to September 30, 2002.

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                                                                                55


                                                                                                              Financial Statements

==================================================================================================================================

        Berger             Berger             Berger               Berger             Berger             Berger             Berger
 Small Company        Information          Small Cap            Small Cap            Mid Cap          Large Cap           Balanced
   Growth Fund    Technology Fund         Value Fund     Value Fund II(1)         Value Fund         Value Fund               Fund
-----------------------------------------------------------------------------------------------------------------------------------
$      750,430     $       57,136     $    8,012,187       $       54,061     $    6,693,829     $      149,314     $      449,162
            --                 --         30,567,600                   --                 --                 --                 --
       361,033             39,493          6,440,016                3,751          1,705,912              6,739          1,715,617
       810,487             23,070                 --                   --            153,529                 --             14,285
-----------------------------------------------------------------------------------------------------------------------------------
     1,921,950            119,699         45,019,803               57,812          8,553,270            156,053          2,179,064
-----------------------------------------------------------------------------------------------------------------------------------


     4,829,140            374,075         25,688,139               26,495          4,360,105             59,683            547,379
        68,055             19,127            293,646                9,154             54,263             15,526              7,817
        78,350              2,000            262,157               24,898             65,662              7,189              9,365

     1,799,732            177,217          1,524,385                9,516            576,686             10,698            159,334
         1,422             31,882            105,483                  428                 11              1,771                 --
            --                 --                 --                  263                 --                 --                 --
       106,638             33,359            413,819                7,094            126,748             17,864             20,221

     1,432,800             66,456          4,526,411                5,072          1,409,112              6,060            194,205
            --                 --                 --                  325                 --                 --                 --
            --                 --                 --                  334                 --                 --                 --
        32,793             23,833             48,738               13,700             27,761             15,656             20,857
        16,293              1,222             82,857                1,894             12,106                121              4,026
        47,432              3,593            271,720                  238             45,847                602              6,527
       465,120             49,694            427,993                  613            111,876              1,564             40,896
            --              1,910                 --                   --                 --                 --                 --
        12,452              1,077             52,135                   --              4,962                451              1,729
        20,122              1,530             83,410                   --             14,716                184              2,592
-----------------------------------------------------------------------------------------------------------------------------------
     8,910,349            786,975         33,780,893              100,024          6,809,855            137,369          1,014,948
      (246,154)           (34,428)          (374,258)             (10,589)                --            (25,488)           (26,534)
       (36,076)            (1,505)           (61,833)                (308)           (24,883)              (874)            (1,425)
        (5,818)               (11)            (2,994)                 (13)              (603)              (249)              (187)
-----------------------------------------------------------------------------------------------------------------------------------
     8,622,301            751,031         33,341,808               89,114          6,784,369            110,758            986,802
-----------------------------------------------------------------------------------------------------------------------------------
    (6,700,351)          (631,332)        11,677,995              (31,302)         1,768,901             45,295          1,192,262
-----------------------------------------------------------------------------------------------------------------------------------




  (246,526,202)       (13,986,976)       153,362,574              (55,259)       (19,119,589)        (1,703,012)       (18,062,227)
            --                 --                 --                   --           (583,649)                --                 --

    82,307,941          2,214,820       (315,557,924)          (1,355,194)      (142,238,809)        (1,341,280)         4,674,806
-----------------------------------------------------------------------------------------------------------------------------------

  (164,218,261)       (11,772,156)      (162,195,350)          (1,410,453)      (161,942,047)        (3,044,292)       (13,387,421)
-----------------------------------------------------------------------------------------------------------------------------------
$ (170,918,612)    $  (12,403,488)    $ (150,517,355)      $   (1,441,755)    $ (160,173,146)    $   (2,998,997)    $  (12,195,159)
-----------------------------------------------------------------------------------------------------------------------------------

            --     $        1,249                 --                   --     $        7,605                 --     $        2,131
===================================================================================================================================


                        Berger Funds o September 30, 2002 Combined Annual Report

56

FINANCIAL
STATEMENTS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             Berger
                                                                                          Growth Fund
-------------------------------------------------------------------------------------------------------------------
                                                                                        Years Ended September 30,
                                                                                         2002                2001
-------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss                                                           $    (6,601,910)    $    (9,252,779)
Net realized loss on securities and foreign currency transactions                (263,805,674)       (351,493,347)
Net change in unrealized appreciation (depreciation) on securities and
  foreign currency transactions                                                    91,862,074        (769,010,982)
-------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                             (178,545,510)     (1,129,757,108)
-------------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Investor Shares or single-class Funds                                                    --        (251,329,238)
  Institutional Shares                                                                     --                  --
-------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Distributions to Shareholders                              --        (251,329,238)
-------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS (NOTE 6)
Proceeds from shares sold                                                          33,628,701          87,306,935
Shares issued in merger (Note 7)                                                   17,248,651                  --
Net asset value of shares issued in reinvestment of distributions                          --         244,279,275
Payments for shares redeemed                                                     (142,144,115)       (175,295,719)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions        (91,266,763)        156,290,491
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                            (269,812,273)     (1,224,795,855)

NET ASSETS
Beginning of period                                                               722,976,628       1,947,772,483
-------------------------------------------------------------------------------------------------------------------
End of period                                                                 $   453,164,355     $   722,976,628
-------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                               $      (407,231)    $      (392,786)
-------------------------------------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES(1) (NOTE 6)
Shares sold                                                                         4,455,634           7,416,148
Shares issued in merger (Note 7)                                                    2,523,947                  --
Shares issued to shareholders in reinvestment of distributions                             --          19,907,779
Shares redeemed                                                                   (20,033,693)        (16,567,814)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                 (13,054,112)         10,756,113
Shares outstanding, beginning of period                                           104,084,227          93,328,114
-------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                  91,030,115         104,084,227
-------------------------------------------------------------------------------------------------------------------

(1) Share data for Berger Information Technology Fund for the year ended September 30, 2001 have been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                                                                                 57


                                                                                                               Financial Statements

===================================================================================================================================

            Berger                            Berger                          Berger                             Berger
           Large Cap                          Mid Cap                      Small Company                      Information
          Growth Fund                       Growth Fund                     Growth Fund                     Technology Fund
     Years Ended September 30,        Years Ended September 30,          Years Ended September 30,        Years Ended September 30,
         2002             2001            2002             2001             2002              2001            2002             2001
------------------------------------------------------------------------------------------------------------------------------------
$  (1,703,290)   $     (11,823)   $   (898,174)   $    (724,126)   $  (6,700,351)   $   (8,783,958)   $   (631,332)   $    (819,838)
  (98,716,621)     (59,522,175)    (46,991,570)     (47,626,205)    (246,526,202)     (394,022,060)    (13,986,976)     (26,299,446)
   20,987,367     (259,562,540)        515,603      (29,431,862)      82,307,941      (472,059,274)      2,214,820      (73,183,337)
------------------------------------------------------------------------------------------------------------------------------------
  (79,432,544)    (319,096,538)    (47,374,141)     (77,782,193)    (170,918,612)     (874,865,292)    (12,403,488)    (100,302,621)
------------------------------------------------------------------------------------------------------------------------------------


           --      (69,979,109)             --      (13,016,358)              --      (204,748,863)             --               --
           --               --              --               --               --          (737,016)             --               --
------------------------------------------------------------------------------------------------------------------------------------
           --      (69,979,109)             --      (13,016,358)              --      (205,485,879)             --               --
------------------------------------------------------------------------------------------------------------------------------------


   42,336,173      120,535,392      39,425,721       56,207,595      220,819,242       680,871,860      10,982,522       30,101,600
           --               --     110,079,860               --               --                --              --               --
           --       66,706,853              --       12,109,872               --       198,098,099              --               --
  (95,649,238)    (204,934,895)    (41,475,382)     (69,664,746)    (312,137,574)     (684,939,842)    (18,610,988)     (24,505,589)
------------------------------------------------------------------------------------------------------------------------------------
  (53,313,065)     (17,692,650)    108,030,199       (1,347,279)     (91,318,332)      194,030,117      (7,628,466)       5,596,011
------------------------------------------------------------------------------------------------------------------------------------
 (132,745,609)    (406,768,297)     60,656,058      (92,145,830)    (262,236,944)     (886,321,054)    (20,031,954)     (94,706,610)


  318,504,200      725,272,497      30,418,466      122,564,296      588,105,770     1,474,426,824      39,032,259      133,738,869
------------------------------------------------------------------------------------------------------------------------------------
$ 185,758,591    $ 318,504,200    $ 91,074,524    $  30,418,466    $ 325,868,826    $  588,105,770    $ 19,000,305    $  39,032,259
------------------------------------------------------------------------------------------------------------------------------------
$     (84,354)   $     (75,805)   $     (4,776)   $      (3,023)   $    (159,200)   $     (142,596)   $     (3,978)   $      (2,718)
------------------------------------------------------------------------------------------------------------------------------------



    4,211,872        8,282,604       2,561,413        2,962,788       81,676,301       149,737,471       1,840,839        2,813,600
           --               --      10,509,820               --               --                --              --               --
           --        4,537,881              --          550,199               --        43,252,860              --               --
  (10,128,324)     (13,984,088)     (4,032,440)      (3,657,195)    (119,536,876)     (152,346,276)     (3,827,088)      (2,606,385)
------------------------------------------------------------------------------------------------------------------------------------
   (5,916,452)      (1,163,603)      9,038,793         (144,208)     (37,860,575)       40,644,055      (1,986,249)         207,215
   32,718,134       33,881,737       2,825,934        2,970,142      239,038,480       198,394,425       7,793,374        7,586,159
------------------------------------------------------------------------------------------------------------------------------------
   26,801,682       32,718,134      11,864,727        2,825,934      201,177,905       239,038,480       5,807,125        7,793,374
------------------------------------------------------------------------------------------------------------------------------------


                        Berger Funds o September 30, 2002 Combined Annual Report

58


FINANCIAL
STATEMENTS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           Berger
                                                                                         Small Cap
                                                                                         Value Fund
-----------------------------------------------------------------------------------------------------------------
                                                                                      Years Ended September 30,
                                                                                        2002               2001
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                 $    11,677,995    $   26,776,506
Net realized gain (loss) on securities and foreign currency transactions         153,362,574       268,383,035
Net realized loss on futures contracts                                                    --                --
Net realized gain on distributions from investment companies                              --                --
Net change in unrealized appreciation (depreciation) on securities and
  foreign currency transactions                                                 (315,557,924)     (254,822,740)
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                 (150,517,355)       40,336,801
----------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Investor Shares or single-class Funds                                         (136,630,580)      (69,874,850)
  Institutional Shares                                                          (124,921,066)      (72,984,688)
----------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Distributions to Shareholders                   (261,551,646)     (142,859,538)
----------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS (NOTE 6)
Proceeds from shares sold                                                      1,610,461,167     1,517,783,967
Net asset value of shares issued in reinvestment of distributions                223,009,178       120,761,059
Payments for shares redeemed                                                  (1,300,793,358)     (693,472,953)
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions       532,676,987       945,072,073
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                            120,607,986       842,549,336

NET ASSETS
Beginning of period                                                            2,563,897,667     1,721,348,331
----------------------------------------------------------------------------------------------------------------
End of period                                                                $ 2,684,505,653    $2,563,897,667
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated net investment loss)        $     4,949,471    $   17,028,837
----------------------------------------------------------------------------------------------------------------


TRANSACTIONS IN FUND SHARES (NOTE 6)
Shares sold                                                                       57,431,617        56,298,486
Shares issued to shareholders in reinvestment of distributions                     8,019,308         4,976,640
Shares redeemed                                                                  (48,022,367)      (26,112,148)
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                 17,428,558        35,162,978
Shares outstanding, beginning of period                                          104,509,445        69,346,467
----------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                121,938,003       104,509,445
----------------------------------------------------------------------------------------------------------------

(1) For the period from March 28, 2002 (commencement of operations) to September 30, 2002.

(2) Includes information for the one day of operations during the period ended September 30, 2001.

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                                                            Financial Statements

================================================================================

         Berger                          Berger                              Berger                             Berger
       Small Cap                         Mid Cap                           Large Cap                           Balanced
     Value Fund II                      Value Fund                        Value Fund                             Fund
----------------------------------------------------------------------------------------------------------------------------------
Period Ended September 30,           Years Ended September 30,      Year Ended September 30,         Years Ended September 30,
         2002(1)                       2002              2001               2002(2)                    2002              2001
----------------------------------------------------------------------------------------------------------------------------------
        $   (31,302)        $    1,768,901      $     783,338                $    45,295          $  1,192,262    $  2,150,458
            (55,259)           (19,119,589)         7,381,296                 (1,703,012)          (18,062,227)    (11,547,137)
                 --               (583,649)          (254,555)                        --                    --              --
                 --                     --             28,800                         --                    --              --

         (1,355,194)          (142,238,809)       (18,984,240)                (1,341,280)            4,674,806     (29,576,206)
------------------------------------------------------------------------------------------------------------------------------
         (1,441,755)          (160,173,146)       (11,045,361)                (2,998,997)          (12,195,159)    (38,972,885)
------------------------------------------------------------------------------------------------------------------------------


                 --             (5,474,036)        (4,375,166)                    (6,705)             (624,300)    (17,821,966)
                 --                     --                 --                     (9,647)                   --              --
------------------------------------------------------------------------------------------------------------------------------
                 --             (5,474,036)        (4,375,166)                   (16,352)             (624,300)    (17,821,966)
------------------------------------------------------------------------------------------------------------------------------


          9,547,167          1,232,922,509        228,010,909                 14,152,834            12,015,503      41,811,377
                 --              5,242,309          4,132,892                     16,303               607,660      16,018,951
           (946,132)          (327,821,583)      (101,230,761)                (5,061,306)          (36,449,145)    (87,820,111)
------------------------------------------------------------------------------------------------------------------------------
          8,601,035            910,343,235        130,913,040                  9,107,831           (23,825,982)    (29,989,783)
------------------------------------------------------------------------------------------------------------------------------
          7,159,280            744,696,053        115,492,513                  6,092,482           (36,645,441)    (86,784,634)


                 --            148,505,288         33,012,775                         --            90,013,099     176,797,733
------------------------------------------------------------------------------------------------------------------------------
        $ 7,159,280         $  893,201,341      $ 148,505,288                $ 6,092,482          $ 53,367,658    $ 90,013,099
------------------------------------------------------------------------------------------------------------------------------
        $       (83)        $    1,709,000      $     411,645                $    39,927          $    790,801    $    181,054
------------------------------------------------------------------------------------------------------------------------------



            970,662             75,103,808         14,414,041                  1,295,475               951,650       2,662,043
                 --                314,852            302,554                      1,461                45,615       1,051,183
           (103,796)           (20,673,422)        (6,617,457)                  (528,297)           (2,968,906)     (5,638,933)
------------------------------------------------------------------------------------------------------------------------------
            866,866             54,745,238          8,099,138                    768,639            (1,971,641)     (1,925,707)
                 --             10,386,730          2,287,592                         --             7,198,569       9,124,276
------------------------------------------------------------------------------------------------------------------------------
            866,866             65,131,968         10,386,730                    768,639             5,226,928       7,198,569
------------------------------------------------------------------------------------------------------------------------------


                        Berger Funds o September 30, 2002 Combined Annual Report

60


BERGER
INTERNATIONAL FUND
================================================================================

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                 September 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in Berger International Portfolio ("Portfolio"), at value                                                   $12,591,799
Receivable from fund shares sold                                                                                             6,278
-----------------------------------------------------------------------------------------------------------------------------------
      Total Assets                                                                                                      12,598,077
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for fund shares redeemed                                                                                            46,768
Accrued administrative services fee                                                                                          6,460
Accrued 12b-1 fees                                                                                                           3,015
-----------------------------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                                                     56,243
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets Applicable to Shares Outstanding                                                                            $12,541,834
-----------------------------------------------------------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                                                                                $11,381,503
Accumulated net investment loss                                                                                            (11,580)
Undistributed net realized loss on securities
   and foreign currency transactions                                                                                    (2,954,979)
Net unrealized appreciation on securities and foreign currency transactions                                              4,126,890
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       $12,541,834
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding (Unlimited Shares Authorized, Par Value $0.01)                                                        1,796,397
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                                               $      6.98
-----------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                                                                         Year Ended
                                                                                                                 September 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
   Dividends (net of foreign tax withholding of $61,377)                                                               $   336,463
   Interest                                                                                                                  6,574
   Securities lending income                                                                                                29,259
   Portfolio expenses (net of earnings and brokerage credits totaling $2,055)                                             (178,668)
-----------------------------------------------------------------------------------------------------------------------------------
      Net Investment Income Allocated from Portfolio                                                                       193,628
-----------------------------------------------------------------------------------------------------------------------------------

FUND EXPENSES
   Administrative services fee                                                                                              82,993
   12b-1 fees                                                                                                               48,128
   Registration fees                                                                                                        32,663
   Legal fees                                                                                                                  299
-----------------------------------------------------------------------------------------------------------------------------------
   Total Fund Expenses                                                                                                     164,083
-----------------------------------------------------------------------------------------------------------------------------------
      Net Investment Income                                                                                                 29,545
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS ON SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO
Net realized loss on securities and foreign currency transactions                                                       (3,773,475)
Net change in unrealized appreciation on securities and foreign currency transactions                                    2,708,455
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Securities and Foreign Currency Transactions Allocated from Portfolio               (1,065,020)
-----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   $(1,035,475)
-----------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                                                                         61

                                                                                                       Financial Statements

============================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended September 30,                                                                             2002             2001
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                                                        $      29,545    $     596,656
Net realized loss on securities and foreign currency transactions allocated from Portfolio      (3,773,475)      (1,947,673)
Net change in unrealized appreciation (depreciation) on securities and foreign currency
   transactions allocated from Portfolio                                                         2,708,455       (5,271,394)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                            (1,035,475)      (6,622,411)
-----------------------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
Distributions                                                                                   (1,121,115)      (2,266,137)
Tax return of capital                                                                              (18,790)              --
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Distributions to Shareholders                                   (1,139,905)      (2,266,137)
-----------------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                                                      153,606,863      463,495,791
Net asset value of shares issued in reinvestment of distributions                                1,120,101        2,245,778
Payments for shares redeemed                                                                  (166,783,014)    (468,504,500)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Derived from Fund Share Transactions                                (12,056,050)      (2,762,931)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets                                                                     (14,231,430)     (11,651,479)

NET ASSETS
Beginning of period                                                                             26,773,264       38,424,743
-----------------------------------------------------------------------------------------------------------------------------
End of period                                                                                $  12,541,834    $  26,773,264
-----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated net investment loss)                        $     (11,580)   $   1,046,040
-----------------------------------------------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES
Shares sold                                                                                     16,796,697       40,865,615
Shares issued to shareholders in reinvestment of distributions                                     134,303          183,779
Shares redeemed                                                                                (18,064,025)     (40,926,982)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                               (1,133,025)         122,412
Shares outstanding, beginning of period                                                          2,929,422        2,807,010
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                                1,796,397        2,929,422
-----------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.


                        Berger Funds o September 30, 2002 Combined Annual Report

62

NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
================================================================================

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Berger Growth Fund ("Growth"), Berger Large Cap Growth Fund ("BLCG"), Berger Mid Cap Growth Fund ("BMCG"), Berger Small Company Growth Fund ("BSCG"), Berger Information Technology Fund ("TECH"), Berger International Fund ("BIF"), Berger Small Cap Value Fund ("BSCV"), Berger Small Cap Value Fund II ("BSCVII"), Berger Mid Cap Value Fund ("BMCV"), Berger Large Cap Value Fund ("BLCV") and Berger Balanced Fund ("BBAL") (individually the "Fund" and collectively, the "Funds") are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act").

Growth and BLCG are corporations registered in the State of Maryland. BMCG, BSCG,TECH, BSCVII, BMCV, BLCV and BBAL are separate series established under the Berger Investment Portfolio Trust ("BIP Trust"), a Delaware business trust. BIF is one of three series established under the Berger Worldwide Funds Trust ("BWF Trust"), a Delaware business trust. BSCV is the only series established under the Berger Omni Investment Trust ("OMNI Trust"), a Massachusetts business trust. BSCG, TECH, BSCV, BMCV and BLCV each offer two separate classes of shares; Investor Shares ("BSCG; Inv","TECH; Inv","BSCV; Inv", "BMCV;Inv" and "BLCV;Inv", respectively) and Institutional Shares ("BSCG; Inst","TECH; Inst","BSCV; Inst" "BMCV;Inst", and "BLCV;Inst", respectively). BSCVII offers three classes of shares; Investor Shares ("BSCVII;Inv"), Institutional Shares ("BSCVII;Inst") and Service Shares ("BSCVII;Scv"). All classes of each Fund have identical rights to earnings, assets and voting privileges. Effective March 31, 2000, both classes of BSCV were closed to new investors.

At September 30, 2002, Berger Financial Group LLC ("Berger") owned 12% of the outstanding shares of SCVII.

BIF invests all of its investable assets in the Berger International Portfolio (the "Portfolio"), the only series established under the Berger Worldwide Portfolios Trust ("BWP Trust").The value of such investment reflects BIF's proportionate interest in the net assets of the Portfolio (10% at September 30, 2002). The Portfolio is also an open-end management investment company and the Fund has the same investment objective and policies as the Portfolio. Since all of BIF's assets are invested in the Portfolio, the performance of BIF will be primarily derived from the investment performance of the Portfolio.The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with BIF's financial statements.

Effective January 29, 2001, the directors of the BLCG approved a change in the name and non-fundamental investment strategies of the Fund from a Growth and Income Fund, and in doing so, eliminated the Fund's secondary investment objective. As a result, BLCG will, under normal circumstances, invest at least 80% of its total assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith pursuant to consistently applied procedures established by the directors/ trustees of the Funds.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Funds' net asset values are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur after the close of the foreign markets but before the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the directors/trustees of the Funds.

Since BIF invests all of its investable assets in the Portfolio, the value of BIF's investable assets will be equal to the value of its beneficial interest in the Portfolio.Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements,which are included elsewhere in this report.

CALCULATION OF NET ASSET VALUE

Each Fund's per share calculation of net asset value for each share class is determined by dividing the net assets applicable to each share class by the total number of shares outstanding for that class.


Berger Funds o September 30, 2002 Combined Annual Report

                                                   Notes to Financial Statements
================================================================================

FEDERAL INCOME TAX STATUS

It is the Funds' intention to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income, if any, to shareholders.Therefore, no income tax provision is required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium (see "Change in Accounting Principle" note). Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

CHANGE IN ACCOUNTING PRINCIPLE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and is effective for fiscal years beginning after December 15, 2000. Effective October 1, 2001, the Funds adopted the provisions of the Guide and, as a result, amortize discount and premium on debt securities. Prior to October 1, 2001, the Funds did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds; however the change resulted in a $120,477 reduction in cost of securities and a corresponding $120,477 increase in net unrealized appreciation, based on securities held on October 1, 2001 in BBAL.The effect of this change had no material impact on any other Funds' respective components of net assets or on their changes in net assets from operations for the period ended September 30, 2002.

The effect to BBAL of this change for the year ended September 30, 2002 was to decrease net investment income by $40,745; increase net unrealized depreciation by $95,289; decrease net realized losses by $136,034. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES

Income, expenses (other than those attributable to a specific share class), including earnings and brokerage credits, and gains and losses of BSCG, TECH, BSCV, BSCVII, BMCV and BLCV are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets of each of the aforementioned Funds. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

As an investor in the Portfolio, BIF is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses, including earnings and brokerage credits of the Portfolio. Income, realized and unrealized gains or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of BIF relative to the other investors in the Portfolio. Expenses directly attributable to BIF are charged against the operations of BIF.

COMMON EXPENSES

Certain expenses, which are not directly allocable to a specific Fund, are allocated pro rata to each of the Funds.

ORGANIZATION COSTS

Expenses incurred in connection with the organization of TECH were amortized over sixty months from April 8, 1997, the commencement of investment operations of TECH.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  AGREEMENTS

Berger Financial Group LLC ("Berger", formerly Berger LLC) serves as investment adviser to Growth, BLCG, BMCG,BSCG,TECH,BIF (indirectly through its investment in the Portfolio), BSCV, BSCVII, BMCV, BLCV and BBAL pursuant to agreements that provide for an investment advisory fee to be paid to Berger according to the following schedule:

                                  Average Daily
Fund                              Net Assets                         Annual Rate
--------------------------------------------------------------------------------
Growth, BLCG, BMCG,               First $500 million                     .75%
BMCV, BLCV                        Next $500 million                      .70%
                                  Over $1 billion                        .65%
--------------------------------------------------------------------------------
BSCG,TECH,                        First $500 million                     .85%
BIF(1), BSCV,                     Next $500 million                      .80%
BSCVII                            Over $1 billion                        .75%
--------------------------------------------------------------------------------
BBAL                              First $1 billion                       .70%
                                  Over $1 billion                        .65%
--------------------------------------------------------------------------------

(1) Represents the investment advisory fee paid by the Portfolio based on the average daily net assets of the Portfolio.


                        Berger Funds o September 30, 2002 Combined Annual Report

64

NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
================================================================================

All investment advisory fees are accrued daily and paid monthly. Berger has delegated the day-to-day investment management of BSCV and BMCV to Perkins, Wolf, McDonnell & Company ("PWM"). Additionally, Berger has delegated the day-to-day investment management of TECH, BSCVII and BLCV to Bay Isle Financial LLC ("Bay Isle"), a wholly-owned subsidiary of Berger.

Berger has agreed to waive its advisory fee for TECH; Inv and TECH; Inst to the extent that each class' normal operating expenses (including the advisory fee and 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses) in any fiscal year exceed 2.00% and 1.50%, respectively, for the fiscal year. Berger has agreed to reimburse BSCG; Inst and BMCV; Inst to the extent that each class' transfer agency and registration fees, in aggregate, exceed .20% and .25%, respectively, of the class' average daily net assets in any fiscal year. Berger has agreed to reimburse BLCV; Inv and BLCV; Inst to the extent that each class' transfer agency, shareholder reporting and registration fees, in aggregate, exceed .15% and .05%, respectively,of the class' average net assets in any fiscal year. Berger has also agreed to reimburse all classes of BSCVII to the extent that each class' transfer agency, shareholder reporting and registration fees exceed .25% of the class' average net assets.

The Funds have entered into administrative services agreements with Berger. Berger currently provides administrative services to the Funds at no cost (except BIF).

Pursuant to its administrative services agreement with Berger, BIF pays Berger a fee at an annual rate equal to the lesser of 0.45% of its average daily net assets or Berger's annual cost to provide or procure all of the services necessary for the operation of BIF (including transfer agency, printing and mailing, pricing services and audit fees) plus 0.02% of BIF's average daily net assets. Under the agreement, Berger is responsible at its own expense for providing or procuring such administrative services, excluding legal and registration fees.

The Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The BSCG, TECH, BSCV, BMCV and BLCV Plans apply only to the Investor Shares class of each Fund. The BSCVII Plan applies only to the Investor Shares and Service Shares classes of the Fund. The Plans provide for the payment to Berger of a 12b-1 fee of .25% per annum of each Fund's average daily net assets (or the net assets of a particular class of shares, where applicable) to finance activities primarily intended to result in the sale of Fund shares. The Plans provide that such payments will be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Funds. During the period in which BSCV; Inv is closed, Berger shall reduce the 12b-1 fee payable by BSCV; Inv by the amount of such fee that is not utilized by Berger to provide, or to compensate third party administrators or other companies for providing, shareholder services in connection with the distribution of shares. In addition, beginning in June 2002, Berger has voluntarily agreed to waive the 12b-1 fees payable by Growth, BLCG, BMCG, BSCG,TECH and BBAL to the extent that such fees are not utilized by Berger to compensate third-party administrators for distribution activities.

Pursuant to a shareholder services agreement with Berger, BSCVII;Svc pays to Berger a fee at an annual rate equal to 0.25% of its average daily net assets for providing, or for procuring through financial intermediaries, services to shareholders. Berger has agreed to waive such fee to the extent that the fee is not utilized by Berger to pay for costs associated with providing services to shareholders of BSCVII;Scv. The Funds (except BIF) have also entered into custody, recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreements provide for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by each Fund, based on the cash balances of each Fund held by State Street as custodian. The Funds could have employed these cash balances to produce income if they had not entered into this expense reduction arrangement with State Street. Such reductions are included in Earnings Credits in the Statement of Operations.

DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds. DST Securities, Inc., a wholly-owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive an amount equal to the brokerage commissions paid to DST Securities, Inc. as credits against transfer agent fees and expenses. Such credits, if any, are included with credits received from other third-party directed brokerage credits as Brokerage Credits on the Statement of Operations. Brokerage commissions paid, credits received and fees paid to DST for shareholder accounting services for the year ended September 30, 2002, were as follows:

Fund                       Commissions               Credit              Fees
--------------------------------------------------------------------------------
Growth                       $18,421                $ 13,816         $1,988,379
BLCG                           7,912                   5,934            567,028
BMCG                              --                      --            352,239
BSCG                           2,463                   1,847          1,273,063
TECH                              --                      --            156,939
BIF                              N/A                     N/A                N/A
BSCV                              --                      --            584,147
BSCVII                            --                      --             10,091
BMCV                              --                      --            259,911
BLCV                              44                      33             11,782
BBAL                           1,200                     900            102,970
--------------------------------------------------------------------------------


Berger Funds o September 30, 2002 Combined Annual Report

                                                   Notes to Financial Statements
================================================================================

The directors/trustees of the Funds have also authorized portfolio transactions to also be placed through certain unaffiliated broker-dealers. When transactions are effected through such broker-dealers, a portion of the commission is credited against, and thereby reduces, operating expenses that the Funds would otherwise be obligated to pay. Such credits are also included as Brokerage Credits on the Statement of Operations.

Certain officers and/or directors of Berger are also officers and/or directors/trustees of the Funds. Directors/Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among the entire Berger Funds complex. For the year ended September 30, 2002, such directors'/trustees' fees and expenses totaled $462,414 for the Funds.

Growth, BLCG, BIP Trust, OMNI Trust and BWP Trust have adopted a director/trustee fee deferral plan (the "Plan") which allows the non-affiliated directors/trustees to defer the receipt of all or a portion of the directors'/trustees' fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

A 1% redemption fee is retained by TECH;Inv and TECH;Inst to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than six months. The redemption fee, which had no impact to either class' total return for the year ended September 30, 2002, is accounted for as an addition to Paid-in Capital by each class of shares. Total redemption fees received by TECH;Inv and TECH;Inst for the year ended September 30, 2002 were $8,637 and $1,649, respectively.

3.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) during the year ended September 30, 2002, were as follows:

Fund                                   Purchases                           Sales
--------------------------------------------------------------------------------
Growth                            $1,131,974,077                  $1,246,454,480
BLCG                                 295,662,530                     343,350,114
BMCG                                 178,700,648                     176,203,159
BSCG                               1,205,391,328                   1,310,182,628
TECH                                  17,078,292                      20,446,966
BIF(1)                                       N/A                             N/A
BSCV                               1,328,627,072                   1,133,306,079
BSCVII                                 9,167,310                         746,852
BMCV                               1,103,894,002                     323,081,833
BLCV                                  17,645,992                       8,855,163
BBAL                                  83,457,763                     107,333,383
--------------------------------------------------------------------------------

(1)See the Portfolio's Notes to Financial Statements for information regarding purchases and sales proceeds of investment securities.

BBAL had purchases of $2,327,362 of long-term U.S. government securities and no sales during the year ended September 30, 2002. No other Funds purchased or sold long-term U.S. government securities.

FUTURES AND FORWARD CONTRACTS

Each Fund may hold certain types of forward foreign currency exchange contracts and/or futures contracts for the purpose of hedging each portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market, a lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Upon entering a futures contract, a Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is effected. Pursuant to the contracts, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as realized or unrealized gain or loss, as appropriate. Realized gains or losses on these con-tracts are presented as a separate component in the Statement of Operations. Realized and unrealized gains or losses on forward foreign currency contracts are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations. At September 30, 2002, the Funds had no outstanding futures or forward currency contracts.

SECURITIES LENDING

Under an agreement with State Street, BMCG, BSCG, TECH, the Portfolio, BMCV and BBAL have the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater than the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Fund and State Street, as lending agent.

At September 30, 2002, the Funds had securities on loan with the following market values:

Fund                                                                      Value
--------------------------------------------------------------------------------
BMCG                                                                $ 6,231,487
BSCG                                                                 74,966,822
TECH                                                                  2,039,030
BIF(1)                                                                      N/A
BMCV                                                                 70,648,499
--------------------------------------------------------------------------------

(1) See the Portfolio's Financial Statements for market value of securities on loan.


                        Berger Funds o September 30, 2002 Combined Annual Report

66

NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
================================================================================

REPURCHASE AGREEMENTS

Repurchase agreements held by a Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Funds may have elements of risk due to concentrated investments in specific industries, foreign issuers located in a specific country or certain restricted securities. Such concentrations may subject the Fund to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value of securities. Certain Funds may have registration rights for specific restricted securities, which may require that registration costs be borne by that Fund.

4.  FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.The tax composition of dividends and distributions to shareholders were as follows:

                          Ordinary               Long-term           Return of
                            Income           Capital Gains             Capital
--------------------------------------------------------------------------------
BIF                   $  1,121,115                      --             $18,790
BSCV                   171,000,477             $90,551,169                  --
BMCV                     3,553,594               1,920,442                  --
BLCV                        16,352                      --                  --
BBAL                       624,300                      --                  --
--------------------------------------------------------------------------------

Dividends received by shareholders of the Funds, which are derived from foreign source income, and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. During the year ended September 30, 2002, BIF paid $61,377 of foreign taxes on $372,850 of foreign source income.

The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and foreign currency transactions. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.

The tax components of capital represent distribution requirements the Funds must satisfy and losses or tax deductions the Funds may be able to offset against income and capital gains realized in future years.

                   Federal       Gross Tax         Gross Tax             Net Tax
Fund              Tax Cost    Appreciation      Depreciation        Depreciation
--------------------------------------------------------------------------------
Growth      $  566,922,870    $  8,779,300    $ (69,433,718)      $ (60,654,418)
BLCG           219,522,575       4,597,668      (39,224,834)        (34,627,166)
BMCG            99,960,640       2,112,082      (11,224,227)         (9,112,145)
BSCG           324,432,300      18,735,225      (21,377,834)         (2,642,609)
TECH            44,213,698       1,598,690      (26,687,508)        (25,088,818)
BIF(1)                 N/A             N/A               N/A                 N/A
BSCV         3,142,122,878     220,458,983     (675,895,648)       (455,436,665)
BSCVII           8,661,856         178,475       (1,550,252)         (1,371,777)
BMCV         1,057,293,731      10,216,299     (174,872,513)       (164,656,214)
BLCV             7,503,773          77,527       (1,470,762)         (1,393,235)
BBAL            58,010,055       1,929,865       (6,766,158)         (4,836,293)
--------------------------------------------------------------------------------

(1) See the Portfolio's Notes to Financial Statements for information on federal tax cost of securities.

              Undistributed       Accumulated                     Cum. Effect of
                   Ordinary    Capital Gains/      Post-October     Other Timing
Fund                 Income          (Losses)     Loss Deferral      Differences
--------------------------------------------------------------------------------
Growth           $       --    $(381,041,258)    $(231,222,910)       $(407,067)
BLCG                     --      (66,647,380)      (90,993,772)         (84,257)
BMCG                     --     (147,780,918)      (46,028,891)          (4,775)
BSCG                     --     (428,500,788)     (231,815,477)        (159,201)
TECH                     --      (28,139,172)      (13,357,029)          (3,976)
BIF                      --         (599,748)       (1,698,651)          (5,678)
BSCV              5,183,749       113,163,281                --        (234,278)
BSCVII                   --                --          (38,676)             (83)
BMCV              1,728,190       (1,257,557)      (12,684,737)         (19,190)
BLCV                 40,138                --       (1,662,042)            (210)
BBAL                811,314      (14,741,105)      (15,797,584)         (20,513)
--------------------------------------------------------------------------------

The differences between book and tax appreciation/depreciation are primarily due to wash sale loss deferrals and, in the case of BSCV, returns of capital on REIT investments. Accumulated capital losses represent net capital loss carry-overs, which may be used to offset future realized capital gains for federal income tax purposes, and expire in 2009 and 2010. During the year ended September 30, 2002, the Funds elected to defer post-October 31 net capital and/or currency losses, above, to the year ended September 30, 2003. The cumulative effect of other timing differences is primarily composed of deferred directors'/trustees' fees.


Berger Funds o September 30, 2002 Combined Annual Report

                                                   Notes to Financial Statements
================================================================================

5.  LINE OF CREDIT

The Funds, excluding BIF, are party to an ongoing agreement with State Street that allows the funds managed by Berger, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the Fund that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee by the Funds based on the average daily unused portion of the line of credit. No Funds had line of credit borrowings outstanding at September 30, 2002.

6.  CAPITAL SHARE TRANSACTIONS

The following Funds are authorized to issue an unlimited number of shares of each share class with a par value of $0.01 per share. Transactions in capital shares and dollars for the periods presented were as follows:

BERGER SMALL COMPANY GROWTH FUND

                                                                              Year Ended                       Year Ended
                                                                          September 30, 2002                September 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
Shares sold                                                           81,328,963    $ 219,742,903      149,475,833    $ 679,690,393
Shares issued to shareholders in reinvestment of distributions              --               --         43,098,552      197,391,370
Shares redeemed                                                     (118,618,960)    (309,517,567)    (151,960,144)    (683,097,138)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     (37,289,997)     (89,774,664)      40,614,241      193,984,625
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                                                              347,338        1,076,339          261,638        1,181,467
Shares issued to shareholders in reinvestment of distributions              --               --            154,308          706,729
Shares redeemed                                                         (917,916)      (2,620,007)        (386,132)      (1,842,704)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        (570,578)      (1,543,668)          29,814           45,492
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) from Capital Share Transactions            (37,860,575)   $ (91,318,332)      40,644,055    $ 194,030,117
------------------------------------------------------------------------------------------------------------------------------------


BERGER INFORMATION TECHNOLOGY FUND

                                                                               Year Ended                       Year Ended
                                                                           September 30, 2002               September 30, 2001(1)
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
Shares sold                                                             1,280,679    $  7,330,998         2,087,383    $ 22,204,749
Shares issued to shareholders in reinvestment of distributions               --              --                --              --
Shares redeemed                                                        (1,549,833)     (8,711,498)       (1,424,139)    (13,569,166)
------------------------------------------------------------------------------------------------------------------------------------
                                                                         (269,154)     (1,380,500)          663,244       8,635,583
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                                                               560,160       3,651,524           768,620       7,896,851
Shares issued to shareholders in reinvestment of distributions               --              --                --              --
Shares redeemed                                                        (2,277,255)     (9,899,490)       (1,224,649)    (10,936,423)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       (1,717,095)     (6,247,966)         (456,029)     (3,039,572)
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) from Capital Share Transactions              (1,986,249)   $ (7,628,466)          207,215    $  5,596,011
------------------------------------------------------------------------------------------------------------------------------------

BERGER SMALL CAP VALUE FUND

                                                                              Year Ended                        Year Ended
                                                                          September 30, 2002                September 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
Shares sold                                                           37,495,014    $1,052,632,541      34,530,924    $ 931,233,180
Shares issued to shareholders in reinvestment of distributions         4,108,932       114,105,214       2,430,541       58,916,317
Shares redeemed                                                      (31,375,812)     (849,533,643)    (15,327,877)    (407,415,589)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      10,228,134       317,204,112      21,633,588      582,733,908
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                                                           19,936,603       557,828,626      21,767,562      586,550,787
Shares issued to shareholders in reinvestment of distributions         3,910,376       108,903,964       2,546,099       61,844,742
Shares redeemed                                                      (16,646,555)     (451,259,715)    (10,784,271)    (286,057,364)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       7,200,424       215,472,875      13,529,390      362,338,165
------------------------------------------------------------------------------------------------------------------------------------
Total Increase from Capital Share Transactions                        17,428,558    $  532,676,987      35,162,978    $ 945,072,073
------------------------------------------------------------------------------------------------------------------------------------

(1) All per share data for Berger Information Technology Fund for the year ended September 30, 2001 has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.


                        Berger Funds o September 30, 2002 Combined Annual Report

68

NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
================================================================================

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)
BERGER SMALL CAP VALUE FUND II

                                                                                 Period Ended
                                                                             September 30, 2002(1)
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR SHARES

Shares sold                                                               698,547       $ 6,828,081
Shares issued to shareholders in reinvestment of distributions               --                --
Shares redeemed                                                          (102,703)         (936,301)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          595,844         5,891,780
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                                                               228,352         2,295,846
Shares issued to shareholders in reinvestment of distributions               --                --
Shares redeemed                                                              (872)           (7,911)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          227,480         2,287,935
------------------------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Shares sold                                                                43,763           423,240
Shares issued to shareholders in reinvestment of distributions               --                --
Shares redeemed                                                              (221)           (1,920)
------------------------------------------------------------------------------------------------------------------------------------
                                                                           43,542           421,320
------------------------------------------------------------------------------------------------------------------------------------
Total Increase from Capital Share Transactions                            866,866       $ 8,601,035
------------------------------------------------------------------------------------------------------------------------------------

BERGER MID CAP VALUE FUND

                                                                              Year Ended                        Year Ended
                                                                         September 30, 2002(2)              September 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
Shares sold                                                          66,533,111    $1,103,416,314       14,414,041    $ 228,010,909
Shares issued to shareholders in reinvestment of distributions          314,852         5,242,309          302,554        4,132,892
Shares redeemed                                                     (20,197,833)     (321,001,723)      (6,617,457)    (101,230,761)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     46,650,130       787,656,900        8,099,138      130,913,040
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                                                           8,570,697       129,506,195
Shares issued to shareholders in reinvestment of distributions             --                --
Shares redeemed                                                        (475,589)       (6,819,860)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      8,095,108       122,686,335
------------------------------------------------------------------------------------------------------------------------------------
Total Increase from Capital Share Transactions                       54,745,238    $  910,343,235        8,099,138    $ 130,913,040
------------------------------------------------------------------------------------------------------------------------------------

BERGER LARGE CAP VALUE FUND

                                                                          Year Ended
                                                                     September 30, 2002(3)
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
Shares sold                                                          414,887    $ 4,450,304
Shares issued to shareholders in reinvestment of distributions           597          6,656
Shares redeemed                                                      (83,838)      (832,343)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     331,646      3,624,617
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                                                          880,588      9,702,530
Shares issued to shareholders in reinvestment of distributions           864          9,647
Shares redeemed                                                     (444,459)    (4,228,963)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     436,993      5,483,214
------------------------------------------------------------------------------------------------------------------------------------
Total Increase from Capital Share Transactions                       768,639    $ 9,107,831
------------------------------------------------------------------------------------------------------------------------------------

(1)For the period from March 28, 2002 (commencement of operations) to September 30, 2002.

(2)Share data for Institutional Shares is for the period from May 17, 2002 (commencement of operations for Institutional shares to September 30, 2002.

(3)Includes share data for the one day of operations during the period ended September 30, 2001.


Berger Funds o September 30, 2002 Combined Annual Report

================================================================================

7. REORGANIZATIONS

On May 10, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired all of the assets and liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to plan of reorganization approved by the Acquired Funds' shareholders. The number and value of shares issued by the Acquiring Funds are presented in the Statement of Changes. Berger incurred the costs associated with the reorganizations. Net assets and unrealized depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                 Acquired Fund             Net
Acquiring                               Acquired       Acquiring Fund       Acquired Fund         Unrealized          Assets After
Fund                                        Fund          Net Assets         Net Assets          Depreciation        Reorganization
------------------------------------------------------------------------------------------------------------------------------------
Growth                        Berger Select Fund        $645,614,489        $17,248,651          $(1,676,094)         $662,863,140
BMCG                  Berger New Generation Fund          26,550,625        110,079,860          (11,811,529)          136,630,485
------------------------------------------------------------------------------------------------------------------------------------

Utilization of acquired capital loss carryovers for Growth and BMCG may be limited in future years due to federal income tax rules.

8.  OTHER MATTERS

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger, announced its intention to consolidate all of its investment advisory and Fund administrative operations under Janus Capital Management LLC ("Janus") on or before December 31,2002. As the transaction is presently contemplated, Berger, the investment adviser to the Berger Funds, will be consolidated into Janus and Berger will cease to exist.

It is anticipated that portfolio management of BSCV, BSCVII, BMCV and BLCV, which are advised by sub-advisers to Berger, will not be affected. It is presently anticipated that a change in administration for all Funds and a change in portfolio management of Growth, BLCG, BMCG, BSCG,TECH, BIF and BBAL will occur.

The directors/trustees of the Berger Funds will be responsible for selecting a new adviser and administrator for the Funds and have begun considering the alternatives. Berger will continue to provide investment advisory and administrative services to the Funds until the completion of the transaction. It is anticipated that the consolidation of Stilwell and any changes in the portfolio management of the Funds will be completed in the first quarter of 2003.


                        Berger Funds o September 30, 2002 Combined Annual Report

70

BERGER
INTERNATIONAL PORTFOLIO
================================================================================

SCHEDULE OF INVESTMENTS

                                                                                                                 September 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
Country/SharesCompany    Industry                                                                                             Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (100.03%)
Australia (3.80%)
  183,114                Brambles Industries Ltd.                        Transport                                      $   641,388
  315,558                Fosters Group Ltd.                              Restaurants/Pubs/Breweries                         789,987
   75,010                National Australia Bank Ltd.                    Banks                                            1,363,781
  155,738                News Corp. Ltd.                                 Media & Photography                                743,401
  167,720                Westpac Banking Corp. Ltd.                      Banks                                            1,261,463
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,800,020
------------------------------------------------------------------------------------------------------------------------------------

Finland (0.98%)
   92,767                Nokia Oyj                                       Information Technology Hardware                  1,232,681
------------------------------------------------------------------------------------------------------------------------------------

France (8.54%)
   68,710                Aventis SA                                      Pharmaceuticals                                  3,597,748
  130,112                AXA                                             Insurance                                        1,276,444
   16,880                Lafarge SA                                      Construction & Building Materials                1,347,469
   34,683                TotalFinaElf SA - Class B                       Oil & Gas                                        4,564,107
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,785,768
------------------------------------------------------------------------------------------------------------------------------------

Germany (6.50%)
    8,032                Allianz AG - Reg.                               Insurance                                          687,586
   71,415                Bayer AG                                        Chemicals - Commodity                            1,231,175
   66,610                Bayerische Motoren Werke AG                     Automobiles                                      2,139,397
   18,327                Deutsche Bank AG - Reg.                         Banks                                              833,789
   70,254                E.On AG                                         Diversified Industrials                          3,317,675
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,209,622
------------------------------------------------------------------------------------------------------------------------------------

Hong Kong (2.97%)
  195,000                Cheung Kong (Holdings) PLC                      Real Estate                                      1,232,571
  114,000                Hong Kong Electric Holdings Ltd.                Electricity                                        485,259
5,740,000                Petrochina Co. Ltd.                             Oil & Gas                                        1,162,785
  148,000                Sun Hung Kai Properties Ltd.                    Real Estate                                        869,076
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,749,691
------------------------------------------------------------------------------------------------------------------------------------

Italy (4.00%)
  221,832                ENI S.p.A.                                      Oil & Gas                                        3,041,926
  283,758                Telecom Italia S.p.A.                           Telecommunications Services                      2,021,242
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,063,168
------------------------------------------------------------------------------------------------------------------------------------

Japan (14.60%)
   15,610                ACOM Co. Ltd.                                   Specialty & Other Finance                          659,099
  124,000                Canon, Inc.                                     Electronic & Electrical Equipment                 4,054,052
   57,000                Fuji Photo Film Co. Ltd.                        Media & Photography                              1,699,675
  241,000                Hitachi Ltd.                                    Information Technology Hardware                  1,207,623
   54,200                Honda Motor Co. Ltd.                            Automobiles                                      2,194,981
   23,200                Hoya Corp. +                                    Electronic & Electrical Equipment                 1,438,863
   13,100                Nintendo Co. Ltd.                               Entertainment/Leisure/Toys                       1,525,921
      573                NTT DoCoMo, Inc.                                Telecommunications Services                        979,045
    6,700                Rohm Co. Ltd.                                   Information Technology Hardware                    786,487
    7,800                SMC Corp. +                                     Engineering & Machinery                            702,247
   20,300                Sony Corp.                                      Household Goods & Textiles                         852,121
   58,300                Takeda Chemicals Industries Ltd.                Pharmaceuticals                                  2,351,444
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         18,451,558
------------------------------------------------------------------------------------------------------------------------------------


Berger Funds o September 30, 2002 Combined Annual Report

                                                         International Portfolio
================================================================================

SCHEDULE OF INVESTMENTS

                                                                                                                  September 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
Country/SharesCompany         Industry                                                                                        Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (100.03%) - CONTINUED
Netherlands (9.58%)
  167,572                     ABN Amro Holdings NV                           Banks                                     $  1,834,325
   27,392                     Heineken NV                                    Beverages                                    1,074,629
  208,906                     ING Groep NV                                   Banks                                        2,891,505
  131,330                     Koninklijke Ahold NV                           Food & Drug Retailers                        1,555,672
  123,261                     Koninklijke Phillips Electronics NV            Household Goods & Textiles                   1,790,103
  124,527                     Reed Elsevier NV                               Media & Photography                          1,487,390
   48,340                     TPG NV                                         Support Services                               809,967
   28,456                     VNU NV                                         Media & Photography                            660,939
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,104,530
------------------------------------------------------------------------------------------------------------------------------------

Portugal (0.21%)
  178,052                     Electricidade de Portugal SA                   Electricity                                    265,619
------------------------------------------------------------------------------------------------------------------------------------

South Korea (2.29%)
   22,400                     Kookmin Bank - Spon. ADR                       Banks                                          793,632
   25,202                     Pohang Iron & Steel Co. - Spon. ADR            Steel & Other Materials                        543,859
   13,149                     Samsung Electronics Co. Ltd. - GDR Reg.        Electronic & Electrical Equipment            1,558,157
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,895,648
------------------------------------------------------------------------------------------------------------------------------------

Spain (2.91%)
  344,272                     Banco Santander Central Hispano SA             Banks                                        1,758,438
  257,083                      Telefonica SA*                                Telecommunications Services                  1,915,048
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,673,486
------------------------------------------------------------------------------------------------------------------------------------

Switzerland (13.04%)
   24,150                     Nestle SA Reg.                                 Food Producers & Processors                  5,268,496
   75,874                     Novartis AG Reg.                               Pharmaceuticals                              2,994,350
   34,352                     Roche Holding AG                               Pharmaceuticals                              2,319,225
   47,845                     Swiss Re Reg.                                  Insurance                                    2,685,609
   77,081                     UBS AG Reg.                                    Banks                                        3,201,264
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         16,468,944
------------------------------------------------------------------------------------------------------------------------------------

United Kingdom (30.61%)
   65,040                     3i Group PLC                                   Investment Co.                                 440,134
  576,352                     Barclays PLC                                   Banks                                        3,361,816
   70,377                     Boots Co. PLC                                  Retail Trade                                   583,987
  333,227                     BP PLC                                         Oil & Gas                                    2,223,599
  155,006                     British American Tobacco PLC                   Tobacco                                      1,579,503
  216,783                     Cadbury Schweppes PLC                          Food Producers & Processors                  1,446,577
  265,398                     Compass Group PLC                              Restaurants/Pubs/Breweries                   1,104,259
  320,246                     Diageo PLC                                     Beverages                                    3,967,237
  221,707                     GlaxoSmithKline PLC                            Pharmaceuticals                              4,281,657
  248,273                     Hilton Group PLC                               Leisure, Entertainment, & Hotels               623,702
  191,070                     HSBC Holdings PLC                              Commercial Banks & Other Banks               1,931,994
  168,253                     Kingfisher PLC                                 Retail Trade                                   544,199
  431,947                     Lloyds TSB Group PLC                           Banks                                        3,184,149
  225,915                     Prudential Corp. PLC                           Life Assurance                               1,204,238
   46,000                     RMC Group PLC                                  Construction & Building Materials              302,621
  539,250                     Shell Transport And Trading Co. PLC            Oil & Gas                                    3,208,904
   49,666                     Smiths Group PLC                               Aerospace & Defense                            499,856
  430,435                     Tesco PLC                                      Food & Drug Retailers                        1,390,512
  144,600                     TI Automotive Ltd. -
                              Ordinary A Shares*@ #                          Automobile Components                               --


                        Berger Funds o September 30, 2002 Combined Annual Report

72


BERGER
INTERNATIONAL PORTFOLIO
================================================================================

SCHEDULE OF INVESTMENTS

                                                                                                                  September 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
Country/SharesCompany                                                        Industry                                          Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (100.03%) - CONTINUED
United Kingdom (30.61%) - CONTINUED
  350,919                     Unilever PLC                                   Food Producers & Processors              $   3,179,143
1,807,845                     Vodafone Group PLC                             Telecommunications Services                  2,313,376
   68,054                     Wolseley PLC                                   Construction & Building Materials              540,135
  114,400                     WPP Group PLC                                  Media & Photography                            766,077
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         38,677,675
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost $139,202,965)                                                                                  126,378,410
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost $139,202,965) (100.03%)                                                                         126,378,410
Total Other Assets, Less Liabilities (-0.03%)                                                                               (39,686)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                                                  $ 126,338,724
------------------------------------------------------------------------------------------------------------------------------------

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

                           Contract   Maturity            Value on    Unrealized
              Currency       Amount       Date  September 30, 2002  Appreciation
--------------------------------------------------------------------------------
Sell      Japanese Yen  137,736,000   10/15/02         $ 1,132,357      $ 12,038
Sell      Japanese Yen   34,748,000   10/28/02             285,871         4,179
Sell      Japanese Yen   73,707,000   10/28/02             606,387         7,409
--------------------------------------------------------------------------------
                                                       $ 2,024,615      $ 23,626
--------------------------------------------------------------------------------

*Non-income producing security.

@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Portfolio's trustees.

+ - Security is designated as collateral for forward foreign currency contracts.

ADR - American Depositary Receipt.

GDR - Global Depository Receipt.

PLC - Public Limited Company.

#  Schedule of Restricted Securities and/or Illiquid Securities

                                                                      FAIR VALUE
                                  DATE                    FAIR            AS A %
                              ACQUIRED       COST        VALUE     OF NET ASSETS
--------------------------------------------------------------------------------
TI Automotive Ltd. -
Ordinary A Shares
Common Stock                 6/30/2001         $0           $0             0.00%

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                                                         International Portfolio
================================================================================

STATEMENT OF ASSETS AND LIABILITIES

                                                           September 30, 2002
--------------------------------------------------------------------------------
ASSETS
Investments, at cost                                             $139,202,965
--------------------------------------------------------------------------------
Investments, at value                                            $126,378,410(1)
Cash                                                                    6,985
Foreign cash (cost $11,468)                                            11,561
Receivables
   Investment securities sold                                       1,599,732
   Contributions                                                       44,952
   Dividends                                                          867,787
Other investments (Note 3)                                         15,058,460
Net unrealized appreciation on forward currency contracts              23,626
--------------------------------------------------------------------------------
   Total Assets                                                   143,991,513
--------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                                    184,311
   Withdrawals                                                        382,528
   Loan payable to bank                                             1,870,000
   Interest                                                            11,334
   Securities loaned                                               15,058,460
Accrued investment advisory fees                                      100,186
Accrued custodian and accounting fees                                   8,210
Accrued audit fees                                                     37,760
--------------------------------------------------------------------------------
   Total Liabilities                                               17,652,789
--------------------------------------------------------------------------------
NET ASSETS                                                       $126,338,724
--------------------------------------------------------------------------------

(1)Includes securities on loan with a value totaling $14,313,857.

STATEMENT OF OPERATIONS

                                                                     Year Ended
                                                             September 30, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of foreign taxes withheld)                      $   3,874,508
   Interest                                                              65,771
   Securities lending income                                            321,411
--------------------------------------------------------------------------------
   Total Income                                                       4,261,690
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fees                                           1,778,311
   Accounting fees                                                       46,808
   Custodian fees                                                        64,854
   Audit fees                                                            38,388
   Legal fees                                                             3,258
   Trustees' fees and expenses                                           17,446
   Interest expense                                                      30,243
   Other expenses                                                         1,360
--------------------------------------------------------------------------------
   Gross Expenses                                                     1,980,668
   Less brokerage credits                                               (19,716)
   Less earnings credits                                                   (968)
--------------------------------------------------------------------------------
   Net Expenses                                                       1,959,984
--------------------------------------------------------------------------------
   Net Investment Income                                              2,301,706
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized loss on securities and foreign
   currency transactions                                            (40,769,529)
Net change in unrealized appreciation on securities
   and foreign currency transactions                                 11,520,817
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                                    (29,248,712)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (26,947,006)
--------------------------------------------------------------------------------
Foreign taxes withheld                                            $     712,992
================================================================================

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

74

BERGER
INTERNATIONAL PORTFOLIO
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended September 30,                              2002            2001
--------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                             $   2,301,706   $   5,872,111
Net realized loss on securities and
  foreign currency transactions                     (40,769,529)    (17,430,588)
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                              11,520,817     (72,926,505)
--------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting
  from Operations                                   (26,947,006)    (84,484,982)
--------------------------------------------------------------------------------
FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTEREST
Contributions                                       273,803,067     753,515,376
Withdrawals                                        (356,669,512)   (744,646,177)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Derived from Investors' Beneficial
  Interest Transactions                             (82,866,445)      8,869,199
--------------------------------------------------------------------------------
Net Decrease in Net Assets                         (109,813,451)    (75,615,783)
NET ASSETS
Beginning of period                                 236,152,175     311,767,958
--------------------------------------------------------------------------------
End of period                                     $ 126,338,724   $ 236,152,175
--------------------------------------------------------------------------------

                                                                                        Years Ended September 30,
                                                                    2002           2001           2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (in thousands)                          $126,339       $236,152       $311,768     $265,211      $177,596
Net expense ratio to average net assets(1)                            0.95%          0.95%          0.97%        1.00%         1.00%
Ratio of net investment income to average net assets                  1.10%          2.04%          0.73%        0.75%         3.45%
Gross expense ratio to average net assets                             0.95%          0.95%          0.97%        1.01%         1.04%
Portfolio turnover rate                                                 39%            41%            31%          16%           17%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

See notes to financial statements.

Berger Funds o September 30, 2002 Combined Annual Report

NOTES TO FINANCIAL
STATEMENTS
September 30, 2002                                       International Portfolio
================================================================================

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Berger International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is the only series established under the Berger Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. Currently there are three investors in the Portfolio: the Berger International Fund, the International Equity Fund and the Berger International CORE Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

FEDERAL INCOME TAX STATUS

The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are reported as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium (see "Change in Accounting Principle" note). Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

CHANGE IN ACCOUNTING PRINCIPLE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and was effective for fiscal years beginning after December 15,2000. Effective October 1, 2001, the Portfolio adopted the provisions of the Guide and, as a result, amortizes discount and premium on debt securities. Prior to October 1, 2001, the Portfolio did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Portfolio. Additionally, the effect of this change had no impact on the Portfolio's components of net assets or on its changes in net assets from operations for the year ended September 30, 2002.


                        Berger Funds o September 30, 2002 Combined Annual Report

76


NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
--------------------------------------------------------------------------------


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. AGREEMENTS

Berger Financial Group LLC ("Berger", formerly Berger LLC) serves as investment adviser to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to Berger according to the following schedule:

Average Daily Net Assets                                    Annual Rate
--------------------------------------------------------------------------------
First $500 million                                                 .85%
Next $500 million                                                  .80%
Over $1 billion                                                    .75%

The investment advisory fee is accrued daily and paid monthly. Berger has delegated the day-to-day investment management of the Portfolio to Bank of Ireland Asset Management (U.S.) Limited ("BIAM"). Berger pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio. Berger is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio. The Portfolio has entered into custody, recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreements provide for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other funds in the Berger Funds complex. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by State Street as custodian. The Portfolio could have employed these cash balances to produce income if it had not entered into this expense reduction agreement with State Street. Such reductions are included in Earnings Credits in the Statement of Operations.

The trustees of the Portfolio have authorized portfolio transactions to be placed through certain unaffiliated broker-dealers. When transactions are effected through such broker-dealers, a portion of the commission is credited against, and thereby reduces, operating expenses that the Portfolio would otherwise be obligated to pay. Such credits are included as Brokerage Credits on the Statement of Operations. No such credits were earned from affiliated broker-dealers. Certain officers and trustees of the Trust are officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among all of the funds in the Berger Funds complex. The Portfolio's portion of the trustees' fees and expenses for the year ended September 30, 2002, totaled $17,446. The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds managed by Berger until distribution in accordance with the Plan.

3. INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) during the year ended September 30, 2002 were as follows:

  Purchases                                                                Sales
--------------------------------------------------------------------------------
$79,338,226                                                         $147,618,814
--------------------------------------------------------------------------------

There were no purchases or sales of long-term U.S. government securities during the year ended September 30, 2002.

UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES

At September 30, 2002, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held were as follows:

                                  Gross                 Gross
                             Unrealized            Unrealized                Net
Federal Tax Cost           Appreciation          Depreciation       Depreciation
--------------------------------------------------------------------------------
  $146,031,876              $13,331,321         $(32,984,787)      $(19,653,466)
--------------------------------------------------------------------------------

The difference between book and tax appreciation/depreciation is primarily due to wash sale loss deferrals.

FORWARD CURRENCY CONTRACTS

The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward

                        Berger Funds o September 30, 2002 Combined Annual Report

                                                         INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------


foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized and unrealized gains or losses on these securities are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

SECURITIES LENDING

Under an agreement with State Street, the Portfolio has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater than the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Portfolio and State Street as lending agent.

REPURCHASE AGREEMENTS

Repurchase agreements held by the Portfolio are fully collateralized by U.S. government and government agency securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Portfolio may have elements of risk due to concentrated investments in specific industries, foreign issuers located in a specific country or certain restricted securities. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value of securities. The Portfolio may have registration rights for specific restricted securities, which may require that registration costs be borne by the Portfolio.

4. LINE OF CREDIT

The Portfolio, along with certain other funds managed by Berger, is party to an ongoing agreement with State Street that allows these funds and the Portfolio, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee by the Funds based on the average daily unused portion of the line of credit. At September 30, 2002, the Portfolio had line of credit borrowings outstanding of $1,870,000. Such borrowings are considered short-term and were repaid subsequent to September 30, 2002.

5. OTHER MATTERS

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger, announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus") on or before December 31, 2002. As the transaction is presently contemplated, Berger, the investment adviser to the Berger Funds, will be consolidated into Janus and Berger will cease to exist.

It is presently anticipated that a change in portfolio management of the Portfolio will occur.

The directors/trustees of the Berger Funds will be responsible for selecting a new adviser for the Portfolio and have begun considering the alternatives. Berger will continue to provide investment advisory and administrative services to the Berger Funds, including the Portfolio, until the completion of the transaction. It is anticipated that the consolidation of Stilwell and any changes in the portfolio management of the Portfolio will be completed in the first quarter of 2003.


                        Berger Funds o September 30, 2002 Combined Annual Report

78


FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------

BERGER GROWTH FUND
For a Share Outstanding Throughout the Period


                                                                                  Years Ended September 30,
                                                               2002            2001           2000          1999            1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $   6.95        $  20.87      $    15.56    $    11.99      $    21.51
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                                      (0.00)(1)       (0.00)(1)          --         (0.00)(1)          --
      Net realized and unrealized gains (losses) from
            investments and foreign currency transactions      (1.97)         (11.22)           8.89          4.55           (2.57)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (1.97)         (11.22)           8.89          4.55           (2.57)
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                          --           (2.70)          (3.58)        (0.98)          (6.95)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                 --           (2.70)          (3.58)        (0.98)          (6.95)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   4.98        $   6.95      $    20.87    $    15.56      $    11.99
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  (28.34)%        (59.38)%         60.93%        38.96%         (16.08)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)              $453,164        $722,977      $1,947,772    $1,333,794      $1,286,828
      Net expense ratio to average net assets(2)                1.45%           1.26%           1.13%         1.36%           1.38%
      Ratio of net investment loss to average net assets       (0.96)%         (0.77)%         (0.87)%       (0.38)%         (0.38)%
      Gross expense ratio to average net assets                 1.51%           1.26%           1.13%         1.36%           1.38%
      Portfolio turnover rate                                    177%            131%             70%          274%            280%

(1)   Amount represents less than $0.01 per share.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

BERGER LARGE CAP GROWTH FUND
For a Share Outstanding Throughout the Period

                                                                                       Years Ended September 30,
                                                                       2002        2001(4)       2000        1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $   9.73      $  21.41      $ 15.32    $  13.60      $  16.72
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                                    (0.00)(1)     (0.00)(1)       --       (0.00)(1)      0.04
      Net realized and unrealized gains (losses) from
            investments and foreign currency transactions             (2.80)        (9.49)        8.27        4.53         (0.30)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      (2.80)        (9.49)        8.27        4.53         (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                             --            --           --       (0.01)        (0.04)
      Distributions (from capital gains)                                 --         (2.19)       (2.18)      (2.80)        (2.82)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                        --         (2.19)       (2.18)      (2.81)        (2.86)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   6.93      $   9.73      $ 21.41    $  15.32      $  13.60
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                         (28.78)%      (47.79)%      56.09%      38.67%        (1.60)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                     $185,759      $318,504      $25,272    $379,356      $301,330
      Net expense ratio to average net assets(2)                       1.34%         1.25%        1.18%       1.35%         1.44%
      Ratio of net investment income (loss) to average net assets     (0.58)%       (0.00)%      (0.17)%     (0.22)%        0.25%
      Gross expense ratio to average net assets                        1.38%         1.25%        1.18%       1.35%         1.44%
      Portfolio turnover rate                                           106%           70%          74%        173%          417%(3)

(1)   Amount represents less than $0.01 per share.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

(3) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at the time.

(4) Effective January 29, 2001, the directors approved a change in the name and non-fundamental investment strategies of the Fund (see Note 1).

See notes to financial statements

                        Berger Funds o September 30, 2002 Combined Annual Report

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER MID CAP GROWTH FUND
For a Share Outstanding Throughout the Period


                                                                                                                         Period from
                                                                           Years Ended September 30,            December 31, 1997(1)
                                                                                                                    to September 30,
                                                                2002          2001          2000         1999               1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.76       $ 41.27       $  21.82      $ 10.93           $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                                      (0.00)(5)     (0.00)(5)         --        (0.00)(5)            --
      Net realized and unrealized gains (losses) from
            investments and foreign currency transactions      (3.08)       (25.80)         20.75        11.10              0.93
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (3.08)       (25.80)         20.75        11.10              0.93
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                          --         (4.71)         (1.30)       (0.21)               --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                 --         (4.71)         (1.30)       (0.21)               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  7.68       $ 10.76       $  41.27      $ 21.82           $ 10.93
------------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                               (28.62)%      (68.35)%        95.98%      102.76%             9.30%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)               $91,075       $30,418       $122,564      $25,550           $ 4,283
      Net expense ratio to average net assets(3)                1.87%         1.50%          1.28%        1.78%             2.00%(4)
      Ratio of net investment loss to average net assets       (1.41)%       (1.15)%        (0.84)%      (1.03)%          (0.82)%(4)
      Gross expense ratio to average net assets                 1.98%         1.50%          1.28%        1.78%             2.46%(4)
      Portfolio turnover rate(2)                                 308%          216%           150%         178%              262%

(1)   Commencement of investment operations.

(2)   Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

(4)   Annualized.

(5)   Amount represents less than $0.01 per share.

See notes to financial statements.


                        Berger Funds o September 30, 2002 Combined Annual Report

80


FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER SMALL COMPANY GROWTH FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period



                                                                                    Years Ended September 30,
                                                                2002          2001           2000             1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   2.46      $   7.43      $     4.86        $   3.61      $   5.33
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                                       (0.00)(1)     (0.00)(1)       (0.00)(1)       (0.00)(1)        --
      Net realized and unrealized gains (losses) from
            investments and foreign currency transactions       (0.84)        (3.93)           3.85            1.95         (1.24)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (0.84)        (3.93)           3.85            1.95         (1.24)
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                           --         (1.04)          (1.28)          (0.70)        (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                  --         (1.04)          (1.28)          (0.70)        (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   1.62      $   2.46      $     7.43        $   4.86      $   3.61
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                   (34.15)%      (59.36)%         84.27%          62.78%       (24.70)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)               $325,455      $586,070      $1,468,541        $675,637      $561,741
      Net expense ratio to average net assets(2)                 1.51%         1.32%           1.27%           1.60%         1.48%
      Ratio of net investment loss to average net assets        (1.17)%       (0.88)%         (0.83)%         (1.21)%       (1.01)%
      Gross expense ratio to average net assets                  1.55%         1.32%           1.27%           1.60%         1.59%
      Portfolio turnover rate                                     223%          147%             92%            128%           97%

(1)   Amount represents less than $0.01 per share

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

BERGER SMALL COMPANY GROWTH FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                                                                        Period from
                                                                         Years Ended September 30,              October 16, 1999(1)
                                                                        2002                   2001           to September 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $    2.48              $    7.43               $    4.87
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                                       (0.02)(6)              (0.00)(5)               (0.00)(5)
      Net realized and unrealized gains (losses) from
            investments and foreign currency transactions                (0.81)(6)              (3.91)                   3.86
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (0.83)                 (3.91)                   3.86
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                                    --                  (1.04)                  (1.30)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                           --                  (1.04)                  (1.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $    1.65              $    2.48               $    7.43
------------------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                                         (33.47)%               (59.03)%                 84.87%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                       $     414              $   2,036               $   5,886
      Net expense ratio to average net assets(4)                          1.11%                  1.02%                   1.05%(2)
      Ratio of net investment loss to average net assets                 (0.79)%                (0.57)%                 (0.47)%(2)
      Gross expense ratio to average net assets                           1.87%                  1.30%                   1.59%(2)
      Portfolio turnover rate(3)                                           223%                   147%                     92%

(1)   Commencement of investment operations for Institutional Shares.

(2)   Annualized.

(3)   Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

(5)   Amount represents less than $0.01 per share.

(6) Per share calculations for the period were based on average shares outstanding.

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER INFORMATION TECHNOLOGY FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period


                                                                                                                         Period from
                                                                       Years Ended September 30,                     July 2, 1999(1)
                                                              2002              2001(2)           2000(2)   to September 30, 1999(2)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    4.99          $  17.59       $   8.21             $  7.64
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                                      (0.00)(5)         (0.13)(7)      (0.00)(5)           (0.00)(5)
      Net realized and unrealized gains (losses) from
            investments and foreign currency transactions      (1.73)           (12.47)(7)       9.43                0.57
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (1.73)           (12.60)          9.43                0.57
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                          --                --          (0.05)                 --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                 --                --          (0.05)                 --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    3.26          $   4.99       $  17.59             $  8.21
------------------------------------------------------------------------------------------------------------------------------------
Total Return(6)                                               (34.67)%          (71.64)%       114.97%               7.46%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)             $  14,657          $ 23,764       $ 72,173             $ 4,811
      Net expense ratio to average net assets(3)                2.00%             1.75%          1.63%               1.83%(4)
      Ratio of net investment loss to average net assets       (1.70)%           (1.32)%        (1.36)%             (1.58)%(4)
      Gross expense ratio to average net assets                 2.10%             1.75%          1.63%               2.16%(4)
      Portfolio turnover rate(6)                                   43%               80%            38%                 31%

(1)   Commencement of investment operations for Investor Shares.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

(4)   Annualized.

(5)   Amount represents less than $0.01 per share.

(6)   Not annualized.

(7) Per share calculations for the period were based on average shares outstanding.


BERGER INFORMATION TECHNOLOGY FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                                         Period from                  Period from
                                                                                    March 1, 1999 to   Year Ended   April 8, 1997(1)
                                                   Years Ended September 30,           September 30,  February 28,   to February 28,
                                                2002       2001(2)       2000(2)             1999(2)       1999(2)           1998(2)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            5.04      $ 17.67      $  8.21          $  6.34         $  4.31       $ 2.86
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                      (0.08)(7)    (0.07)(7)    (0.00)(5)        (0.00)(5)       (0.04)       (0.01)
      Net realized and unrealized gains
            (losses) from investments
            and foreign currency
            transactions                       (1.65)(7)   (12.56)(7)     9.51             1.97            2.07         1.46
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               (1.73)      (12.63)        9.51             1.97            2.03         1.45
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)          --           --        (0.05)           (0.10)             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                 --           --        (0.05)           (0.10)             --           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  3.31      $  5.04      $ 17.67          $  8.21         $  6.34       $ 4.31
------------------------------------------------------------------------------------------------------------------------------------
Total Return(6)                               (34.32)%     (71.48)%     115.86%           31.30%          47.13%       50.75%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period
            (in thousands)                    $4,343      $15,269      $61,566          $20,094         $12,446       $2,674
      Net expense ratio to average
            net assets(3)                       1.27%        1.15%        1.03%            1.49%(4)        1.50%        1.50%(4)
      Ratio of net investment loss to
            average net assets                 (1.04)%      (0.72)%      (0.76)%          (1.22)%(4)      (1.19)%      (1.01)%(4)
      Gross expense ratio to average
            net assets                          1.31%        1.15%        1.03%            1.94%(4)        2.67%       12.17%(4)
      Portfolio turnover rate(6)                  43%          80%          38%              31%             35%          33%

(1)   Commencement of investment operations for Institutional Shares.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

(4)   Annualized.

(5)   Amount represents less than $0.01 per share.

(6)   Not annualized.

(7) Per share calculations for the period were based on average shares outstanding.

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

82


FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER INTERNATIONAL FUND
For a Share Outstanding Throughout the Period


                                                                                    Years Ended September 30,
                                                               2002          2001           2000(4)          1999           1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  9.14        $ 13.69        $ 12.51          $ 10.06        $ 11.46
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                             0.16           0.38          (0.00)(5)        (0.07)          0.50
      Net realized and unrealized gains (losses)
            from investments and foreign currency
            transactions allocated from Portfolio             (1.79)         (4.05)          1.18             3.01          (1.46)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              (1.63)         (3.67)          1.18             2.94          (0.96)
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                  (0.52)            --             --            (0.47)         (0.06)
      Distributions (from capital gains)                         --          (0.88)            --            (0.02)         (0.38)
      Tax return of capital                                   (0.01)            --             --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                             (0.53)         (0.88)            --            (0.49)         (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  6.98        $  9.14        $ 13.69          $ 12.51        $ 10.06
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                 (19.17)%       (28.43)%         9.43%           29.64%         (8.46)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)              $12,542        $26,773        $38,425          $23,014        $16,515
      Net expense ratio to average net assets(1),(2)           1.79%          1.45%          1.71%            1.76%          1.80%
      Ratio of net income (loss) to average net assets         0.15%          1.67%         (0.00)%          (0.01)%         2.20%
      Gross expense ratio to average net assets(2)             1.79%          1.45%          1.71%            1.77%          1.83%
      Portfolio turnover rate(3)                                 39%            41%            31%              16%            17%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Adviser.

(2) Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

(3) Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

(4) Per share calculations for the period were based on average shares outstanding.

(5)   Amount represents less than $0.01 per share.

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period

                                                                                      Years Ended September 30,
                                                               2002             2001             2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    24.49      $    24.78        $  20.94      $  17.58      $  22.28
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                                0.06            0.22            0.30         (0.02)         0.42
      Net realized and unrealized gains
            (losses) from investments and
            foreign currency transactions                        (0.16)           1.41            3.97          4.26         (2.58)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (0.10)           1.63            4.27          4.24         (2.16)
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                     (0.18)          (0.32)          (0.20)        (0.07)        (0.17)
      Distributions (from capital gains)                         (2.25)          (1.60)          (0.23)        (0.81)        (2.37)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                (2.43)          (1.92)          (0.43)        (0.88)        (2.54)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $    21.96      $    24.49        $  24.78      $  20.94      $  17.58
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     (2.52)%          6.65%          20.77%        24.69%       (10.98)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)              $1,461,278      $1,378,894        $859,030      $374,063      $108,465
      Net expense ratio to average net assets(1)                  1.15%           1.08%           1.19%         1.37%         1.56%
      Ratio of net investment income to average net assets        0.20%           0.99%           1.69%         1.36%         0.87%
      Gross expense ratio to average net assets                   1.17%           1.14%           1.23%         1.37%         1.56%
      Portfolio turnover rate                                       39%             47%             72%           66%           69%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

BERGER SMALL CAP VALUE FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                                      Years Ended September 30,
                                                               2002             2001             2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    24.58       $    24.87        $  21.00      $  17.63      $ 22.33
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                                       0.12             0.28            0.33          0.04         0.45
      Net realized and unrealized gains
            (losses) from investments and
            foreign currency transactions                        (0.13)            1.42            4.01          4.28        (2.55)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (0.01)            1.70            4.34          4.32        (2.10)
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                     (0.24)           (0.39)          (0.24)        (0.14)       (0.23)
      Distributions (from capital gains)                         (2.25)           (1.60)          (0.23)        (0.81)       (2.37)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                (2.49)           (1.99)          (0.47)        (0.95)       (2.60)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $    22.08       $    24.58        $  24.87      $  21.00      $ 17.63
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     (2.13)%           6.93%          21.09%        25.18%      (10.65)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)              $1,223,227       $1,185,004        $862,318      $414,347      $92,787
      Expense ratio to average net assets                         0.82%            0.84%           0.88%         1.01%        1.19%
      Ratio of net investment income to average net assets        0.53%            1.26%           1.99%         1.69%        1.26%
      Portfolio turnover rate                                       39%              47%             72%           66%          69%

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

84


FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II - INVESTOR SHARES
For a Share Outstanding Throughout the Period

                                                                Period from
                                                          March 28, 2002(1)
                                                      to September 30, 2002
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
From investment operations
      Net realized and unrealized losses
            from investments and
            foreign currency transactions                            (1.74)
--------------------------------------------------------------------------------
Total from investment operations                                     (1.74)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $8.26
--------------------------------------------------------------------------------
Total Return(2)                                                      (17.40)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                       $4,921
      Net expense ratio to average net assets(4)                       2.96%(3)
      Ratio of net investment loss to average
            net assets                                                (1.11)%(3)
      Gross expense ratio to average net assets                        3.37%(3)
      Portfolio turnover rate(2)                                         11%

(1)   Commencement of investment operations for Investor Shares.

(2)   Not annualized.

(3)   Annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

BERGER SMALL CAP VALUE FUND II - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                Period from
                                                          March 28, 2002(1)
                                                      to September 30, 2002
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
From investment operations
      Net realized and unrealized losses
            from investments and
            foreign currency transactions                             (1.74)
--------------------------------------------------------------------------------
Total from investment operations                                      (1.74)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $8.26
--------------------------------------------------------------------------------
Total Return(2)                                                      (17.40)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                       $1,879
      Net expense ratio to average net assets(4)                       2.49%(3)
      Ratio of net investment loss to average
            net assets                                                (0.68)%(3)
      Gross expense ratio to average net assets                        2.49%(3)
      Portfolio turnover rate(2)                                         11%

(1)   Commencement of investment operations for Institutional Shares.

(2)   Not annualized.

(3)   Annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II - SERVICE SHARES
For a Share Outstanding Throughout the Period

                                                                Period from
                                                          March 28, 2002(1)
                                                      to September 30, 2002
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
From investment operations
      Net realized and unrealized losses
            from investments and
            foreign currency transactions                             (1.76)
--------------------------------------------------------------------------------
Total from investment operations                                      (1.76)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $8.24
--------------------------------------------------------------------------------
Total Return(2)                                                      (17.60)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                         $359
      Net expense ratio to average net assets(4)                       3.18%(3)
      Ratio of net investment loss to average
            net assets                                                (1.28)%(3)
      Gross expense ratio to average net assets                        4.66%(3)
      Portfolio turnover rate(2)                                         11%

(1)   Commencement of investment operations for Service Shares.

(2)   Not annualized.

(3)   Annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

86


FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER MID CAP VALUE FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period

                                                                                                                         Period from
                                                                                                                  August 12, 1998(1)
                                                                       Years Ended September 30,                    to September 30,
                                                              2002            2001           2000            1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  14.30        $  14.43        $ 12.17         $  9.33       $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                                    0.02            0.06           0.08            0.07          0.03
      Net realized and unrealized gains (losses)
            from investments and foreign
            currency transactions                             (0.23)           1.27           3.46            2.83         (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              (0.21)           1.33           3.54            2.90         (0.67)
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                  (0.03)          (0.10)         (0.04)          (0.06)           --
      Distributions (from capital gains)                      (0.35)          (1.36)         (1.24)             --            --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                             (0.38)          (1.46)         (1.28)          (0.06)           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  13.71        $  14.30        $ 14.43         $ 12.17       $  9.33
------------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                               (1.96)%          9.70%         31.11%          31.12%        (6.70)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)             $782,101        $148,505        $33,013         $22,918       $19,710
      Expense ratio to average net assets                      1.17%           1.22%          1.59%           1.62%         1.68%(3)
      Ratio of net investment income to average
            net assets                                         0.28%           0.78%          0.72%           0.54%         2.30%(3)
      Portfolio turnover rate(2)                                 65%            116%           129%            154%           25%

(1)   Commencement of investment operations for Investor Shares.

(2)   Not annualized.

(3)   Annualized.


BERGER MID CAP VALUE FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                 Period from
                                                             May 17, 2002(1)
                                                       to September 30, 2002
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $17.88
--------------------------------------------------------------------------------
From investment operations
      Net investment income                                             0.02
      Net realized and unrealized gains from
            investments and foreign currency
            transactions                                               (4.18)
--------------------------------------------------------------------------------
Total from investment operations                                       (4.16)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $13.72
--------------------------------------------------------------------------------
Total Return(2)                                                       (23.27)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                      $111,101
      Expense ratio to average net assets                               0.78%(3)
      Ratio of net investment income to average
            net assets                                                  0.83%(3)
      Portfolio turnover rate(2)                                          65%

(1) Commencement of investment operations for Institutional Shares.

(2) Not annualized.

(3) Annualized.

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER LARGE CAP VALUE FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period

                                                                      Year ended
                                                            September 30,2002(1)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00
--------------------------------------------------------------------------------
From investment operations
      Net investment income                                               0.04
      Net realized and unrealized losses from
            investments and foreign currency
            transactions                                                 (2.08)
--------------------------------------------------------------------------------
Total from investment operations                                         (2.04)
--------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                             (0.01)
      Distributions (from capital gains)                                 (0.04)
--------------------------------------------------------------------------------
Total dividends and distributions                                        (0.05)
--------------------------------------------------------------------------------
Net asset value, end of period                                           $7.91
--------------------------------------------------------------------------------
Total Return                                                            (20.59)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                          $2,624
      Net expense ratio to average net assets(2)                          1.60%
      Ratio of net investment income to average
            net assets                                                    0.41%
      Gross expense ratio to average net assets                           2.34%
      Portfolio turnover rate                                              115%

(1) The Fund had no financial highlights for the one day of operations during the period ended September 30, 2001.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

BERGER LARGE CAP VALUE FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                      Year ended
                                                           September 30, 2002(1)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00
--------------------------------------------------------------------------------
From investment operations
      Net investment income                                               0.09
      Net realized and unrealized losses from
            investments and foreign currency
            transactions                                                 (2.09)
--------------------------------------------------------------------------------
Total from investment operations                                         (2.00)
--------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                             (0.02)
      Distributions (from capital gains)                                 (0.04)
--------------------------------------------------------------------------------
Total dividends and distributions                                        (0.06)
--------------------------------------------------------------------------------
Net asset value, end of period                                           $7.94
--------------------------------------------------------------------------------
Total Return                                                            (20.17)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                          $3,468
      Net expense ratio to average net assets(2)                          1.32%
      Ratio of net investment income to average
            net assets                                                    0.64%
      Gross expense ratio to average net assets                           1.46%
      Portfolio turnover rate                                              115%

(1) The Fund had no financial highlights for the one day of operations during the period ended September 30, 2001.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. See notes to financial statements.


                        Berger Funds o September 30, 2002 Combined Annual Report

88


FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER BALANCED FUND
For a Share Outstanding Throughout the Period

                                                                               Years Ended September 30,
                                                        2002(4)          2001           2000             1999            1998(1)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 12.50        $ 19.38        $  16.62         $  13.28          $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                                0.21           0.27            0.28             0.23             0.22
      Net realized and unrealized gains (losses)
            from investments and foreign currency
            transactions                                  (2.41)         (4.89)           4.57             4.69             5.17
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          (2.20)         (4.62)           4.85             4.92             5.39
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)              (0.09)         (0.26)          (0.27)           (0.23)           (0.21)
      Distributions (from capital gains)                     --          (2.00)          (1.82)           (1.35)           (1.90)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                         (0.09)         (2.26)          (2.09)           (1.58)           (2.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 10.21        $ 12.50        $  19.38         $  16.62          $ 13.28
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                             (17.76)%       (25.82)%         30.08%           39.41%           56.77%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)          $53,368        $90,013        $176,798         $122,766          $30,721
      Net expense ratio to average net assets(2)           1.26%          1.19%           1.14%            1.23%            1.50%
      Ratio of net investment income to average
            net assets                                     1.52%          1.66%           1.48%            1.63%            1.81%
      Gross expense ratio to average net assets            1.30%          1.19%           1.14%            1.23%            1.57%
      Portfolio turnover rate                               110%            65%             82%             227%             658%(3)

(1) The Fund had no financial highlights for the one day of operations during the period ended September 30, 1997.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

(3) Portfolio turnover was greater than expected during this period due to higher than normal trading activity undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

(4) As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 1.56% to 1.52%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

REPORT OF INDEPENDENT
ACCOUNTANTS                                                        Berger Funds
--------------------------------------------------------------------------------

TO THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS OF BERGER GROWTH FUND, INC., BERGER LARGE CAP GROWTH FUND, INC., BERGER OMNI INVESTMENT TRUST, BERGER INVESTMENT PORTFOLIO TRUST AND BERGER WORLDWIDE FUNDS TRUST, AND TO THE BOARD OF TRUSTEES AND INVESTORS OF BERGER WORLDWIDE PORTFOLIOS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights or ratios/supplementary data, as applicable, present fairly, in all material respects, the financial position of Berger Growth Fund, Inc., Berger Large Cap Growth Fund, Inc., Berger Small Cap Value Fund (the sole fund comprising Berger Omni Investment Trust), Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Information Technology Fund, Berger Small Cap Value Fund II, Berger Mid Cap Value Fund, Berger Large Cap Value Fund and Berger Balanced Fund (constituting Berger Investment Portfolio Trust), Berger International Fund (one of the funds constituting Berger Worldwide Funds Trust) and Berger International Portfolio (the sole portfolio comprising Berger Worldwide Portfolios Trust) (collectively the "Funds") at September 30, 2002, the results of each of their operations for the year or period then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights or ratios/supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights or ratios/supplementary data (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of InformationTech 100 Fund (now known as Berger Information Technology Fund) for the periods ending prior to and including February 28, 1999 were audited by other independent accountants whose report dated March 26, 1999 expressed an unqualified opinion on those financial statements.

As discussed in Note 8 to the financial statements, investment advisory and administrative operations currently performed by Berger Financial Group LLC will be consolidated under Janus Capital Management LLC during the first quarter of 2003. It is presently anticipated that Berger Financial Group LLC, the adviser and administrator of the Funds, will cease to exist and a change in portfolio management and administration will occur as directed by the Boards of Directors/Trustees of the Funds.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Denver, Colorado
November 6, 2002

Berger Funds o September 30, 2002 Combined Annual Report

90


OTHER MATTERS
(UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended September 30, 2002, 25.71%, 26.53%, 100.00%, and 26.59% of the ordinary income distributions declared by BSCV, BMCV, BLCV and BBAL, respectively, qualified for the dividends received deduction available to corporate shareholders.

For the year ended September 30, 2002, the following amounts are hereby designated as capital gain dividends for purposes of the 60-day capital gain dividend designation requirement of the Internal Revenue Code:

Fund                                                                    Amount
--------------------------------------------------------------------------------
BSCV                                                                $117,741,342
BMCV                                                                   1,920,442
BBAL                                                                         895
--------------------------------------------------------------------------------


                        Berger Funds o September 30, 2002 Combined Annual Report

FUND DIRECTORS/TRUSTEES
AND OFFICERS (UNAUDITED)                                            Berger Funds
================================================================================
Each Fund is supervised by a board of director/trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. Each Fund's board hires the companies that run day-to-day Fund operations, such as the investment adviser, administrator, transfer agent and custodian.

The directors/trustees do not serve for a specified term of office; however, they have adopted a retirement age of 75 years. The following table provides information about each of the trustees and officers of the Trusts or Fund.

                                                                                                  NUMBER OF
                          POSITION(S)                                                             FUNDS IN
                          HELD WITH THE                                                           FUND
                          FUND/TRUST AND                                                          COMPLEX      OTHER
NAME, ADDRESS             LENGTH OF TIME                                                          OVERSEEN BY  DIRECTORSHIPS
AND AGE                   SERVED           PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS          TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS/TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Michael Owen              Chairman of      Dean of Zayed University (since September 2000).           20              n/a
210 University Blvd.      the Board        Formerly self-employed as a financial and management
Suite 800                 (34 years)       consultant, and in real estate development (from June
Denver, CO 80206                           1999 to September 2000). Dean (from 1993 to June
                                           1999), and a member of the Finance faculty (from 1989
DOB: 1937                                  to 1993), of the College of Business, Montana State
                                           University. Formerly, Chairman and Chief Executive
                                           Officer of Royal Gold, Inc. (mining) (1976 to 1989).
------------------------------------------------------------------------------------------------------------------------------------
Dennis E. Baldwin         Director/        President, Baldwin Financial Counseling (since July        20              n/a
210 University Blvd.      Trustee          1991). Formerly, Vice President and Denver Office
Suite 800                 (11 years)       Manager of Merrill Lynch Capital Markets (1978 to
Denver, CO 80206                           1990).

DOB: 1928
------------------------------------------------------------------------------------------------------------------------------------
Katherine A. Cattanach,   Vice Chair of    Managing Principal (since September 1987), Sovereign       20              n/a
CFA                       the Board        Financial Services, Inc. (investment consulting firm).
210 University Blvd.      (8 years)        Executive Vice President (1981 to 1988), Captiva
Suite 800                                  Corporation, Denver, Colorado (private investment
Denver, CO 80206                           management firm). Ph.D. in Finance (Arizona State
                                           University).
DOB: 1945
------------------------------------------------------------------------------------------------------------------------------------
Paul R. Knapp             Director/        Executive Officer of DST Systems, Inc. ("DST"), a          20       Director and Vice
210 University Blvd.      Trustee          publicly traded information and transaction                         President (February
Suite 800                 (8 years)        processing company, which acts as the Funds'                        1998 to November
Denver, CO 80206                           transfer agent (since October 2000). DST is 33%                     2000) of West Side
                                           owned by Stilwell Management, Inc., which owns                      Investments, Inc.
DOB: 1945                                  approximately 89.5% of Berger Financial Group LLC.                  (investments), a
                                           Mr. Knapp owns common shares and options convertible                wholly owned
                                           into common shares of DST Systems which, in the                     subsidiary of DST
                                           aggregate and assuming exercise of the options,                     Systems, Inc.
                                           would result in his owning less than 1/2 of 1% of
                                           DST System's common shares. Mr. Knapp is also
                                           President of Vermont Western Assurance, Inc., a
                                           wholly owned subsidiary of DST Systems (since
                                           December 2000). President, Chief Executive Officer
                                           and a director (September 1997 to October 2000) of
                                           DST Catalyst, Inc., an international financial
                                           markets consulting, software and computer services
                                           company, (now DST International, a subsidiary of
                                           DST). Previously (1991 to October 2000), Chairman,
                                           President, Chief Executive Officer and a director of
                                           Catalyst Institute (international public policy
                                           research organization focused primarily on financial
                                           markets and institutions); also (1991 to September
                                           1997), Chairman, President, Chief Executive Officer
                                           and a director of Catalyst Consulting (international
                                           financial institutions business consulting firm).


                        Berger Funds o September 30, 2002 Combined Annual Report

92


FUND DIRECTORS/TRUSTEES
AND OFFICERS (UNAUDITED)
(CONTINUED)
================================================================================

                                                                                                  NUMBER OF
                          POSITION(S)                                                             FUNDS IN
                          HELD WITH THE                                                           FUND
                          FUND/TRUST AND                                                          COMPLEX      OTHER
NAME, ADDRESS             LENGTH OF TIME                                                          OVERSEEN BY  DIRECTORSHIPS
AND AGE                   SERVED           PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS          TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTOR/TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Harry T. Lewis, Jr.       Director/        Lewis Investments (since June 1988) (self-employed         20       Director, J.D.
210 University Blvd.      Trustee          private investor). Formerly, Senior Vice President,                 Edwards & Co. (1995
Suite 800                 (15 years)       Rocky Mountain Region, of Dain Bosworth Incorporated                to March 2002);
Denver, CO 80206                           and member of that firm's Management Committee (1981                Director, National
                                           to 1988).                                                           Fuel Corporation
DOB: 1933                                                                                                      (oil & gas
                                                                                                               production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo
                                                                                                               Bank-Denver
------------------------------------------------------------------------------------------------------------------------------------
William Sinclaire         Director/        President (since January 1998), Santa Clara LLC            20              n/a
210 University Blvd.      Trustee          (privately owned agricultural company). President
Suite 800                 (31 years)       (January 1963 to January 1998), Sinclaire Cattle Co.
Denver, CO 80206                           (privately owned agricultural company).

DOB: 1928
------------------------------------------------------------------------------------------------------------------------------------
Albert C. Yates           Director/        President (since 1990), Chancellor and Professor of        20       Member, Board of
210 University Blvd.      Trustee          Chemistry-Department of Chemistry, of Colorado State                Directors, Adolph
Suite 800                 (1 year)         University. Formerly Executive Vice President and                   Coors Company
Denver, CO 80206                           Provost (1983 to 1990), Academic Vice President and                 (brewing company)
                                           Provost (1981 to 1983) and Professor of Chemistry                   (since 1998);
DOB: 1941                                  (1981 to 1990) of Washington State University. Vice                 Member, Board of
                                           President and University Dean for Graduate Studies                  Directors, Dominion
                                           and Research and Professor of Chemistry of the                      Industrial Capital
                                           University of Cincinnati (1977 to 1981).                            Bank (1999 to 2000);
                                                                                                               Member, Board of
                                                                                                               Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001)


                        Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds
================================================================================

                                                                                                  NUMBER OF
                          POSITION(S)                                                             FUNDS IN
                          HELD WITH THE                                                           FUND
                          FUND/TRUST AND                                                          COMPLEX      OTHER
NAME, ADDRESS             LENGTH OF TIME                                                          OVERSEEN BY  DIRECTORSHIPS
AND AGE                   SERVED           PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS          TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTOR/TRUSTEES
AND OFFICERS OF
THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
Jack R. Thompson*         President and    President and a director since May 1999 (Executive         20       Audit Committee
210 University Blvd.      Director/        Vice President from February 1999 to May 1999) of                   Member of the Public
Suite 800                 Trustee (since   Berger Growth Fund and Berger Large Cap Growth Fund.                Employees'
Denver, CO 80206          May 1999)        President and a trustee since May 1999 (Executive                   Retirement
                                           Vice President from February 1999 to May 1999) of                   Association of
DOB: 1949                                  Berger Investment Portfolio Trust, Berger                           Colorado (pension
                                           Institutional Products Trust, Berger Worldwide Funds                plan) (from November
                                           Trust, Berger Worldwide Portfolios Trust and Berger                 1997 to December
                                           Omni Investment Trust. President and Chief Executive                2001).
                                           Officer (since June 1999) (Executive Vice President
                                           from February 1999 to June 1999) of Berger Financial
                                           Group LLC (formerly Berger LLC). Director, President
                                           and Chief Executive Officer of Stilwell Management,
                                           Inc. (since September 1999). President and Chief
                                           Executive Officer of Berger/Bay Isle LLC (since May
                                           1999). Self-employed as a consultant from July 1995
                                           through February 1999. Director of Wasatch Advisors
                                           (investment management) from February 1997 to
                                           February 1999.

*Mr. Thompson is considered an interested person of the Trusts or Funds due to his positions held at Berger Financial Group LLC (or its affiliated companies).

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
Jay W. Tracey, CFA*       Executive Vice   Executive Vice President of the Berger Funds (since       n/a              n/a
210 University Blvd.      President of     August 2000). Executive Vice President and Chief
Suite 800                 the Funds/       Investment Officer of Berger Financial Group LLC
Denver, CO 80206          Trusts (since    (since June 2000). Team portfolio manager (since
                          Aug. 2000) and   July 2002) and portfolio manager (August 2000 to
DOB: 1954                 Portfolio        July 2002) of the Berger Growth Fund; portfolio
                          Manager (since   manager of the Berger Small Company Growth Fund
                          Jun. 2000)       (since July 2002) and the Berger Large Cap Growth
                                           Fund (from January 2001 through December 2001). Team
                                           portfolio manager (since December 2001) of the
                                           Berger Mid Cap Growth Fund. Formerly, Vice President
                                           and portfolio manager at OppenheimerFunds, Inc.
                                           (September 1994 to May 2000).


                        Berger Funds o September 30, 2002 Combined Annual Report

94


FUND DIRECTORS/TRUSTEES
AND OFFICERS (UNAUDITED)
(CONTINUED)
================================================================================


                         POSITION(S) HELD
                         WITH THE
                         FUND/TRUST AND
NAME, ADDRESS            LENGTH OF TIME
AND AGE                  SERVED                   PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE
TRUST
------------------------------------------------------------------------------------------------------------------------------------
Steven L. Fossel,        Vice President of        Vice President and team portfolio manager (since July 2002) of the Berger Growth
CFA*                     the Funds/ Trusts        Fund and the Berger Mid Cap Growth Fund. Vice President (since February 2001)
210 University           (since Aug. 2000)        and portfolio manager (since December 2001) of the Berger Large Cap Growth Fund;
Blvd.                    and Portfolio            and team portfolio manager (from January 2001 through December 2001) of the
Suite 800                Manager (since Jun.      Berger Large Cap Growth Fund. Interim portfolio manager (from June 2000 to
Denver, CO 80206         2000)                    January 2001) of the Berger Large Cap Growth Fund. Vice President and portfolio manager of Berger Financial Group LLC (since June 2000); senior equity analyst
DOB: 1968                                         with Berger Financial Group LLC (from March 1998 to June 2000). Vice President
                                                  (August 2000 to June 2002) and portfolio manager (June 2000 to June 2002) of the
                                                  Berger Balanced Fund. Formerly, analyst and assistant portfolio manager with
                                                  Salomon Brothers Asset Management (from August 1992 to February 1998).
------------------------------------------------------------------------------------------------------------------------------------
Janice M. Teague*        Vice President of        Vice President (since November 1998) and Assistant Secretary (since February
210 University           the Funds/Trusts         2000 and previously from September 1996 to November 1998) and Secretary
Blvd.                    (since November          (November 1998 to February 2000) of the Berger Funds. Vice President (since
Suite 800                1998) and Assistant      October 1997), Secretary (since November 1998) and Assistant Secretary (October
Denver, CO 80206         Secretary (since         1996 through November 1998) with Berger Financial Group LLC. Vice President and
                         Feb. 2000)               Secretary with Berger Distributors LLC (since August 1998). Vice President and
DOB: 1954                                         Secretary of Bay Isle Financial LLC (since January 2002). Formerly, self-employed as a business consultant (from June 1995 through September 1996).
------------------------------------------------------------------------------------------------------------------------------------
Andrew J. Iseman*        Vice President of        Vice President of the Berger Funds (since March 2001). Vice President (since
210 University           the Funds/Trusts         September 1999) and Chief Operating Officer (since November 2000) of Berger
Blvd.                    (since Mar. 2001)        Financial Group LLC. Manager (since September 1999) and Director (June 1999 to
Suite 800                                         September 1999) of Berger Distributors LLC. Vice President-Operations (February
Denver, CO 80206                                  1999 to November 2000) of Berger Financial Group LLC. Associate (November 1998
                                                  to February 1999) with DeRemer & Associates (a consulting firm). Vice
DOB: 1964                                         President-Operations (February 1997 to November 1998) and Director of Research
                                                  and Development (May 1996 to February 1997) of Berger Financial Group LLC.
------------------------------------------------------------------------------------------------------------------------------------
Anthony R. Bosch*        Vice President of        Vice President of the Berger Funds (since February 2000). Vice President (since
210 University           the Funds/Trusts         June 1999) and Chief Legal Officer (since August 2000) with Berger Financial
Blvd.                    (since Feb. 2000)        Group LLC. Vice President and Chief Compliance Officer with Berger Distributors
Suite 800                                         LLC (since September 2001). Vice President of Bay Isle Financial LLC (since
Denver, CO 80206                                  January 2002). Formerly, Assistant Vice President of Federated Investors, Inc.
                                                  (December 1996 through May 1999), and Attorney with the U.S. Securities and
DOB: 1965                                         Exchange Commission (June 1990 through December 1996).
------------------------------------------------------------------------------------------------------------------------------------
Brian S. Ferrie*         Vice President of        Vice President of the Berger Funds (since November 1998). Vice President (since
210 University           the Funds/Trusts         February 1997),Treasurer and Chief Financial Officer (since March 2001) and
Blvd.                    (since Nov. 1998)        Chief Compliance Officer (from August 1994 to March 2001) with Berger Financial
Suite 800                                         Group LLC. Vice President (since May 1996), Treasurer and Chief Financial Officer
Denver, CO 80206                                  (since March 2001) and Chief Compliance Officer (from May 1996 to September
                                                  2001) with Berger Distributors LLC.
DOB: 1958
------------------------------------------------------------------------------------------------------------------------------------
John A. Paganelli*       Vice President           Vice President (since November 1998), Treasurer (since March 2001) and Assistant
210 University           (since Nov. 1998)        Treasurer (November 1998 to March 2001) of the Berger Funds. Vice President
Blvd.                    and Treasurer (since     (since November 1998) and Manager of Accounting (January 1997 through November
Suite 800                Mar. 2001) of the        1998) with Berger Financial Group LLC. Formerly, Manager of Accounting (December
Denver, CO 80206         Funds/Trusts             1994 through October 1996) and Senior Accountant (November 1991 through December
                                                  1994) with Palmeri Fund Administrators, Inc.
DOB: 1967

                        Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds
================================================================================


                         POSITION(S) HELD
                         WITH THE
                         FUND/TRUST AND
NAME, ADDRESS            LENGTH OF TIME
AND AGE                  SERVED                   PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE
TRUST
------------------------------------------------------------------------------------------------------------------------------------
Sue Vreeland*            Secretary of the         Secretary of the Berger Funds (since February 2000). Assistant Secretary of
210 University Blvd.     Trust (since Feb.        Berger Financial Group LLC and Berger Distributors LLC (since June 1999) and Bay
Suite 800                2000)                    Isle Financial LLC (since December 2001). Formerly, Assistant Secretary of the
Denver, CO 80206                                  Janus Funds (from March 1994 to May 1999), Assistant Secretary of Janus
                                                  Distributors, Inc. (from June 1995 to May 1997) and Manager of Fund
DOB: 1948                                         Administration for Janus Capital Corporation (from February 1992 to May 1999).
------------------------------------------------------------------------------------------------------------------------------------
David C. Price, CPA*     Assistant Vice           Assistant Vice President (since March 2001) of the Berger Funds. Assistant Vice
210 University Blvd.     President of the         President-Compliance (since March 2001) and Manager-Compliance (October 1998
Suite 800                Funds/Trusts (since      through March 2001) with Berger Financial Group LLC. Formerly, Senior Auditor
Denver, CO 80206         Mar. 2001)               (July 1996 through August 1998) and Auditor (August 1993 through June 1996) with
                                                  PricewaterhouseCoopers LLP, a public accounting firm.
DOB: 1969
------------------------------------------------------------------------------------------------------------------------------------
Lance V. Campbell,       Assistant Treasurer      Assistant Treasurer (since March 2001) of the Berger Funds. Assistant Vice
CFA, CPA*                of the Funds/Trusts      President (since January 2002) and Manager of Investment Accounting (August 1999
210 University Blvd.     (since Mar. 2001)        through January 2002) with Berger Financial Group LLC. Formerly, Senior Auditor
Suite 800                                         (December 1998 through August 1999) and Auditor (August 1997 through December
Denver, CO 80206                                  1998) with PricewaterhouseCoopers LLP, a public accounting firm, and Senior Fund
                                                  Accountant (January 1996 through July 1997) with INVESCO Funds Group.
DOB: 1972
------------------------------------------------------------------------------------------------------------------------------------
*Interested person (as defined in the Investment Company Act of 1940) of one or more of the Funds/Trusts and/or of the Funds' adviser or sub-adviser.

                        Berger Funds o September 30, 2002 Combined Annual Report

[BERGER FUNDS LOGO]             Shareholders with questions should write to:            PRESORTED STANDARD
210 UNIVERSITY BLVD             Berger Funds, c/o Berger LLC                            U.S. POSTAGE PAID
DENVER, CO 80206                P.O. Box 5005, Denver, CO 80217                            Permit No. 1
                                or call 800.551.5849.                                      Houston, Texas
                                Visit our Web site at bergerfunds.com.

                                                                                                     COMAR

September 30, 2002

Annual Report

[BERGER FUNDS LOGO]

BERGER INTERNATIONAL CORE FUND

BERGER FUNDS, BERGER INTERNATIONAL CORE FUND and BERGER MOUNTAIN LOGO are registered trademarks of Berger Financial Group LLC; and other marks referred to herein are the trademarks or registered trademarks of the respective owners thereof.

                                                                        Contents

TABLE OF CONTENTS
================================================================================

BERGER INTERNATIONAL CORE FUND

Portfolio Manager's Commentary ............................................    4

Statement of Assets and Liabilities .......................................    7

Statement of Operations ...................................................    7

Statements of Changes in Net Assets .......................................    8

Notes to Financial Statements .............................................    9

Financial Highlights ......................................................   12

Report of Independent Accountants .........................................   13

BERGER INTERNATIONAL PORTFOLIO

Schedule of Investments ...................................................   15

Statement of Assets and Liabilities .......................................   19

Statement of Operations ...................................................   20

Statements of Changes in Net Assets .......................................   21

Notes to Financial Statements .............................................   22

Report of Independent Accountants .........................................   26

Fund Trustees and Officers (Unaudited) ....................................   27

This material must be preceded or accompanied by a prospectus for the Fund, which contains more complete information, including risks, fees and expenses. Please read it carefully before you invest.

Berger Distributors LLC (11/02) www.berger.com

              Berger Funds o September 30, 2002 International CORE Annual Report

4

                           Ticker Symbol                                   BBICX
                           Fund Number                                       660
BERGER INTERNATIONAL       PORTFOLIO MANAGER COMMENTARY    BANK OF IRELAND ASSET
CORE FUND                                                 MANAGEMENT (U.S.) LTD.
================================================================================

MARKET CONDITIONS

For the better part of the previous 12 months, global equity markets had been in recovery mode fueled by optimism that the economy would recover quickly from the shallow recession of 2001. However, the combination of corporate scandals, weaker-than-expected economic and corporate data and fears about the prospect of military conflict with Iraq caused markets to close the year under review at or near five-year lows. The TMT (technology, media and telecommunications) sectors led the Fund lower for most of the period; however, of late, traditional defensive sectors such as financials and healthcare have added to the decline. Energy and consumer stocks remain the best-performing sectors in the portfolio.

FUND PERFORMANCE

The Berger International CORE Fund (the "Fund") declined in value by 18.56% during the fiscal year, compared with a 15.26% decline posted by its benchmark, the MSCI EAFE Index.(1)

The Fund's overweight position in financials and underexposure to the Japanese market hurt performance this period. The Japanese market has been one of the best-performing markets year-to-date as investors have anticipated a cyclical recovery. However, we continue to feel that, absent meaningful reform, investment opportunities in Japan will be limited. During the third quarter, financial sectors led the downturn as falls in equity markets caused concerns as to the solvency of many insurance companies. Banks were hurt as many reported a rise in provisions for bad loans. We believe that banks and insurance companies offer a high degree of earnings visibility and reliability in the current market as well as opportunity for growth as the global economy recovers.

Within the financial sector, we were particularly disappointed with ING Groep and Swiss Re. Netherlands-based ING, Europe's seventh-largest financial services group, could not escape the fallout from the sentiment surrounding the insurance sector as two-thirds of its profits are generated from its insurance activities. ING still possesses a healthy balance sheet, and we have taken advantage of price weakness to increase our position. Swiss Re was strongly impacted by the negative sentiment surrounding the insurance sector. However, the world's number-two reinsurer has strong reserves--predominantly invested in fixed-income securities--and its recent operating results indicated that the company is beginning to benefit from the rise in premiums post 9/11. In technology, we were pleased with the performance of Canon. The world's largest maker of copy machines is highly sensitive to the yen exchange rate as 70% of its revenue is derived outside of Japan. The company continues with its cost-reduction efforts, as it plans to move 80% of its laser printer production to lower-cost areas such as China and continues to introduce technologically improved products.

Results in the healthcare sector were disappointing. GlaxoSmithKline and Aventis in particular hurt Fund performance this period. GlaxoSmithKline, the UK-based phar-

Berger Funds o September 30, 2002 International CORE Annual Report

                                                         International CORE Fund

================================================================================

maceutical company fell as it lost a key court case clearing the way for generic competition for its antibiotic Augmentin. Aventis also slumped as worries grew about the strength of its new drugs pipeline.

The consumer sector posted mixed results. We were once again pleased with Diageo. The world's number one spirits maker, U.K.-quoted Diageo's recent results revealed good growth despite disappointments related to a new ready-to-drink product based upon its popular Captain Morgan brand rum. On the flip side, Vivendi Universal and Koninklijke Ahold hurt relative performance. The deterioration of the telecommunications sector along with adverse information emerging in relation to short-term debt refinancing prompted us to sell Vivendi in June, unfortunately not before it hurt short-term performance. Shares of Koninklijke Ahold, a global supermarket chain store, fell as fears grew about its performance in its key U.S. market.

The Fund's energy holdings performed well this period, particularly, ENI, an Italian integrated energy company with activities in oil, natural gas, power generation and petrochemicals as well as oilfield services and engineering. While it remains a regional player, the company offers a rare combination of cost cutting and growth as it increases its exposure to the higher-margin upstream production.

OUTLOOK

The apparent inability of the world's major economies to move the pace of growth up a notch has been an obstacle for equity markets as earnings have begun to reflect the economic reality. Resulting downgrades and large-scale job cuts have put pressure on consumers even as the threat of a war involving Iraq has risen. Oil prices already include a "war premium" and are likely to spike higher in the event of conflict, but we believe this will be temporary unless there is a serious disruption to supply.

Despite the diffident economic data of recent months, the U.S. economy is in reasonable shape. Productivity is up sharply, reducing unit labor costs, and earnings are rising on a year-on-year basis. This should lead to increased job opportunities as uncertainty diminishes and consumer confidence strengthens. Interest rates remain very accommodating, and the consensus expectation is that the Federal Reserve will lower rates before year-end. There is less consensus about how the European Central Bank will react to sluggish growth, given its focus on inflation.

While the global economic outlook is undoubtedly weaker than at the beginning of the year, we are cautiously optimistic that conditions may exist to allow markets to regain an upward trend.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The Morgan Stanley Capital International (MSCI) EAFE Index represents major overseas markets. The Index is unmanaged and includes reinvestment of gross dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.


              Berger Funds o September 30, 2002 International CORE Annual Report

6

BERGER INTERNATIONAL
CORE FUND
================================================================================

PERFORMANCE OVERVIEW

BERGER INTERNATIONAL CORE FUND - GROWTH OF $250,000

                                    [GRAPH]

Berger International CORE Fund      $374,719

MSCI EAFE Index                     $344,256

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

One Year                     (18.56)%
Five Year                     (4.90)%
Ten Year                       4.13%

Foreign investing involves special risks, such as currency fluctuations and political and economic uncertainty, which are discussed further in the prospectus. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank.

Past performance is no guarantee of future results. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on October 11,1996,adjusted to reflect any increased expenses associated with operating the Fund, net of fee waivers. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected. The financial statements of the Berger International Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with this Fund's financial statements.

Berger Funds o September 30, 2002 International CORE Annual Report

                                                         International CORE Fund

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

                                                                              September 30, 2002
------------------------------------------------------------------------------------------------
ASSETS
Investment in Berger International Portfolio ("Portfolio"), at value              $  113,312,573
Receivable from fund shares sold                                                          37,071
Receivable from Adviser                                                                    2,528
------------------------------------------------------------------------------------------------
    Total Assets                                                                     113,352,172
------------------------------------------------------------------------------------------------
LIABILITIES
Payable for fund shares redeemed                                                         335,760
Accrued administrative services fee                                                        4,210
------------------------------------------------------------------------------------------------
    Total Liabilities                                                                    339,970
------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                       $  113,012,202
------------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                                           $  184,096,847
Undistributed net investment income                                                    2,061,723
Undistributed net realized loss on securities
    and foreign currency transactions                                                (55,549,313)
Net unrealized depreciation on securities and
    foreign currency transactions                                                    (17,597,055)
------------------------------------------------------------------------------------------------
                                                                                  $  113,012,202
------------------------------------------------------------------------------------------------
Shares Outstanding (Unlimited Shares Authorized, Par Value $0.01)                     14,256,511
------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                          $         7.93
------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS


                                                                                      Year Ended
                                                                              September 30, 2002
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
    Dividends (net of foreign tax withholding of $645,392)                        $    3,495,353
    Interest                                                                              58,100
    Securities lending income                                                            288,724
    Portfolio expenses (net of earnings and brokerage credits
        totaling $18,502)                                                             (1,752,034)
------------------------------------------------------------------------------------------------
        Net Investment Income Allocated from Portfolio                                 2,090,143
------------------------------------------------------------------------------------------------
FUND EXPENSES
    Administrative services fee                                                          118,115
------------------------------------------------------------------------------------------------
    Total Fund Expenses                                                                  118,115
------------------------------------------------------------------------------------------------
        Net Investment Income                                                          1,972,028
------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES AND
    FOREIGN CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO
Net realized loss on securities and foreign currency transactions                    (36,463,981)
Net change in unrealized appreciation on securities and
    foreign currency transactions                                                      8,180,951
------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Securities and
    Foreign Currency Transactions Allocated from Portfolio                           (28,283,030)
------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $  (26,311,002)
------------------------------------------------------------------------------------------------

See notes to financial statements.

              Berger Funds o September 30, 2002 International CORE Annual Report

8

BERGER INTERNATIONAL
CORE FUND
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                Years Ended September 30,
                                                                                 2002                2001
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                                  $    1,972,028      $    4,801,738
Net realized loss on securities and foreign
    currency transactions allocated from Portfolio                        (36,463,981)        (14,945,045)
Net change in unrealized appreciation (depreciation)
    on securities and foreign currency transactions
    allocated from Portfolio                                                8,180,951         (65,183,663)
---------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets
    Resulting from Operations                                             (26,311,002)        (75,326,970)
---------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
Distributions                                                              (4,738,708)        (17,442,943)
---------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from
    Distributions to Shareholders                                          (4,738,708)        (17,442,943)
---------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                                 115,397,634         270,548,030
Net asset value of shares issued in
    reinvestment of distributions                                           3,465,319          16,323,495
Payments for shares redeemed                                             (178,277,416)       (251,414,419)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived
    From Fund Share Transactions                                          (59,414,463)         35,457,106
---------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets                                                (90,464,173)        (57,312,807)

NET ASSETS
Beginning of period                                                       203,476,375         260,789,182
---------------------------------------------------------------------------------------------------------
End of period                                                          $  113,012,202      $  203,476,375
---------------------------------------------------------------------------------------------------------
Undistributed net investment income                                    $    2,061,723      $    4,699,388
---------------------------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES
Shares sold                                                                11,475,470          21,054,906
Shares issued to shareholders in
    reinvestment of distributions                                             341,411           1,230,105
Shares redeemed                                                           (17,972,565)        (19,476,129)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                          (6,155,684)          2,808,882
Shares outstanding, beginning of period                                    20,412,195          17,603,313
---------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                          14,256,511          20,412,195
---------------------------------------------------------------------------------------------------------

See notes to financial statements.

Berger Funds o September 30, 2002 International CORE Annual Report

                                                         International CORE Fund

NOTES TO FINANCIAL
STATEMENTS
SEPTEMBER 30, 2002
================================================================================

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Berger International CORE Fund (the "Fund") is a series of the Berger Worldwide Funds Trust (the "Trust"), a Delaware business trust, organized on May 31, 1996. The Trust is registered under the Investment Company Act of 1940,as amended, as an open-end management investment company. Currently, the Fund, Berger International Fund and International Equity Fund are the only series established under the Trust, although others may be added in the future.

The Fund invests all of its investable assets in the Berger International Portfolio (the "Portfolio"), the only series established under the Berger Worldwide Portfolios Trust. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (89% at September 30,2002).The Portfolio is also an open-end management investment company and the Fund has the same investment objective and policies as the Portfolio. Since all of the Fund's assets are invested in the Portfolio, the performance of the Fund will be primarily derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENT VALUATION

Since the Fund will invest all of its investable assets in the Portfolio, the value of the Fund's invested assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which accompany the Fund's financial statements.

CALCULATION OF NET ASSET VALUE

The per share calculation of net asset value is determined by dividing the total value of the Fund's assets, less liabilities, by the total number of shares outstanding.

INCOME AND EXPENSES

As an investor in the Portfolio, the Fund is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses, including earnings and brokerage credits, of the Portfolio. Income, realized and unrealized gains or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of the Fund relative to the other investors in the Portfolio. Expenses directly attributable to the Fund are charged against the operations of the Fund.

FEDERAL INCOME TAX STATUS

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund's intention is to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, if any, to shareholders. Therefore, no income tax provision is required.

FEDERAL INCOME TAXES

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders was as follows:


              Berger Funds o September 30, 2002 International CORE Annual Report

10


NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
================================================================================

        Ordinary Income     Long-term Capital Gains
--------------------------------------------------------------------------------
             $4,738,708                          --
--------------------------------------------------------------------------------

Dividends received by shareholders of the Funds, which are derived from foreign source income, and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. During the year ended September 30,2002,the Fund paid $645,392 of foreign taxes on $4,024,774 of foreign source income.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments of net operating losses and foreign currency transactions. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years.

                 Undistributed         Accumulated                          Cum. Effect of
                      Ordinary      Capital Gains/        Post-October        Other Timing
                        Income            (Losses)       Loss Deferral         Differences
------------------------------------------------------------------------------------------
Fund(1)         $    2,134,534     $  (16,867,757)     $  (32,660,264)     $      (18,794)
------------------------------------------------------------------------------------------

(1) See the Portfolio's Notes to Financial Statements for information on federal tax cost of securities.

Accumulated capital losses represent net capital loss carryovers, which may be used to offset future realized capital gains for federal income tax purposes, and expire in 2009 and 2010.During the year ended September 30,2002,the Fund elected to defer post-October 31 net capital and/or currency losses, above, to the year ended September 30, 2003. The cumulative effect of other timing differences is primarily composed of deferred trustees' fees.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. AGREEMENTS

Under an administrative services agreement with the Fund, Berger Financial Group LLC ("Berger", formerly Berger LLC) serves as the administrator of the Fund. Pursuant to such agreement, the Fund pays Berger a fee at an annual rate equal to the lesser of 0. 10% of its average daily net assets or Berger's annual cost to provide or procure such services plus 0. 01% of the Fund's average daily net assets. Under the agreement, Berger is responsible, at its own expense, for providing or procuring all administrative services reasonably necessary for the operation of the Fund.

State Street Bank and Trust Company ("State Street") has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the net asset value of the Fund, and to perform certain accounting and recordkeeping functions. The cost of such services are covered under the administrative services agreement with Berger, as mentioned above.

Certain officers and trustees of the Trust are also officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services. Such fees, which are allocated among the entire Berger Funds complex, are allocated directly to the Portfolio and, therefore, indirectly to the Fund.


Berger Funds o September 30, 2002 International CORE Annual Report

                                                         International CORE Fund

================================================================================

3. OTHER MATTERS

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger, announced its intention to consolidate all of its investment advisory and fund administrative operations under Janus Capital Management LLC ("Janus") on or before December 31, 2002. As the transaction is presently contemplated, Berger, the investment adviser and administrator to the Berger Funds, will be consolidated into Janus and Berger will cease to exist.

It is presently anticipated that a change in administration of the Fund and portfolio management of the Portfolio will occur. The trustees of the Berger Funds will be responsible for selecting a new adviser and administrator and have begun considering the alternatives. Berger will continue to provide investment advisory and administrative services to the Berger Funds, including the Fund and the Portfolio, until the completion of the transaction. It is anticipated that the consolidation of Stilwell and any changes in the portfolio management of the Portfolio will be completed in the first quarter of 2003.


              Berger Funds o September 30, 2002 International CORE Annual Report

12

FINANCIAL HIGHLIGHTS
================================================================================

BERGER INTERNATIONAL CORE FUND
For a Share Outstanding Throughout the Period

                                                                                  Years Ended September 30,
-----------------------------------------------------------------------------------------------------------------------------------
                                                          2002             2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       9.97     $      14.81     $      13.46     $      10.60     $      11.67
From investment operations
  Net investment income (loss)                            0.15             0.22             0.09            (0.12)            0.43
  Net realized and unrealized gains (losses)
    on securities and foreign currency
    transactions allocated from Portfolio                (1.95)           (4.15)            1.31             3.32            (1.34)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         (1.80)           (3.93)            1.40             3.20            (0.91)
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
  Dividends (from net investment income)                 (0.24)              --            (0.05)           (0.34)           (0.08)
  Distributions (from capital gains)                        --            (0.91)              --               --            (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
  Total dividends and distributions                      (0.24)           (0.91)           (0.05)           (0.34)           (0.16)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $       7.93     $       9.97     $      14.81     $      13.46     $      10.60
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (18.56)%         (28.07)%          10.40%           30.45%           (7.79)%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)        $    113,012     $    203,476     $    260,789     $    231,985     $    153,918
  Net expense ratio to average net assets(1),(2)          1.02%            0.99%            1.01%            1.06%            1.08%
  Ratio of net investment income to
    average net assets                                    1.06%            1.98%            0.69%            0.69%            3.44%
  Gross expense ratio to average net assets(2)            1.02%            0.99%            1.01%            1.06%            1.12%
  Portfolio turnover rate(3)                                39%              41%              31%              16%              17%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Adviser.

(2) Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

(3) Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

See notes to financial statements.


Berger Funds o September 30, 2002 International CORE Annual Report

                                                         International CORE Fund

REPORT OF INDEPENDENT
ACCOUNTANTS
================================================================================


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF BERGER WORLDWIDE FUNDS TRUST

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger International CORE Fund (one of the funds constituting Berger Worldwide Funds Trust, hereafter referred to as the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 3 to the financial statements, investment advisory and administrative operations currently performed by Berger Financial Group LLC will be consolidated under Janus Capital Management LLC during the first quarter of 2003. It is presently anticipated that Berger Financial Group LLC, the administrator of the Fund and the adviser of Berger International Portfolio (the sole portfolio constituting Berger Worldwide Portfolios Trust), in which the Fund invests all of its investable assets, will cease to exist and a change in portfolio administration and management will occur as directed by the Boards of Trustees of the Fund and Berger Worldwide Portfolios Trust.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Denver, Colorado

November 6, 2002


              Berger Funds o September 30, 2002 International CORE Annual Report

14

================================================================================



                                     Berger
                             International Portfolio


                                  Annual Report
                               September 30, 2002



           The following pages should be read in conjunction with the
                         Berger International CORE Fund
                                 Annual Report.



Berger Funds o September 30, 2002 International CORE Annual Report

                                                         International Portfolio

BERGER
INTERNATIONAL PORTFOLIO
================================================================================

SCHEDULE OF INVESTMENTS

                                                                                                   September 30, 2002
---------------------------------------------------------------------------------------------------------------------
Country/Shares    Company                       Industry                                                        Value
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK (100.03%)
AUSTRALIA (3.80%)
  183,114         Brambles Industries Ltd.      Transport                                              $      641,388
  315,558         Fosters Group Ltd.            Restaurants/Pubs/Breweries                                    789,987
   75,010         National Australia Bank Ltd.  Banks                                                       1,363,781
  155,738         News Corp. Ltd.               Media & Photography                                           743,401
  167,720         Westpac Banking Corp. Ltd.    Banks                                                       1,261,463
---------------------------------------------------------------------------------------------------------------------
                                                                                                            4,800,020
---------------------------------------------------------------------------------------------------------------------

FINLAND (0.98%)
   92,767         Nokia Oyj                     Information Technology Hardware                             1,232,681
---------------------------------------------------------------------------------------------------------------------

FRANCE (8.54%)
   68,710         Aventis SA                    Pharmaceuticals                                             3,597,748
  130,112         AXA                           Insurance                                                   1,276,444
   16,880         Lafarge SA                    Construction & Building Materials                           1,347,469
   34,683         TotalFinaElf SA - Class B     Oil & Gas                                                   4,564,107
---------------------------------------------------------------------------------------------------------------------
                                                                                                           10,785,768
---------------------------------------------------------------------------------------------------------------------

GERMANY (6.50%)
    8,032         Allianz AG - Reg.             Insurance                                                     687,586
   71,415         Bayer AG                      Chemicals - Commodity                                       1,231,175
   66,610         Bayerische Motoren
                  Werke AG                      Automobiles                                                 2,139,397
   18,327         Deutsche Bank AG - Reg.       Banks                                                         833,789
   70,254         E.On AG                       Diversified Industrials                                     3,317,675
---------------------------------------------------------------------------------------------------------------------
                                                                                                            8,209,622
---------------------------------------------------------------------------------------------------------------------

HONG KONG (2.97%)
  195,000         Cheung Kong (Holdings) PLC    Real Estate                                                 1,232,571
  114,000         Hong Kong Electric
                  Holdings Ltd.                 Electricity                                                   485,259
5,740,000         Petrochina Co. Ltd.           Oil & Gas                                                   1,162,785
  148,000         Sun Hung Kai Properties Ltd.  Real Estate                                                   869,076
---------------------------------------------------------------------------------------------------------------------
                                                                                                            3,749,691
---------------------------------------------------------------------------------------------------------------------

ITALY (4.00%)
  221,832         ENI S.p.A.                    Oil & Gas                                                   3,041,926
  283,758         Telecom Italia S.p.A.         Telecommunications Services                                 2,021,242
---------------------------------------------------------------------------------------------------------------------
                                                                                                            5,063,168
---------------------------------------------------------------------------------------------------------------------

JAPAN (14.60%)
   15,610         ACOM Co. Ltd.                 Specialty & Other Finance                                     659,099
  124,000         Canon, Inc.                   Electronic & Electrical Equipment                           4,054,052
   57,000         Fuji Photo Film Co. Ltd.      Media & Photography                                         1,699,675


              Berger Funds o September 30, 2002 International CORE Annual Report

16


BERGER
INTERNATIONAL PORTFOLIO
================================================================================

SCHEDULE OF INVESTMENTS

                                                                                                   September 30, 2002
---------------------------------------------------------------------------------------------------------------------
Country/Shares    Company                       Industry                                                        Value
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK (100.03%) - CONTINUED
JAPAN (14.60%) - CONTINUED
  241,000         Hitachi Ltd.                  Information Technology Hardware                        $    1,207,623
   54,200         Honda Motor Co. Ltd.          Automobiles                                                 2,194,981
   23,200         Hoya Corp.+                   Electronic & Electrical Equipment                           1,438,863
   13,100         Nintendo Co. Ltd.             Entertainment/Leisure/Toys                                  1,525,921
      573         NTT DoCoMo, Inc.              Telecommunications Services                                   979,045
    6,700         Rohm Co. Ltd.                 Information Technology Hardware                               786,487
    7,800         SMC Corp.+                    Engineering & Machinery                                       702,247
   20,300         Sony Corp.                    Household Goods & Textiles                                    852,121
   58,300         Takeda Chemicals
                  Industries Ltd.               Pharmaceuticals                                             2,351,444
---------------------------------------------------------------------------------------------------------------------
                                                                                                           18,451,558
---------------------------------------------------------------------------------------------------------------------

NETHERLANDS (9.58%)
  167,572         ABN Amro Holdings NV          Banks                                                       1,834,325
   27,392         Heineken NV                   Beverages                                                   1,074,629
  208,906         ING Groep NV                  Banks                                                       2,891,505
  131,330         Koninklijke Ahold NV          Food & Drug Retailers                                       1,555,672
  123,261         Koninklijke Phillips
                  Electronics NV                Household Goods & Textiles                                  1,790,103
  124,527         Reed Elsevier NV              Media & Photography                                         1,487,390
   48,340         TPG NV                        Support Services                                              809,967
   28,456         VNU NV                        Media & Photography                                           660,939
---------------------------------------------------------------------------------------------------------------------
                                                                                                           12,104,530
---------------------------------------------------------------------------------------------------------------------

PORTUGAL (0.21%)
  178,052         Electricidade de Portugal SA  Electricity                                                   265,619
---------------------------------------------------------------------------------------------------------------------

SOUTH KOREA (2.29%)
   22,400         Kookmin Bank - Spon. ADR      Banks                                                         793,632
   25,202         Pohang Iron & Steel Co.-
                  Spon. ADR                     Steel & Other Materials                                       543,859
   13,149         Samsung Electronics
                  Co. Ltd. - GDR Reg.           Electronic & Electrical Equipment                           1,558,157
---------------------------------------------------------------------------------------------------------------------
                                                                                                            2,895,648
---------------------------------------------------------------------------------------------------------------------

SPAIN (2.91%)
  344,272         Banco Santander Central
                  Hispano SA                    Banks                                                       1,758,438
  257,083         Telefonica SA*                Telecommunications Services                                 1,915,048
---------------------------------------------------------------------------------------------------------------------
                                                                                                            3,673,486
---------------------------------------------------------------------------------------------------------------------

Berger Funds o September 30, 2002 International CORE Annual Report

                                                         International Portfolio

================================================================================

SCHEDULE OF INVESTMENTS

                                                                                                   September 30, 2002
---------------------------------------------------------------------------------------------------------------------
Country/Shares    Company                       Industry                                                        Value
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK (100.03%) - CONTINUED
SWITZERLAND (13.04%)
   24,150         Nestle SA Reg.                Food Producers & Processors                            $    5,268,496
   75,874         Novartis AG Reg.              Pharmaceuticals                                             2,994,350
   34,352         Roche Holding AG              Pharmaceuticals                                             2,319,225
   47,845         Swiss Re Reg.                 Insurance                                                   2,685,609
   77,081         UBS AG Reg.                   Banks                                                       3,201,264
---------------------------------------------------------------------------------------------------------------------
                                                                                                           16,468,944
---------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (30.61%)
   65,040         3i Group PLC                  Investment Co.                                                440,134
  576,352         Barclays PLC                  Banks                                                       3,361,816
   70,377         Boots Co. PLC                 Retail Trade                                                  583,987
  333,227         BP PLC                        Oil & Gas                                                   2,223,599
  155,006         British American
                  Tobacco PLC                   Tobacco                                                     1,579,503
  216,783         Cadbury Schweppes PLC         Food Producers & Processors                                 1,446,577
  265,398         Compass Group PLC             Restaurants/Pubs/Breweries                                  1,104,259
  320,246         Diageo PLC                    Beverages                                                   3,967,237
  221,707         GlaxoSmithKline PLC           Pharmaceuticals                                             4,281,657
  248,273         Hilton Group PLC              Leisure, Entertainment, & Hotels                              623,702
  191,070         HSBC Holdings PLC             Commercial Banks & Other Banks                              1,931,994
  168,253         Kingfisher PLC                Retail Trade                                                  544,199
  431,947         Lloyds TSB Group PLC          Banks                                                       3,184,149
  225,915         Prudential Corp. PLC          Life Assurance                                              1,204,238
   46,000         RMC Group PLC                 Construction & Building Materials                             302,621
  539,250         Shell Transport And
                  Trading Co. PLC               Oil & Gas                                                   3,208,904
   49,666         Smiths Group PLC              Aerospace & Defense                                           499,856
  430,435         Tesco PLC                     Food & Drug Retailers                                       1,390,512
  144,600         TI Automotive Ltd.-
                  Ordinary A Shares*@ X         Automobile Components                                              --
  350,919         Unilever PLC                  Food Producers & Processors                                 3,179,143
1,807,845         Vodafone Group PLC            Telecommunications Services                                 2,313,376
   68,054         Wolseley PLC                  Construction & Building Materials                             540,135
  114,400         WPP Group PLC                 Media & Photography                                           766,077
---------------------------------------------------------------------------------------------------------------------
                                                                                                           38,677,675
---------------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost $139,202,965)                                                                    126,378,410
---------------------------------------------------------------------------------------------------------------------
Total Investments (Cost $139,202,965) (100.03%)                                                           126,378,410
Total Other Assets, Less Liabilities (-0.03%)                                                                 (39,686)
---------------------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                                   $  126,338,724
---------------------------------------------------------------------------------------------------------------------

              Berger Funds o September 30, 2002 International CORE Annual Report

18


BERGER
INTERNATIONAL PORTFOLIO
================================================================================

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

                               Contract         Maturity                Value on       Unrealized
              Currency           Amount             Date      September 30, 2002     Appreciation
-------------------------------------------------------------------------------------------------
Sell      Japanese Yen      137,736,000         10/15/02            $  1,132,357     $     12,038
Sell      Japanese Yen       34,748,000         10/28/02                 285,871            4,179
Sell      Japanese Yen       73,707,000         10/28/02                 606,387            7,409
-------------------------------------------------------------------------------------------------
                                                                    $  2,024,615     $     23,626
-------------------------------------------------------------------------------------------------

*   Non-income producing security.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Portfolio's trustees.
+ - Security is designated as collateral for forward foreign currency contracts. ADR - American Depositary Receipt.
GDR - Global Depository Receipt.
PLC - Public Limited Company.

X  Schedule of Restricted Securities and/or Illiquid Securities


                                                                Fair Value
                               Date                   Fair        as a %
                             Acquired       Cost      Value    of Net Assets
----------------------------------------------------------------------------
TI Automotive Ltd. -
A Shares
  Common Stock              6/30/2001       $0          $0          0.00%

See notes to financial statements.


Berger Funds o September 30, 2002 International CORE Annual Report

                                                         International Portfolio

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

                                                                      September 30, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at cost                                                   $  139,202,965
----------------------------------------------------------------------------------------
Investments, at value                                                  $  126,378,410(1)
Cash                                                                            6,985
Foreign cash (cost $11,468)                                                    11,561
Receivables
    Investment securities sold                                              1,599,732
    Contributions                                                              44,952
    Dividends                                                                 867,787
Other investments (Note 3)                                                 15,058,460
Net unrealized appreciation on forward currency contracts                      23,626
----------------------------------------------------------------------------------------
    Total Assets                                                          143,991,513
----------------------------------------------------------------------------------------
LIABILITIES
Payables
    Investment securities purchased                                           184,311
    Withdrawals                                                               382,528
    Loan payable to banks                                                   1,870,000
    Interest                                                                   11,334
    Securities loaned                                                      15,058,460
Accrued investment advisory fees                                              100,186
Accrued custodian and accounting fees                                           8,210
Accrued audit fees                                                             37,760
----------------------------------------------------------------------------------------
    Total Liabilities                                                      17,652,789
----------------------------------------------------------------------------------------
NET ASSETS                                                             $  126,338,724
----------------------------------------------------------------------------------------

(1) Includes securities on loan with value totaling $14,313,857.

See notes to financial statements.

              Berger Funds o September 30, 2002 International CORE Annual Report

20


BERGER
INTERNATIONAL PORTFOLIO
================================================================================

STATEMENT OF OPERATIONS

                                                                                                  Year Ended
                                                                                          September 30, 2002
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends (net of foreign taxes withheld)                                                $    3,874,508
    Interest                                                                                         65,771
    Securities lending income                                                                       321,411
------------------------------------------------------------------------------------------------------------
    Total Income                                                                                  4,261,690
------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment advisory fees                                                                      1,778,311
    Accounting fees                                                                                  46,808
    Custodian fees                                                                                   64,854
    Audit fees                                                                                       38,388
    Legal fees                                                                                        3,258
    Trustees' fees and expenses                                                                      17,446
    Interest expense                                                                                 30,243
    Other expenses                                                                                    1,360
------------------------------------------------------------------------------------------------------------
    GROSS EXPENSES                                                                                1,980,668
    LESS BROKERAGE CREDITS                                                                          (19,716)
    LESS EARNINGS CREDITS                                                                              (968)
------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                  1,959,984
------------------------------------------------------------------------------------------------------------
    Net Investment Income                                                                         2,301,706
------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES AND
    FOREIGN CURRENCY TRANSACTIONS
Net realized loss on securities and foreign currency transactions                               (40,769,529)
Net change in unrealized appreciation on securities and foreign currency transactions            11,520,817
------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Securities and
    Foreign Currency Transactions                                                               (29,248,712)
------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $  (26,947,006)
------------------------------------------------------------------------------------------------------------

Foreign taxes withheld                                                                       $      712,992
============================================================================================================

See notes to financial statements.


Berger Funds o September 30, 2002 International CORE Annual Report

                                                         International Portfolio

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         Years Ended September 30,
                                                                                              2002                2001
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                                               $    2,301,706      $    5,872,111
Net realized loss on securities and
    foreign currency transactions                                                      (40,769,529)        (17,430,588)
Net change in unrealized appreciation (depreciation)
    on securities and foreign currency transactions                                     11,520,817         (72,926,505)
-----------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting
    from Operations                                                                    (26,947,006)        (84,484,982)
-----------------------------------------------------------------------------------------------------------------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions                                                                          273,803,067         753,515,376
Withdrawals                                                                           (356,669,512)       (744,646,177)
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
    Investors' Beneficial Interest Transactions                                        (82,866,445)          8,869,199
-----------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets                                                            (109,813,451)        (75,615,783)

NET ASSETS
Beginning of period                                                                    236,152,175         311,767,958
-----------------------------------------------------------------------------------------------------------------------
End of period                                                                       $  126,338,724      $  236,152,175
-----------------------------------------------------------------------------------------------------------------------

                                                                 Years Ended September 30,
                                           2002              2001              2000              1999              1998
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period
    (in thousands)                   $  126,339        $  236,152        $  311,768        $  265,211        $  177,596
Net expense ratio to
    average net assets(1)                  0.95%             0.95%             0.97%             1.00              1.00%
Ratio of net investment income
    to average net assets                  1.10%             2.04%             0.73%             0.75              3.45%
Gross expense ratio to
    average net assets                     0.95%             0.95%             0.97%             1.01              1.04%
Portfolio turnover rate                      39%               41%               31%               16%               17%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. See notes to financial statements.


              Berger Funds o September 30, 2002 International CORE Annual Report

22


NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
================================================================================

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Berger International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is the only series established under the Berger Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. Currently there are three investors in the Portfolio: the Berger International Fund, the International Equity Fund and the Berger International CORE Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

FEDERAL INCOME TAX STATUS

The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are reported as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium (see "Change in Accounting


Berger Funds o September 30, 2002 International CORE Annual Report

                                                         International Portfolio

================================================================================

Principle" note). Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

CHANGE IN ACCOUNTING PRINCIPLE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and was effective for fiscal -years beginning after December 15, 2000. Effective October 1, 2001, the Portfolio adopted the provisions of the Guide and, as a result, amortizes discount and premium on debt securities. Prior to October 1, 2001, the Portfolio did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Portfolio. Additionally, the effect of this change had no impact on the Portfolio's components of net assets or on its changes in net assets from operations for the year ended September 30, 2002.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. AGREEMENTS

Berger Financial Group LLC ("Berger", formerly Berger LLC) serves as investment adviser to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to Berger according to the following schedule:

Average Daily Net Assets                                             Annual Rate
--------------------------------------------------------------------------------
First $500 million                                                          .85%
Next $500 million                                                           .80%
Over $1 billion                                                             .75%
--------------------------------------------------------------------------------

The investment advisory fee is accrued daily and paid monthly. Berger has delegated the day-to-day investment management of the Portfolio to Bank of Ireland Asset Management (U.S.) Limited ("BIAM"). Berger pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio. Berger is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio.

The Portfolio has entered into custody, recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreements provide for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other funds in the Berger Funds complex. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by State Street as custodian. The Portfolio could have employed these cash balances to produce income if it had not entered into this expense reduction arrangement with State Street. Such reductions are included in Earnings Credits in the Statement of Operations.

The trustees of the Portfolio have authorized portfolio transactions to be placed through certain unaffiliated broker-dealers. When transactions are effected through such broker-dealers, a portion of the commission is credited against, and thereby reduces, operating expenses that the Portfolio would otherwise be obligated to pay. Such credits are included as Brokerage Credits on the Statement of Operations. No such credits were earned from affiliated broker-dealers.

Certain officers and trustees of the Trust are officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among all of the funds in the Berger Funds complex. The Portfolio's portion of the trustees' fees and expenses for the year ended September 30, 2002, totaled $17, 446.


              Berger Funds o September 30, 2002 International CORE Annual Report

24


NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
================================================================================

The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds managed by Berger until distribution in accordance with the Plan.

3. INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) during the year ended September 30, 2002 were as follows:

                Purchases                    Sales
--------------------------------------------------------------------------------
              $79,338,226             $147,618,814
--------------------------------------------------------------------------------

There were no purchases or sales of long-term U.S. government securities during the year ended September 30, 2002.

UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES

At September 30, 2002, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held were as follows:

                        Gross Unrealized     Gross Unrealized                  Net
Federal Tax Cost            Appreciation         Depreciation         Depreciation
----------------------------------------------------------------------------------
    $146,031,876             $13,331,321        $(32,984,787)        $(19,653,466)
----------------------------------------------------------------------------------

The difference between book and tax appreciation/depreciation is primarily due to wash sale loss deferrals.

FORWARD CURRENCY CONTRACTS

The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized and unrealized gains or losses on these securities are included in Net Realized and Unrealized Gain
(Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

SECURITIES LENDING

Under an agreement with State Street, the Portfolio has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater than the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Portfolio and State Street as lending agent.

REPURCHASE AGREEMENTS

Repurchase agreements held by the Portfolio are fully collateralized by U.S. government and government agency securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements


Berger Funds o September 30, 2002 International CORE Annual Report

                                                         International Portfolio

================================================================================

including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Portfolio may have elements of risk due to concentrated investments in specific industries, foreign issuers located in a specific country or certain restricted securities. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value of securities. The Portfolio may have registration rights for specific restricted securities, which may require that registration costs be borne by the Portfolio.

4. LINE OF CREDIT

The Portfolio, along with certain other funds managed by Berger, is party to an ongoing agreement with State Street that allows these funds and the Portfolio, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee by the Funds based on the average daily unused portion of the line of credit. At September 30, 2002, the Portfolio had line of credit borrowings outstanding of $1, 870, 000. Such borrowings are considered short-term and were repaid subsequent to September 30, 2002.

5. OTHER MATTERS

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger, announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus") on or before December 31, 2002. As the transaction is presently contemplated, Berger, the investment adviser to the Berger Funds, will be consolidated into Janus and Berger will cease to exist.

It is presently anticipated that a change in portfolio management of the Portfolio will occur.

The directors/trustees of the Berger Funds will be responsible for selecting a new adviser for the Portfolio and have begun considering the alternatives. Berger will continue to provide investment advisory and administrative services to the Berger Funds, including the Portfolio, until the completion of the transaction. It is anticipated that the consolidation of Stilwell and any changes in the portfolio management of the Portfolio will be completed in the first quarter of 2003.


              Berger Funds o September 30, 2002 International CORE Annual Report

26

REPORT OF INDEPENDENT
ACCOUNTANTS
================================================================================

TO THE BOARD OF TRUSTEES AND INVESTORS OF BERGER WORLDWIDE PORTFOLIOS TRUST

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the ratios/supplementary data present fairly, in all material respects, the financial position of Berger International Portfolio (the sole portfolio comprising Berger Worldwide Portfolios Trust, hereafter referred to as the "Portfolio") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the ratios/supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and ratios/supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As discussed in Note 5 to the financial statements, investment advisory operations currently performed by Berger Financial Group LLC will be consolidated under Janus Capital Management LLC during the first quarter of 2003. It is presently anticipated that Berger Financial Group LLC, the adviser of the Portfolio, will cease to exist and a change in portfolio management will occur as directed by the Board of Trustees of the Portfolio.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
November 6, 2002



Berger Funds o September 30, 2002 International CORE Annual Report

                                                         International CORE Fund


FUND TRUSTEES AND OFFICERS
(UNAUDITED)
================================================================================

The Fund is supervised by a board of trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. The Fund's board hires the companies that run day-to-day Fund operations, such as the investment adviser, administrator, transfer agent and custodian. The trustees do not serve for a specified term of office; however, they have adopted a retirement age of 75 years. The following table provides information about each of the trustees and officers of the Trust.


                        POSITION(S)                                     NUMBER
                        HELD WITH                                       OF FUNDS
                        THE TRUST                                       IN FUND
                        AND                                             COMPLEX           OTHER
                        LENGTH OF                                       OVERSEEN          DIRECTORSHIPS
NAME, ADDRESS           TIME        PRINCIPAL OCCUPATIONS DURING        BY                HELD BY
AND AGE                 SERVED      THE PAST 5 YEARS                    TRUSTEE           TRUSTEE
-------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------
Michael Owen            Chairman    Dean of Zayed University (since     20                n/a
210 University Blvd.    of the      September 2000). Formerly self-
Suite 800               Board       employed as a financial and
Denver, CO 80206        (5 years)   management consultant, and
                                    in real estate development
                                    (from June 1999 to September
DOB:1937                            2000). Dean (from 1993 to June
                                    1999), and a member of the
                                    Finance faculty (from 1989 to
                                    1993), of the College of
                                    Business, Montana State
                                    University. Formerly, Chairman
                                    and Chief Executive Officer of
                                    Royal Gold, Inc. (mining) (1976
                                    to 1989).
-------------------------------------------------------------------------------------------------------
Dennis E. Baldwin       Trustee     President, Baldwin Financial        20                n/a
210 University Blvd.    (5 years)   Counseling (since July 1991).
Suite 800                           Formerly, Vice President and
Denver, CO 80206                    Denver Office Manager of Merrill
                                    Lynch Capital Markets
DOB:1928                            (1978 to 1990).
-------------------------------------------------------------------------------------------------------
Katherine A.            Vice Chair  Managing Principal (since           20                n/a
Cattanach, CFA          of the      September 1987), Sovereign
210 University Blvd.    Board       Financial Services, Inc.
Suite 800               (5 years)   (investment consulting firm).
Denver, CO 80206                    Executive Vice President (1981 to
                                    1988), Captiva Corporation,
DOB:1945                            Denver, Colorado (private
                                    investment management firm).
                                    Ph.D. in Finance (Arizona State
                                    University).


              Berger Funds o September 30, 2002 International CORE Annual Report

28


FUND TRUSTEES AND OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================


                        POSITION(S)                                     NUMBER
                        HELD WITH                                       OF FUNDS
                        THE TRUST                                       IN FUND
                        AND                                             COMPLEX     OTHER
                        LENGTH OF                                       OVERSEEN    DIRECTORSHIPS
NAME, ADDRESS           TIME        PRINCIPAL OCCUPATIONS DURING        BY          HELD BY
AND AGE                 SERVED      THE PAST 5 YEARS                    TRUSTEE     TRUSTEE
-------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------
Paul R. Knapp           Trustee     Executive Officer of DST Systems,   20          Director and
210 University Blvd.    (5 years)   Inc. ("DST"), a publicly                        Vice President
Suite 800                           traded information and transaction              (February
Denver, CO 80206                    processing company, which acts as               1998 to November
                                    the Funds' transfer agent (since                2000) of West
DOB:1945                            October 2000). DST is                           Side Investments,
                                    33% owned by Stilwell Management                Inc. (investments),
                                    Inc., which owns approximately                  a wholly owned
                                    89. 5% of Berger Financial Group                subsidiary of
                                    LLC. Mr. Knapp owns common                      DST Systems, Inc.
                                    shares and options convertible
                                    into common shares of DST
                                    Systems which, in the aggregate
                                    and assuming exercise of the
                                    options, would result in his
                                    owning less than 1/2 of 1% of
                                    DST System's common shares. Mr.
                                    Knapp is also President of
                                    Vermont Western Assurance, Inc.,
                                    a wholly owned subsidiary of DST
                                    Systems (since December 2000).
                                    President, Chief Executive
                                    Officer and a director
                                    (September 1997 to October 2000)
                                    of DST Catalyst, Inc., an
                                    international financial markets
                                    consulting, software and
                                    computer services company, (now
                                    DST International, a subsidiary
                                    of DST). Previously (1991 to
                                    October 2000), Chairman,
                                    President, Chief Executive
                                    Officer and a director of
                                    Catalyst Institute
                                    (international public policy
                                    research organization focused
                                    primarily on financial markets
                                    and institutions); also (1991 to
                                    September 1997), Chairman,
                                    President, Chief Executive
                                    Officer and a director of
                                    Catalyst Consulting
                                    (international financial
                                    institutions business consulting
                                    firm).



Berger Funds o September 30, 2002 International CORE Annual Report

                                                         International CORE Fund

================================================================================


                        POSITION(S)                                     NUMBER
                        HELD WITH                                       OF FUNDS
                        THE TRUST                                       IN FUND
                        AND                                             COMPLEX     OTHER
                        LENGTH OF                                       OVERSEEN    DIRECTORSHIPS
NAME, ADDRESS           TIME        PRINCIPAL OCCUPATIONS DURING        BY          HELD BY
AND AGE                 SERVED      THE PAST 5 YEARS                    TRUSTEE     TRUSTEE
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------
Harry T. Lewis, Jr.     Trustee     Lewis Investments (since June       20          Director, J. D.
210 University Blvd.    (5 years)   1988) (self-employed private                    Edwards & Co. (1995
Suite 800                           invest Formerly, Senior Vice                    to March 2002);
Denver, CO 80206                    President Rocky Mountain Region                 Director, National
                                    of Dain Bosworth Incorporated                   Fuel Corporation
DOB:1933                            and member of that firm                         (oil & gas
                                    Management Committee (1981 to                   production);
                                    1988).                                          Advisory Director,
                                                                                    Otologics, LLC,
                                                                                    (implantable hearing
                                                                                    aid) (since 1999);
                                                                                    Member of Community
                                                                                    Advisory Board,
                                                                                    Wells Fargo Bank-
                                                                                    Denver
--------------------------------------------------------------------------------------------------------
William Sinclaire       Trustee     President (since January 1998),     20          n/a
210 University Blvd.    (5 years)   Santa Clara LLC (privately owned
Suite 800                           agricultural company). President
Denver, CO 80206                    (January 1963 to January 1998),
                                    Sinclaire Cattle Co. (privately
DOB:1928                            owned agricultural company).



              Berger Funds o September 30, 2002 International CORE Annual Report

30

FUND TRUSTEES AND OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================


                        POSITION(S)                                     NUMBER
                        HELD WITH                                       OF FUNDS
                        THE TRUST                                       IN FUND
                        AND                                             COMPLEX     OTHER
                        LENGTH OF                                       OVERSEEN    DIRECTORSHIPS
NAME, ADDRESS           TIME        PRINCIPAL OCCUPATIONS DURING        BY          HELD BY
AND AGE                 SERVED      THE PAST 5 YEARS                    TRUSTEE     TRUSTEE
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------
Albert C. Yates          Trustee    President (since 1990               20          Member, Board of
210 University Blvd.    (1 year)    Chancellor and of Professor                     Directors, Adolph
Suite 800                           Chemistry-Department of                         Coors Company
Denver, CO 80206                    Chemistry of Colorado State                     (brewing company)
                                    University Formerly Executive                   (since 1998);
DOB:1941                            Vice President and Provost (1983                Member, Board of
                                    to 1990), Academic Vice                         Directors, Dominion
                                    President and Provost (1981 to                  Industrial Capital
                                    1983) and of Professor Chemistry                Bank (1999 to 2000);
                                    (1981 to 1990) of Washington                    Member, Board of
                                    State University. Vice President                Directors,
                                    and University Dean for Graduate                Centennial Bank of
                                    Studies and Research and of                     the West (since
                                    Professor Chemistry of the                      2001)
                                    University of Cincinnati (1977
                                    to 1981).


Berger Funds o September 30, 2002 International CORE Annual Report

                                                         International CORE Fund

================================================================================


                        POSITION(S)                                     NUMBER
                        HELD WITH                                       OF FUNDS
                        THE TRUST                                       IN FUND
                        AND                                             COMPLEX     OTHER
                        LENGTH OF                                       OVERSEEN    DIRECTORSHIPS
NAME, ADDRESS           TIME        PRINCIPAL OCCUPATIONS DURING        BY          HELD BY
AND AGE                 SERVED      THE PAST 5 YEARS                    TRUSTEE     TRUSTEE
--------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------------------------------
Jack R. Thompson*       President   February 1999 to May 1999) of       20          Audit Committee
210 University Blvd.    and         Berger Growth Fund and Berger                   Member of the Public
Suite 800               Trustee     Large Cap Growth Fund. President                Employees'
Denver, CO 80206        of the      and a trustee since May 1999                    Retirement
                        Trust       (Executive Vice President from                  Association of
DOB:1949                (since May  February 1999 to May 1999) of                   Colorado (pension
                        1999)       Berger Investment Portfolio                     plan) (from November
                                    Trust, Berger Institutional                     1997 to December
                                    Products Trust, Berger Worldwide                2001).
                                    Funds Trust, Berger Worldwide
                                    Portfolios Trust and Berger Omni
                                    Investment Trust. President and
                                    Chief Executive Officer (since
                                    June 1999) (Executive Vice
                                    President from February 1999 to
                                    June 1999) of Berger Financial
                                    Group LLC (formerly Berger LLC).
                                    Director, President and Chief
                                    Executive Office of Stilwell
                                    Management, Inc. (since
                                    September 1999). President and
                                    Chief Executive Officer of
                                    Berger/Bay Isle LLC (since May
                                    1999). Self-employed as a
                                    consultant from July 1995
                                    through February 1999. Director
                                    of Wasatch Advisors (investment
                                    management) from February 1997
                                    to February 1999.

* Mr. Thompson is considered an interested person of the Trust due to his positions held at Berger Financial Group LLC (or its affiliated companies).




              Berger Funds o September 30, 2002 International CORE Annual Report

32

FUND TRUSTEES AND OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================


                           POSITION(S)
                           HELD WITH
                           THE TRUST
                           AND
                           LENGTH OF
NAME, ADDRESS              TIME
AND AGE                    SERVED                     PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
OFFICERS OF THE TRUST
---------------------------------------------------------------------------------------------------------
Jay W. Tracey, CFA*        Executive                  Executive Vice President of the Berger Funds (since
210 University Blvd.       Vice                       August 2000). Executive Vice President and Chief
Suite 800                  President                  Investment Officer of Berger Financial Group LLC
Denver, CO 80206           of the Trust               (since June 2000). Team portfolio manager (since
                           (since Aug.                July 2002) and portfolio manager (August 2000 to
DOB:1954                   2000) and                  July 2002) of the Berger Growth Fund; portfolio
                           Portfolio                  manager of the Berger Small Company Growth Fund
                           Manager                    (since July 2002) and the Berger Large Cap Growth
                           (since Jun.                Fund (from January 2001 through December 2001).
                           2000)                      Team portfolio manager (since December 2001) of the
                                                      Berger Mid Cap Growth Fund. Formerly, Vice
                                                      President and portfolio manager at
                                                      OppenheimerFunds, Inc. (September 1994 to May
                                                      2000).
---------------------------------------------------------------------------------------------------------
Janice M. Teague*          Vice                       Vice President (since November 1998) and Assistant
210 University Blvd.       President                  Secretary (since February 2000 and previously from
Suite 800                  of the                     September 1996 to November 1998) and Secretary
Denver, CO 80206           Trust                      (November 1998 to February 2000) of the Berger
                           (since                     Funds. Vice President (since October 1997),
DOB:1954                   November                   Secretary (since November 1998) and (October 1996
                           1998) and                  Assistant through November 1998) with Berger
                           Assistant                  Financial Group LLC. Secretary Vice President and
                           Secretary                  Secretary with Berger Distributors LLC (since
                           (since                     August 1998). Vice President and Secretary of Bay
                           Feb.                       Isle Financial LLC (since January 2002). Formerly,
                           2000)                      self- employed as a business consultant (from June
                                                      1995 through September 1996).
---------------------------------------------------------------------------------------------------------
Andrew J. Iseman*          Vice                       Vice President of the Berger Funds (since March
210 University Blvd.       President                  2001). Vice President (since September 1999) and
Suite 800                  of the                     Chief Operating Officer (since November 2000) of
Denver, CO 80206           Trust                      Berger Financial Group LLC. Manager (since
                           (since                     September 1999) and Director (June 1999 to
DOB:1964                   Mar.                       September 1999) of Berger Distributors LLC. Vice
                           2001)                      President-Operations (February 1999 to November
                                                      2000) of Berger Financial Group LLC. Associate
                                                      (November 1998 to February 1999) with DeRemer &
                                                      Associates (a consulting firm). Vice
                                                      President-Operations (February 1997 to November
                                                      1998) and Director of Research and Development (May
                                                      1996 to February 1997) of Berger Financial Group
                                                      LLC.
---------------------------------------------------------------------------------------------------------
Anthony R. Bosch*          Vice                       Vice President of the Berger Funds (since February
210 University Blvd.       President                  2000). Vice President (since June 1999) and Chief
Suite 800                  of the                     Legal Officer (since August 2000) with Berger
Denver, CO 80206           Trust                      Financial Group LLC. Vice President and Chief
                           (since                     Compliance Officer with Berger Distributors LLC
DOB:1965                   Feb.                       (since September 2001). Vice President of Bay Isle
                           2000)                      Financial LLC (since January 2002). Formerly,
                                                      Assistant Vice President of Federated Investors,
                                                      Inc. (December 1996 through May 1999), and Attorney
                                                      with the U.S. Securities and Exchange Commission
                                                      (June 1990 through December 1996).


Berger Funds o September 30, 2002 International CORE Annual Report

                                                         International CORE Fund

================================================================================


                           POSITION(S)
                           HELD WITH
                           THE TRUST
                           AND
                           LENGTH OF
NAME, ADDRESS              TIME
AND AGE                    SERVED                     PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
OFFICERS OF THE TRUST
---------------------------------------------------------------------------------------------------------
Brian S. Ferrie*           Vice                       Vice President of the Berger Funds (since November
210 University Blvd.       President                  1998). Vice President (since February 1997),
Suite 800                  of the                     Treasurer and Chief Financial Officer (since March
Denver, CO 80206           Trust                      2001) and Chief Compliance Officer (from August
                           (since                     1994 to March 2001) with Berger Financial Group
DOB:1958                   Nov.                       LLC. Vice President (since May 1996), Treasurer and
                           1998)                      Chief Financial Officer (since March 2001) and
                                                      Chief Compliance Officer (from May 1996 to
                                                      September 2001) with Berger Distributors LLC.
---------------------------------------------------------------------------------------------------------
John A. Paganelli*         Vice                       Vice President (since November 1998), Treasurer
210 University Blvd.       President                  (since March 2001) and Assistant Treasurer
Suite 800                  (since                     (November 1998 to March 2001) of the Berger Funds.
Denver, CO 80206           Nov.                       Vice President (since November 1998) and Manager of
                           1998) and                  Accounting (January 1997 through November 1998)
DOB:1967                   Treasurer                  with Berger Financial Group LLC. Formerly, Manager
                           (since                     of Accounting (December 1994 through October 1996)
                           Mar.                       and Senior Accountant (November 1991 through
                           2001) of                   December 1994) with Palmeri Fund Administrators,
                           the Trust                  Inc.
---------------------------------------------------------------------------------------------------------
Sue Vreeland*              Secretary                  Secretary of the Berger Funds (since February
210 University Blvd.       of the                     2000). Assistant Secretary of Berger Financial
Suite 800                  Trust                      Group LLC and Berger Distributors LLC (since June
Denver, CO 80206           (since                     1999) and Bay Isle Financial LLC (since December
                           Feb.                       2001). Formerly, Assistant Secretary of the Janus
DOB:1948                   2000)                      Funds (from March 1994 to May 1999), Assistant
                                                      Secretary of Janus Distributors, Inc. (from June
                                                      1995 to May 1997) and Manager of Fund
                                                      Administration for Janus Capital Corporation (from
                                                      February 1992 to May 1999).
---------------------------------------------------------------------------------------------------------
David C. Price, CPA*       Assistant                  Assistant Vice President (since March 2001) of the
210 University Blvd.       Vice                       Berger Funds. Assistant Vice President-Compliance
Suite 800                  President                  (since March 2001) and Manager-Compliance (October
Denver, CO 80206           of the                     1998 through March 2001) with Berger Financial
                           Trust                      Group LLC. Formerly, Senior Auditor (July 1996
DOB:1969                   (since                     through August 1998) and Auditor (August 1993
                           Mar.                       through June 1996) with PricewaterhouseCoopers LLP,
                           2001)                      a public accounting firm.
---------------------------------------------------------------------------------------------------------
Lance V. Campbell,         Assistant                  Assistant Treasurer (since March 2001) of the
CFA, CPA*                  Treasurer                  Berger Funds. Assistant Vice President (since
210 University Blvd.       of the                     January 2002) and Manager of Investment Accounting
Suite 800                  Trust                      (August 1999 through January 2002) with Berger
Denver, CO 80206           (since                     Financial Group LLC. Formerly, Senior Auditor
                           Mar.                       (December 1998 through August 1999) and Auditor
DOB:1972                   2001)                      (August 1997 through December 1998) with
                                                      PricewaterhouseCoopers LLP, a public accounting
                                                      firm, and Senior Fund Accountant (January 1996
                                                      through July 1997) with INVESCO Funds Group.
---------------------------------------------------------------------------------------------------------


*Interested person (as defined in the Investment Company Act of 1940) of one or more of the Funds and/or of the Funds' adviser or sub-adviser.


              Berger Funds o September 30, 2002 International CORE Annual Report

                                                                          COREAR

September 30, 2002

Annual Report

INTERNATIONAL EQUITY FUND

                                                                        Contents

TABLE OF CONTENTS
================================================================================

INTERNATIONAL EQUITY FUND

Portfolio Manager's Commentary ............................................    4

Statement of Assets and Liabilities .......................................    7

Statement of Operations ...................................................    7

Statements of Changes in Net Assets .......................................    8

Notes to Financial Statements .............................................    9

Financial Highlights ......................................................   12

Report of Independent Accountants .........................................   13

BERGER INTERNATIONAL PORTFOLIO

Schedule of Investments ...................................................   15

Statement of Assets and Liabilities .......................................   19

Statement of Operations ...................................................   20

Statements of Changes in Net Assets .......................................   21

Notes to Financial Statements .............................................   22

Report of Independent Accountants .........................................   26

Fund Trustees and Officers (Unaudited) ....................................   27

This material must be preceded or accompanied by a prospectus for the Fund, which contains more complete information, including risks, fees and expenses. Please read it carefully before you invest.

Berger Distributors LLC (11/02) www.berger.com

                           September 30, 2002 International Equity Annual Report

4

                           Ticker Symbol                                   BINTX
                           Fund Number                                       659
INTERNATIONAL              PORTFOLIO MANAGER COMMENTARY    BANK OF IRELAND ASSET
EQUITY FUND                                               MANAGEMENT (U.S.) LTD.
================================================================================

MARKET CONDITIONS

For the better part of the previous 12 months, global equity markets had been in recovery mode fueled by optimism that the economy would recover quickly from the shallow recession of 2001. However, the combination of corporate scandals, weaker-than-expected economic and corporate data and fears about the prospect of military conflict with Iraq caused markets to close the year under review at or near five-year lows. The TMT (technology, media and telecommunications) sectors led the Fund lower for most of the period; however, of late, traditional defensive sectors such as financials and healthcare have added to the decline. Energy and consumer stocks remain the best-performing sectors in the portfolio.

FUND PERFORMANCE

The International Equity Fund (the "Fund") declined in value by 18.62% during the fiscal year, compared with a 15.26% decline posted by its benchmark, the MSCI EAFE Index.(1)

The Fund's overweight position in financials and underexposure to the Japanese market hurt performance this period. The Japanese market has been one of the best-performing markets year-to-date as investors have anticipated a cyclical recovery. However, we continue to feel that, absent meaningful reform, investment opportunities in Japan will be limited. During the third quarter, financial sectors led the downturn as falls in equity markets caused concerns as to the solvency of many insurance companies. Banks were hurt as many reported a rise in provisions for bad loans. We believe that banks and insurance companies offer a high degree of earnings visibility and reliability in the current market as well as opportunity for growth as the global economy recovers.

Within the financial sector, we were particularly disappointed with ING Groep and Swiss Re. Netherlands-based ING, Europe's seventh-largest financial services group, could not escape the fallout from the sentiment surrounding the insurance sector as two-thirds of its profits are generated from its insurance activities. ING still possesses a healthy balance sheet, and we have taken advantage of price weakness to increase our position. Swiss Re was strongly impacted by the negative sentiment surrounding the insurance sector. However, the world's number-two reinsurer has strong reserves--predominantly invested in fixed-income securities--and its recent operating results indicated that the company is beginning to benefit from the rise in premiums post 9/11.

In technology, we were pleased with the performance of Canon. The world's largest maker of copy machines is highly sensitive to the yen exchange rate as 70% of its revenue is derived outside of Japan. The company continues with its cost-reduction efforts, as it plans to move 80% of its laser printer production to lower-cost areas such as China and continues to introduce technologically improved products.

Results in the healthcare sector were disappointing. GlaxoSmithKline and Aventis in particular hurt Fund performance this period. GlaxoSmithKline, the UK-based pharmaceutical


September 30, 2002 International Equity Annual Report

                                                       International Equity Fund

================================================================================

company fell as it lost a key court case clearing the way for generic competition for its antibiotic Augmentin. Aventis also slumped as worries grew about the strength of its new drugs pipeline.

The consumer sector posted mixed results. We were once again pleased with Diageo. The world's number one spirits maker, U.K.-quoted Diageo's recent results revealed good growth despite disappointments related to a new ready-to-drink product based upon its popular Captain Morgan brand rum. On the flip side, Vivendi Universal and Koninklijke Ahold hurt relative performance. The deterioration of the telecommunications sector along with adverse information emerging in relation to short-term debt refinancing prompted us to sell Vivendi in June, unfortunately not before it hurt short-term performance. Shares of Koninklijke Ahold, a global supermarket chain store, fell as fears grew about its performance in its key U.S. market.

The Fund's energy holdings performed well this period, particularly, ENI, an Italian integrated energy company with activities in oil, natural gas, power generation and petrochemicals as well as oilfield services and engineering. While it remains a regional player, the company offers a rare combination of cost cutting and growth as it increases its exposure to the higher-margin upstream production.

OUTLOOK

The apparent inability of the world's major economies to move the pace of growth up a notch has been an obstacle for equity markets as earnings have begun to reflect the economic reality. Resulting downgrades and large-scale job cuts have put pressure on consumers even as the threat of a war involving Iraq has risen. Oil prices already include a "war premium" and are likely to spike higher in the event of conflict, but we believe this will be temporary unless there is a serious disruption to supply.

Despite the diffident economic data of recent months, the U.S. economy is in reasonable shape. Productivity is up sharply, reducing unit labor costs, and earnings are rising on a year-on-year basis. This should lead to increased job opportunities as uncertainty diminishes and consumer confidence strengthens. Interest rates remain very accommodating, and the consensus expectation is that the Federal Reserve will lower rates before year-end. There is less consensus about how the European Central Bank will react to sluggish growth, given its focus on inflation.

While the global economic outlook is undoubtedly weaker than at the beginning of the year, we are cautiously optimistic that conditions may exist to allow markets to regain an upward trend.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The Morgan Stanley Capital International (MSCI) EAFE Index represents major overseas markets. The Index is unmanaged and includes reinvestment of gross dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.


                           September 30, 2002 International Equity Annual Report

6

INTERNATIONAL
EQUITY FUND
================================================================================

PERFORMANCE OVERVIEW

INTERNATIONAL EQUITY FUND - GROWTH OF $1,000,000

                                     [GRAPH]


International Equity Fund               $1,486,672

MSCI EAFE Index                         $1,377,022


AVERAGE ANNUAL TOTAL  RETURNS AS OF SEPTEMBER 30, 2002

One Year                       (18.62)%

Five Year                       (4.95)%

Ten Year                         4.05%

Foreign investing involves special risks, such as currency fluctuations and political and economic uncertainty, which are discussed further in the prospectus. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund, net of fee waivers. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected.

The financial statements of the Berger International Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with this Fund's financial statements.

September 30, 2002 International Equity Annual Report

                                                       International Equity Fund

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

                                                                                  September 30, 2002
----------------------------------------------------------------------------------------------------
ASSETS
Investment in Berger International Portfolio ("Portfolio"), at value                     $   771,928
Receivable from fund shares sold                                                               1,603
Receivable from Adviser                                                                          126
----------------------------------------------------------------------------------------------------
    Total Assets                                                                             773,657
----------------------------------------------------------------------------------------------------
LIABILITIES
Accrued administrative services fee                                                              872
----------------------------------------------------------------------------------------------------
    Total Liabilities                                                                            872
----------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                              $   772,785
----------------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                                                  $ 1,632,640
Accumulated net investment loss                                                                 (790)
Undistributed net realized loss on securities and foreign currency transactions             (997,275)
Net unrealized appreciation on securities and foreign currency transactions                  138,210
----------------------------------------------------------------------------------------------------
                                                                                         $   772,785
----------------------------------------------------------------------------------------------------
Shares Outstanding (Unlimited Shares Authorized, Par Value $0.01)                            105,466
----------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                                 $      7.33
----------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                                          Year Ended
                                                                                  September 30, 2002
----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
    Dividends (net of foreign tax withholding of $6,223)                                 $    42,692
    Interest                                                                                   1,097
    Securities lending income                                                                  3,428
    Portfolio expenses (net of earnings and brokerage credits totaling $127)                 (29,282)
----------------------------------------------------------------------------------------------------
     Net Investment Income Allocated from Portfolio                                           17,935
----------------------------------------------------------------------------------------------------
FUND EXPENSES
    Administrative services fee                                                                3,317
----------------------------------------------------------------------------------------------------
    Total Fund Expenses                                                                        3,317
----------------------------------------------------------------------------------------------------
     Net Investment Income                                                                    14,618
----------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES AND
    FOREIGN CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO
Net realized loss on securities and foreign currency transactions                           (532,073)
Net change in unrealized appreciation on securities and
    foreign currency transactions                                                            631,411
----------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities and
    Foreign Currency Transactions Allocated from Portfolio                                    99,338
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $   113,956
----------------------------------------------------------------------------------------------------

See notes to financial statements.

                           September 30, 2002 International Equity Annual Report

8

INTERNATIONAL
EQUITY FUND
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                         Year Ended September 30,
                                                               2002            2001
-----------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                  $     14,618    $    180,580
Net realized loss on securities and foreign
     currency transactions allocated from Portfolio        (532,073)       (533,884)
Net change in unrealized appreciation (depreciation)
     on securities and foreign currency transactions
     allocated from Portfolio                               631,411      (2,471,448)
-----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
     Resulting from Operations                              113,956      (2,824,752)
-----------------------------------------------------------------------------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
Distributions                                              (232,687)       (774,412)
-----------------------------------------------------------------------------------
Net Decrease in Net Assets from
     Distributions to Shareholders                         (232,687)       (774,412)
-----------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                   139,472         175,328
Net asset value of shares issued in
     reinvestment of  distributions                          76,332         760,493
Payments for shares redeemed                             (5,211,213)     (3,974,975)
-----------------------------------------------------------------------------------
Net Decrease in Net Assets Derived from
     Fund Share Transactions                             (4,995,409)     (3,039,154)
-----------------------------------------------------------------------------------
Net Decrease in Net Assets                               (5,114,140)     (6,638,318)

NET ASSETS
Beginning of period                                       5,886,925      12,525,243
-----------------------------------------------------------------------------------
End of period                                          $    772,785    $  5,886,925
-----------------------------------------------------------------------------------
Undistributed net investment income/
     (Accumulated net investment loss)                 $       (790)   $    203,047
-----------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES
Shares sold                                                  15,179          14,627
Shares issued to shareholders in
     reinvestment of distributions                            8,129          60,888
Shares redeemed                                            (545,494)       (339,248)
-----------------------------------------------------------------------------------
Net Decrease in Shares                                     (522,186)       (263,733)
Shares outstanding, beginning of period                     627,652         891,385
-----------------------------------------------------------------------------------
Shares outstanding, end of period                           105,466         627,652
-----------------------------------------------------------------------------------

See notes to financial statements.

September 30, 2002 International Equity Annual Report

                                                       International Equity Fund

NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
================================================================================

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

International Equity Fund (the "Fund") is a series of the Berger Worldwide Funds Trust (the "Trust"), a Delaware business trust, organized on May 31, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Currently, the series comprising the Fund, Berger International Fund and Berger International CORE Fund, are the only series established under the Trust, although others may be added in the future.

The Fund invests all of its investable assets in the Berger International Portfolio (the "Portfolio"), the only series established under the Berger Worldwide Portfolios Trust. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (1% at September 30, 2002). The Portfolio is also an open-end management investment company and the Fund has the same investment objective and policies as the Portfolio. Since all of the Fund's assets are invested in the Portfolio, the performance of the Fund will be primarily derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENT VALUATION

Since the Fund will invest all of its investable assets in the Portfolio, the value of the Fund's invested assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which accompany the Fund's financial statements.

CALCULATION OF NET ASSET VALUE

The per share calculation of net asset value is determined by dividing the total value of the Fund's assets, less liabilities, by the total number of shares outstanding.

INCOME AND EXPENSES

As an investor in the Portfolio, the Fund is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses, including earnings and brokerage credits, of the Portfolio. Income, realized and unrealized gains or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of the Fund relative to the other investors in the Portfolio. Expenses directly attributable to the Fund are charged against the operations of the Fund.

FEDERAL INCOME TAX STATUS

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund's intention is to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, if any, to shareholders. Therefore, no income tax provision is required.

FEDERAL INCOME TAXES

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders was as follows:


                           September 30, 2002 International Equity Annual Report

10

NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
================================================================================

               Ordinary Income                  Long-term Capital Gains
--------------------------------------------------------------------------------
                      $232,687                                       --
--------------------------------------------------------------------------------

Dividends received by shareholders of the Funds, which are derived from foreign source income, and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. During the year ended September 30, 2002, the Fund paid $6,223 of foreign taxes on $34,536 of foreign source income.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments of net operating losses and foreign currency transactions. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years.

                Undistributed        Accumulated                           Cum. Effect of
                     Ordinary     Capital Gains/          Post-October       Other Timing
                       Income           (Losses)         Loss Deferral        Differences
-----------------------------------------------------------------------------------------
Fund(1)                  $617         $(356,528)            $(489,708)            $(1,044)
-----------------------------------------------------------------------------------------

(1) See the Portfolio's Notes to Financial Statements for information on federal tax cost of securities.

Accumulated capital losses represent net capital loss carryovers, which may be used to offset future realized capital gains for federal income tax purposes, and expire in 2009 and 2010. During the year ended September 30, 2002, the Fund elected to defer post-October 31 net capital and/or currency losses, above, to the year ended September 30, 2003. The cumulative effect of other timing differences is primarily composed of deferred trustees' fees.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. AGREEMENTS

Under an administrative services agreement with the Fund, Berger Financial Group LLC ("Berger", formerly Berger LLC) serves as the administrator of the Fund. Pursuant to such agreement, the Fund pays Berger a fee at an annual rate equal to the lesser of 0.10% of its average daily net assets or Berger's annual cost to provide or procure such services plus 0.01% of the Fund's average daily net assets. Under the agreement, Berger is responsible, at its own expense, for providing or procuring all administrative services reasonably necessary for the operation of the Fund.

State Street Bank and Trust Company ("State Street") has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the net asset value of the Fund, and to perform certain accounting and recordkeeping functions. The cost of such services are covered under the administrative services agreement with Berger, as mentioned above.

Certain officers and trustees of the Trust are also officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services. Such fees, which are allocated among the entire Berger Funds complex, are allocated directly to the Portfolio and, therefore, indirectly to the Fund.


September 30, 2002 International Equity Annual Report

                                                       International Equity Fund

================================================================================

3. OTHER MATTERS

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger, announced its intention to consolidate all of its investment advisory and fund administrative operations under Janus Capital Management LLC ("Janus") on or before December 31, 2002. As the transaction is presently contemplated, Berger, the investment adviser and administrator to the Berger Funds, will be consolidated into Janus and Berger will cease to exist.

It is presently anticipated that a change in administration of the Fund and portfolio management of the Portfolio will occur. The trustees of the Berger Funds will be responsible for selecting a new adviser and administrator and have begun considering the alternatives. Berger will continue to provide investment advisory and administrative services to the Berger Funds, including the Fund and the Portfolio, until the completion of the transaction. It is anticipated that the consolidation of Stilwell and any changes in the portfolio management of the Portfolio will be completed in the first quarter of 2003.


                           September 30, 2002 International Equity Annual Report

12

FINANCIAL
HIGHLIGHTS
================================================================================

INTERNATIONAL EQUITY FUND
For a Share Outstanding Throughout the Period

                                                                          Years Ended September 30,
                                                        2002           2001           2000             1999           1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     9.38     $    14.05     $    12.75       $    10.02     $    11.64
--------------------------------------------------------------------------------------------------------------------------
From investment operations
   Net investment income (loss)                         0.06           0.33           0.08            (0.15)          0.39
   Net realized and unrealized gains (losses)
     on securities and foreign currency
     transactions allocated from Portfolio             (1.72)         (4.03)          1.22             3.17          (1.28)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       (1.66)         (3.70)          1.30             3.02          (0.89)
--------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
   Dividends (from net investment income)              (0.39)         (0.01)            --            (0.28)         (0.14)
   Distributions (from capital gains)                     --          (0.96)         (0.00)(4)        (0.01)         (0.59)
--------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                   (0.39)         (0.97)         (0.00)           (0.29)         (0.73)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     7.33     $     9.38     $    14.05       $    12.75     $    10.02
--------------------------------------------------------------------------------------------------------------------------
Total Return                                          (18.62)%       (28.06)%        10.20%           30.36%         (7.77)%
--------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
   Net assets, end of period (in thousands)       $      773     $    5,887     $   12,525       $   10,187     $    7,149
   Net expense ratio to average net assets(1,2)         0.99%          1.05%          1.07%            1.10%          1.08%
   Ratio of net investment income to
     average net assets                                 0.44%          1.93%          0.62%            0.65%          3.30%
   Gross expense ratio to average net assets(2)         0.99%          1.05%          1.07%            1.11%          1.12%
   Portfolio turnover rate(3)                             39%            41%            31%              16%            17%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Adviser.

(2) Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

(3) Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

(4)  Amount represents less than $0.01 per share.

See notes to financial statements.


September 30, 2002 International Equity Annual Report

                                                       International Equity Fund

REPORT OF INDEPENDENT
ACCOUNTANTS
================================================================================

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF BERGER WORLDWIDE FUNDS TRUST

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Fund (one of the funds constituting Berger Worldwide Funds Trust, hereafter referred to as the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 3 to the financial statements, investment advisory and administrative operations currently performed by Berger Financial Group LLC will be consolidated under Janus Capital Management LLC during the first quarter of 2003. It is presently anticipated that Berger Financial Group LLC, the administrator of the Fund and the adviser of Berger International Portfolio (the sole portfolio constituting Berger Worldwide Portfolios Trust), in which the Fund invests all of its investable assets, will cease to exist and a change in portfolio administration and management will occur as directed by the Boards of Trustees of the Fund and Berger Worldwide Portfolios Trust.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP


Denver, Colorado
November 6, 2002

                           September 30, 2002 International Equity Annual Report

14

================================================================================

                                     BERGER
                             INTERNATIONAL PORTFOLIO


                                  Annual Report
                               September 30, 2002








           The following pages should be read in conjunction with the
                            International Equity Fund
                                 Annual Report.


September 30, 2002 International Equity Annual Report

                                                         International Portfolio
BERGER
INTERNATIONAL PORTFOLIO
================================================================================
SCHEDULE OF INVESTMENTS


                                                                                               September 30, 2002
-----------------------------------------------------------------------------------------------------------------
Country/Shares            Company                                Industry                                   Value
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK (100.03%)
AUSTRALIA (3.80%)
              183,114     Brambles Industries Ltd.               Transport                             $  641,388
              315,558     Fosters Group Ltd.                     Restaurants/Pubs/Breweries               789,987
               75,010     National Australia Bank Ltd.           Banks                                  1,363,781
              155,738     News Corp. Ltd.                        Media & Photography                      743,401
              167,720     Westpac Banking Corp. Ltd.             Banks                                  1,261,463
-----------------------------------------------------------------------------------------------------------------
                                                                                                        4,800,020
-----------------------------------------------------------------------------------------------------------------
FINLAND (0.98%)
               92,767     Nokia Oyj                              Information Technology Hardware        1,232,681
-----------------------------------------------------------------------------------------------------------------

FRANCE (8.54%)
               68,710     Aventis SA                             Pharmaceuticals                        3,597,748
              130,112     AXA                                    Insurance                              1,276,444
               16,880     Lafarge SA                             Construction & Building Materials      1,347,469
               34,683     TotalFinaElf SA - Class B              Oil & Gas                              4,564,107
-----------------------------------------------------------------------------------------------------------------
                                                                                                       10,785,768
-----------------------------------------------------------------------------------------------------------------

GERMANY (6.50%)
                8,032     Allianz AG - Reg.                      Insurance                                687,586
               71,415     Bayer AG                               Chemicals - Commodity                  1,231,175
               66,610     Bayerische Motoren
                          Werke AG                               Automobiles                            2,139,397
               18,327     Deutsche Bank AG - Reg.                Banks                                    833,789
               70,254     E.On AG                                Diversified Industrials                3,317,675
-----------------------------------------------------------------------------------------------------------------
                                                                                                        8,209,622
-----------------------------------------------------------------------------------------------------------------

HONG KONG (2.97%)
              195,000     Cheung Kong (Holdings) PLC             Real Estate                            1,232,571
              114,000     Hong Kong Electric
                          Holdings Ltd.                          Electricity                              485,259
            5,740,000     Petrochina Co. Ltd.                    Oil & Gas                              1,162,785
              148,000     Sun Hung Kai Properties Ltd.           Real Estate                              869,076
-----------------------------------------------------------------------------------------------------------------
                                                                                                        3,749,691
-----------------------------------------------------------------------------------------------------------------

ITALY (4.00%)
              221,832     ENI S.p.A.                             Oil & Gas                              3,041,926
              283,758     Telecom Italia S.p.A.                  Telecommunications Services            2,021,242
-----------------------------------------------------------------------------------------------------------------
                                                                                                        5,063,168
-----------------------------------------------------------------------------------------------------------------

JAPAN (14.60%)
               15,610     ACOM Co. Ltd.                          Specialty & Other Finance                659,099
              124,000     Canon, Inc.                            Electronic & Electrical Equipment      4,054,052
               57,000     Fuji Photo Film Co. Ltd.               Media & Photography                    1,699,675


                           September 30, 2002 International Equity Annual Report

16

BERGER
INTERNATIONAL PORTFOLIO
================================================================================
SCHEDULE OF INVESTMENTS

                                                                                              September 30, 2002
----------------------------------------------------------------------------------------------------------------
Country/Shares     Company                                      Industry                                   Value
----------------------------------------------------------------------------------------------------------------
COMMON STOCK (100.03%) - CONTINUED
JAPAN (14.60%) - CONTINUED
       241,000     Hitachi Ltd.                                 Information Technology Hardware       $1,207,623
        54,200     Honda Motor Co. Ltd.                         Automobiles                            2,194,981
        23,200     Hoya Corp. +                                 Electronic & Electrical Equipment      1,438,863
        13,100     Nintendo Co. Ltd.                            Entertainment/Leisure/Toys             1,525,921
           573     NTT DoCoMo, Inc.                             Telecommunications Services              979,045
         6,700     Rohm Co. Ltd.                                Information Technology Hardware          786,487
         7,800     SMC Corp.+                                   Engineering & Machinery                  702,247
        20,300     Sony Corp.                                   Household Goods & Textiles               852,121
        58,300     Takeda Chemicals
                   Industries Ltd.                              Pharmaceuticals                        2,351,444
----------------------------------------------------------------------------------------------------------------
                                                                                                      18,451,558
----------------------------------------------------------------------------------------------------------------

NETHERLANDS (9.58%)
       167,572     ABN Amro Holdings NV                         Banks                                  1,834,325
        27,392     Heineken NV                                  Beverages                              1,074,629
       208,906     ING Groep NV                                 Banks                                  2,891,505
       131,330     Koninklijke Ahold NV                         Food & Drug Retailers                  1,555,672
       123,261     Koninklijke Phillips
                   Electronics NV                               Household Goods & Textiles             1,790,103
       124,527     Reed Elsevier NV                             Media & Photography                    1,487,390
        48,340     TPG NV                                       Support Services                         809,967
        28,456     VNU NV                                       Media & Photography                      660,939
----------------------------------------------------------------------------------------------------------------
                                                                                                      12,104,530
----------------------------------------------------------------------------------------------------------------

PORTUGAL (0.21%)
       178,052     Electricidade de Portugal SA                 Electricity                              265,619
----------------------------------------------------------------------------------------------------------------

SOUTH KOREA (2.29%)
        22,400     Kookmin Bank - Spon. ADR                     Banks                                    793,632
        25,202     Pohang Iron & Steel Co.-
                   Spon. ADR                                    Steel & Other Materials                  543,859
        13,149     Samsung Electronics
                   Co. Ltd.- GDR Reg.                           Electronic & Electrical Equipment      1,558,157
----------------------------------------------------------------------------------------------------------------
                                                                                                       2,895,648
----------------------------------------------------------------------------------------------------------------

SPAIN (2.91%)
       344,272     Banco Santander Central
                   Hispano SA                                   Banks                                  1,758,438
       257,083     Telefonica SA*                               Telecommunications Services            1,915,048
----------------------------------------------------------------------------------------------------------------
                                                                                                       3,673,486
----------------------------------------------------------------------------------------------------------------

September 30, 2002 International Equity Annual Report

                                                         International Portfolio

================================================================================
SCHEDULE OF INVESTMENTS

                                                                                             September 30, 2002
---------------------------------------------------------------------------------------------------------------
Country/Shares        Company                     Industry                                                Value
---------------------------------------------------------------------------------------------------------------
COMMON STOCK (100.03%) - CONTINUED
SWITZERLAND (13.04%)
           24,150     Nestle SA Reg.              Food Producers & Processors                     $   5,268,496
           75,874     Novartis AG Reg.            Pharmaceuticals                                     2,994,350
           34,352     Roche Holding AG            Pharmaceuticals                                     2,319,225
           47,845     Swiss Re Reg.               Insurance                                           2,685,609
           77,081     UBS AG Reg.                 Banks                                               3,201,264
---------------------------------------------------------------------------------------------------------------
                                                                                                     16,468,944
---------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (30.61%)
           65,040     3i Group PLC                Investment Co.                                        440,134
          576,352     Barclays PLC                Banks                                               3,361,816
           70,377     Boots Co. PLC               Retail Trade                                          583,987
          333,227     BP PLC                      Oil & Gas                                           2,223,599
          155,006     British American
                      Tobacco PLC                 Tobacco                                             1,579,503
          216,783     Cadbury Schweppes PLC       Food Producers & Processors                         1,446,577
          265,398     Compass Group PLC           Restaurants/Pubs/Breweries                          1,104,259
          320,246     Diageo PLC                  Beverages                                           3,967,237
          221,707     GlaxoSmithKline PLC         Pharmaceuticals                                     4,281,657
          248,273     Hilton Group PLC            Leisure, Entertainment, & Hotels                      623,702
          191,070     HSBC Holdings PLC           Commercial Banks & Other Banks                      1,931,994
          168,253     Kingfisher PLC              Retail Trade                                          544,199
          431,947     Lloyds TSB Group PLC Banks                                                      3,184,149
          225,915     Prudential Corp. PLC        Life Assurance                                      1,204,238
           46,000     RMC Group PLC               Construction & Building Materials                     302,621
          539,250     Shell Transport And
                      Trading Co. PLC             Oil & Gas                                           3,208,904
           49,666     Smiths Group PLC            Aerospace & Defense                                   499,856
          430,435     Tesco PLC                   Food & Drug Retailers                               1,390,512
          144,600     TI Automotive Ltd.-
                      Ordinary A Shares*@x        Automobile Components                                      --
          350,919     Unilever PLC                Food Producers & Processors                         3,179,143
        1,807,845     Vodafone Group PLC          Telecommunications Services                         2,313,376
           68,054     Wolseley PLC                Construction & Building Materials                     540,135
          114,400     WPP Group PLC               Media & Photography                                   766,077
---------------------------------------------------------------------------------------------------------------
                                                                                                     38,677,675
---------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost $139,202,965)                                                              126,378,410
---------------------------------------------------------------------------------------------------------------
Total Investments (Cost $139,202,965) (100.03%)                                                     126,378,410
Total Other Assets, Less Liabilities (-0.03%)                                                           (39,686)
---------------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                              $ 126,338,724
---------------------------------------------------------------------------------------------------------------

                           September 30, 2002 International Equity Annual Report

18

BERGER
INTERNATIONAL PORTFOLIO
================================================================================

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS


                           Contract     Maturity            Value on     Unrealized
             Currency        Amount         Date  September 30, 2002   Appreciation
-----------------------------------------------------------------------------------
Sell     Japanese Yen   137,736,000     10/15/02          $1,132,357        $12,038
Sell     Japanese Yen    34,748,000     10/28/02             285,871          4,179
Sell     Japanese Yen    73,707,000     10/28/02             606,387          7,409
-----------------------------------------------------------------------------------
                                                          $2,024,615        $23,626
-----------------------------------------------------------------------------------

*     Non-income producing security.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Portfolio's trustees.
+ - Security is designated as collateral for forward foreign currency contracts.
ADR - American Depositary Receipt.
GDR - Global Depository Receipt.
PLC - Public Limited Company.

X    SCHEDULE OF RESTRICTED SECURITIES AND/OR ILLIQUID SECURITIES


                                                           FAIR VALUE
                         DATE                  FAIR          AS A %
                       ACQUIRED     COST      VALUE      OF NET ASSETS
                       ---------    ----      -----      -------------
TI Automotive Ltd.-
A Shares
  Common Stock         6/30/2001    $0         $0           0.00%

See notes to financial statements.

September 30, 2002 International Equity Annual Report

                                                         International Portfolio

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

                                                           September 30, 2002
-----------------------------------------------------------------------------
ASSETS
Investments, at cost                                          $139,202,965
-----------------------------------------------------------------------------
Investments, at value                                         $126,378,410(1)
Cash                                                                 6,985
Foreign cash (cost $11,468)                                         11,561
Receivables
     Investment securities sold                                  1,599,732
     Contributions                                                  44,952
     Dividends                                                     867,787
Other investments (Note 3)                                      15,058,460
Net unrealized appreciation on forward currency contracts           23,626
-----------------------------------------------------------------------------
     Total Assets                                              143,991,513
-----------------------------------------------------------------------------
LIABILITIES
Payables
     Investment securities purchased                               184,311
     Withdrawals                                                   382,528
     Loan payable to banks                                       1,870,000
     Interest                                                       11,334
     Securities loaned                                          15,058,460
Accrued investment advisory fees                                   100,186
Accrued custodian and accounting fees                                8,210
Accrued audit fees                                                  37,760
-----------------------------------------------------------------------------
     Total Liabilities                                          17,652,789
-----------------------------------------------------------------------------
NET ASSETS                                                    $126,338,724
-----------------------------------------------------------------------------

(1)  Includes securities on loan with value totaling $14,313,857.

See notes to financial statements.

                           September 30, 2002 International Equity Annual Report

20

BERGER
INTERNATIONAL PORTFOLIO
================================================================================

STATEMENT OF OPERATIONS

                                                                                             Year Ended
                                                                                     September 30, 2002
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends (net of foreign taxes withheld)                                            $  3,874,508
     Interest                                                                                   65,771
     Securities lending income                                                                 321,411
-------------------------------------------------------------------------------------------------------
     Total Income                                                                            4,261,690
-------------------------------------------------------------------------------------------------------
EXPENSES
     Investment advisory fees                                                                1,778,311
     Accounting fees                                                                            46,808
     Custodian fees                                                                             64,854
     Audit fees                                                                                 38,388
     Legal fees                                                                                  3,258
     Trustees' fees and expenses                                                                17,446
     Interest expense                                                                           30,243
     Other expenses                                                                              1,360
-------------------------------------------------------------------------------------------------------
     Gross Expenses                                                                          1,980,668
     Less brokerage credits                                                                    (19,716)
     Less earnings credits                                                                        (968)
-------------------------------------------------------------------------------------------------------
     Net Expenses                                                                            1,959,984
-------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                   2,301,706
-------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES AND
     FOREIGN CURRENCY TRANSACTIONS
Net realized loss on securities and foreign currency transactions                          (40,769,529)
Net change in unrealized appreciation on securities and foreign currency transactions       11,520,817
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Securities and Foreign Currency Transactions           (29,248,712)
-------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $(26,947,006)
-------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                    $    712,992
=======================================================================================================


See notes to financial statements.

September 30, 2002 International Equity Annual Report

                                                         International Portfolio

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      Years Ended September 30,
                                                                                           2002                2001
-------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                                             $   2,301,706      $   5,872,111
Net realized loss on securities and foreign currency transactions                   (40,769,529)       (17,430,588)
Net change in unrealized appreciation (depreciation) on securities
     and foreign currency transactions                                               11,520,817        (72,926,505)
-------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                (26,947,006)       (84,484,982)
-------------------------------------------------------------------------------------------------------------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions                                                                       273,803,067        753,515,376
Withdrawals                                                                        (356,669,512)      (744,646,177)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from Investors'
     Beneficial Interest Transactions                                               (82,866,445)         8,869,199
-------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets                                                         (109,813,451)       (75,615,783)

NET ASSETS
Beginning of period                                                                 236,152,175        311,767,958
-------------------------------------------------------------------------------------------------------------------
End of period                                                                     $ 126,338,724      $ 236,152,175
-------------------------------------------------------------------------------------------------------------------

                                                             Years Ended September 30,
                                           2002             2001             2000             1999             1998
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period
     (in thousands)                $   126,339      $   236,152      $   311,768      $   265,211      $   177,596
Net expense ratio to
     average net assets(1)                0.95%            0.95%            0.97%            1.00%            1.00%
Ratio of net investment income
     to average net assets                1.10%            2.04%            0.73%            0.75%            3.45%
Gross expense ratio to
     average net assets                   0.95%            0.95%            0.97%            1.01%            1.04%
Portfolio turnover rate                     39%              41%              31%              16%              17%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. See notes to financial statements.

                           September 30, 2002 International Equity Annual Report

22

NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
================================================================================

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Berger International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is the only series established under the Berger Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. Currently there are three investors in the Portfolio: the Berger International Fund, the International Equity Fund and the Berger International CORE Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

FEDERAL INCOME TAX STATUS

The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are reported as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium (see "Change in Accounting

September 30, 2002 International Equity Annual Report

                                                         International Portfolio

================================================================================

Principle" note). Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

CHANGE IN ACCOUNTING PRINCIPLE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and was effective for fiscal years beginning after December 15, 2000. Effective October 1, 2001, the Portfolio adopted the provisions of the Guide and, as a result, amortizes discount and premium on debt securities. Prior to October 1, 2001, the Portfolio did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Portfolio. Additionally, the effect of this change had no impact on the Portfolio's components of net assets or on its changes in net assets from operations for the year ended September 30, 2002.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. AGREEMENTS

Berger Financial Group LLC ("Berger", formerly Berger LLC) serves as investment adviser to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to Berger according to the following schedule:

Average Daily Net Assets                                             Annual Rate
--------------------------------------------------------------------------------
First $500 million                                                          .85%
Next $500 million                                                           .80%
Over $1 billion                                                             .75%
--------------------------------------------------------------------------------

The investment advisory fee is accrued daily and paid monthly. Berger has delegated the day-to-day investment management of the Portfolio to Bank of Ireland Asset Management (U.S.) Limited ("BIAM"). Berger pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio. Berger is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio.

The Portfolio has entered into custody, recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreements provide for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other funds in the Berger Funds complex. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by State Street as custodian. The Portfolio could have employed these cash balances to produce income if it had not entered into this expense reduction arrangement with State Street. Such reductions are included in Earnings Credits in the Statement of Operations.

The trustees of the Portfolio have authorized portfolio transactions to be placed through certain unaffiliated broker-dealers. When transactions are effected through such broker-dealers, a portion of the commission is credited against, and thereby reduces, operating expenses that the Portfolio would otherwise be obligated to pay. Such credits are included as Brokerage Credits on the Statement of Operations. No such credits were earned from affiliated broker-dealers.

Certain officers and trustees of the Trust are officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among all of the funds in the Berger Funds complex. The Portfolio's portion of the trustees' fees and expenses for the year ended September 30, 2002, totaled $17,446.

                           September 30, 2002 International Equity Annual Report

24

NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
================================================================================

The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds managed by Berger until distribution in accordance with the Plan.

3.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) during the year ended September 30, 2002 were as follows:

                              Purchases                                   Sales
-------------------------------------------------------------------------------
                              $79,338,226                          $147,618,814
-------------------------------------------------------------------------------

There were no purchases or sales of long-term U.S. government securities during the year ended September 30, 2002.

UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES

At September 30, 2002, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held were as follows:

                       Gross Unrealized      Gross Unrealized               Net
Federal Tax Cost           Appreciation          Depreciation      Depreciation
-------------------------------------------------------------------------------
$146,031,876                $13,331,321          $(32,984,787)    $(19,653,466)
-------------------------------------------------------------------------------

The difference between book and tax appreciation/depreciation is primarily due to wash sale loss deferrals.

FORWARD CURRENCY CONTRACTS

The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized and unrealized gains or losses on these securities are included in Net Realized and Unrealized Gain
(Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

SECURITIES LENDING

Under an agreement with State Street, the Portfolio has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater than the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Portfolio and State Street as lending agent.

REPURCHASE AGREEMENTS

Repurchase agreements held by the Portfolio are fully collateralized by U.S. government and government agency securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements

September 30, 2002 International Equity Annual Report

                                                         International Portfolio

================================================================================

including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Portfolio may have elements of risk due to concentrated investments in specific industries, foreign issuers located in a specific country or certain restricted securities. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value of securities. The Portfolio may have registration rights for specific restricted securities, which may require that registration costs be borne by the Portfolio.

4. LINE OF CREDIT

The Portfolio, along with certain other funds managed by Berger, is party to an ongoing agreement with State Street that allows these funds and the Portfolio, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee by the Funds based on the average daily unused portion of the line of credit. At September 30, 2002, the Portfolio had line of credit borrowings outstanding of $1,870,000. Such borrowings are considered short-term and were repaid subsequent to September 30, 2002.

5. OTHER MATTERS

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger, announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus") on or before December 31, 2002. As the transaction is presently contemplated, Berger, the investment adviser to the Berger Funds, will be consolidated into Janus and Berger will cease to exist.

It is presently anticipated that a change in portfolio management of the Portfolio will occur.

The directors/trustees of the Berger Funds will be responsible for selecting a new adviser for the Portfolio and have begun considering the alternatives. Berger will continue to provide investment advisory and administrative services to the Berger Funds, including the Portfolio, until the completion of the transaction. It is anticipated that the consolidation of Stilwell and any changes in the portfolio management of the Portfolio will be completed in the first quarter of 2003.

                           September 30, 2002 International Equity Annual Report

26

REPORT OF INDEPENDENT
ACCOUNTANTS
================================================================================

TO THE BOARD OF TRUSTEES AND INVESTORS OF BERGER WORLDWIDE PORTFOLIOS TRUST

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the ratios/supplementary data present fairly, in all material respects, the financial position of Berger International Portfolio (the sole portfolio comprising Berger Worldwide Portfolios Trust, hereafter referred to as the "Portfolio") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the ratios/supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and ratios/supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As discussed in Note 5 to the financial statements, investment advisory operations currently performed by Berger Financial Group LLC will be consolidated under Janus Capital Management LLC during the first quarter of 2003.It is presently anticipated that Berger Financial Group LLC, the adviser of the Portfolio, will cease to exist and a change in portfolio management will occur as directed by the Board of Trustees of the Portfolio.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP


Denver, Colorado
November 6, 2002

September 30, 2002 International Equity Annual Report

                                                       International Equity Fund

FUND TRUSTEES AND OFFICERS
(UNAUDITED)
================================================================================

The Fund is supervised by a board of trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. The Fund's board hires the companies that run day-to-day Fund operations, such as the investment adviser, administrator, transfer agent and custodian. The trustees do not serve for a specified term of office; however, they have adopted a retirement age of 75 years. The following table provides information about each of the trustees and officers of the Trust.


                                                                                                 NUMBER
                             POSITION(S)                                                         OF FUNDS
                             HELD WITH THE                                                       IN FUND
                             TRUST AND                                                           COMPLEX
NAME, ADDRESS                LENGTH OF                                                           OVERSEEN BY   OTHER DIRECTORSHIPS
AND AGE                      TIME SERVED     PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS       TRUSTEE       HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Michael Owen                 Chairman        Dean of Zayed University (since September           20            n/a
210 University Blvd.         of the          2000). Formerly self-employed as a financial
Suite 800                    Board           and management consultant, and in real estate
Denver, CO 80206             (5 years)       development (from June 1999 to September
                                             2000). Dean (from 1993 to June 1999), and a
DOB:1937                                     member of the Finance faculty (from 1989 to
                                             1993), of the College of Business, Montana
                                             State University. Formerly, Chairman and
                                             Chief Executive Officer of Royal Gold, Inc.
                                             (mining) (1976 to 1989).
----------------------------------------------------------------------------------------------------------------------------------
Dennis E. Baldwin            Trustee         President, Baldwin Financial Counseling             20            n/a
210 University Blvd.         (5 years)       (since July 1991). Formerly, Vice President
Suite 800                                    and Denver Office Manager of Merrill Lynch
Denver, CO 80206                             Capital Markets (1978 to 1990).

DOB:1928
----------------------------------------------------------------------------------------------------------------------------------
Katherine A.                 Vice Chair      Managing Principal (since September 1987),          20            n/a
Cattanach, CFA               of the          Sovereign Financial Services, Inc. (invest-
210 University Blvd.         Board           ment consulting firm). Executive Vice
Suite 800                    (5 years)       President (1981 to 1988), Captiva
Denver, CO 80206                             Corporation, Denver, Colorado (private
                                             investment management firm). Ph.D. in
DOB:1945                                     Finance (Arizona State University)

                           September 30, 2002 International Equity Annual Report

28

FUND TRUSTEES AND OFFICERS
(UNAUDITED)(CONTINUED)
================================================================================


                                                                                                 NUMBER
                             POSITION(S)                                                         OF FUNDS
                             HELD WITH THE                                                       IN FUND
                             TRUST AND                                                           COMPLEX
NAME, ADDRESS                LENGTH OF                                                           OVERSEEN BY   OTHER DIRECTORSHIPS
AND AGE                      TIME SERVED     PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS       TRUSTEE       HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------

Paul R. Knapp                Trustee         Executive Officer of DST Systems, Inc.              20            Director and Vice
210 University Blvd.         (5 years)       ("DST"), a publicly traded information and                        President (February
Suite 800                                    transaction processing company, which acts                        1998 to November
Denver, CO 80206                             as the Funds' transfer agent (since October                       2000) of West Side
                                             2000). DST is 33% owned by Stilwell                               Investments, Inc.
DOB: 1945                                    Management Inc., which owns approximately                         (investments), a
                                             89.5% of Berger Financial Group LLC. Mr.                          wholly owned
                                             Knapp owns common shares and options                              subsidiary of DST
                                             convertible into common shares of DST Systems                     Systems, Inc.
                                             which, in the aggregate and assuming exercise
                                             of the options, would result in his owning
                                             less than 1/2 of 1% of DST System's common
                                             shares. Mr. Knapp is also President of
                                             Vermont Western Assurance, Inc., a wholly
                                             owned subsidiary of DST Systems (since
                                             December 2000). President, Chief Executive
                                             Officer and a director (September 1997 to
                                             October 2000) of DST Catalyst, Inc., an
                                             international financial markets consulting,
                                             software and computer services company,
                                             (now DST International, a subsidiary of DST).
                                             Previously (1991 to October 2000), Chairman,
                                             President, Chief Executive Officer and a
                                             director of Catalyst Institute (international
                                             public policy research organization focused
                                             primarily on financial markets and
                                             institutions); also (1991 to September 1997),
                                             Chairman, President, Chief Executive Officer
                                             and a director of Catalyst Consulting
                                             (international financial institutions
                                             business consulting firm).


September 30, 2002 International Equity Annual Report

                                                      International  Equity Fund


                                                                                                 NUMBER
                             POSITION(S)                                                         OF FUNDS
                             HELD WITH THE                                                       IN FUND
                             TRUST AND                                                           COMPLEX
NAME, ADDRESS                LENGTH OF                                                           OVERSEEN BY   OTHER DIRECTORSHIPS
AND AGE                      TIME SERVED     PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS       TRUSTEE       HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------

Harry T. Lewis, Jr.          Trustee         Lewis Investments (since June 1988)                 20            Director, J.D.
210 University Blvd.         (5 years)       (self-employed private investor). Formerly,                       Edwards & Co.(1995
Suite 800                                    Senior Vice President, Rocky Mountain                             to March 2002);
Denver, CO 80206                             Region, of Dain Bosworth Incorporated and                         Director, National
                                             member of that firm's Management Committee                        Fuel Corporation
DOB:1933                                     (1981 to 1988).                                                   (oil & gas
                                                                                                               production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo Bank-
                                                                                                               Denver

William Sinclaire            Trustee         President (since January 1998), (5 years)           20            n/a
210 University Blvd.                         Santa Clara LLC (privately owned
Suite 800                                    agricultural company). President (January
Denver, CO 80206                             1963 to January 1998), Sinclaire Cattle Co.
                                             (privately owned agricultural company).
DOB:1928

                           September 30, 2002 International Equity Annual Report

30

FUND TRUSTEES AND OFFICERS
(UNAUDITED)(CONTINUED)
================================================================================


                                                                                                 NUMBER
                             POSITION(S)                                                         OF FUNDS
                             HELD WITH THE                                                       IN FUND
                             TRUST AND                                                           COMPLEX
NAME, ADDRESS                LENGTH OF                                                           OVERSEEN BY   OTHER DIRECTORSHIPS
AND AGE                      TIME SERVED     PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS       TRUSTEE       HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------

Albert C. Yates              Trustee         President (since 1990), (1 year) Chancellor and     20            Member, Board of
210 University Blvd.                         Professor of Chemistry-Department of Chemistry,                   Directors, Adolph
Suite 800                                    of Colorado State University. Formerly Executive                  Coors Company
Denver, CO 80206                             Vice President and Provost (1983 to                               (brewing company)
                                             1990), Academic Vice President and Provost (1981                  (since 1998);
DOB:1941                                     to 1983) and Professor of Chemistry (1981 to                      Member, Board of
                                             1990) of Washington State University. Vice                        Directors, Dominion
                                             President and University Dean for Graduate                        Industrial Capital
                                             Studies and Research and Professor of Chemistry                   Bank (1999 to 2000);
                                             of the University of Cincinnati (1977 to 1981).                   Member, Board of
                                                                                                               Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001)


September 30, 2002 International Equity Annual Report

                                                       International Equity Fund

                                                                                                 NUMBER
                             POSITION(S)                                                         OF FUNDS
                             HELD WITH THE                                                       IN FUND
                             TRUST AND                                                           COMPLEX
NAME, ADDRESS                LENGTH OF                                                           OVERSEEN BY   OTHER DIRECTORSHIPS
AND AGE                      TIME SERVED     PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS       TRUSTEE       HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
----------------------------------------------------------------------------------------------------------------------------------

Jack R. Thompson*            President       February 1999 to May 1999) of Berger Growth         20            Audit Committee
210 University Blvd.         and Trustee     Fund and Berger Large Cap Growth Fund.                            Member of the Public
Suite 800                    of the Trust    President and a trustee since May 1999                            Employees' Retirement
Denver, CO 80206             (since May      (Executive Vice President from February 1999                      Association of
                             1999)           to May 1999) of Berger Investment Portfolio                       Colorado (pension
DOB:1949                                     Trust, Berger Institutional Products Trust,                       plan) (from November
                                             Berger Worldwide Funds Trust, Berger                              1997 to December
                                             Worldwide Portfolios Trust and Berger Omni                        2001).
                                             Investment Trust. President and Chief
                                             Executive Officer (since June 1999)
                                             (Executive Vice President from February 1999
                                             to June 1999) of Berger Financial Group LLC
                                             (formerly Berger LLC). Director, President
                                             and Chief Executive Office of Stilwell
                                             Management, Inc. (since September 1999).
                                             President and Chief Executive Officer of
                                             Berger/Bay Isle LLC (since May 1999).
                                             Self-employed as a consultant from July 1995
                                             through February 1999. Director of Wasatch
                                             Advisors (investment management) from
                                             February 1997 to February 1999.

* Mr. Thompson is considered an interested person of the Trust due to his positions held at Berger Financial Group LLC (or its affiliated companies).


                           September 30, 2002 International Equity Annual Report

32

FUND TRUSTEES AND OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

                             POSITION(S)
                             HELD WITH THE
                             TRUST AND
NAME, ADDRESS                LENGTH OF
AND AGE                      TIME SERVED     PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
OFFICERS OF THE TRUST
---------------------------------------------------------------------------------------------------------------
Jay W. Tracey, CFA*          Executive       Executive Vice President of the Berger Funds (since August
210 University Blvd.         Vice            2000). Executive Vice President and Chief Investment Officer of
Suite 800                    President       Berger Financial Group LLC (since June 2000). Team portfolio
Denver, CO 80206             of the Trust    manager (since July 2002) and portfolio manager (August 2000 to
                             (since Aug.     July 2002) of the Berger Growth Fund; portfolio manager of the
DOB:1954                     2000) and       Berger Small Company Growth Fund (since July 2002) and the
                             Portfolio       Berger Large Cap Growth Fund (from January 2001 through December
                             Manager         2001). Team portfolio manager (since December 2001) of the
                             (since Jun.     Berger Mid Cap Growth Fund. Formerly, Vice President and
                             2000)           portfolio manager at OppenheimerFunds, Inc. (September 1994 to
                                             May 2000).
---------------------------------------------------------------------------------------------------------------
Janice M. Teague*            Vice            Vice President (since November 1998) and Assistant 210 Secretary
University Blvd.             President       (since February 2000 and previously from September 1996 to
Suite 800                    of the Trust    November 1998) and Secretary (November 1998 to February 2000) of
Denver, CO 80206             (since          the Berger Funds. Vice President (since October 1997), Secretary
                             November        (since November 1998) and Assistant Secretary (October 1996
DOB:1954                     1998) and       through November 1998) with Berger Financial Group LLC. Vice
                             Assistant       President and Secretary with Berger Distributors LLC (since
                             Secretary       August 1998). Vice President and Secretary of Bay Isle Financial
                             (since Feb.     LLC (since January 2002). Formerly, self- employed as a business
                             2000)           consultant (from June 1995 through September 1996).
---------------------------------------------------------------------------------------------------------------
Andrew J. Iseman*            Vice            Vice President of the Berger Funds (since March 2001). Vice
210 University Blvd.         President       President (since September 1999) and Chief Operating Officer
Suite 800                    of the Trust    (since November 2000) of Berger Financial Group LLC. Manager
Denver, CO 80206             (since Mar.     (since September 1999) and Director (June 1999 to September
                             2001)           1999) of Berger Distributors LLC. Vice President-Operations
DOB:1964                                     (February 1999 to November 2000) of Berger Financial Group LLC.
                                             Associate (November 1998 to February 1999) with DeRemer &
                                             Associates (a consulting firm). Vice President-Operations
                                             (February 1997 to November 1998) and Director of Research and
                                             Development (May 1996 to February 1997) of Berger Financial
                                             Group LLC.
---------------------------------------------------------------------------------------------------------------
Anthony R. Bosch*            Vice            Vice President of the Berger Funds (since February 2000). Vice
210 University Blvd.         President       President (since June 1999) and Chief Legal Officer (since
Suite 800                    of the Trust    August 2000) with Berger Financial Group LLC. Vice President and
Denver, CO 80206             (since Feb.     Chief Compliance Officer with Berger Distributors LLC (since
                             2000)           September 2001). Vice President of Bay Isle Financial LLC (since
DOB:1965                                     January 2002). Formerly, Assistant Vice President of Federated
                                             Investors, Inc. (December 1996 through May 1999), and Attorney with the U.S. Securities and Exchange Commission (June 1990 through December 1996).

March 31, 2001 International Equity Semi-Annual Report

                                                       International Equity Fund

                             POSITION(S)
                             HELD WITH THE
                             TRUST AND
NAME, ADDRESS                LENGTH OF
AND AGE                      TIME SERVED     PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
OFFICERS OF THE TRUST
---------------------------------------------------------------------------------------------------------------

Brian S. Ferrie*             Vice            Vice President of the Berger Funds (since November
210 University Blvd.         President       1998). Vice President (since February 1997), Treasurer
Suite 800                    of the Trust    and Chief Financial Officer (since March 2001) and Chief
Denver, CO 80206             (since Nov.     Compliance Officer (from August 1994 to March 2001) with
                             1998)           Berger Financial Group LLC. Vice President (since May
DOB:1958                                     1996), Treasurer and Chief Financial Officer (since
                                             March 2001) and Chief Compliance Officer (from May 1996
                                             to September 2001) with Berger Distributors LLC.
---------------------------------------------------------------------------------------------------------------
John A. Paganelli*           Vice            Vice President (since November 1998), Treasurer (since
210 University Blvd.         President       March 2001) and Assistant Treasurer (November 1998 to
Suite 800                    (since Nov.     March 2001) of the Berger Funds. Vice President (since
Denver, CO 80206             1998) and       November 1998) and Manager of Accounting (January 1997
                             Treasurer       through November 1998) with Berger Financial Group LLC.
DOB:1967                     (since Mar.     Formerly, Manager of Accounting (December 1994 through
                             2001) of        October 1996) and Senior Accountant (November 1991
                             the Trust       through December 1994) with Palmeri Fund
                                             Administrators, Inc.
---------------------------------------------------------------------------------------------------------------
Sue Vreeland*                Secretary       Secretary of the Berger Funds (since February 2000).
210 University Blvd.         of the Trust    Assistant Secretary of Berger Financial Group LLC and
Suite 800                    (since Feb.     Berger Distributors LLC (since June 1999) and Bay Isle
Denver, CO 80206             2000)           Financial LLC (since December 2001).  Formerly, Assistant
                                             Secretary of the Janus Funds (from March 1994 to May
DOB:1948                                     1999),Assistant Secretary of Janus Distributors, Inc.
                                             from June 1995 to May 1997) and Manager of Fund
                                             Administration for Janus Capital Corporation (from
                                             February 1992 to May 1999).
---------------------------------------------------------------------------------------------------------------
David C. Price, CPA*         Assistant       Assistant Vice President (since March 2001) of the Berger
210 University Blvd.         Vice            Funds. Assistant Vice President-Compliance (since March
Suite 800                    President       2001) and Manager-Compliance (October 1998 through
Denver, CO 80206             of the Trust    March 2001) with Berger Financial Group LLC. Formerly,
                             (since Mar.     Senior Auditor (July 1996 through August 1998) and
DOB:1969                     2001)           Auditor (August 1993 through June 1996) with
                                             PricewaterhouseCoopers LLP, a public accounting firm.
---------------------------------------------------------------------------------------------------------------
Lance V. Campbell,           Assistant       Assistant Treasurer (since March 2001) of the Berger Funds.
CFA, CPA*                    Treasurer       Assistant Vice President (since January 2002) and Manager
210 University Blvd.         of the Trust    of Investment Accounting (August 1999 through January
Suite 800                    (since Mar.     2002) with Berger Financial Group LLC. Formerly, Senior
Denver, CO 80206             2001)           Auditor (December 1998 through August 1999) and Auditor
                                             (August 1997 through December 1998) with
DOB:1972                                     PricewaterhouseCoopers LLP, a public accounting
                                             firm, and Senior Fund Accountant (January 1996
                                             through July 1997) with INVESCO Funds Group.

                               March 31, 2001 International Equity Annual Report

                                                                           IEFAR